As filed with the Securities and Exchange Commission on January 2, 2020
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03802
NEUBERGER BERMAN INCOME FUNDS
(Exact name of registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of principal executive offices – Zip Code)
Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Income Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and addresses of agents for service)
Registrant's telephone number, including area code: (212) 476-8800

Date of fiscal year end: October 31
Date of reporting period: October 31, 2019
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Following is a copy of the annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Income Funds

Investor Class Shares
Trust Class Shares
Institutional Class Shares

Core Bond Fund

Emerging Markets Debt Fund

Floating Rate Income Fund

High Income Bond Fund

Municipal High Income Fund

Municipal Impact Fund

Class A Shares
Class C Shares
Class R3 Shares
Class R6 Shares

Municipal Intermediate Bond Fund

Short Duration Bond Fund

Short Duration High Income Fund

Strategic Income Fund

Unconstrained Bond Fund

Annual Report

October 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website www.nb.com/fundliterature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.877.9700 or by sending an e-mail request to fundinfo@nb.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.877.9700 or send an email request to fundinfo@nb.com to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Contents

THE FUNDS

President's Letter	1

PORTFOLIO COMMENTARY

Core Bond Fund	2
Emerging Markets Debt Fund	5
Floating Rate Income Fund	9
High Income Bond Fund	12
Municipal High Income Fund	15
Municipal Impact Fund	18
Municipal Intermediate Bond Fund	21
Short Duration Bond Fund	24
Short Duration High Income Fund	27
Strategic Income Fund	30
Unconstrained Bond Fund	33
FUND EXPENSE INFORMATION	42
LEGEND	45

SCHEDULE OF INVESTMENTS

Core Bond Fund	47
Emerging Markets Debt Fund	58
Positions by Industry	74
Floating Rate Income Fund	86
High Income Bond Fund	100
Municipal High Income Fund	115
Municipal Impact Fund	124
Municipal Intermediate Bond Fund	129
Short Duration Bond Fund	138
Short Duration High Income Fund	146

Strategic Income Fund	158
Unconstrained Bond Fund	210
FINANCIAL STATEMENTS	230

FINANCIAL HIGHLIGHTS (ALL CLASSES)/PER SHARE DATA

Core Bond Fund	272
Emerging Markets Debt Fund	274
Floating Rate Income Fund	274
High Income Bond Fund	276
Municipal High Income Fund	278
Municipal Impact Fund	280
Municipal Intermediate Bond Fund	280
Short Duration Bond Fund	282
Short Duration High Income Fund	284
Strategic Income Fund	284
Unconstrained Bond Fund	286
Reports of Independent Registered Public Accounting Firms	292
Directory	294
Trustees and Officers	295
Proxy Voting Policies and Procedures	305
Quarterly Portfolio Schedule	305
Board Consideration of the Management Agreements	305
Notice to Shareholders	312

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2019 Neuberger Berman BD LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this annual shareholder report for the Neuberger Berman Income Funds.

The slow-but-positive U.S. economic expansion continued over the 12 months ended October 31, 2019 (reporting period), supported largely by resilient personal consumption and a strong labor market. In terms of the latter, the unemployment rate was reported at 3.6% in October 2019, close to its lowest reading in nearly 50 years. However, other areas of the U.S. economy showed signs of softening. For example, in August 2019, measures of manufacturing sector activity slipped into contraction territory, the first such occurrence in three years. Elsewhere, growth outside of the U.S. continued to weaken amid mounting global trade and geopolitical headwinds.

Against this backdrop, key central banks shifted away from a desire to normalize policy to a desire to support growth. The U.S. Federal Reserve Board (Fed), after raising interest rates four times in calendar year 2018, lowered rates three times in 2019. Elsewhere, the European Central Bank cut policy rates and announced a new round of quantitative easing, while the Bank of Japan signaled they were prepared to implement more accommodative policy as needed.

U.S. Treasury yields rallied meaningfully over the reporting period. Both short- and long-dated Treasury yields declined, seemingly fueled by growing fears of moderating global growth. Furthermore, at times investors were drawn to the relative safety of government bonds given uncertainties surrounding the trade negotiations between the U.S. and China, questions regarding Brexit and a number of geopolitical issues.

In this environment, the Bloomberg Barclays U.S. Aggregate Bond Index returned 11.51% during the reporting period. Other fixed income subsectors also produced solid absolute returns, including investment-grade and non-investment grade credit, emerging markets debt and select securitized sectors.

Looking ahead, we anticipate the U.S. economy to continue its soft landing trajectory—supported by an accommodative Fed and resilient personal spending—while other regions and countries face more risk.

Thank you for your support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

JOSEPH V. AMATO
PRESIDENT AND CEO
NEUBERGER BERMAN INCOME FUNDS

Core Bond Fund Commentary (Unaudited)

Neuberger Berman Core Bond Fund Institutional Class generated a 11.24% total return for the 12 months ended October 31, 2019 and underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Index), which saw a 11.51% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall fixed income market generated strong results during the 12 months ended October 31, 2019. Both short- and long-term U.S. Treasury yields moved sharply lower as the U.S. Federal Reserve Board (Fed) had a "dovish pivot" and lowered interest rates three times during the second half of the reporting period. In addition, global growth continued to moderate, partially due to the ongoing trade conflict between the U.S. and China. Investor sentiment was also challenged at times given uncertainties surrounding Brexit, numerous other geopolitical issues and a downturn in manufacturing activity. Against this backdrop, a number of central banks outside the U.S., including the European Central Bank, also introduced accommodative monetary policies, and government yields outside the U.S. also moved lower.

Security selection in investment grade credit was the largest contributor to relative performance versus the Index during the reporting period, primarily due to positive issuer selection in the banking, healthcare and food & beverage subsectors. The Fund was underweight corporate credit during the volatile November/December 2018 period. Given wider spreads and our view that global economic growth would moderate but remain positive, we briefly moved to overweight corporates in the first quarter of 2019. We then reduced our position to a neutral posture in the second quarter of 2019 and ended the period modestly underweight. These adjustments all contributed to relative performance. An overweight exposure to commercial mortgage-backed securities (CMBS) and an allocation to mortgage credit were other primary contributors to performance. Conversely, the Fund's allocation to U.S. Treasury Inflation-Protection Securities detracted the most from results as future inflation expectations remained weak relative to inflation readings during the reporting period. Elsewhere, yield curve positioning, along with security selection in agency mortgage-backed securities, also detracted from results.

The Fund's use of futures contracts detracted from performance during the reporting period.

There were several adjustments made to the portfolio during the reporting period. We moved from overweight to a neutral position in asset-backed securities (ABS), as their valuations became less attractive in our view. However, consumer balance sheets remained quite strong, which bodes well for ABS fundamentals. We increased the Fund's exposure to CMBS and mortgage credit, which we continue to view as attractive in light of still supportive commercial and residential real estate fundamentals. In addition, we opened a modest position in AAA rated collateralized loan obligations due to compelling relative valuations. Finally, we lengthened the Fund's duration modestly, ending the reporting period longer than the Index by roughly one third of a year.

Our main thesis since early 2019 has been that global growth would slow, but we would experience a global soft economic landing, which we believed would ultimately support a range of credit sectors. To date, that has been the case, but as we look forward, we believe we should bifurcate the outlook. For the U.S. in particular, we still believe in slow-but-positive growth: the base of consumption spending and labor trends means that it's difficult to envision a serious slowdown over the coming quarters. But for other regions and countries, we believe the soft landing is transitioning to something riskier. In our view, continental Europe, the U.K. and some major emerging market countries are seeing, and will likely continue to see, weak growth rates that may look and feel like recessions, even if technical definitions of a recession are not met.

Sincerely,

THANOS BARDAS, DAVID M. BROWN, NATHAN KUSH AND BRAD TANK
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Core Bond Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NCRIX
Institutional Class	NCRLX
Class A	NCRAX
Class C	NCRCX
Class R6	NRCRX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	6.9%
Corporate Bonds	23.7
Mortgage-Backed Securities	48.2
U.S. Government Agency Securities	0.9
U.S. Treasury Obligations	22.4
Short-Term Investments	0.7
Liabilities Less Other Assets	(2.8)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS2,18

	Inception	Average Annual Total Return Ended 10/31/2019
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[3]	02/01/1997	10.81%	2.69%	3.58%	4.71%
Institutional Class[3]	10/01/1995	11.24%	3.10%	4.00%	5.11%
Class A4	12/20/2007	10.82%	2.69%	3.59%	4.90%
Class C4	12/20/2007	9.99%	1.93%	2.82%	4.51%
Class R6[4]	01/18/2019	11.33%	3.12%	4.01%	5.11%
With Sales Charge
Class A4		6.14%	1.80%	3.14%	4.71%
Class C4		8.99%	1.93%	2.82%	4.51%
Index
Bloomberg Barclays U.S. Aggregate Bond Index[1,14]		11.51%	3.24%	3.73%	5.23%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2019, the 30-day SEC yields were 2.60%, 3.00%, 2.60%, 1.85% and 3.11% for Investor Class, Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 2.34%, 2.90%, 2.52%, 1.78% and 2.99% for Investor Class, Institutional Class, Class A, Class C and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 1.12%, 0.55%, 0.92%, and 1.67% for Investor Class, Institutional Class, Class A, and Class C shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2019 is 0.45% for Class R6 (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios for fiscal year 2018 were 0.86%, 0.46%, 0.86%, and 1.61% for Investor Class, Institutional Class, Class A, and Class C shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2019 is 0.36% for Class R6 after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the annual period ended October 31, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Core Bond Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Emerging Markets Debt Fund Commentary (Unaudited)

Neuberger Berman Emerging Markets Debt Fund Institutional Class generated a 13.26% total return for the 12 months ended October 31, 2019 and underperformed its benchmark, a blend consisting of 50% J.P. Morgan Government Bond Index—Emerging Markets Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index—Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index—Diversified (the Index), which delivered a 14.65% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

For the 12 months ended October 31, 2019, emerging markets (EM) debt experienced positive tailwinds supporting strong performance. The hard currency sovereign debt index (J.P. Morgan Emerging Markets Bond Index-Global Diversified) delivered a 14.35% return, the corporate debt index (J.P. Morgan Corporate Emerging Markets Bond Index-Diversified) delivered 12.81%, and the local currency index (J.P. Morgan Government Bond Index-Emerging Markets Global Diversified) returned 15.59%.

Following a drawdown in the closing months of 2018 after the U.S. Federal Reserve Board (Fed) rate hike, EM debt posted strong gains in 2019. The recovery was driven by spread compression as risk appetite returned to global markets, while a sharp drop in U.S. Treasury yields drove gains from March onwards as the market started to price in multiple rate cuts by the Fed for 2019. A more dovish monetary policy stance in developed markets also acted as a tailwind for EM assets, especially in local markets where local interest rates moved down. The ongoing trade negotiations between the U.S. and China contributed to market volatility over the reporting period, however, this has abated to the extent investors expect that the countries are moving toward "phase 1" of a trade agreement.

The primary driver of the Fund's underperformance versus the Index came from the overweight risk position in Argentina. Argentine assets grabbed headlines in August 2019, as hard currency sovereigns declined more than 50% in the month and the peso slumped. This occurred after the unexpected results of the presidential primary election mid-month which caused instability in the financial markets and led to extreme measures to stabilize the situation. This included the government's actions to re-profile its short-term local debt and the introduction of capital controls. The stress was compounded by the leading candidate, and ultimate winner, Alberto Fernandez who has blamed the Macri administration and the International Monetary Fund for the crisis, leading to further doubts on policy continuity if and when he would take over.

Aside from Argentina, in hard currency, country allocation detracted from performance due to the overweight exposure to Venezuela. This was somewhat mitigated by the underweight exposure to Lebanon and overweight to Ukraine. Security selection was positive because of instrument selection in Argentina and Venezuela. In the corporate space in addition to Argentina, the overweight exposure to Mexico and underweight to Russia detracted from performance. We added value primarily due to the overweight position and security selection in Brazil. By sector, security selection in the utilities, oil and gas, and real estate was positive while security selection in metals and mining was a drag on performance. The local currency part of the portfolio outperformed the benchmark, with both local rates and foreign currency (FX) positioning contributing positively. In local rates, our duration overweights in Mexico, Russia and Indonesia were the main contributors while in FX, our positions in select frontier market currencies including the Egyptian pound and the Ukrainian hryvnia added most value. Meanwhile positioning in Argentina was also the main detractor in local currency, mostly due to short end credit exposures as well as positions in local floaters and inflation-linked instruments, while our underweight in Asian currencies also detracted over the reporting period.

The Fund's aggregate use of futures, forward foreign currency, and swap contracts, contributed positively to performance during the reporting period.

Over the trailing 12 months, there were a number of changes across the portfolio. Within hard currency sovereigns, we increased the exposure to Indonesia, Ukraine and Russia where we saw fundamental improvements. We also have an underweight exposure to the Gulf countries which entered the J.P. Morgan Emerging Markets Bond Index—Global Diversified over the course of the year. We trimmed exposure to Turkey as policy risks have escalated and valuations became less attractive to us.

In corporate positioning, we actively participated in the new issuance market throughout the reporting period. We were particularly active in the Asian markets as Asia accounts for 65% of the new issuance supply this year. Overall, we added exposure in Mexican metals and mining, financials and telecom services as well as in Brazilian pulp and paper. We reduced exposure in Chile, Peru, and Thailand. By sector, we increased exposure to technology, media, and telecom as well as utilities while taking profits in metals and mining names.

On the local currency side, we reduced the risk profile earlier in the year by trimming the overall exposure to currencies and trimming the duration overweight in rates. However, we reestablished positions as global market conditions improved during the reporting period. On the rates side we reduced exposure to Colombia, where we moved underweight. In central & eastern Europe, the Middle East and Africa, we cut duration to Poland and Romania and neutralized our underweight in the Czech Republic. We also moved to an overweight position in Russia. In Asia we moved to overweight positions in China, Korea, and Indonesia. We were active in FX markets throughout the reporting period due to the volatility. The largest moves came in Russia and Turkey, where we are now overweight the ruble and underweight the lira. We moved from underweight to an overweight in the Chinese yuan and Malaysian ringgit, while removing our exposure to Sri Lanka. In Latin America, we moved from neutral to overweight in the Brazilian real and neutralized the position in the Peruvian sol.

Against the current backdrop of gradually slowing global growth, we are starting to see signs that different drivers of this slowdown are bottoming out, such as the lagged effects of monetary policy tightening in the U.S. and China and a dwindling of inventories. Together with a substantial de-escalation in the U.S.-China trade war, if it occurs, we believe this should raise confidence and improve the outlook for EM assets. We anticipate EM growth to decelerate this year but foresee a modest pickup in growth in 2020. Other cyclical indicators such as fiscal and current account balances have been favorable while inflation has been on a downward trajectory, allowing a continued accommodative monetary policy stance by EM central banks.

Sincerely,

ROB DRIJKONINGEN, GORKY URQUIETA, BART VAN DER MADE, RAOUL LUTTIK,
JENNIFER GORGOLL, VERA KARTSEVA AND NISH POPAT
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Emerging Markets Debt Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NERIX
Class A	NERAX
Class C	NERCX

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 10/31/2019
	Date	1 Year	5 Year	Life of Fund
At NAV
Institutional Class	09/27/2013	13.26%	2.61%	3.02%
Class A	09/27/2013	12.85%	2.21%	2.63%
Class C	09/27/2013	12.01%	1.45%	1.86%
With Sales Charge
Class A		8.01%	1.33%	1.90%
Class C		11.01%	1.45%	1.86%
Index
Blended Benchmark*[1,14]		14.65%	3.16%	3.39%

*  Blended benchmark is composed of 50% J.P. Morgan Government Bond Index (GBI)—Emerging Markets Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index (EMBI)—Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—Diversified, and is rebalanced monthly.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2019, the 30-day SEC yields were 5.32%, 4.96% and 4.21% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 5.20%, 4.81% and 4.07% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 1.01%, 1.40% and 2.14% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.79%, 1.16% and 1.91% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Debt Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

*  Blended benchmark is composed of 50% J.P. Morgan Government Bond Index (GBI)—Emerging Markets Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index (EMBI)—Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—Diversified, and is rebalanced monthly.

Floating Rate Income Fund Commentary (Unaudited)

Neuberger Berman Floating Rate Income Fund Institutional Class generated a 2.12% total return for the 12 months ended October 31, 2019 and underperformed its benchmark, the S&P/LSTA Leveraged Loan Index (the Index), which provided a 2.67% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The senior floating rate bank loan market, as measured by the Index, posted a positive return during the 12 months ended October 31, 2019. The market was supported by a number of factors, including a "dovish pivot" by the U.S. Federal Reserve Board (Fed), as it lowered interest rates three times during the second half of the reporting period. While falling interest rates can create a technically challenging environment for the floating rate loan market, the backdrop of a more accommodative Fed was supportive of issuer fundamentals and investor risk sentiment. Additionally, the U.S. economy was resilient and corporate profits often exceeded lowered expectations. Late in the reporting period, there were also reports of progress in U.S./China trade negotiations. For the reporting period, securities rated BB and B in the Index returned 4.1% and 2.5%, respectively, whereas securities rated CCC returned -4.3%.

The Fund tactically adjusted its position upward in non-floating rate securities towards the end of the reporting period. We have the flexibility to allocate up to 20% of net assets to these securities, usually fixed-rate senior bonds. Relative value between floating rate loans and fixed-rate bonds fluctuated during the reporting period given the increase in volatility. Against this backdrop, the Fund's non-floating rate allocation in long term securities ended the reporting period at approximately 4.1% of net assets, which was modestly additive to performance.

In terms of the Fund's quality biases, an underweight to CCC and below rated issues added the most to performance versus the Index. Conversely, security selection within issues rated BB and an underweight to issues rated BBB detracted from results.

From a sector perspective, security selection within retailers and lodging & casinos, along with an underweight to home furnishings, added the most to performance during the reporting period. In contrast, security selection within electronics and drugs, coupled with an overweight to oil & gas, were the largest detractors from returns.

We continue to believe that yields in the loan market are compensating investors for a relatively benign default environment. While headline risk and market volatility remain potential risks, operating performance of most issuers has been relatively stable: revenue growth has been positive and leverage has risen only modestly. The ability of issuers to cover interest payments also remains relatively constructive. While economic growth has slowed, the Fed and other central banks continue to be supportive of monetary policy actions which would tend to shore up further deterioration in economic activity. While we believe the outlook for most issuer fundamentals remains constructive, risks continue to exist, including uncertainty around global growth expectations, U.S.-China trade policy and political event risk, which could lead to periods of volatility. We believe our portfolio is well-positioned to mitigate the downside as market volatility rises and we will look to tactically take advantage of increased volatility to add to credits with more stable and/or improving fundamentals and valuations.

Sincerely,

THOMAS P. O'REILLY*, JOSEPH P. LYNCH, STEPHEN J. CASEY AND DANIEL DOYLE
PORTFOLIO MANAGERS

*  As previously disclosed in a supplement to the Fund's prospectus, Thomas P. O'Reilly will retire on or about December 31, 2019. Joseph P. Lynch, Stephen J. Casey and Daniel Doyle will continue to manage Neuberger Berman Floating Rate Income Fund.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The loan ratings noted above represent segments of the S&P/LSTA Leveraged Loan Index, which are determined based on the ratings issued by Standard & Poor's.

Floating Rate Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NFIIX
Class A	NFIAX
Class C	NFICX

PORTFOLIO BY MATURITY DISTRIBUTION

(as a % of Total Investments*)
One to less than Five Years	44.8%
Five to less than Ten Years	53.5
Ten Years or Greater	1.7
Total	100.0%

*  Does not include Short-Term Investments or the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 10/31/2019
	Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class[5]	12/30/2009	2.12%	3.14%	4.12%
Class A	12/29/2009	1.75%	2.76%	3.73%
Class C5	12/30/2009	0.99%	1.99%	2.98%
With Sales Charge
Class A		-2.60%	1.86%	3.28%
Class C5		0.02%	1.99%	2.98%
Index
S&P/LSTA Leveraged Loan Index[1,14]		2.67%	3.83%	4.89%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2019, the 30-day SEC yields were 5.01%, 4.64% and 3.88% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 4.89%, 4.54% and 3.76% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 0.86%, 1.24% and 1.98% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.71%, 1.08% and 1.83% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Floating Rate Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

High Income Bond Fund Commentary (Unaudited)

Neuberger Berman High Income Bond Fund Investor Class generated a 7.72% total return for the 12 months ended October 31, 2019 and underperformed its benchmark, the ICE BofAML U.S. High Yield Constrained Index (the Index), which provided an 8.32% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall high yield market, as measured by the Index, generated strong results during the 12 months ended October 31, 2019. After moving lower over the first two months of the reporting period, the high yield market posted positive returns during nine of the next ten months. The market's turnaround was triggered by a number of factors, including a "dovish pivot" by the U.S. Federal Reserve Board (Fed), as it lowered interest rates three times during the second half of the reporting period. In addition, the U.S. economy was resilient and corporate profits often exceeded lowered expectations. Late in the reporting period there were also reports of progress in U.S.-China trade negotiations.

From a sector perspective, an underweight to banking, and underweight to and security selection within super retail, and security selection within gas distribution detracted the most from performance. In contrast, an underweight to energy, along with security selection within support-services and metals/mining, contributed the most to results.

In terms of the Fund's quality biases, an underweight to CCC and below rated securities and security selection within B rated securities contributed the most to performance. Conversely, security selection within BB rated securities was the primary detractor from performance.

Among the adjustments we made to the portfolio over the reporting period, the Fund's allocations to securities rated B were increased by 15% and securities rated BB decreased 13% over the reporting period. The Fund ended the reporting period with a BB rated allocation below that of the Index and a B rated allocation above that of the Index. From a sector perspective, the Fund increased its allocations to consumer products & services, media—broadcast & diversified and aerospace & defense, while reducing its diversified financial services and energy exposures.

Looking ahead, we continue to believe that spreads are compensating investors for a relatively benign default environment. While headline risk and market volatility remain potential risks, operating performance of most issuers has been relatively stable; revenue growth has been positive and leverage has risen only modestly. We believe the ability of issuers to cover interest payments remains relatively constructive. Furthermore, refinancing activity has significantly reduced the amount of bonds maturing in the near term. While economic growth has slowed, the Fed and other central banks continue to be supportive of monetary policy actions which would tend to shore up further deterioration in economic activity. While we believe the outlook for most issuer fundamentals remains constructive, risks continue to exist, including uncertainty around global growth expectations, U.S.-China trade policy and political event risk, which could lead to periods of volatility. We believe our portfolio is well-positioned to provide downside protection as market volatility rises and we will look to tactically take advantage of increased volatility to add issuers with more stable and/or improving fundamentals and valuations.

Sincerely,

THOMAS P. O'REILLY*, RUSS COVODE, DANIEL DOYLE, JOE LIND AND CHRISTOPHER KOCINSKI
PORTFOLIO CO-MANAGERS

*  As previously disclosed in a supplement to the Fund's prospectus, Thomas P. O'Reilly will retire on or about December 31, 2019. Russ Covode, Daniel Doyle, Joe Lind and Christopher Kocinski will continue to manage Neuberger Berman High Income Bond Fund.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The performance of certain rated bonds within the benchmark, as noted above, represent issues that are rated B1/B+ through B3/B-, Ba1/BB+ through Ba3/BB- and CCC+/Caa1 or lower, based on an average of Moody's, S&P and Fitch, as calculated by ICE BofAML.

High Income Bond Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NHINX
Institutional Class	NHILX
Class A	NHIAX
Class C	NHICX
Class R3	NHIRX
Class R6	NRHIX

PORTFOLIO BY MATURITY DISTRIBUTION

(as a % of Total Investments*)
Less than One Year	1.2%
One to less than Five Years	22.4
Five to less than Ten Years	72.7
Ten Years or Greater	3.7
Total	100.0%

*  Does not include Short-Term Investments or the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS6,19

	Inception	Average Annual Total Return Ended 10/31/2019
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[7]	02/01/1992	7.72%	3.90%	6.67%	7.30%
Institutional Class[8]	05/27/2009	7.89%	4.05%	6.81%	7.37%
Class A8	05/27/2009	7.43%	3.62%	6.40%	7.20%
Class C8	05/27/2009	6.81%	2.92%	5.64%	6.92%
Class R3[8]	05/27/2009	7.37%	3.40%	6.14%	7.11%
Class R6[8]	03/15/2013	8.12%	4.16%	6.82%	7.36%
With Sales Charge
Class A8		2.88%	2.73%	5.94%	7.04%
Class C8		5.81%	2.92%	5.64%	6.92%
Index
ICE BofAML U.S. High Yield Constrained Index[1,14]		8.32%	5.18%	7.67%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2019, the 30-day SEC yields were 4.44%, 4.60%, 4.18%, 3.47%, 4.01% and 4.70% for Investor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yield would have been 3.81% for Class A shares.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 0.86%, 0.70%, 1.15%, 1.83%, 1.37% and 0.61% for Investor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratio was 1.13% for Class A shares after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

High Income Bond Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Municipal High Income Fund Commentary (Unaudited)

Neuberger Berman Municipal High Income Fund Institutional Class generated a 9.62% total return for the 12 months ended October 31, 2019 and underperformed its benchmark, a blend consisting of 65% Bloomberg Barclays Municipal Bond Index and 35% Bloomberg Barclays Municipal High Yield Index (the Index), which provided a 10.20% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

All told, for the reporting period, the Bloomberg Barclays Municipal Bond Index returned 9.42% whereas the overall taxable bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 11.51%. Both short- and long-term U.S. Treasury yields moved sharply lower as the U.S. Federal Reserve Board had a "dovish pivot" and lowered interest rates three times during the second half of the reporting period. Municipal securities were also supported by overall positive fundamentals, as well as strong investor demand at times.

Duration positioning detracted from the Fund's performance during the reporting period. In particular, having a duration that was modestly shorter than the Index was a headwind for results as rates moved lower across the yield curve. On the upside, security selection was additive for returns, led by our allocations to tobacco securitization bonds, Puerto Rico-issued bonds and Illinois state general obligation bonds. The Fund's credit biases were also beneficial for results. In particular, an overweight to securities rated below investment-grade and an underweight to securities rated AAA versus the Index contributed to results, as lower rated issues outperformed their higher rated counterparts.

A number of changes were made to the Fund during the reporting period. Despite recently increasing duration, the Fund's overall duration was shortened during the reporting period. In addition, we upgraded the overall credit quality of the portfolio.

Our main thesis since early 2019 has been that global growth would slow, but we would experience a global soft economic landing, which we believed would ultimately provide support for fixed income assets. Despite periods of volatility, we believe the outlook for the muni market continues to look promising for the balance of 2019. We anticipate that demand from retail and institutional investors will likely mitigate the larger than expected supply that may be present during the fourth quarter of 2019. While we anticipate economic growth to moderate, we do not anticipate any systemic deterioration in overall municipal credit quality. We continue to seek out attractive trading opportunities for our investors.

Sincerely,

JAMES L. ISELIN, S. BLAKE MILLER AND ERIC J. PELIO
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Bloomberg Barclays Municipal Bond Index and Bloomberg Barclays Municipal High Yield Index, which are determined based on the average ratings issued by Standard & Poor's, Moody's and Fitch.

Municipal High Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NMHIX
Class A	NMHAX
Class C	NMHCX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
Alabama	0.4%
Arizona	4.3
California	10.8
Colorado	4.4
Connecticut	0.1
Florida	4.7
Georgia	1.5
Hawaii	1.2
Illinois	10.2
Indiana	0.6
Iowa	0.3
Kansas	0.4
Kentucky	2.1
Louisiana	2.5
Maine	0.6
Maryland	2.1
Michigan	2.0
Minnesota	3.9
Missouri	0.9
Nevada	0.4
New Jersey	5.2
New Mexico	0.4
New York	6.0
North Carolina	1.9
North Dakota	0.4
Ohio	6.8
Oklahoma	0.3
Oregon	0.4
Pennsylvania	2.7
Puerto Rico	4.3
Rhode Island	2.6
South Carolina	1.6
Tennessee	3.5
Texas	6.0
Utah	0.9
Vermont	1.2
Virginia	0.5
Washington	0.9
West Virginia	1.3
Wisconsin	2.2
Other Assets Less Liabilities	(2.5)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS10

	Inception	Average Annual Total Return Ended 10/31/2019
	Date	1 Year	Life of Fund
At NAV
Institutional Class	06/22/2015	9.62%	5.11%
Class A	06/22/2015	9.13%	4.70%
Class C	06/22/2015	8.41%	3.94%
With Sales Charge
Class A		4.53%	3.67%
Class C		7.41%	3.94%
Index
Blended Benchmark*[1,14]		10.20%	4.77%

*  Blended benchmark is composed of 65% Bloomberg Barclays Municipal Bond Index and 35% Bloomberg Barclays Municipal High Yield Index and is rebalanced monthly.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2019, the 30-day SEC yields were 2.62%, 2.25% and 1.50% for Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 4.43%, 3.80% and 2.53% for Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (37% plus 3.8% Medicare contribution tax).9 Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 2.33%, 1.92% and 1.21% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 0.88%, 1.35% and 2.01% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.51%, 0.88% and 1.63% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal High Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

*  Blended benchmark is composed of 65% Bloomberg Barclays Municipal Bond Index and 35% Bloomberg Barclays Municipal High Yield Index and is rebalanced monthly.

Municipal Impact Fund Commentary (Unaudited)

Neuberger Berman Municipal Impact Fund Institutional Class generated an 8.93% total return for the 12 months ended October 31, 2019. Over the same period the Fund's benchmark, the Bloomberg Barclays Municipal Bond Index (the Index), returned 9.42%. (Performance for all share classes is provided in the table immediately following this letter.)

The investment grade municipal bond market generated a strong absolute return, but lagged the taxable bond market on a relative basis during 12 months ended October 31, 2019. All told, for the reporting period, the Index returned 9.42% whereas the overall taxable bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 11.51%. Both short- and long-term U.S. Treasury yields moved sharply lower as the U.S. Federal Reserve Board had a "dovish pivot" and lowered interest rates three times during the second half of the reporting period. Municipal securities were also supported by overall positive fundamentals, as well as strong investor demand at times.

Duration positioning was a headwind for the Fund's performance during the reporting period. In particular, having a duration that was shorter than the Index detracted from results versus the Index as rates moved lower across the yield curve. On the upside, security selection, overall, was additive for returns, led by our longer-term hospital revenue bonds. The Fund's credit biases were also beneficial for results. Having an overweight versus the Index to below investment-grade securities and an underweight to securities rated AAA contributed to results, as lower rated issues outperformed their higher rated counterparts.

A number of changes were made to the Fund during the reporting period. We modestly shortened the Fund's overall duration during the reporting period. We also opportunistically added to the Fund's exposure to non-investment grade securities.

Our main thesis since early 2019 has been that global growth would slow, but we would experience a global soft economic landing, which we believed would ultimately provide support for fixed income assets. Despite periods of volatility, we believe the outlook for the muni market continues to look promising for the balance of 2019. We anticipate that demand from retail and institutional investors will likely mitigate the larger than expected supply that may be present during the fourth quarter of 2019. While we anticipate economic growth to moderate, we do not anticipate any systemic deterioration in overall municipal credit quality. We continue to seek out attractive trading opportunities for our investors.

Sincerely,

JAMES L. ISELIN, S. BLAKE MILLER, JAMES LYMAN AND JEFFREY HUNN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Bloomberg Barclays Municipal Bond Index, which are determined based on the average ratings issued by Standard & Poor's, Moody's and Fitch.

Municipal Impact Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NMIIX
Class A	NIMAX
Class C	NIMCX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
Alabama	1.2%
Arkansas	1.8
California	1.2
District of Columbia	3.2
Florida	3.9
Georgia	2.0
Illinois	3.7
Indiana	3.5
Kansas	1.1
Kentucky	3.7
Louisiana	5.8
Michigan	10.3
Minnesota	3.8
Mississippi	3.8
Missouri	4.5
New Jersey	1.2
New York	7.2
North Carolina	1.2
North Dakota	0.4
Ohio	3.5
Oklahoma	3.9
Pennsylvania	8.5
Rhode Island	0.9
South Carolina	2.7
Texas	7.6
Utah	1.7
West Virginia	5.3
Wisconsin	0.7
Other Assets Less Liabilities	1.7 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS10,20

	Inception	Average Annual Total Return Ended 10/31/2019
	Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	03/11/2013[16]	8.93%	2.65%	2.65%
Class A21	06/19/2018	8.58%	2.55%	2.58%
Class C21	06/19/2018	7.75%	2.34%	2.42%
With Sales Charge
Class A21		3.94%	1.66%	1.91%
Class C21		6.75%	2.34%	2.42%
Index
Bloomberg Barclays Municipal Bond Index[1,14]		9.42%	3.55%	3.48%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2019, the 30-day SEC yields were 1.32%, 0.96% and 0.22% for Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 2.23%, 1.62% and 0.37% for Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (37% plus 3.8% Medicare contribution tax).9 Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 0.91%, 0.51% and -0.47% for Institutional Class, Class A and Class C shares, respectively. A negative 30-day SEC yield results when a fund's accrued expenses exceed its income for the relevant period. Please note, in such instances the 30-day SEC yield may not equal the Fund's actual rate of income earned and distributed by the Fund and, therefore, a per share distribution may still be paid to shareholders.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2018 was 0.91% for Institutional Class, and the estimated total annual operating expense ratios for fiscal year 2019 are 1.18% and 1.93% for Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Institutional Class shares). The expense ratio for fiscal year 2018 was 0.43% for Institutional Class and the estimated total annual operating expense ratios for fiscal year 2019 are 0.80% and 1.55% for Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The restated Institutional Class expense ratio for the fiscal year ended 2018 does not include the portion of extraordinary proxy-related expenses borne by the Institutional Class. The expense ratios for the annual period ended October 31, 2019 can be found in the Financial Highlights section of this report.

Municipal Impact Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Municipal Intermediate Bond Fund Commentary (Unaudited)

Neuberger Berman Municipal Intermediate Bond Fund Investor Class generated an 8.46% total return for the 12 months ended October 31, 2019 and underperformed its benchmark, the Bloomberg Barclays 7-Year General Obligation (G.O.) Index (the Index), which provided an 8.63% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The investment grade municipal bond market generated a strong absolute return, but lagged the taxable bond market on a relative basis during the 12 months ended October 31, 2019. All told, the Bloomberg Barclays Municipal Bond Index returned 9.42% for the 12 months ended October 31, 2019, whereas the overall taxable bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 11.51%. Both short- and long-term U.S. Treasury yields moved sharply lower as the U.S. Federal Reserve Board had a "dovish pivot" and lowered interest rates three times during the second half of the reporting period. Municipal securities were also supported by overall positive fundamentals, as well as strong investor demand at times.

From a security selection perspective, certain of our longer-term holdings that we added later in the reporting period detracted from performance versus the Index as rates moved higher in October 2019. On the upside, the Fund's allocations to Illinois, Connecticut and New Jersey state G.O. bonds were additive for results. The Fund's credit biases contributed to returns during the reporting period. In particular, having overweights to securities rated BBB and A versus the Index benefited results as lower rated investment grade issues outperformed their higher rated AAA counterparts. Having a modestly longer duration than the Index contributed to returns, as did our yield curve positioning.

In terms of changes to the portfolio, we slightly shortened the Fund's overall duration during the reporting period. Meanwhile, we maintained a barbell approach (investing in shorter and longer maturities) versus the Index.

Our main thesis since early 2019 has been that global growth would slow, but we would experience a global soft economic landing, which we believed would ultimately provide support for fixed income assets. Despite periods of volatility, we believe the outlook for the muni market continues to look promising for the balance of 2019. We anticipate that demand from retail and institutional investors will likely mitigate the larger than expected supply that may be present during the fourth quarter of 2019. While we anticipated economic growth to moderate, we do not anticipate any systemic deterioration in overall municipal credit quality. We continue to seek out attractive trading opportunities for our investors.

Sincerely,

JAMES L. ISELIN AND S. BLAKE MILLER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Bloomberg Barclays 7-Year General Obligation (G.O.) Index, which are determined based on the average ratings issued by Standard & Poor's, Moody's and Fitch.

Municipal Intermediate Bond Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NMUIX
Institutional Class	NMNLX
Class A	NMNAX
Class C	NMNCX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
Alaska	1.2%
Arizona	0.8
California	5.1
Colorado	2.4
Connecticut	4.0
Delaware	0.7
District of Columbia	0.4
Florida	4.4
Georgia	2.9
Illinois	7.6
Indiana	0.3
Iowa	0.3
Kansas	1.7
Kentucky	0.8
Louisiana	0.1
Maryland	4.7
Massachusetts	2.4
Michigan	1.5
Minnesota	0.9
Mississippi	3.3
Missouri	2.0
New Jersey	4.1
New York	11.4
Ohio	1.3
Oklahoma	2.4
Oregon	0.8
Pennsylvania	9.1
Rhode Island	3.1
South Carolina	1.2
Tennessee	2.2
Texas	8.1
Utah	1.7
Vermont	0.4
Virginia	1.2
Washington	3.4
West Virginia	0.4
Wisconsin	2.4
Liabilities Less Other Assets	(0.7)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS10

	Inception	Average Annual Total Return Ended 10/31/2019
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	07/09/1987	8.46%	2.66%	3.53%	4.67%
Institutional Class[11]	06/21/2010	8.63%	2.82%	3.67%	4.71%
Class A11	06/21/2010	8.24%	2.42%	3.30%	4.60%
Class C11	06/21/2010	7.43%	1.66%	2.58%	4.37%
With Sales Charge
Class A11		3.68%	1.53%	2.85%	4.46%
Class C11		6.43%	1.66%	2.58%	4.37%
Index
Bloomberg Barclays 7-Year G.O. Index[1,14]		8.63%	2.90%	3.86%	5.44%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2019, the 30-day SEC yields were 1.35%, 1.50%, 1.13% and 0.38% for Investor Class, Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 2.28%, 2.53%, 1.91% and 0.64% for Investor Class, Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (37% plus 3.8% Medicare contribution tax).9 Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 1.14%, 1.31%, 0.94% and 0.20% for Investor Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 0.65%, 0.46%, 0.83% and 1.58% for Investor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement). The expense ratios were 0.45%, 0.30%, 0.67% and 1.42% for Investor Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the annual period ended October 31, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal Intermediate Bond Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Short Duration Bond Fund Commentary (Unaudited)

Neuberger Berman Short Duration Bond Fund Investor Class generated a 4.40% total return for the 12 months ended October 31, 2019 and underperformed its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index (the Index), which provided a 4.89% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall fixed income market generated strong results during the 12 months ended October 31, 2019. Both short- and long-term U.S. Treasury yields moved sharply lower as the U.S. Federal Reserve Board (Fed) had a "dovish pivot" and lowered interest rates three times during the second half of the reporting period. In addition, global growth continued to moderate, partially due to the ongoing trade conflict between the U.S. and China. Investor sentiment was also challenged at times given uncertainties surrounding Brexit and a number of geopolitical issues. Against this backdrop, a number of central banks outside the U.S., including the European Central Bank, also introduced accommodative monetary policies, and government yields outside the U.S. also moved lower.

The primary detractor from the Fund's relative performance versus the Index during the reporting period was its duration positioning. We began the reporting period with a neutral posture and then moved to a more defensive duration position as economic growth in the U.S. remained solid. This was a headwind for results as the market priced in what we felt were aggressive Fed rate cuts as 2019 progressed, whereas our estimation was that the Fed would remain on hold. We then moved back to a neutral duration position in September 2019. Elsewhere, the Fund's allocation to asset-backed securities (ABS) was a modest detractor from returns. On the upside, the Fund's overweight allocation to investment-grade corporate bonds was beneficial as their spreads tightened. Elsewhere, the Fund's exposure to commercial mortgage-backed securities (CMBS) contributed to performance as their spreads also narrowed.

The Fund's use of futures contracts contributed positively to performance during the reporting period.

We maintained the Fund's overall positioning over the reporting period, with an overweight to non-Treasury securities and underweights to Treasuries, agency debt and non-corporate securities. That being said, we pared further the Fund's exposures to Treasuries and cash. Those proceeds were redeployed into corporate bonds, ABS and CMBS. Meanwhile, we actively participated in the primary and secondary credit markets when we found individual securities that we believed were attractively valued.

Looking ahead, we anticipate the U.S. economy to experience a soft landing, followed by continued expansion. Supporting the economy, in our view, will be a healthy labor market and wage growth which, in turn, should lead to solid consumer spending. Against this backdrop, we believe the Fed will remain on hold for the time being while it analyzes incoming economic data. As we move into 2020 we anticipate periods of market volatility. This may be triggered by any number of factors, including uncertainties regarding the November 2020 elections, ongoing trade negotiations between the U.S. and China and potential geopolitical factors. We view market volatility as potential opportunities to purchase securities at attractive valuations.

Sincerely,

THOMAS SONTAG, MICHAEL FOSTER AND MATTHEW MCGINNIS
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Short Duration Bond Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NSBIX
Trust Class	NSBTX
Institutional Class	NSHLX
Class A	NSHAX
Class C	NSHCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	7.3%
Corporate Bonds	56.7
Mortgage-Backed Securities	36.7
U.S. Treasury Obligations	0.7
Short-Term Investments	2.2
Liabilities Less Other Assets	(3.6)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS15

	Inception	Average Annual Total Return Ended 10/31/2019
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/09/1986	4.40%	1.28%	1.91%	4.00%
Trust Class[12]	08/30/1993	4.25%	1.16%	1.81%	3.92%
Institutional Class[12]	06/21/2010	4.62%	1.46%	2.09%	4.05%
Class A12	06/21/2010	4.18%	1.09%	1.74%	3.95%
Class C12	06/21/2010	3.55%	0.34%	1.03%	3.73%
With Sales Charge
Class A12		1.53%	0.59%	1.49%	3.87%
Class C12		2.55%	0.34%	1.03%	3.73%
Index
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index[1,14]		4.89%	1.60%	1.52%	4.74%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2019, the 30-day SEC yields were 2.80%, 2.70%, 3.00%, 2.63% and 1.88% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 2.41%, 2.32%, 2.66%, 2.27% and 1.53% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 1.08%, 1.20%, 0.83%, 1.22% and 1.97% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement).The expense ratios were 0.60%, 0.70%, 0.40%, 0.77% and 1.52% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the annual period ended October 31, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 2.50% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Short Duration Bond Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Short Duration High Income Fund Commentary (Unaudited)

Neuberger Berman Short Duration High Income Fund Institutional Class generated a 6.06% total return for the 12 months ended October 31, 2019 and underperformed its benchmark, the ICE BofAML 0-5 Year BB-B U.S. High Yield Constrained Index (the Index), which provided a 6.89% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall high yield market, as measured by the ICE BofAML U.S. High Yield Constrained Index, generated strong results during the 12 months ended October 31, 2019. After moving lower over the first two months of the reporting period, the high yield market posted positive returns during nine of the next ten months. The market's turnaround was triggered by a number of factors, including a "dovish pivot" by the U.S. Federal Reserve Board (Fed), as it lowered interest rates three times during the second half of the reporting period. In addition, the U.S. economy was resilient and corporate profits often exceeded lowered expectations. Late in the reporting period there were also reports of progress in U.S./China trade negotiations.

For the Fund, the sectors that contributed the most to absolute performance were health care, metals/mining, media-cable and diversified financial services. The sectors that detracted or contributed the least to absolute performance during the reporting period were energy, technology & electronics and real estate & homebuilders. From a quality perspective, approximately 97% of the portfolio was held in securities rated B and higher and cash. This positioning was accretive to the Fund's absolute performance.

During the reporting period, the Fund increased its allocations to consumer products & services and capital goods, while reducing its allocation to media—cable, diversified financial services and health care.

Looking ahead, we continue to believe that spreads are compensating investors for a relatively benign default environment. While headline risk and market volatility remain potential risks, operating performance of most issuers has been relatively stable; revenue growth has been positive and leverage has risen only modestly. We believe the ability of issuers to cover interest payments remains relatively constructive. Furthermore, refinancing activity has significantly reduced the amount of bonds maturing in the near term. While economic growth has slowed, the Fed and other central banks continue to be supportive of monetary policy actions which would tend to shore up further deterioration in economic activity. While we believe the outlook for most issuer fundamentals remains constructive, risks continue to exist, including uncertainty around global growth expectations, U.S.-China trade policy and political event risk, which could lead to periods of volatility. We believe our portfolio is well-positioned to provide downside protection as market volatility rises and we will look to tactically take advantage of increased volatility to add issuers with more stable and/or improving fundamentals and valuations.

Sincerely,

THOMAS P. O'REILLY*, RUSS COVODE, DANIEL DOYLE, JOE LIND AND CHRISTOPHER KOCINSKI
PORTFOLIO CO-MANAGERS

*  As previously disclosed in a supplement to the Fund's prospectus, Thomas P. O'Reilly will retire on or about December 31, 2019. Russ Covode, Daniel Doyle, Joe Lind and Christopher Kocinski will continue to manage Neuberger Berman Short Duration High Income Fund.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Short Duration High Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NHSIX
Class A	NHSAX
Class C	NHSCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Corporate Bonds	86.8%
Loan Assignments	8.9
Short-Term Investments	3.2
Other Assets Less Liabilities	1.1 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 10/31/2019
	Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	09/28/2012	6.06%	3.31%	3.69%
Class A	09/28/2012	5.78%	2.95%	3.33%
Class C	09/28/2012	5.00%	2.16%	2.55%
With Sales Charge
Class A		1.27%	2.05%	2.70%
Class C		4.00%	2.16%	2.55%
Index
ICE BofAML 0-5 Year BB-B U.S. High Yield Constrained Index[1,14]		6.89%	4.37%	4.90%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2019, the 30-day SEC yields were 3.59%, 3.22% and 2.47% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 2.88%, 2.44% and 1.74% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 1.05%, 1.47% and 2.21% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.76%, 1.13% and 1.88% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Short Duration High Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Strategic Income Fund Commentary (Unaudited)

Neuberger Berman Strategic Income Fund Institutional Class generated a 7.87% total return for the 12 months ended October 31, 2019, but underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Index), which provided a 11.51% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall fixed income market generated strong results during the 12 months ended October 31, 2019. Both short- and long-term U.S. Treasury yields moved sharply lower as the U.S. Federal Reserve Board had a "dovish pivot" and lowered interest rates three times during the second half of the reporting period. In addition, global growth continued to moderate, partially due to the ongoing trade conflict between the U.S. and China. Investor sentiment was also challenged at times given uncertainties surrounding Brexit, numerous other geopolitical issues and a downturn in manufacturing activity. Against this backdrop, a number of central banks outside the U.S., including the European Central Bank, also introduced accommodative monetary policies, and government yields outside the U.S. also moved lower.

The Fund's duration underweight versus the Index was the primary detractor from relative performance versus the Index, as U.S. Treasuries rallied over the reporting period. To a lesser degree, security selection in agency mortgage-backed securities and an allocation to U.S. Treasury Inflation-Protection Securities also weighed on results. The Fund's exposure to emerging markets debt helped partially offset these headwinds, as the sector benefited from dovish central bank policy and easing financial conditions in developed markets. Security selection in investment-grade credit was another notable contributor, with issuer selection in the banking and food & beverage subsectors adding the most value. Elsewhere, exposure to high-yield credit (both U.S. dollar and euro-denominated) contributed to performance during the reporting period.

The Fund's aggregate use of futures, swaps and forward currency and bond forward contracts detracted from performance during the reporting period.

There were several adjustments made to the portfolio during the reporting period. We reduced the Fund's exposure to emerging markets debt and European corporate credit following strong performance in the first half of 2019. In addition, we saw heightened growth risks associated with global trade and manufacturing. We have increased our allocations to senior floating rate loans, collateralized loan obligations and floating-rate investment-grade corporates. We believe there are compelling risk-adjusted opportunities in these sectors as recent underperformance has been primarily due to technical reasons rather than fundamentals. Within high-yield credit, we have been focusing exposure in domestic and services-oriented issuers, which we believe are more insulated from trade-related volatility.

Our main thesis since early 2019 has been that global growth would slow, but we would experience a global soft economic landing, which we believed would ultimately support a range of credit sectors. To date, that has been the case but, as we look forward, we believe we should bifurcate the outlook. For the U.S. in particular, we still believe in slow-but-positive growth: the base of consumption spending and labor trends means that it's difficult to envision a serious slowdown over the coming quarters. But for other regions and countries, we believe the soft landing is transitioning to something riskier. In our view, continental Europe, the U.K. and some major emerging market countries are seeing, and will likely continue to see, weak growth rates that may look and feel like recessions, even if technical definitions of a recession are not met.

Sincerely,

THANOS BARDAS, ASHOK BHATIA, DAVID M. BROWN AND BRAD TANK
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Strategic Income Fund (Unaudited)

TICKER SYMBOLS

Trust Class	NSTTX
Institutional Class	NSTLX
Class A	NSTAX
Class C	NSTCX
Class R6	NRSIX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	7.0%
Corporate Bonds	45.7
Developed Markets Ex- U.S.	0.1
Foreign Government Securities	2.3
Loan Assignments	6.9
Mortgage-Backed Securities	25.7
Municipal Notes	1.7
U.S. Government Agency Securities	0.1
U.S. Treasury Obligations	27.8
Short-Term Investments	0.4
Liabilities Less Other Assets	(17.7)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS17

	Inception	Average Annual Total Return Ended 10/31/2019
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class[13]	04/02/2007	7.60%	3.00%	4.82%	6.12%
Institutional Class	07/11/2003	7.87%	3.36%	5.19%	6.40%
Class A13	12/20/2007	7.44%	2.95%	4.77%	6.09%
Class C13	12/20/2007	6.70%	2.23%	4.04%	5.55%
Class R6[13]	03/15/2013	7.98%	3.42%	5.23%	6.43%
With Sales Charge
Class A13		2.89%	2.06%	4.31%	5.81%
Class C13		5.70%	2.23%	4.04%	5.55%
Index
Bloomberg Barclays U.S. Aggregate Bond Index[1,14]		11.51%	3.24%	3.73%	4.12%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2019, the 30-day SEC yields were 2.99%, 3.35%, 2.95%, 2.25% and 3.45% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 2.92%, 3.33%, 2.95%, 2.21% and 3.43% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 1.00%, 0.62%, 1.01%, 1.74% and 0.52% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 0.95%, 0.60%, 1.00%, 1.70% and 0.50% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the annual period ended October 31, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Strategic Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Unconstrained Bond Fund Commentary (Unaudited)

Neuberger Berman Unconstrained Bond Fund Institutional Class generated a -1.66% total return for the 12 months ended October 31, 2019. In contrast, its benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index (the Index), provided a 2.40% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall fixed income market generated strong results during the 12 months ended October 31, 2019. Both short- and long-term U.S. Treasury yields moved sharply lower as the U.S. Federal Reserve Board (Fed) had a "dovish pivot" and lowered interest rates three times during the second half of the reporting period. In addition, global growth continued to moderate, partially due to the ongoing trade conflict between the U.S. and China. Investor sentiment was also challenged at times given uncertainties surrounding Brexit, numerous other geopolitical issues and a downturn in manufacturing activity. Against this backdrop, a number of central banks outside the U.S., including the European Central Bank, also introduced accommodative monetary policies, and government yields outside the U.S. also moved lower.

The Fund's short exposures to U.S. and core European rates were the primary detractors from performance versus the Index, due to the rally in developed markets government bond yields. Elsewhere, the Fund's allocation to U.S. Treasury Inflation-Protection Securities (TIPS) and global inflation-linked bonds modestly weighed on results, as future inflation expectations remained weak relative to inflation readings during the reporting period. On the upside, the Fund's exposure to emerging markets (EM) debt, both hard and local currency, contributed the most to results over the reporting period. EM assets in particular benefited from dovish central bank policy and easing financial conditions in developed markets. The Fund's exposure to global investment-grade credit—both U.S. dollar and euro-denominated—was another notable contributor to returns given spreads tightening over the reporting period. The Fund's currency positioning also aided performance.

The Fund's aggregate use of futures (including options on futures), forward foreign currency, and swap contracts detracted from performance during the reporting period.

There were several adjustments made to the portfolio during the reporting period. We further reduced our negative duration by roughly half a year (moving it closer to zero), with shorts focused in U.S. and core European rates. We maintained exposure to TIPS, as we believe the Fed has a strong desire to see inflation move modestly higher. In addition, in our view, TIPS still appear attractively priced relative to fundamentals. In corporate credit, we have realized some profits in European investment-grade and high-yield following solid performance. We also believe relative value in corporate credit has shifted to the U.S. Elsewhere, we remain overweight EM sovereign bonds in hard and local currency, and favor countries where we see sound fundamentals and which are supported by fiscal reforms and strong international support.

Our main thesis since early 2019 has been that global growth would slow, but we would experience a global soft economic landing, which we believed would ultimately support a range of credit sectors. To date, that has been the case, but as we look forward, we believe we should bifurcate the outlook. For the U.S. in particular, we still believe in slow-but-positive growth: the base of consumption spending and labor trends means that it's difficult to envision a serious slowdown over the coming quarters. But for other regions and countries, we believe the soft landing is transitioning to something riskier. In our view, continental Europe, the U.K. and some major emerging market countries are seeing, and will likely continue to see, weak growth rates that may look and feel like recessions, even if technical definitions of a recession are not met.

Sincerely,

THANOS BARDAS, ASHOK BHATIA, DAVID M. BROWN, JON JONSSON, UGO LANCIONI, NATHAN KUSH AND BRAD TANK
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Unconstrained Bond Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NUBIX
Class A	NUBAX
Class C	NUBCX
Class R6	NRUBX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	7.8%
Corporate Bonds	47.2
Exchange-Traded Funds	6.7
Foreign Government Securities	10.0
Mortgage-Backed Securities	9.2
U.S. Treasury Obligations	13.6
Short-Term Investments	0.6
Other Assets Less Liabilities	4.9 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 10/31/2019
	Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	02/13/2014	-1.66%	0.40%	0.50%
Class A	02/13/2014	-1.70%	0.05%	0.16%
Class C	02/13/2014	-2.75%	-0.69%	-0.59%
Class R6	02/13/2014	-1.56%	0.50%	0.60%
With Sales Charge
Class A		-5.86%	-0.81%	-0.60%
Class C		-3.70%	-0.69%	-0.59%
Index
ICE BofAML 3-Month U.S. Treasury Bill Index[1,14]		2.40%	1.02%	0.90%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2019, the 30-day SEC yields were 3.22%, 2.84%, 2.10% and 3.26% for Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 2.34%, 1.76%, 1.17% and 2.37% for Institutional Class, Class A, Class C and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 1.08%, 1.52%, 2.28% and 0.98% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 0.69%, 1.06%, 1.80% and 0.59% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the annual period ended October 31, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Unconstrained Bond Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes

1  Please see "Glossary of Indices" on page 39 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  The performance information for periods prior to June 13, 2005, is that of the Fund's predecessor, Ariel Premier Bond Fund ("Ariel Fund"). The investment policies, guidelines and restrictions of the Fund are in all material respects equivalent to those of Ariel Fund. Returns would have been lower if Ariel Fund's manager had not waived certain of its fees during these periods.

3  The performance information for Institutional Class is that of Ariel Fund Institutional Class for the period October 1, 1995 (inception date) through June 10, 2005. The performance information for Investor Class is that of Ariel Fund Institutional Class for the period October 1, 1995 through January 31, 1997 (the period prior to the Investor Class' inception date), and that of Ariel Fund Investor Class for the period February 1, 1997 through June 10, 2005. Ariel Fund Institutional Class had lower expenses and typically higher returns than Ariel Fund Investor Class.

4  The performance information for Class A, Class C and Class R6 prior to the classes' inception date is that of the Institutional Class of Neuberger Berman Core Bond Fund (please see Endnote 3). The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A and Class C. The Institutional Class has higher expenses and typically lower returns than Class R6.

5  The performance information for Institutional Class and Class C prior to the classes' inception date is that of Class A of Neuberger Berman Floating Rate Income Fund. The performance information (at NAV) of Class A has been adjusted to reflect the appropriate sales charge applicable to Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). Class A has higher expenses and typically lower returns (at NAV) than Institutional Class. Class A has lower expenses and typically higher returns (at NAV) than Class C.

6  The performance information for the period April 1, 1996 through September 6, 2002, is that of the Fund's predecessor, Lipper High Income Bond Fund ("Lipper Fund"), and the performance information for the period February 1, 1992 through March 31, 1996, is that of Lipper Fund's predecessor partnership. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of Lipper Fund, and the investment policies, objectives, guidelines and restrictions of Lipper Fund were in all material respects equivalent to those of its predecessor partnership. As mutual funds registered under the Investment Company Act of 1940, as amended ("1940 Act"), the Fund is, and Lipper Fund was, subject to certain restrictions under the 1940 Act and the Internal Revenue Code of 1986, as amended ("Code"), to which Lipper Fund's predecessor partnership was not subject. Had Lipper Fund's predecessor partnership been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected. Returns would have been lower if Lipper Fund's manager had not waived certain of its fees during these periods.

7  The performance information for Investor Class is that of Lipper Fund Premier Class for the period April 1, 1996 through September 6, 2002, and that of Lipper Fund's predecessor partnership for the period February 1, 1992 (inception date) through March 31, 1996 (please see Endnote 6).

8  The performance information for Institutional Class, Class A, Class C, Class R3 and Class R6 prior to the classes' respective inception dates is that of the Investor Class of Neuberger Berman High Income Bond Fund (please see Endnote 7). The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A, Class C and Class R3. The Investor Class has higher expenses and typically lower returns than Institutional Class and Class R6.

9  Tax-equivalent effective yield is the taxable effective yield that a shareholder would have had to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 37% plus the 3.8% Medicare contribution tax, assuming that all of the Fund's income is exempt from federal income taxes.

10  A portion of the Fund's income may be a tax preference item for purposes of the federal alternative minimum tax for certain shareholders.

11  The performance information for Institutional Class, Class A and Class C prior to the classes' inception date is that of the Investor Class of Neuberger Berman Municipal Intermediate Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

12  The performance information for Trust Class, Institutional Class, Class A and Class C prior to the classes' respective inception dates is that of the Investor Class of Neuberger Berman Short Duration Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

13  The performance information for Trust Class, Class A, Class C and Class R6 prior to the classes' respective inception dates is that of the Institutional Class of Neuberger Berman Strategic Income Fund. The performance information of the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Institutional Class has higher expenses and typically lower returns than Class R6.

14  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

15  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

16  This date reflects when Management first became the investment manager to the Fund.

17  The Fund had a different goal, to maximize income without undue risk to principal, and investment strategy, which included managing assets by an asset allocation committee, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

18  The Fund had a different goal, to maximize total return through a combination of income and capital appreciation, and investment strategy, which did not include investments in derivatives and non-U.S. dollar denominated securities, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

19  The Fund's policies limited its ability to invest in bonds rated below "B" prior to July 6, 2006. Its performance prior to that date might have been different if current policies had been in effect.

20  Effective June 16, 2018, New York Municipal Income Fund changed its name to Municipal Impact Fund in connection with changes to the Fund's principal investment strategies and risks. Prior to June 16, 2018, the Fund had a different goal and different principal investment strategies, which included a policy to invest 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from New York State and New York City personal income taxes and invest in only investment grade securities. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

21  The performance information for Class A and Class C prior to the classes' inception date is that of the Institutional Class of Neuberger Berman Municipal Impact Fund (formerly, Neuberger Berman New York Municipal Income Fund). The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A and Class C.

For more complete information on any of the Neuberger Berman Income Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

Bloomberg Barclays 7-Year General Obligation (G.O.) Index:

The index is the 7-year (6-8 years to maturity) component of the Bloomberg Barclays G.O. Index. The Bloomberg Barclays G.O. Index measures the investment grade, U.S. dollar-denominated, long-term, tax-exempt state and local general obligation bond market.

Bloomberg Barclays U.S. Aggregate Bond Index:

The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency).

Bloomberg Barclays Municipal Bond Index:

The index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Bloomberg Barclays Municipal High Yield Index:

The index measures the performance of the high yield municipal bond market. To be included in the index, bonds must be rated non-investment-grade (Ba1/BB+ or lower) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be non-investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

65% Bloomberg Barclays Municipal Bond Index and 35% Bloomberg Barclays Municipal High Yield Index:	The blended index is composed of 65% Bloomberg Barclays Municipal Bond Index and 35% Bloomberg Barclays Municipal High Yield Index (both described above) and is rebalanced monthly.
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index:

The index is the 1-3 year component of the Bloomberg Barclays U.S. Government/Credit Index. The Bloomberg Barclays U.S. Government/Credit Index is the non-securitized component of the Bloomberg Barclays U.S. Aggregate Bond Index and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt guaranteed by the U.S. government) and investment grade corporate securities.

ICE BofAML U.S. High Yield Constrained Index:

The index tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Securities in legal default are excluded from the index. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%.

ICE BofAML 3-Month U.S. Treasury Bill Index:

The index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

ICE BofAML 0-5 Year BB-B U.S. High Yield Constrained Index:

The index tracks the performance of short-term U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have less than five years remaining term to final maturity, be rated BB1 through B3, inclusive (based on an average of Moody's, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%.

J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—Diversified:

The index tracks the performance of U.S. dollar-denominated corporate emerging market bonds, including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger corporate debt stocks by including only specified portions of those countries' eligible current face amounts of debt outstanding.

J.P. Morgan Emerging Markets Bond Index (EMBI)—Global Diversified:

The index tracks the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities (Brady bonds, loans and Eurobonds), including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Global version of the index captures a broad, comprehensive universe of emerging market issues. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger debt stocks by including only specified portions of those countries' eligible current face amounts of debt outstanding.

J.P. Morgan Government Bond Index (GBI)—Emerging Markets Global Diversified:

The index tracks the performance of local currency denominated bonds issued by emerging market governments, including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Global version of the index includes only countries that are accessible by most of the international investor base, while countries with explicit capital controls are excluded. The Diversified version of the index is market capitalization-weighted, with a maximum weight to a country capped at 10%.

50% J.P. Morgan GBI—Emerging Markets Global Diversified, 25% J.P. Morgan EMBI—Global Diversified, and 25% J.P. Morgan CEMBI—Diversified:

The blended index is composed of 50% J.P. Morgan GBI—Emerging Markets Global Diversified, 25% J.P. Morgan EMBI—Global Diversified, and 25% J.P. Morgan CEMBI—Diversified (all described above) and is rebalanced monthly.

S&P/LSTA Leveraged Loan Index:

A market value-weighted index that measures the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Eligible loans must be senior secured and US dollar denominated, with a minimum initial term of one year, a minimum initial spread of LIBOR + 125 basis points, and a $50 million initial funding. Defaulted loans remain in the index until removal upon exit from bankruptcy or restructuring. LSTA (Loan Syndications and Trading Association) / Thomson Reuters LPC Mark-to-Market Pricing is used to price each loan in the index. (Note, LIBOR is expected to stop being published at the end of 2021.)

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2019 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

Neuberger Berman Income Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During the Period(1) 5/1/19 - 10/31/19	Expense Ratio	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During the Period(2) 5/1/19 - 10/31/19	Expense Ratio
Core Bond Fund
Investor Class	$1,000.00	$1,049.80	$4.44	0.86%	$1,000.00	$1,020.87	$4.38	0.86%
Institutional Class	$1,000.00	$1,051.90	$2.38	0.46%	$1,000.00	$1,022.89	$2.35	0.46%
Class A	$1,000.00	$1,050.90	$4.45	0.86%	$1,000.00	$1,020.87	$4.38	0.86%
Class C	$1,000.00	$1,045.90	$8.30	1.61%	$1,000.00	$1,017.09	$8.19	1.61%
Class R6	$1,000.00	$1,052.50	$1.86	0.36%	$1,000.00	$1,023.39	$1.84	0.36%
Emerging Markets Debt Fund
Institutional Class	$1,000.00	$1,060.80	$4.10	0.79%	$1,000.00	$1,021.22	$4.02	0.79%
Class A	$1,000.00	$1,058.90	$6.02	1.16%	$1,000.00	$1,019.36	$5.90	1.16%
Class C	$1,000.00	$1,054.90	$9.89	1.91%	$1,000.00	$1,015.58	$9.70	1.91%
Floating Rate Income Fund
Institutional Class	$1,000.00	$1,001.10	$3.63	0.72%	$1,000.00	$1,021.58	$3.67	0.72%
Class A	$1,000.00	$999.30	$5.49	1.09%	$1,000.00	$1,019.71	$5.55	1.09%
Class C	$1,000.00	$995.50	$9.31	1.85%	$1,000.00	$1,015.88	$9.40	1.85%
High Income Bond Fund
Investor Class	$1,000.00	$1,028.10	$4.40	0.86%	$1,000.00	$1,020.87	$4.38	0.86%
Institutional Class	$1,000.00	$1,029.00	$3.58	0.70%	$1,000.00	$1,021.68	$3.57	0.70%
Class A	$1,000.00	$1,026.80	$5.72	1.12%	$1,000.00	$1,019.56	$5.70	1.12%
Class C	$1,000.00	$1,024.30	$9.34	1.83%	$1,000.00	$1,015.98	$9.30	1.83%
Class R3	$1,000.00	$1,025.90	$6.64	1.30%	$1,000.00	$1,018.65	$6.61	1.30%
Class R6	$1,000.00	$1,030.70	$3.07	0.60%	$1,000.00	$1,022.18	$3.06	0.60%
Municipal High Income Fund
Institutional Class	$1,000.00	$1,042.30	$2.57	0.50%	$1,000.00	$1,022.68	$2.55	0.50%
Class A	$1,000.00	$1,039.40	$4.47	0.87%	$1,000.00	$1,020.82	$4.43	0.87%
Class C	$1,000.00	$1,035.40	$8.31	1.62%	$1,000.00	$1,017.04	$8.24	1.62%
Municipal Impact Fund
Institutional Class	$1,000.00	$1,032.00	$2.25	0.44%	$1,000.00	$1,022.99	$2.24	0.44%
Class A	$1,000.00	$1,030.10	$4.14	0.81%	$1,000.00	$1,021.12	$4.13	0.81%
Class C	$1,000.00	$1,026.20	$7.97	1.56%	$1,000.00	$1,017.34	$7.93	1.56%
Municipal Intermediate Bond Fund
Investor Class	$1,000.00	$1,031.20	$2.82	0.55%	$1,000.00	$1,022.43	$2.80	0.55%
Institutional Class	$1,000.00	$1,032.00	$2.05	0.40%	$1,000.00	$1,023.19	$2.04	0.40%
Class A	$1,000.00	$1,029.20	$3.99	0.78%	$1,000.00	$1,021.27	$3.97	0.78%
Class C	$1,000.00	$1,025.30	$7.76	1.52%	$1,000.00	$1,017.54	$7.73	1.52%
Short Duration Bond Fund
Investor Class	$1,000.00	$1,020.00	$3.00	0.59%	$1,000.00	$1,022.23	$3.01	0.59%
Trust Class	$1,000.00	$1,019.80	$3.51	0.69%	$1,000.00	$1,021.73	$3.52	0.69%
Institutional Class	$1,000.00	$1,021.00	$1.99	0.39%	$1,000.00	$1,023.24	$1.99	0.39%
Class A	$1,000.00	$1,019.40	$3.87	0.76%	$1,000.00	$1,021.37	$3.87	0.76%
Class C	$1,000.00	$1,015.60	$7.67	1.51%	$1,000.00	$1,017.59	$7.68	1.51%
Short Duration High Income Fund
Institutional Class	$1,000.00	$1,018.90	$3.87	0.76%	$1,000.00	$1,021.37	$3.87	0.76%
Class A	$1,000.00	$1,017.00	$5.74	1.13%	$1,000.00	$1,019.51	$5.75	1.13%
Class C	$1,000.00	$1,013.20	$9.54	1.88%	$1,000.00	$1,015.73	$9.55	1.88%

Expense Example (Unaudited) (cont'd)

Neuberger Berman Income Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During the Period(1) 5/1/19 - 10/31/19	Expense Ratio	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During the Period(2) 5/1/19 - 10/31/19	Expense Ratio
Strategic Income Fund
Trust Class	$1,000.00	$1,027.10	$4.85	0.95%	$1,000.00	$1,020.42	$4.84	0.95%
Institutional Class	$1,000.00	$1,028.90	$3.07	0.60%	$1,000.00	$1,022.18	$3.06	0.60%
Class A	$1,000.00	$1,026.80	$5.11	1.00%	$1,000.00	$1,020.16	$5.09	1.00%
Class C	$1,000.00	$1,023.20	$8.67	1.70%	$1,000.00	$1,016.64	$8.64	1.70%
Class R6	$1,000.00	$1,029.40	$2.56	0.50%	$1,000.00	$1,022.68	$2.55	0.50%
Unconstrained Bond Fund
Institutional Class	$1,000.00	$978.10	$3.29	0.66%	$1,000.00	$1,021.88	$3.36	0.66%
Class A	$1,000.00	$977.40	$5.13	1.03%	$1,000.00	$1,020.01	$5.24	1.03%
Class C	$1,000.00	$973.80	$8.86	1.78%	$1,000.00	$1,016.23	$9.05	1.78%
Class R6	$1,000.00	$978.70	$2.79	0.56%	$1,000.00	$1,022.38	$2.85	0.56%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

Legend October 31, 2019 (Unaudited)

Neuberger Berman Income Funds

Benchmarks:

ARLLMONP  = Argentina Blended Historical Policy Rate

BADDLARPP  = Argentina Deposit Rates Badlar Private Banks

BUBOR  = Budapest Interbank Offer Rate

CETIP  = Overnight Brazil

CLICP  = Sinacofi Chile Interbank Rate Average

CNRR007  = China Fixing Rate Repo Rates 7 Day

EURIBOR  = Euro Interbank Offered Rate

IBRCOL  = Colombia Overnight Interbank Reference Rate

JIBAR  = Johannesburg International Interbank Agreed Rate

LIBOR  = London Interbank Offered Rate

MOSPRIME  = Moscow Prime Offered Rate

PRIBOR  = Prague Interbank Offer Rate

TIIE  = Mexican Interbank Equilibrium Interest Rate

WIBOR  = Poland Warsaw Interbank Offer Rate

Currency Abbreviations:

ARS  =  Argentine Peso

AUD  =  Australian Dollar

BRL  =  Brazilian Real

CAD  =  Canadian Dollar

CHF  =  Swiss Franc

CLP  =  Chilean Peso

CNH(a)  =  Chinese Yuan Renminbi

CNY(a)  =  Chinese Yuan Renminbi

COP  =  Colombian Peso

CZK  =  Czech Koruna

DKK  =  Danish Krone

DOP  =  Dominican Peso

EGP  =  Egyptian Pound

EUR  =  Euro

GBP  =  Pound Sterling

GHS  =  Ghanaian Cedi

HUF  =  Hungarian Forint

IDR  =  Indonesian Rupiah

ILS  =  Israeli Shekel

INR  =  Indian Rupee

JPY  =  Japanese Yen

KRW  =  South Korean Won

KZT  =  Kazakhstani Tenge

MXN  =  Mexican Peso

MYR  =  Malaysian Ringgit

NGN  =  Nigeria Naira

NOK  =  Norwegian Krone

Currency Abbreviations (cont'd):

NZD  =  New Zealand Dollar

PEN  =  Peruvian Nuevo Sol

PHP  =  Philippine Peso

PLN  =  Polish Zloty

RON  =  New Romanian Leu

RUB  =  Russian Ruble

SEK  =  Swedish Krona

SGD  =  Singapore Dollar

THB  =  Thai Baht

TRY  =  Turkish Lira

TWD  =  New Taiwan Dollar

UAH  =  Ukraine Hryvna

USD  =  United States Dollar

UYU  =  Uruguayan Peso

ZAR  =  South African Rand

Non-Deliverable Forward Contracts:

ARS  = Argentine Peso

BRL  = Brazilian Real

CLP  = Chilean Peso

COP  = Colombian Peso

EGP  = Egyptian Pound

IDR  = Indonesian Rupiah

INR  = Indian Rupee

KRW  = South Korean Won

KZT  = Kazakhstani Tenge

MYR  = Malaysian Ringgit

PEN  = Peruvian Nuevo Sol

PHP  = Philippine Peso

RUB  = Russian Ruble

TWD  = New Taiwan Dollar

Counterparties:

CITI  = Citibank, N.A.

GSI  = Goldman Sachs International

HSBC  = HSBC Bank plc

JPM  = JPMorgan Chase Bank N.A.

MS  = Morgan Stanley Capital Services LLC

RBC  = Royal Bank of Canada

SCB  = Standard Chartered Bank

SG  = Societe Generale

SSB  = State Street Bank and Trust Company

Clearinghouses:

CME  = CME Group, Inc.

ICE CC  = ICE Clear Credit LLC

LCH  = LCH Clearnet Limited

Legend (Unaudited) (cont'd)

Neuberger Berman Income Funds

Index Periods/Payment Frequencies:

28D  = 28 Days

1M  = 1 Month

2M  = 2 Months

3M  = 3 Months

6M  = 6 Months

1W  = 1 Week

1Y  = 1 Year

T  = Termination

(a)  There is one official currency held in China, the Chinese Yuan Renminbi. CNY is traded onshore, in mainland China and CNH is traded offshore, mainly in the Hong Kong market. Both at two different exchange rates.

Schedule of Investments Core Bond Fund^ October 31, 2019

PRINCIPAL AMOUNT		VALUE
U.S. Treasury Obligations 22.4%
$490,000	U.S. Treasury Bill, 2.35%, due 1/2/2020	$488,692	(a)(b)
	U.S. Treasury Bonds
1,215,000	4.50%, due 2/15/2036	1,663,506
19,680,000	2.75%, due 8/15/2042	21,813,281
	U.S. Treasury Inflation-Indexed Bonds(c)
13,223,798	0.13%, due 4/15/2022	13,117,478
2,243,430	2.13%, due 2/15/2040	2,950,715
2,163,131	1.38%, due 2/15/2044	2,569,970
	U.S. Treasury Notes
8,635,000	2.00%, due 1/15/2021	8,676,826
3,575,000	2.88%, due 5/31/2025	3,823,574
975,000	3.00%, due 10/31/2025	1,053,609
12,945,000	2.75%, due 2/15/2028	14,051,393
5,540,000	3.13%, due 11/15/2028	6,212,807
5,645,000	2.38%, due 5/15/2029	5,985,685
	Total U.S. Treasury Obligations (Cost $80,154,395)	82,407,536
U.S. Government Agency Securities 0.9%
1,160,000	Federal Home Loan Bank, 5.50%, due 7/15/2036	1,674,160
455,000	Federal National Mortgage Association, 5.63%, due 7/15/2037	676,306
700,000	Tennessee Valley Authority, 5.25%, due 9/15/2039	981,648
	Total U.S. Government Agency Securities (Cost $2,888,296)	3,332,114
Mortgage-Backed Securities 48.2%
Collateralized Mortgage Obligations 8.4%
3,413,323	Angel Oak Mortgage Trust I LLC, Ser. 2019-1, Class A1, 3.92%, due 11/25/2048	3,462,553	(d)(e)
851,018	Bear Stearns ALT-A Trust, Ser. 2004-8, Class 2A, (1M USD LIBOR + 0.68%), 2.50%, due 9/25/2034	852,647	(f)
2,437,705	Bunker Hill Loan Depositary Trust, Ser. 2019-1, Class A1, 3.61%, due 10/26/2048	2,468,746	(d)
2,095,319	Connecticut Avenue Securities Trust, Ser. 2019-R01, Class 2M1, (1M USD LIBOR + 0.85%), 2.67%, due 7/25/2031	2,096,774	(d)(f)
3,633,867	Deephaven Residential Mortgage Trust, Ser. 2019-1A, Class A1, 3.74%, due 1/25/2059	3,671,268	(d)(e)
	Fannie Mae Connecticut Avenue Securities
643,969	Ser. 2019-R04, Class 2M1, (1M USD LIBOR + 0.75%), 2.77%, due 6/25/2039	644,249	(d)(f)
848,344	Ser. 2019-R06, Class 2M1, (1M USD LIBOR + 0.75%), 2.57%, due 9/25/2039	848,661	(d)(f)
2,490,000	Ser. 2019-R07, Class 1M1, (1M USD LIBOR + 0.77%), 2.59%, due 10/25/2039	2,489,892	(d)(f)(g)
	Fannie Mae REMICS
2,144,132	Ser. 2012-70, Class HS, (6.00% – 1M USD LIBOR), 4.18%, due 7/25/2042	417,786	(f)(h)
2,281,702	Ser. 2012-140, Class PI, 3.50%, due 12/25/2042	251,450	(h)
2,281,232	Ser. 2017-100, Class S, (6.15% – 1M USD LIBOR), 4.33%, due 12/25/2042	403,059	(f)(h)
1,660,775	Ser. 2012-130, Class AS, (6.70% – 1M USD LIBOR), 4.88%, due 12/25/2042	290,145	(f)(h)
1,400,446	Ser. 2013-6, Class SB, (6.10% – 1M USD LIBOR), 4.28%, due 2/25/2043	273,039	(f)(h)
2,284,863	Ser. 2016-32, Class LI, 3.50%, due 6/25/2046	344,294	(h)
1,001,019	Ser. 2016-40, Class SA, (5.85% – 1M USD LIBOR), 4.03%, due 7/25/2046	166,704	(f)(h)
2,992,262	Ser. 2016-95, Class US, (6.00% – 1M USD LIBOR), 4.18%, due 12/25/2046	543,651	(f)(h)
10,817	Fannie Mae Whole Loan, Ser. 2003-W5, Class A, (1M USD LIBOR + 0.11%), 2.24%, due 4/25/2033	10,584	(f)
	Freddie Mac REMICS
796,889	Ser. 4018, Class HS, (6.45% – 1M USD LIBOR), 4.42%, due 3/15/2042	164,473	(f)(h)
1,929,791	Ser. 4120, Class SV, (6.15% – 1M USD LIBOR), 4.12%, due 10/15/2042	361,619	(f)(h)
1,668,315	Ser. 4385, Class IA, 4.50%, due 9/15/2044	298,564	(h)
2,762,980	Ser. 4572, Class SA, (6.05% – 1M USD LIBOR), 4.13%, due 4/15/2046	577,982	(f)(h)

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
	Freddie Mac Strips
$2,937,442	Ser. 303, Class C10, 3.50%, due 1/15/2033	$327,731	(h)
1,823,798	Ser. 132, Class S1, (5.95% - 1M USD LIBOR), 4.03%, due 9/15/2043	323,793	(f)(h)
	Freddie Mac Structured Agency Credit Risk Debt Notes
730,000	Ser. 2017-HQA3, Class M2, (1M USD LIBOR + 2.35%), 4.37%, due 4/25/2030	739,671	(f)
1,900,275	Ser. 2019-DNA1, Class M1, (1M USD LIBOR + 0.90%), 2.72%, due 1/25/2049	1,901,439	(d)(f)
1,073,922	Ser. 2019-HQA1, Class M1, (1M USD LIBOR + 0.90%), 2.72%, due 2/25/2049	1,074,718	(d)(f)
492,716	Ser. 2019-DNA2, Class M1, (1M USD LIBOR + 0.80%), 2.62%, due 3/25/2049	492,822	(d)(f)
2,250,000	Ser. 2019-HQA3, Class M1, (1M USD LIBOR + 0.75%), 2.57%, due 9/25/2049	2,251,133	(d)(f)
	Government National Mortgage Association
2,083,671	Ser. 2013-5, Class BI, 3.50%, due 1/20/2043	344,884	(h)
2,064,193	Ser. 2019-22, Class SA, (5.60% - 1M USD LIBOR), 3.75%, due 2/20/2045	369,925	(f)(h)
1,575,231	Ser. 2016-91, Class NS, (6.08% - 1M USD LIBOR), 4.04%, due 7/20/2046	350,805	(f)(h)
250,000	Permanent Master Issuer PLC, Ser. 2018-1A, Class 1A1, (3M USD LIBOR + 0.38%), 2.37%, due 7/15/2058	249,947	(d)(f)
1,130,724	Starwood Mortgage Residential Trust, Ser. 2019-INV1, Class A1, 2.61%, due 8/25/2049	1,128,633	(d)(e)
830,000	Verus Securitization Trust Verus, Ser. 2019-4, Class A1, 2.64%, due 11/25/2059	830,558	(d)
		31,024,199
Commercial Mortgage-Backed 13.9%
	Bank
580,000	Ser. 2018-BN10, Class A5, 3.69%, due 2/15/2061	633,853
2,332,277	Ser. 2018-BN13, Class A1, 3.22%, due 8/15/2061	2,380,220
800,000	BBCMS Mortgage Trust, Ser. 2019-C4, Class A5, 2.92%, due 8/15/2052	827,357
3,494,490	BX Commercial Mortgage Trust, Ser. 2018-IND, Class A, (1M USD LIBOR + 0.75%), 2.66%, due 11/15/2035	3,491,214	(d)(f)
602,085	CD Mortgage Trust, Ser. 2018-CD7, Class A1, 3.28%, due 8/15/2051	617,078
	Citigroup Commercial Mortgage Trust
965,000	Ser. 2013-GC11, Class B, 3.73%, due 4/10/2046	995,342	(e)
330,000	Ser. 2013-GC17, Class B, 5.10%, due 11/10/2046	361,078	(e)
793,442	Ser. 2014-GC23, Class AAB, 3.34%, due 7/10/2047	816,685
745,000	Ser. 2014-GC23, Class B, 4.18%, due 7/10/2047	791,751	(e)
4,681,651	Ser. 2014-GC25, Class XA, 1.00%, due 10/10/2047	196,809	(e)(h)
2,481,100	Ser. 2015-GC27, Class XA, 1.36%, due 2/10/2048	137,873	(e)(h)
550,000	Ser. 2015-P1, Class A5, 3.72%, due 9/15/2048	591,724
1,048,403	Ser. 2018-C6, Class A1, 3.30%, due 11/10/2051	1,073,503
	Commercial Mortgage Trust
1,000,000	Ser. 2012 -CR4, Class AM, 3.25%, due 10/15/2045	1,004,598
1,000,000	Ser. 2013-LC6, Class B, 3.74%, due 1/10/2046	1,036,637
5,425,017	Ser. 2014-CR16, Class XA, 0.98%, due 4/10/2047	201,388	(e)(h)
3,402,368	Ser. 2014-LC15, Class XA, 1.10%, due 4/10/2047	138,045	(e)(h)
5,408,932	Ser. 2014-CR17, Class XA, 0.98%, due 5/10/2047	203,337	(e)(h)
3,138,615	Ser. 2014-UBS3, Class XA, 1.09%, due 6/10/2047	132,658	(e)(h)
485,000	Ser. 2014-CR21, Class AM, 3.99%, due 12/10/2047	521,123
4,318,474	Ser. 2014-UBS6, Class XA, 0.92%, due 12/10/2047	156,746	(e)(h)
335,000	Ser. 2015-LC21, Class A4, 3.71%, due 7/10/2048	359,897
740,000	Ser. 2015-CR25, Class A4, 3.76%, due 8/10/2048	798,199
410,709	Ser. 2017-COR2, Class A1, 2.11%, due 9/10/2050	410,496
	CSAIL Commercial Mortgage Trust
353,000	Ser. 2016-C7, Class A5, 3.50%, due 11/15/2049	376,416
1,185,000	Ser. 2015-C1, Class B, 4.04%, due 4/15/2050	1,259,602	(e)
405,111	Ser. 2017-CX9, Class A1, 2.02%, due 9/15/2050	404,335
1,280,000	Ser. 2017-CX9, Class A5, 3.45%, due 9/15/2050	1,366,731
420,000	Ser. 2019-C17, Class A5, 3.02%, due 9/15/2052	436,827
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$1,970,000	Freddie Mac Multifamily Aggregation Risk Transfer Trust, Ser. 2017-KT01, Class A, (1M USD LIBOR + 0.32%), 2.14%, due 2/25/2020	$1,969,744	(f)
	Freddie Mac Multifamily Structured Pass Through Certificates
25,579,645	Ser. KW03, Class X1, 0.84%, due 6/25/2027	1,265,110	(e)(h)
63,186,000	Ser. K088, Class XAM, 0.42%, due 1/25/2029	2,407,636	(e)(h)
22,992,162	Ser. K090, Class X1, 0.71%, due 2/25/2029	1,361,005	(e)(h)
10,000,000	Ser. K098, Class XAM, 1.52%, due 8/25/2029	1,201,259	(e)(h)
	GS Mortgage Securities Trust
770,000	Ser. 2012-GCJ9, Class B, 3.75%, due 11/10/2045	793,470	(d)
9,720,423	Ser. 2014-GC18, Class XA, 1.02%, due 1/10/2047	349,657	(e)(h)
335,000	Ser. 2015-GC32, Class A4, 3.76%, due 7/10/2048	361,235
785,000	Ser. 2015-GC34, Class A4, 3.51%, due 10/10/2048	837,356
900,000	Ser. 2015-GS1, Class C, 4.42%, due 11/10/2048	928,208	(e)
790,000	Ser. 2019-GC42, Class A4, 3.00%, due 9/1/2052	825,734
	JP Morgan Chase Commercial Mortgage Securities Trust
800,000	Ser. 2013-LC11, Class B, 3.50%, due 4/15/2046	819,828
660,000	Ser. 2011-C5, Class B, 5.40%, due 8/15/2046	691,087	(d)(e)
	JPMBB Commercial Mortgage Securities Trust
765,000	Ser. 2015-C33, Class AS, 4.02%, due 12/15/2048	824,881
355,000	Ser. 2016-C1, Class A5, 3.58%, due 3/15/2049	380,808
	Morgan Stanley Bank of America Merrill Lynch Trust
3,766,327	Ser. 2014-C16, Class XA, 1.01%, due 6/15/2047	132,915	(e)(h)
710,000	Ser. 2015-C24, Class A4, 3.73%, due 5/15/2048	765,209
392,174	Ser. 2017-C34, Class A1, 2.11%, due 11/15/2052	391,952
	Morgan Stanley Capital I Trust
1,000,000	Ser. 2017-H1, Class A5, 3.53%, due 6/15/2050	1,076,903
1,000,000	Ser. 2019-L2, Class C, 4.98%, due 3/15/2052	1,131,380	(e)
	UBS Commercial Mortgage Trust
500,000	Ser. 2017-C2, Class A4, 3.49%, due 8/15/2050	535,469
541,400	Ser. 2017-C4, Class A1, 2.13%, due 10/15/2050	541,055
1,538,488	Ser. 2018-C14, Class A1, 3.38%, due 12/15/2051	1,578,965
	Wells Fargo Commercial Mortgage Trust
725,000	Ser. 2012-LC5, Class B, 4.14%, due 10/15/2045	758,357
500,000	Ser. 2015-C29, Class A4, 3.64%, due 6/15/2048	535,525
685,000	Ser. 2016-C35, Class B, 3.44%, due 7/15/2048	714,839
225,000	Ser. 2016-LC24, Class A4, 2.94%, due 10/15/2049	232,491
950,000	Ser. 2016-NXS6, Class A4, 2.92%, due 11/15/2049	982,939
712,500	Ser. 2015-LC20, Class C, 4.06%, due 4/15/2050	737,006	(e)
546,954	Ser. 2017-C39, Class A1, 1.98%, due 9/15/2050	546,041
580,000	Ser. 2017-C39, Class A5, 3.42%, due 9/15/2050	620,008
526,284	Ser. 2018-C46, Class A1, 3.16%, due 8/15/2051	536,408
445,000	Ser. 2016-LC25, Class A4, 3.64%, due 12/15/2059	481,236
	WF-RBS Commercial Mortgage Trust
1,000,000	Ser. 2012-C8, Class B, 4.31%, due 8/15/2045	1,046,674
5,989,358	Ser. 2014-C25, Class XA, 0.83%, due 11/15/2047	200,929	(e)(h)
13,793,605	Ser. 2014-C22, Class XA, 0.81%, due 9/15/2057	438,924	(e)(h)
560,000	Ser. 2014-C22, Class AS, 4.07%, due 9/15/2057	598,126	(e)
		51,321,891
Fannie Mae 14.3%
	Pass-Through Certificates
5,755,404	3.00%, due 7/1/2046 – 11/1/2049	5,866,109	(i)
17,927,649	3.50%, due 12/1/2041 – 8/1/2049	18,659,494
21,581,826	4.00%, due 1/1/2041 – 9/1/2048	22,741,150
2,693,731	4.50%, due 4/1/2034 – 1/1/2047	2,897,844

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$1,464,481	5.00%, due 4/1/2023 – 9/1/2041	$1,596,745
361,682	5.50%, due 5/1/2038 – 3/1/2041	404,123
363,258	6.00%, due 4/1/2037 – 11/1/2038	408,365
		52,573,830
Freddie Mac 8.5%
	Pass-Through Certificates
3,586,814	3.00%, due 5/1/2049 – 11/1/2049	3,647,211	(i)
11,226,565	3.50%, due 7/1/2042 – 7/1/2048	11,703,001
12,595,547	4.00%, due 11/1/2040 – 12/1/2048	13,283,444
1,878,608	4.50%, due 6/1/2039 – 7/1/2047	2,013,487
682,123	5.00%, due 5/1/2023 – 5/1/2041	732,338
88,825	5.50%, due 5/1/2035 – 11/1/2038	99,995
8,974	6.00%, due 12/1/2037	10,333
2,450	6.50%, due 11/1/2025	2,730
		31,492,539
Ginnie Mae 2.8%
	Pass-Through Certificates
220,000	3.00%, due 10/20/2049	226,497	(i)
5,210,125	3.50%, due 1/20/2043 – 9/20/2049	5,432,561
1,102,125	4.00%, due 11/20/2044 – 7/20/2047	1,159,298
2,470,000	3.00%, TBA, 30 Year Maturity	2,542,035	(j)
790,000	3.50%, TBA, 30 Year Maturity	819,748	(j)
		10,180,139
Uniform Mortgage-Backed Securities 0.3%
1,110,000	Pass-Through Certificates, 3.00%, TBA, 30 Year Maturity	1,127,951	(j)
	Total Mortgage-Backed Securities (Cost $177,361,346)	177,720,549
Corporate Bonds 23.7%
Agriculture 0.2%
775,000	BAT Capital Corp., 4.54%, due 8/15/2047	748,908
Auto Manufacturers 0.5%
1,620,000	Volkswagen Group of America Finance LLC, 2.70%, due 9/26/2022	1,635,574	(d)
Banks 5.9%
695,000	Banco Santander SA, 3.80%, due 2/23/2028	733,009
	Bank of America Corp.
1,020,000	2.74%, due 1/23/2022	1,028,074	(k)
1,005,000	4.45%, due 3/3/2026	1,101,582
1,410,000	3.97%, due 3/5/2029	1,535,661	(k)
760,000	Barclays PLC, 4.38%, due 1/12/2026	816,672
	Citigroup, Inc.
1,990,000	3.89%, due 1/10/2028	2,141,843	(k)(l)
695,000	3.52%, due 10/27/2028	732,378	(k)
1,580,000	Commonwealth Bank of Australia, 3.74%, due 9/12/2039	1,583,567	(d)

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
	Goldman Sachs Group, Inc.
$1,310,000	3.69%, due 6/5/2028	$1,384,124	(k)
2,075,000	3.81%, due 4/23/2029	2,204,229	(k)(l)
810,000	4.22%, due 5/1/2029	886,258	(k)
465,000	4.02%, due 10/31/2038	503,038	(k)
550,000	5.15%, due 5/22/2045	660,266
1,345,000	HSBC Holdings PLC, 6.00%, due 5/22/2027	1,396,110	(k)(m)
	JPMorgan Chase & Co.
1,545,000	3.22%, due 3/1/2025	1,603,661	(k)
975,000	3.88%, due 7/24/2038	1,070,100	(k)
2,355,000	Morgan Stanley, 3.59%, due 7/22/2028	2,489,224	(k)(l)
		21,869,796
Beverages 1.0%
	Anheuser-Busch InBev Worldwide, Inc.
865,000	4.60%, due 4/15/2048	992,567
1,260,000	4.75%, due 4/15/2058	1,473,053
970,000	5.80%, due 1/23/2059	1,316,980
		3,782,600
Biotechnology 0.4%
1,195,000	Celgene Corp., 3.90%, due 2/20/2028	1,312,917
Computers 2.1%
	Apple, Inc.
1,130,000	3.00%, due 2/9/2024	1,178,946
1,155,000	4.65%, due 2/23/2046	1,446,263
1,805,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.45%, due 6/15/2023	1,962,372	(d)
920,000	HP Enterprise Co., 3.60%, due 10/15/2020	932,341
	IBM Corp.
665,000	4.15%, due 5/15/2039	749,559
1,405,000	4.25%, due 5/15/2049	1,596,507
		7,865,988
Diversified Financial Services 1.4%
1,700,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.45%, due 10/1/2025	1,844,482
1,160,000	Avolon Holdings Funding Ltd., 3.95%, due 7/1/2024	1,204,312	(d)
2,165,000	Synchrony Financial, 2.85%, due 7/25/2022	2,190,155
		5,238,949
Electric 1.1%
	DTE Energy Co.
880,000	2.25%, due 11/1/2022	885,526	(g)
1,565,000	Ser. C, 3.40%, due 6/15/2029	1,638,486
1,430,000	Evergy, Inc., 2.90%, due 9/15/2029	1,437,913
		3,961,925

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Food 0.8%
$1,415,000	Grupo Bimbo SAB de CV, 4.70%, due 11/10/2047	$1,513,569	(d)
1,170,000	Kraft Heinz Foods Co., 3.75%, due 4/1/2030	1,195,820	(d)
310,000	Kroger Co., 5.40%, due 1/15/2049	367,625
		3,077,014
Healthcare - Products 0.4%
1,425,000	DH Europe Finance II S.a.r.l., 3.40%, due 11/15/2049	1,463,446	(g)
Healthcare - Services 0.6%
1,290,000	HCA, Inc., 5.25%, due 6/15/2049	1,428,417
880,000	UnitedHealth Group, Inc., 3.88%, due 8/15/2059	933,346
		2,361,763
Insurance 0.3%
1,015,000	AXA Equitable Holdings, Inc., 5.00%, due 4/20/2048	1,088,183
Media 1.4%
	Comcast Corp.
1,225,000	3.70%, due 4/15/2024	1,312,742
690,000	4.00%, due 8/15/2047	762,624
1,370,000	4.95%, due 10/15/2058	1,767,855	(l)
1,005,000	Fox Corp., 5.58%, due 1/25/2049	1,261,151	(d)
		5,104,372
Mining 0.5%
	Anglo American Capital PLC
805,000	3.63%, due 9/11/2024	835,314	(d)
850,000	4.00%, due 9/11/2027	880,463	(d)
		1,715,777
Miscellaneous Manufacturer 0.3%
1,010,000	General Electric Co., Ser. D, 5.00%, due 1/21/2021	974,105	(k)(m)
Oil & Gas 1.3%
905,000	Concho Resources, Inc., 4.88%, due 10/1/2047	1,021,548
1,175,000	Marathon Oil Corp., 4.40%, due 7/15/2027	1,262,570
	Occidental Petroleum Corp.
1,280,000	3.20%, due 8/15/2026	1,295,816
1,305,000	3.50%, due 8/15/2029	1,321,939
		4,901,873

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Pharmaceuticals 1.0%
$1,110,000	AbbVie, Inc., 4.70%, due 5/14/2045	$1,186,555
965,000	Cigna Corp., 4.80%, due 8/15/2038	1,095,535
1,195,000	CVS Health Corp., 5.05%, due 3/25/2048	1,368,888
		3,650,978
Pipelines 1.7%
835,000	Energy Transfer Operating L.P., 6.25%, due 4/15/2049	1,003,274
1,535,000	Kinder Morgan Energy Partners L.P., 4.15%, due 2/1/2024	1,634,694
1,320,000	Kinder Morgan, Inc., 5.55%, due 6/1/2045	1,547,435
1,170,000	MPLX L.P., 4.70%, due 4/15/2048	1,181,913
965,000	Plains All American Pipeline L.P./PAA Finance Corp., 3.55%, due 12/15/2029	919,205
		6,286,521
Real Estate Investment Trusts 0.4%
1,300,000	Healthcare Trust of America Holdings L.P., 3.10%, due 2/15/2030	1,298,953
Retail 1.0%
	Walmart, Inc.
2,240,000	3.40%, due 6/26/2023	2,364,118	(l)
1,160,000	3.25%, due 7/8/2029	1,255,212
		3,619,330
Semiconductors 0.4%
1,515,000	Microchip Technology, Inc., 4.33%, due 6/1/2023	1,603,100
Software 0.1%
370,000	Oracle Corp., 4.00%, due 7/15/2046	409,791
Telecommunications 0.9%
	AT&T, Inc.
410,000	4.35%, due 6/15/2045	431,271
1,450,000	5.45%, due 3/1/2047	1,750,664
1,200,000	4.50%, due 3/9/2048	1,282,124
		3,464,059
	Total Corporate Bonds (Cost $81,093,441)	87,435,922
Asset-Backed Securities 6.9%
1,140,000	AM Capital Funding LLC, Ser. 2018-1, Class A, 4.98%, due 12/15/2023	1,196,940	(d)
	Asset Backed Funding Certificates
186,935	Ser. 2003-OPT1, Class A3, (1M USD LIBOR + 0.68%), 2.50%, due 4/25/2033	185,489	(f)
1,135,129	Ser. 2004-OPT3, Class A4, (1M USD LIBOR + 0.78%), 2.60%, due 11/25/2033	1,119,406	(f)
1,074,730	Centex Home Equity Loan Trust, Ser. 2005-D, Class M3, (1M USD LIBOR + 0.48%), 2.30%, due 10/25/2035	1,075,551	(f)
14,966	Chase Funding Mortgage Loan Asset-Backed Certificates, Ser. 2004-1, Class 2A2, (1M USD LIBOR + 0.46%), 2.28%, due 12/25/2033	14,662	(f)

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$1,550,000	CIFC Funding Ltd., Ser. 2019-5A, Class A1, (3M USD LIBOR + 1.34%), 0.00%, due 10/15/2032	$1,545,152	(d)(f)
577,157	Corevest American Finance Trust, Ser. 2019-1, Class A, 3.32%, due 3/15/2052	599,659	(d)
194,052	Countrywide Asset-Backed Certificates, Ser. 2004-5, Class 1A, (1M USD LIBOR + 0.50%), 2.32%, due 10/25/2034	193,508	(f)
2,999,442	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AA1, Class M2, (1M USD LIBOR + 1.05%), 2.87%, due 2/25/2035	3,006,623	(f)
1,900,000	Elmwood CLO III Ltd., Ser. 2019-3A, Class A1, (3M USD LIBOR + 1.37%), 0.00%, due 10/15/2032	1,900,000	(d)(f)(g)(n)
4,429	Fannie Mae Grantor Trust, Ser. 2002-T5, Class A1, (1M USD LIBOR + 0.24%), 2.06%, due 5/25/2032	4,385	(f)
2,083,620	Home Equity Asset Trust, Ser. 2003-5, Class A1, (1M USD LIBOR + 0.58%), 2.40%, due 12/25/2033	2,047,988	(f)
1,500,000	Kayne CLO 5 Ltd., Ser. 2019-5A, Class A, (3M USD LIBOR + 1.35%), 3.53%, due 7/24/2032	1,496,295	(d)(f)
	Navient Student Loan Trust
102,907	Ser. 2017-3A, Class A1, (1M USD LIBOR + 0.30%), 2.12%, due 7/26/2066	102,915	(d)(f)
166,353	Ser. 2017-4A, Class A1, (1M USD LIBOR + 0.24%), 2.06%, due 9/27/2066	166,303	(d)(f)
102,961	Ser. 2018-3A, Class A1, (1M USD LIBOR + 0.27%), 2.09%, due 3/25/2067	102,932	(d)(f)
2,200,000	Octagon Investment Partners 44 Ltd., Ser. 2019-1A, Class A, (3M USD LIBOR + 1.30%), 3.27%, due 7/20/2032	2,194,655	(d)(f)
202,281	Popular ABS Mortgage Pass-Through Trust, Ser. 2005-2, Class AV1B, (1M USD LIBOR + 0.26%), 2.08%, due 4/25/2035	202,096	(f)
32,499	Residential Asset Mortgage Products, Inc., Ser. 2005-RS4, Class M3, (1M USD LIBOR + 0.48%), 2.30%, due 4/25/2035	32,501	(f)
1,350,000	Residential Asset Securities Corp., Ser. 2005-KS12, Class M2, (1M USD LIBOR + 0.46%), 2.28%, due 1/25/2036	1,348,112	(f)
8,946	Saxon Asset Securities Trust, Ser. 2004-1, Class A, (1M USD LIBOR + 0.54%), 2.36%, due 3/25/2035	8,515	(f)
2,200,000	Southwick Park CLO LLC, Ser. 2019-4A, Class A1, (3M USD LIBOR + 1.30%), 3.47%, due 7/20/2032	2,197,459	(d)(f)
239,508	Verizon Owner Trust, Ser. 2016-2A, Class A, 1.68%, due 5/20/2021	239,438	(d)
3,050,000	Voya CLO Ltd., Ser. 2019-2A, Class A, (3M USD LIBOR + 1.27%), 3.52%, due 7/20/2032	3,040,539	(d)(f)
1,297,961	Wells Fargo Home Equity Asset-Backed Securities Trust, Ser. 2004-2, Class M1, (1M USD LIBOR + 0.90%), 2.72%, due 10/25/2034	1,286,866	(f)
9,411	World Omni Auto Receivables Trust, Ser. 2018-A, Class A2, 2.19%, due 5/17/2021	9,411
	Total Asset-Backed Securities (Cost $24,790,709)	25,317,400
NUMBER OF SHARES
Short-Term Investments 0.7%
Investment Companies 0.7%
2,695,183	State Street Institutional U.S. Government Money Market Fund Premier Class, 1.75%(o) (Cost $2,695,183)	2,695,183	(l)
	Total Investments 102.8% (Cost $368,983,370)	378,908,704
	Liabilities Less Other Assets (2.8)%	(10,341,581	)(p)
	Net Assets 100.0%	$368,567,123

(a)  Rate shown was the discount rate at the date of purchase.

(b)  All or a portion of the security is pledged as collateral for futures.

(c)  Index-linked bond whose principal amount adjusts according to a government retail price index.

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (cont'd)

(d)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2019, these securities amounted to $55,441,593, which represents 15.0% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(e)  Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of October 31, 2019.

(f)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2019 and changes periodically.

(g)  When-issued security. Total value of all such securities at October 31, 2019, amounted to $6,738,864, which represents 1.8% of net assets of the Fund.

(h)  Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(i)  All or a portion of this security was purchased on a delayed delivery basis.

(j)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at October 31, 2019 amounted to $4,489,734, which represents 1.2% of net assets of the Fund.

(k)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(l)  All or a portion of this security is segregated in connection with obligations for to be announced securities, when-issued securities, futures and/or delayed delivery securities with a total value of $13,662,452.

(m)  Perpetual Bond Security. The rate reflected was the rate in effect on October 31, 2019. The maturity date reflects the next call date.

(n)  Security fair valued as of October 31, 2019 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2019 amounted to $1,900,000, which represents 0.5% of net assets of the Fund.

(o)  Represents 7-day effective yield as of October 31, 2019.

(p)  Includes the impact of the Fund's open positions in derivatives at October 31, 2019.

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (cont'd)

Derivative Instruments

Futures contracts ("futures")

At October 31, 2019, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2019	1	Australian Dollar	$68,960	$215
12/2019	10	Euro	1,397,063	11,139
12/2019	21	U.S. Treasury Long Bond	3,388,875	(70,976)
12/2019	68	U.S. Treasury Note, 2 Year	14,660,906	(25,131)
12/2019	113	U.S. Treasury Note, 5 Year	13,469,953	(16,387)
12/2019	92	U.S. Treasury Note, 10 Year	11,987,313	(59,641)
12/2019	1	U.S. Treasury Note, Ultra 10 Year	142,109	52
Total Long Positions			$45,115,179	$(160,729)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2019	2	South African Rand	$(65,900)	$2,163
12/2019	39	U.S. Treasury Ultra Long Bond	(7,400,250)	33,375
2/2020	1	Federal Funds, 30 day	(410,762)	(3,125)
Total Short Positions			$(7,876,912)	$32,413
Total Futures				$(128,316)

At October 31, 2019, the Fund had $196,708 deposited in a segregated account to cover margin requirements on open futures. At October 31, 2019, the Fund had securities pledged in the amount of $274,266 to cover collateral requirements on open futures.

For the year ended October 31, 2019, the average notional value of futures for the Fund was $51,056,408 for long positions and $(28,573,404) for short positions.

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2019:

Asset Valuation Inputs

	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$82,407,536	$—	$82,407,536
U.S. Government Agency Securities	—	3,332,114	—	3,332,114
Mortgage-Backed Securities(a)	—	177,720,549	—	177,720,549
Corporate Bonds(a)	—	87,435,922	—	87,435,922
Asset-Backed Securities	—	25,317,400	—	25,317,400
Short-Term Investments	—	2,695,183	—	2,695,183
Total Investments	$—	$378,908,704	$—	$378,908,704

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2019:

Other Financial Instruments

	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$46,944	$—	$—	$46,944
Liabilities	(175,260)	—	—	(175,260)
Total	$(128,316)	$—	$—	$(128,316)

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ October 31, 2019

PRINCIPAL AMOUNT(a)		VALUE
Corporate Bonds 29.8%
Argentina 0.7%
$300,000	Agua y Saneamientos Argentinos SA, 6.63%, due 2/1/2023	$117,750	(b)(c)
86,000	Genneia SA, 8.75%, due 1/20/2022	58,050	(d)
200,000	Pampa Energia SA, 7.38%, due 7/21/2023	174,000	(b)
234,000	Rio Energy SA/UGEN SA/UENSA SA, 6.88%, due 2/1/2025	135,723	(d)
44,000	Tecpetrol SA, 4.88%, due 12/12/2022	40,260	(b)
200,000	Telecom Argentina SA, 8.00%, due 7/18/2026	179,500	(d)
225,000	YPF Energia Electrica SA, 10.00%, due 7/25/2026	170,190	(d)
	YPF SA
83,000	(BADLARPP + 4.00%, 18.00% Floor), 63.35%, due 7/7/2020	17,853	(b)(e)
200,000	8.50%, due 7/28/2025	158,400	(b)
206,000	7.00%, due 12/15/2047	146,262	(d)
		1,197,988
Azerbaijan 1.2%
	Southern Gas Corridor CJSC
1,500,000	6.88%, due 3/24/2026	1,747,500	(b)(c)
200,000	6.88%, due 3/24/2026	233,000	(b)(c)
		1,980,500
Bahrain 0.1%
219,000	Oil & Gas Holding Co., 7.63%, due 11/7/2024	248,018	(c)(d)
Brazil 2.5%
200,000	Banco do Brasil SA, 9.00%, due 6/18/2024	227,940	(b)(c)(f)(g)
316,000	Banco Votorantim SA, 4.50%, due 9/24/2024	325,843	(d)
200,000	BRF SA, 4.88%, due 1/24/2030	199,480	(d)
200,000	Cemig Geracao e Transmissao SA, 9.25%, due 12/5/2024	233,202	(c)(d)
200,000	Cosan Ltd., 5.50%, due 9/20/2029	208,000	(d)
327,000	CSN Resources SA, 7.63%, due 4/17/2026	331,905	(c)(d)
365,000	Itau Unibanco Holding SA, 6.50%, due 3/19/2023	380,056	(c)(d)(f)(g)
200,000	JBS Investments II GmbH, 5.75%, due 1/15/2028	208,400	(d)
200,000	Light Servicos de Eletricidade SA/Light Energia SA, 7.25%, due 5/3/2023	215,502	(d)
276,000	MARB BondCo PLC, 6.88%, due 1/19/2025	287,509	(c)(d)
313,000	MV24 Capital BV, 6.75%, due 6/1/2034	327,241	(c)(d)
	Petrobras Global Finance BV
38,000	5.09%, due 1/15/2030	40,299	(d)
166,000	6.90%, due 3/19/2049	192,942
200,000	Rumo Luxembourg Sarl, 7.38%, due 2/9/2024	215,760	(b)(c)
	Suzano Austria GmbH
213,000	5.00%, due 1/15/2030	219,284	(c)
200,000	7.00%, due 3/16/2047	233,125	(c)(d)
117,000	Vale Overseas Ltd., 8.25%, due 1/17/2034	159,998
		4,006,486
Chile 0.8%
	AES Gener SA
200,000	7.13%, due 3/26/2079	207,690	(d)(g)
207,000	6.35%, due 10/7/2079	207,890	(d)(g)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
		Codelco, Inc.
	$238,000	3.00%, due 9/30/2029	$237,182	(d)
	204,000	4.38%, due 2/5/2049	225,257	(c)(d)
	200,000	Empresa Electrica Guacolda SA, 4.56%, due 4/30/2025	172,346	(b)
	179,000	VTR Finance BV, 6.88%, due 1/15/2024	183,475	(b)
			1,233,840
China 3.4%
	212,000	Alibaba Group Holding Ltd., 4.20%, due 12/6/2047	239,579	(c)
	200,000	CDBL Funding 1, 3.00%, due 4/24/2023	200,831	(b)
	200,000	CFLD Cayman Investment Ltd., 8.60%, due 4/8/2024	203,266	(b)(c)
	200,000	Champion Sincerity Holdings Ltd., 8.13%, due 2/8/2022	210,770	(b)(c)(f)(g)
	200,000	Charming Light Investments Ltd., 4.38%, due 12/21/2027	215,094	(b)(c)
	200,000	China Construction Bank Corp., 4.25%, due 2/27/2029	209,988	(b)(g)
	300,000	China Evergrande Group, 8.25%, due 3/23/2022	278,433	(b)(c)
		China Minmetals Corp.
	210,000	4.45%, due 5/13/2021	213,470	(b)(c)(f)(g)
	416,000	3.75%, due 11/13/2022	419,063	(b)(c)(f)(g)
	200,000	China Overseas Finance Cayman VI Ltd., 5.95%, due 5/8/2024	226,635	(b)(c)
	200,000	China Reinsurance Finance Corp. Ltd., 3.38%, due 3/9/2022	200,665	(b)
	200,000	China Resources Land Ltd., 4.13%, due 2/26/2029	217,214	(b)(c)
	200,000	CNAC HK Finbridge Co. Ltd., 3.38%, due 6/19/2024	202,720	(b)
	200,000	CNOOC Finance 2015 USA LLC, 3.50%, due 5/5/2025	208,259
	201,000	Dianjian Int'l Finance Ltd., 4.60%, due 3/13/2023	208,081	(b)(f)(g)
	200,000	Easy Tactic Ltd., 8.13%, due 2/27/2023	198,994	(b)
	200,000	Greenland Global Investment Ltd., 6.75%, due 6/25/2022	206,101	(b)
	200,000	Huarong Finance 2017 Co. Ltd., 4.00%, due 11/7/2022	201,493	(b)(f)(g)
	20,000	Nexen, Inc., 5.88%, due 3/10/2035	25,862
	200,000	Proven Glory Capital Ltd., 3.25%, due 2/21/2022	200,220	(b)
	200,000	Sino-Ocean Land Treasure IV Ltd., 4.75%, due 8/5/2029	197,877	(b)
	312,000	Sinopec Group Overseas Development 2017 Ltd., 3.25%, due 9/13/2027	319,198	(c)(d)
	228,000	Sinopec Group Overseas Development 2018 Ltd., 2.50%, due 8/8/2024	227,262	(c)(d)
	250,000	Sunac China Holdings Ltd., 8.35%, due 4/19/2023	257,340	(b)(c)
	200,000	Tencent Holdings Ltd., 3.60%, due 1/19/2028	208,393	(b)(c)
			5,496,808
Colombia 1.3%
	100,000	Bancolombia SA, 5.13%, due 9/11/2022	105,240
		Ecopetrol SA
	300,000	7.38%, due 9/18/2043	398,253	(c)
	200,000	5.88%, due 5/28/2045	230,940	(c)
		Empresas Publicas de Medellin ESP
COP	807,000,000	7.63%, due 9/10/2024	251,016	(c)(d)
COP	1,600,000,000	8.38%, due 11/8/2027	510,785	(c)(d)
	$201,000	4.25%, due 7/18/2029	210,407	(d)
COP	437,000,000	Financiera de Desarrollo Territorial SA Findeter, 7.88%, due 8/12/2024	137,669	(d)
	$300,000	Millicom Int'l Cellular SA, 6.25%, due 3/25/2029	327,369	(b)(c)
			2,171,679
Ghana 0.3%
	200,000	Kosmos Energy Ltd., 7.13%, due 4/4/2026	208,500	(d)
	210,000	Tullow Oil PLC, 7.00%, due 3/1/2025	216,562	(d)
			425,062

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
	Guatemala 0.2%
	$250,000	Central American Bottling Corp., 5.75%, due 1/31/2027	$263,752	(c)(d)
	Hong Kong 1.0%
	309,000	Celestial Miles Ltd., 5.75%, due 1/31/2024	326,661	(b)(c)(f)(g)
	200,000	Li & Fung Ltd., 4.38%, due 10/4/2024	202,683	(b)
		Melco Resorts Finance Ltd.
	200,000	4.88%, due 6/6/2025	204,408	(d)
	200,000	5.63%, due 7/17/2027	208,594	(d)
	400,000	Metropolitan Light Co. Ltd., 5.50%, due 11/21/2022	414,040	(b)(c)
	200,000	NWD MTN Ltd., 4.13%, due 7/18/2029	199,485	(b)
			1,555,871
	India 0.8%
	200,000	ABJA Investment Co. Pte Ltd., 5.45%, due 1/24/2028	195,602	(b)
	300,000	Greenko Dutch BV, 5.25%, due 7/24/2024	302,178	(b)(c)
	200,000	Greenko Solar Mauritius Ltd., 5.55%, due 1/29/2025	200,358	(d)
	228,000	Network i2i Ltd., 5.65%, due 1/15/2025	214,776	(d)(f)(g)
	200,000	Oil India Ltd., 5.13%, due 2/4/2029	225,528	(b)(c)
	200,000	Vedanta Resources PLC, 6.38%, due 7/30/2022	197,800	(b)
			1,336,242
	Indonesia 1.5%
	200,000	Indika Energy Capital III Pte Ltd., 5.88%, due 11/9/2024	193,880	(b)
	400,000	Indonesia Asahan Aluminium Persero PT, 6.76%, due 11/15/2048	513,539	(b)(c)
	400,000	Medco Oak Tree Pte Ltd., 7.38%, due 5/14/2026	407,243	(b)(c)
	210,000	Pertamina Persero PT, 3.65%, due 7/30/2029	215,533	(c)(d)
		Perusahaan Listrik Negara PT
EUR	200,000	1.88%, due 11/5/2031	221,882	(d)(h)
	$200,000	6.15%, due 5/21/2048	251,340	(c)(d)
	207,000	4.38%, due 2/5/2050	207,210	(d)(h)
	400,000	Saka Energi Indonesia PT, 4.45%, due 5/5/2024	404,016	(b)(c)
			2,414,643
	Israel 0.5%
	400,000	Altice Financing SA, 7.50%, due 5/15/2026	425,000	(b)(c)
	200,000	Israel Electric Corp. Ltd., 5.00%, due 11/12/2024	219,900	(b)(c)
	250,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, due 10/1/2026	188,125
			833,025
	Kazakhstan 0.8%
		KazMunayGas National Co. JSC
	299,000	5.38%, due 4/24/2030	343,856	(c)(d)
	560,000	5.75%, due 4/19/2047	654,350	(b)(c)
	225,000	6.38%, due 10/24/2048	283,005	(c)(d)
			1,281,211

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Korea 0.8%
	$316,000	Hanwha Life Insurance Co. Ltd., 4.70%, due 4/23/2023	$319,175	(c)(d)(f)(g)
	200,000	Hyundai Capital America, 2.75%, due 9/27/2026	195,333	(b)
	200,000	Kyobo Life Insurance Co. Ltd., 3.95%, due 7/24/2022	200,000	(b)(f)(g)
	200,000	SK Hynix, Inc., 3.00%, due 9/17/2024	199,777	(b)
	300,000	Woori Bank, 4.75%, due 4/30/2024	321,413	(b)(c)
			1,235,698
Kuwait 0.1%
	200,000	NBK Tier 1 Financing Ltd., 5.75%, due 4/9/2021	205,800	(b)(f)(g)
Macau 0.7%
	200,000	MGM China Holdings Ltd., 5.88%, due 5/15/2026	211,500	(b)
	400,000	Sands China Ltd., 5.40%, due 8/8/2028	452,556	(c)
	200,000	Studio City Finance Ltd., 7.25%, due 2/11/2024	212,500	(b)
	200,000	Studio City Finance Ltd., 7.25%, due 2/11/2024	212,500	(d)
			1,089,056
Malaysia 0.1%
	200,000	TNB Global Ventures Capital Bhd, 4.85%, due 11/1/2028	228,079	(b)(c)
Mexico 4.6%
	200,000	Alfa SAB de CV, 6.88%, due 3/25/2044	238,304	(b)(c)
	275,000	America Movil SAB de CV, 3.63%, due 4/22/2029	293,070	(c)
	200,000	Banco Mercantil del Norte SA, 7.63%, due 1/10/2028	209,002	(b)(f)(g)
	200,000	BBVA Bancomer SA, 5.13%, due 1/18/2033	194,860	(b)(g)
	358,530	Cometa Energia SA de CV, 6.38%, due 4/24/2035	388,109	(c)(d)
MXN	6,480,000	Comision Federal de Electricidad, Ser. 14-2, 7.35%, due 11/25/2025	311,644
	$300,000	Elementia SAB de CV, 5.50%, due 1/15/2025	300,750	(b)(c)
	209,000	Industrias Penoles SAB de CV, 5.65%, due 9/12/2049	215,009	(d)
	200,000	Infraestructura Energetica Nova SAB de CV, 4.88%, due 1/14/2048	190,500	(d)
	400,000	Mexichem SAB de CV, 5.88%, due 9/17/2044	422,496	(b)(c)
	242,000	Mexico City Airport Trust, 5.50%, due 7/31/2047	241,806	(c)(d)
	258,000	Minera Mexico SA de CV, 4.50%, due 1/26/2050	253,021	(d)
		Petroleos Mexicanos
MXN	13,180,000	7.19%, due 9/12/2024	609,789	(b)
	$41,000	6.88%, due 8/4/2026	44,854
MXN	41,442,700	Ser. 14-2, 7.47%, due 11/12/2026	1,820,450
	$79,000	6.84%, due 1/23/2030	84,364	(d)
	419,000	6.35%, due 2/12/2048	400,669	(c)
	604,000	7.69%, due 1/23/2050	658,601	(d)
	200,000	Sigma Alimentos SA de CV, 4.13%, due 5/2/2026	208,502	(b)
		Trust F/1401
	200,000	6.95%, due 1/30/2044	231,252	(b)(c)
	200,000	6.39%, due 1/15/2050	213,500	(d)
			7,530,552
Mongolia 0.1%
	200,000	Trade & Development Bank of Mongolia LLC, 9.38%, due 5/19/2020	205,000	(b)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
	Nigeria 0.3%
	$200,000	IHS Netherlands Holdco BV, 8.00%, due 9/18/2027	$209,040	(d)
	200,000	United Bank for Africa PLC, 7.75%, due 6/8/2022	211,844	(b)
			420,884
	Oman 0.1%
	242,000	Oztel Holdings SPC Ltd., 6.63%, due 4/24/2028	249,187	(c)(d)
	Panama 0.4%
	200,000	C&W Senior Financing Designated Activity Co., 6.88%, due 9/15/2027	210,500	(d)
	206,000	Cable Onda SA, 4.50%, due 1/30/2030	208,734	(d)(h)
	200,000	Empresa de Transmision Electrica SA, 5.13%, due 5/2/2049	228,750	(c)(d)
			647,984
	Peru 1.1%
PEN	843,000	Fondo MIVIVIENDA SA, 7.00%, due 2/14/2024	280,395	(d)
	$200,000	Hunt Oil Co. of Peru LLC Sucursal Del Peru, 6.38%, due 6/1/2028	218,750	(c)(d)
	205,000	Inkia Energy Ltd., 5.88%, due 11/9/2027	212,433	(d)
		Orazul Energy Egenor S en C por A
	200,000	5.63%, due 4/28/2027	205,000	(d)
	200,000	5.63%, due 4/28/2027	205,000	(b)
	200,000	Petroleos del Peru SA, 4.75%, due 6/19/2032	215,252	(c)(d)
	250,000	Southern Copper Corp., 6.75%, due 4/16/2040	322,606	(c)
	165,000	Volcan Cia Minera SAA, 5.38%, due 2/2/2022	170,983	(b)
			1,830,419
	Qatar 0.1%
	100,000	Nakilat, Inc., 6.07%, due 12/31/2033	121,130	(b)
	Russia 1.7%
	300,000	Evraz Group SA, 5.38%, due 3/20/2023	320,157	(b)(c)
		Gazprom OAO Via Gaz Capital SA
	391,000	5.15%, due 2/11/2026	427,385	(c)(d)
	200,000	5.15%, due 2/11/2026	218,612	(b)(c)
	200,000	GTH Finance BV, 7.25%, due 4/26/2023	223,344	(b)(c)
	273,000	GTLK Europe Capital DAC, 4.95%, due 2/18/2026	278,225	(b)
	200,000	GTLK Europe DAC, 5.95%, due 7/19/2021	208,838	(b)
	200,000	Sberbank of Russia Via SB Capital SA, 5.13%, due 10/29/2022	210,768	(b)
	205,000	SCF Capital Ltd., 5.38%, due 6/16/2023	217,220	(c)(d)
	239,000	Veon Holdings BV, 4.00%, due 4/9/2025	245,527	(d)
	300,000	Vnesheconombank Via VEB Finance PLC, 6.80%, due 11/22/2025	349,168	(b)(c)
			2,699,244
	Saudi Arabia 0.1%
	200,000	Saudi Electricity Global Sukuk Co. 4, 4.22%, due 1/27/2024	211,514	(b)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
	Singapore 0.6%
	$300,000	BOC Aviation Ltd., 3.50%, due 10/10/2024	$308,445	(b)(c)
	200,000	DBS Group Holdings Ltd., 4.52%, due 12/11/2028	212,242	(c)(d)(g)
	200,000	Oversea-Chinese Banking Corp. Ltd., 4.25%, due 6/19/2024	212,074	(b)
	200,000	Parkway Pantai Ltd., 4.25%, due 7/27/2022	198,686	(b)(f)(g)
			931,447
	South Africa 0.8%
		Eskom Holdings SOC Ltd.
	260,000	6.75%, due 8/6/2023	266,772	(b)(c)
	206,000	6.35%, due 8/10/2028	217,898	(c)(d)
	318,000	Liquid Telecommunications Financing PLC, 8.50%, due 7/13/2022	316,601	(c)(d)
		SASOL Financing USA LLC
	200,000	5.88%, due 3/27/2024	215,695	(c)
	200,000	6.50%, due 9/27/2028	223,616	(c)
			1,240,582
	Supranational 0.2%
		Banque Ouest Africaine de Developpement
	205,000	5.00%, due 7/27/2027	216,921	(c)(d)
	200,000	4.70%, due 10/22/2031	201,264	(d)
			418,185
	Thailand 0.4%
	400,000	PTT PCL, 4.50%, due 10/25/2042	453,540	(b)(c)
	200,000	PTTEP Treasury Center Co. Ltd., 4.60%, due 7/17/2022	205,191	(b)(f)(g)
			658,731
	Turkey 1.0%
	200,000	Akbank TAS, 5.13%, due 3/31/2025	191,028	(d)
	200,000	SISECAM, 6.95%, due 3/14/2026	208,000	(d)
	200,000	Turkcell Iletisim Hizmetleri AS, 5.80%, due 4/11/2028	194,008	(d)
		Turkiye Garanti Bankasi AS
	200,000	5.25%, due 9/13/2022	200,500	(b)
	200,000	5.88%, due 3/16/2023	202,811	(b)
	200,000	Turkiye Is Bankasi AS, 6.13%, due 4/25/2024	194,656	(b)
		Yapi ve Kredi Bankasi AS
	200,000	5.75%, due 2/24/2022	200,225	(b)
	200,000	5.85%, due 6/21/2024	192,910	(d)
			1,584,138
	Ukraine 0.3%
	200,000	MHP Lux SA, 6.95%, due 4/3/2026	206,336	(b)
EUR	260,000	NAK Naftogaz Ukraine via Kondor Finance PLC, 7.13%, due 7/19/2024	303,120	(b)
			509,456

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
United Arab Emirates 1.0%
		Abu Dhabi Crude Oil Pipeline LLC
	$285,000	3.65%, due 11/2/2029	$306,050	(c)(d)
	200,000	3.65%, due 11/2/2029	214,772	(b)(c)
	200,000	ADCB Finance Cayman Ltd., 4.00%, due 3/29/2023	209,000	(d)
	200,000	DP World Ltd., 6.85%, due 7/2/2037	262,693	(b)(c)
	200,000	Emirates NBD PJSC, 6.13%, due 3/20/2025	207,975	(b)(f)(g)
		MDGH-GMTN BV
	200,000	4.50%, due 11/7/2028	225,250	(c)(d)
	200,000	3.70%, due 11/7/2049	200,808	(d)(h)
			1,626,548
Venezuela 0.2%
		Petroleos de Venezuela SA
	1,347,609	6.00%, due 5/16/2024	80,857	(b)(i)(j)
	1,631,452	6.00%, due 11/15/2026	97,887	(b)(i)(j)
	650,000	5.38%, due 4/12/2027	39,000	(b)(i)(j)
	784,800	5.38%, due 4/12/2027	47,088	(b)(i)(j)
			264,832
		Total Corporate Bonds (Cost $48,399,452)	48,353,591
Foreign Government Securities 61.9%
Albania 0.1%
EUR	101,000	Republic of Albania, 3.50%, due 10/9/2025	122,022	(b)
Angola 0.4%
		Angolan Government International Bond
	$458,000	9.38%, due 5/8/2048	484,704	(b)
	200,000	9.38%, due 5/8/2048	211,661	(b)
			696,365
Argentina 1.7%
ARS	3,000,000	Argentina POM Politica Monteria, (ARLLMONP), 72.61%, due 6/21/2020	16,345	(e)
ARS	500,000	Argentina Treasury Bond BONCER, 2.50%, due 7/22/2021	6,245
ARS	1,467,546	Argentine Bonos del Tesoro, 18.20%, due 10/3/2021	6,650
		Argentine Republic Government International Bond
EUR	350,000	3.38%, due 1/15/2023	147,558
EUR	1,824,610	7.82%, due 12/31/2033	971,910	(c)
EUR	255,953	3.38%, due 12/31/2038	110,086	(k)
EUR	2,194,047	3.38%, due 12/31/2038	957,470	(c)(k)
ARS	5,078,000	Bonos de la Nacion Argentina con Ajuste por CER, 4.00%, due 3/6/2020	37,730
	$536,000	Bonos de la Nacion Argentina en Moneda Dua, 4.50%, due 2/13/2020	150,884
		City of Buenos Aires Argentina
ARS	19,249,831	(BADLARPP + 3.25%), 58.06%, due 3/29/2024	155,739	(e)
ARS	13,270,000	(BADLARPP + 3.75%), 61.07%, due 2/22/2028	105,755	(e)
EUR	130,000	Provincia de Buenos Aires, 5.38%, due 1/20/2023	47,702	(b)
			2,714,074

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Armenia 0.1%
	$200,000	Republic of Armenia International Bond, 3.95%, due 9/26/2029	$194,844	(b)
Azerbaijan 0.9%
		State Oil Co. of the Azerbaijan Republic
	810,000	4.75%, due 3/13/2023	843,259	(b)(c)
	200,000	6.95%, due 3/18/2030	240,164	(b)(c)
	310,000	6.95%, due 3/18/2030	372,255	(b)(c)
			1,455,678
Belize 0.1%
	311,000	Belize Government International Bond, 4.94%, due 2/20/2034	189,710	(b)
Bermuda 0.5%
		Bermuda Government International Bond
	200,000	3.72%, due 1/25/2027	209,502	(b)
	490,000	4.75%, due 2/15/2029	553,700	(b)
			763,202
Brazil 0.8%
	540,000	Brazil Minas SPE via State of Minas Gerais, 5.33%, due 2/15/2028	573,755	(b)(c)
	670,000	Brazilian Government International Bond, 5.00%, due 1/27/2045	696,472
			1,270,227
Chile 0.8%
		Bonos de la Tesoreria de la Republica en pesos
CLP	260,000,000	4.70%, due 9/1/2030	396,632	(b)
CLP	205,000,000	5.00%, due 3/1/2035	329,049
CLP	220,000,000	6.00%, due 1/1/2043	412,753
CLP	95,000,000	5.10%, due 7/15/2050	160,289
			1,298,723
China 0.9%
CNY	10,000,000	China Government Bond, 3.19%, due 4/11/2024	1,428,299	(c)
Colombia 2.6%
		Colombia Government International Bond
COP	423,000,000	4.38%, due 3/21/2023	122,742
	$130,000	6.13%, due 1/18/2041	168,350
	310,000	5.63%, due 2/26/2044	384,868
	230,000	5.00%, due 6/15/2045	267,607
	201,000	5.20%, due 5/15/2049	241,504
		Colombian TES
COP	2,359,500,000	Ser. B, 6.25%, due 11/26/2025	725,477	(c)
COP	157,500,000	Ser. B, 7.50%, due 8/26/2026	51,590
COP	2,179,400,000	Ser. B, 7.75%, due 9/18/2030	731,716

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
COP	2,636,400,000	Ser. B, 7.00%, due 6/30/2032	$836,651
COP	2,315,000,000	Ser. B, 7.25%, due 10/18/2034	753,552
			4,284,057
Costa Rica 0.4%
	$720,000	Costa Rica Government International Bond, 7.00%, due 4/4/2044	710,107	(b)
Cote D'Ivoire 1.2%
		Ivory Coast Government International Bond
EUR	165,000	5.88%, due 10/17/2031	186,191	(b)
	$875,600	5.75%, due 12/31/2032	863,985	(b)(k)
	52,800	5.75%, due 12/31/2032	52,161	(b)(k)
EUR	207,000	6.88%, due 10/17/2040	235,371	(b)
EUR	490,000	6.63%, due 3/22/2048	539,416	(b)
			1,877,124
Croatia 0.6%
		Croatia Government International Bond
EUR	100,000	3.00%, due 3/20/2027	132,240	(b)
EUR	360,000	1.13%, due 6/19/2029	421,260	(b)
EUR	322,000	2.75%, due 1/27/2030	434,471	(b)
			987,971
Czech Republic 1.9%
		Czech Republic Government Bond
CZK	28,570,000	2.40%, due 9/17/2025	1,326,868	(b)
CZK	22,550,000	2.75%, due 7/23/2029	1,105,267
CZK	17,080,000	0.95%, due 5/15/2030	711,920	(b)
			3,144,055
Dominican Republic 0.8%
DOP	4,900,000	Dominican Republic Bond, 11.25%, due 2/5/2027	99,020	(b)
		Dominican Republic International Bond
DOP	22,500,000	8.90%, due 2/15/2023	424,780	(d)
DOP	8,650,000	9.75%, due 6/5/2026	166,530	(d)
	$442,000	6.85%, due 1/27/2045	498,359	(b)
	150,000	6.40%, due 6/5/2049	162,377	(b)
			1,351,066
Ecuador 0.7%
		Ecuador Government International Bond
	300,000	7.95%, due 6/20/2024	288,378	(b)
	240,000	8.88%, due 10/23/2027	223,560	(b)
	320,000	7.88%, due 1/23/2028	286,720	(b)
	200,000	10.75%, due 1/31/2029	203,002	(b)
	200,000	9.50%, due 3/27/2030	192,500	(b)
			1,194,160

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Egypt 1.7%
EGP	24,222,000	Egypt Government Bond, 15.90%, due 7/2/2024	$1,579,375	(c)
		Egypt Government International Bond
EUR	200,000	5.63%, due 4/16/2030	223,676	(b)
EUR	101,000	6.38%, due 4/11/2031	117,010	(b)
	$600,000	8.50%, due 1/31/2047	631,867	(b)
	200,000	8.70%, due 3/1/2049	214,074	(b)
			2,766,002
El Salvador 0.3%
		El Salvador Government International Bond
	150,000	7.75%, due 1/24/2023	163,877	(b)
	100,000	7.65%, due 6/15/2035	108,751	(b)
	152,000	7.12%, due 1/20/2050	154,204	(b)
			426,832
Ghana 0.5%
GHS	556	Ghana Government Bond, 24.75%, due 7/19/2021	108
		Ghana Government International Bond
	$400,000	10.75%, due 10/14/2030	505,174	(b)
	316,000	8.63%, due 6/16/2049	315,766	(b)
			821,048
Hungary 1.5%
		Hungary Government Bond
HUF	396,330,000	3.00%, due 6/26/2024	1,476,709	(c)
HUF	46,000,000	5.50%, due 6/24/2025	193,926
HUF	159,870,000	3.00%, due 10/27/2027	601,742	(c)
HUF	48,050,000	6.75%, due 10/22/2028	231,035
			2,503,412
Indonesia 5.8%
		Indonesia Government International Bond
	$200,000	5.25%, due 1/17/2042	238,589	(b)
	370,000	5.13%, due 1/15/2045	439,441	(b)
		Indonesia Treasury Bond
IDR	2,732,000,000	7.00%, due 5/15/2022	197,914
IDR	10,400,000,000	8.38%, due 3/15/2024	794,540
IDR	15,264,000,000	8.13%, due 5/15/2024	1,160,185
IDR	1,000,000,000	6.50%, due 6/15/2025	71,311
IDR	17,500,000,000	7.00%, due 5/15/2027	1,263,536
IDR	13,304,000,000	6.13%, due 5/15/2028	903,843
IDR	9,975,000,000	9.00%, due 3/15/2029	803,068
IDR	11,204,000,000	8.75%, due 5/15/2031	888,901
IDR	3,500,000,000	7.50%, due 8/15/2032	252,022
IDR	12,377,000,000	6.63%, due 5/15/2033	829,145
IDR	5,344,000,000	8.38%, due 3/15/2034	411,592
IDR	3,683,000,000	8.25%, due 5/15/2036	277,808
IDR	1,205,000,000	7.50%, due 5/15/2038	85,448
IDR	10,700,000,000	8.38%, due 4/15/2039	817,246
			9,434,589

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Kazakhstan 0.1%
EUR	100,000	Kazakhstan Government International Bond, 2.38%, due 11/9/2028	$125,639	(b)
Kenya 0.1%
	$200,000	Kenya Government International Bond, 8.00%, due 5/22/2032	213,038	(b)
Malaysia 4.3%
	1,000,000	1MDB Global Investments Ltd., 4.40%, due 3/9/2023	966,993	(b)(c)
		Malaysia Government Bond
MYR	6,399,000	3.49%, due 3/31/2020	1,534,298	(c)
MYR	400,000	4.05%, due 9/30/2021	97,376
MYR	1,500,000	3.76%, due 4/20/2023	364,575
MYR	2,500,000	3.80%, due 8/17/2023	609,365
MYR	700,000	4.18%, due 7/15/2024	173,563
MYR	1,800,000	4.06%, due 9/30/2024	444,653
MYR	1,500,000	3.96%, due 9/15/2025	369,619
MYR	700,000	3.91%, due 7/15/2026	172,549
MYR	1,700,000	3.90%, due 11/16/2027	418,957
MYR	1,150,000	3.73%, due 6/15/2028	279,916
MYR	950,000	3.89%, due 8/15/2029	235,782
MYR	435,000	4.23%, due 6/30/2031	109,874
MYR	300,000	4.64%, due 11/7/2033	78,731
MYR	375,000	3.83%, due 7/5/2034	91,408
MYR	1,200,000	4.89%, due 6/8/2038	327,318
MYR	350,000	4.94%, due 9/30/2043	96,503
		Malaysia Government Investment Issue
MYR	2,000,000	4.07%, due 9/30/2026	497,143
MYR	500,000	4.37%, due 10/31/2028	128,199
			6,996,822
Mexico 2.9%
		Mexican Bonos
MXN	8,810,000	Ser. M20, 7.50%, due 6/3/2027	478,565
MXN	16,480,000	Ser. M20, 8.50%, due 5/31/2029	959,997
MXN	16,490,000	Ser. M, 7.75%, due 5/29/2031	916,742
MXN	25,940,000	Ser. M, 7.75%, due 11/13/2042	1,440,431
	$800,000	Mexico Government International Bond, 5.75%, due 10/12/2110	929,008
			4,724,743
Mongolia 0.6%
	200,000	Development Bank of Mongolia LLC, 7.25%, due 10/23/2023	209,692	(d)
		Mongolia Government International Bond
	500,000	5.63%, due 5/1/2023	511,485	(b)
	200,000	8.75%, due 3/9/2024	225,932	(b)
	42,000	8.75%, due 3/9/2024	47,437	(b)
			994,546
Nigeria 1.2%
NGN	304,378,000	Nigeria Government Bond, 13.98%, due 2/23/2028	866,206

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
		Nigeria Government International Bond
	$200,000	8.75%, due 1/21/2031	$220,418	(b)
	400,000	7.88%, due 2/16/2032	413,262	(b)
	380,000	9.25%, due 1/21/2049	421,693	(b)
NGN	397,000	Nigeria Treasury Bill, 13.56%, due 2/27/2020	1,055	(l)
			1,922,634
Oman 0.2%
	$415,000	Oman Government International Bond, 6.75%, due 1/17/2048	389,867	(b)
Paraguay 0.2%
	230,000	Paraguay Government International Bond, 6.10%, due 8/11/2044	279,740	(b)
Peru 2.0%
		Peru Government Bond
PEN	2,717,000	5.94%, due 2/12/2029	920,540	(b)
PEN	1,347,000	6.15%, due 8/12/2032	462,470	(b)
PEN	192,000	5.40%, due 8/12/2034	61,639	(b)
		Peruvian Government International Bond
PEN	489,000	5.70%, due 8/12/2024	162,790	(d)
PEN	1,156,000	5.70%, due 8/12/2024	384,836	(b)
PEN	2,032,000	8.20%, due 8/12/2026	769,448	(b)
EUR	334,000	3.75%, due 3/1/2030	483,362
			3,245,085
Philippines 0.2%
PHP	12,000,000	Philippine Government International Bond, 3.90%, due 11/26/2022	235,469
Poland 2.8%
		Poland Government Bond
PLN	4,647,000	2.50%, due 1/25/2023	1,249,637	(c)
PLN	3,708,000	3.25%, due 7/25/2025	1,045,344
PLN	902,000	2.50%, due 7/25/2026	245,146
PLN	6,179,000	2.50%, due 7/25/2027	1,683,264	(c)
PLN	900,000	2.75%, due 4/25/2028	250,240
			4,473,631
Qatar 0.6%
		Qatar Government International Bond
	$275,000	4.50%, due 4/23/2028	314,864	(b)
	213,000	5.10%, due 4/23/2048	271,043	(b)
	336,000	4.82%, due 3/14/2049	412,440	(b)
			998,347

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Romania 0.4%
		Romania Government Bond
RON	10,000	4.25%, due 6/28/2023	$2,392
RON	1,520,000	5.80%, due 7/26/2027	395,883
		Romanian Government International Bond
EUR	198,000	2.12%, due 7/16/2031	228,559	(b)
EUR	14,000	3.88%, due 10/29/2035	18,621	(b)
			645,455
Russia 3.7%
		Russian Federal Bond - Obligatsyi Federal'novo Zaima
RUB	91,470,000	7.10%, due 10/16/2024	1,485,146	(c)
RUB	89,070,000	7.95%, due 10/7/2026	1,518,951	(c)
RUB	56,114,000	6.90%, due 5/23/2029	907,581
RUB	24,452,000	7.25%, due 5/10/2034	404,594
		Russian Foreign Bond - Eurobond
	$600,000	4.25%, due 6/23/2027	644,024	(b)
	1,000,000	4.38%, due 3/21/2029	1,081,496	(b)
	14,085	7.50%, due 3/31/2030	16,100	(b)
			6,057,892
Senegal 0.1%
	210,000	Senegal Government International Bond, 6.25%, due 5/23/2033	214,362	(b)
Serbia 0.5%
		Serbia International Bond
	70,000	7.25%, due 9/28/2021	76,370	(b)
	200,000	7.25%, due 9/28/2021	218,200	(b)
EUR	404,000	1.50%, due 6/26/2029	464,017	(b)
			758,587
South Africa 3.7%
		Republic of South Africa Government Bond
ZAR	17,581,329	8.25%, due 3/31/2032	1,053,493	(c)
ZAR	15,779,129	8.88%, due 2/28/2035	969,143
ZAR	26,488,797	9.00%, due 1/31/2040	1,595,285	(c)
ZAR	27,722,052	8.75%, due 1/31/2044	1,608,185	(c)
		Republic of South Africa Government International Bond
	$277,000	5.88%, due 6/22/2030	294,465
	273,000	5.65%, due 9/27/2047	267,540
	200,000	5.75%, due 9/30/2049	193,524
			5,981,635
Sri Lanka 1.0%
		Sri Lanka Government International Bond
	350,000	6.20%, due 5/11/2027	336,305	(b)
	844,000	6.75%, due 4/18/2028	824,849	(b)
	203,000	7.85%, due 3/14/2029	208,553	(b)
	200,000	7.55%, due 3/28/2030	202,274	(b)
			1,571,981
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Thailand 4.0%
		Thailand Government Bond
THB	45,000,000	2.40%, due 12/17/2023	$1,549,386	(c)
THB	2,457,000	3.85%, due 12/12/2025	92,895
THB	26,500,000	2.13%, due 12/17/2026	913,813
THB	27,231,000	2.88%, due 12/17/2028	1,003,826	(c)
THB	4,400,000	4.88%, due 6/22/2029	188,926
THB	27,500,000	3.65%, due 6/20/2031	1,110,969	(c)
THB	5,000,000	3.78%, due 6/25/2032	206,943
THB	17,350,000	3.40%, due 6/17/2036	720,538
THB	13,650,000	3.30%, due 6/17/2038	570,387
THB	1,248,000	2.88%, due 6/17/2046	50,928
			6,408,611
Tunisia 0.4%
		Banque Centrale de Tunisie International Bond
EUR	460,000	5.63%, due 2/17/2024	501,403	(b)
EUR	104,000	6.38%, due 7/15/2026	113,166	(b)
			614,569
Turkey 5.1%
		Export Credit Bank of Turkey
	$420,000	5.38%, due 10/24/2023	407,400	(c)(d)
	200,000	8.25%, due 1/24/2024	213,320	(d)
	200,000	6.13%, due 5/3/2024	197,524	(d)
		Turkey Government Bond
TRY	1,488,963	7.40%, due 2/5/2020	257,308
TRY	600,000	10.70%, due 2/17/2021	103,424
TRY	1,908,749	9.20%, due 9/22/2021	318,333
TRY	1,788,824	9.50%, due 1/12/2022	295,986
TRY	6,608,000	11.00%, due 3/2/2022	1,124,016
TRY	11,523,000	10.70%, due 8/17/2022	1,928,814	(c)
TRY	1,335,677	8.50%, due 9/14/2022	213,064
TRY	9,367,000	12.20%, due 1/18/2023	1,635,098	(c)
		Turkey Government International Bond
EUR	357,000	5.20%, due 2/16/2026	417,509
	$250,000	4.88%, due 10/9/2026	234,091
	620,000	6.00%, due 3/25/2027	613,428
	381,000	6.13%, due 10/24/2028	375,508
			8,334,823
Ukraine 2.8%
		Ukraine Government International Bond
UAH	17,500,000	15.70%, due 1/20/2021	699,824	(d)(j)
	$504,000	7.75%, due 9/1/2025	540,540	(b)
	200,000	7.75%, due 9/1/2027	214,980	(b)
	1,870,000	9.75%, due 11/1/2028	2,226,445	(b)(c)
	206,000	7.38%, due 9/25/2032	215,873	(b)
	170,000	0.00%, due 5/31/2040	159,379	(b)(m)
	286,000	0.00%, due 5/31/2040	268,132	(d)(m)
	129,167	Ukreximbank Via Biz Finance PLC, 9.63%, due 4/27/2022	134,333	(c)(d)
			4,459,506

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
United Arab Emirates 0.1%
$203,000	Abu Dhabi Government International Bond, 3.13%, due 9/30/2049	$195,963	(b)
Uruguay 0.2%
	Uruguay Government International Bond
93,000	4.38%, due 1/23/2031	103,742
165,000	5.10%, due 6/18/2050	197,588
		301,330
Uzbekistan 0.3%
	Republic of Uzbekistan Bond
210,000	4.75%, due 2/20/2024	220,481	(b)
200,000	5.38%, due 2/20/2029	219,419	(b)
		439,900
Venezuela 0.1%
916,200	Venezuela Government International Bond, 8.25%, due 10/13/2024	95,056	(b)(i)(j)
	Total Foreign Government Securities (Cost $101,093,983)	100,312,798
NUMBER OF SHARES
Short-Term Investments 4.4%
Investment Companies 4.4%
7,038,328	State Street Institutional U.S. Government Money Market Fund Premier Class, 1.75%(n) (Cost $7,038,328)	7,038,328	(c)
	Total Investments 96.1% (Cost $156,531,763)	155,704,717
	Other Assets Less Liabilities 3.9%	6,384,615	(o)
	Net Assets 100.0%	$162,089,332

(a)  Principal amount is stated in the currency in which the security is denominated.

(b)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at October 31, 2019 amounted to $55,770,238, which represents 34.4% of net assets of the Fund.

(c)  All or a portion of this security is segregated in connection with obligations for when-issued securities, futures, forward foreign currency contracts and/or swaps with a total value of $64,075,075.

(d)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2019, these securities amounted to $21,183,500, which represents 13.1% of net assets of the Fund. Securities denoted with (d) but without (j), if any, have been deemed by the investment manager to be liquid.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

(e)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2019 and changes periodically.

(f)  Perpetual Bond Security. The rate reflected was the rate in effect on October 31, 2019. The maturity date reflects the next call date.

(g)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(h)  When-issued security. Total value of all such securities at October 31, 2019, amounted to $838,634, which represents 0.5% of net assets of the Fund.

(i)  Defaulted security.

(j)  Illiquid security.

(k)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of October 31, 2019.

(l)  Rate shown was the discount rate at the date of purchase.

(m)  Currently a zero coupon security; will convert to variable in 2021 where it will be linked to the IMF Ukraine GDP Index.

(n)  Represents 7-day effective yield as of October 31, 2019.

(o)  Includes the impact of the Fund's open positions in derivatives at October 31, 2019.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value	Percentage of Net Assets
Foreign Government*	$97,359,600	60.1%
Oil & Gas	12,593,488	7.8%
Banks	5,932,581	3.7%
Electric	5,806,919	3.6%
Telecommunications	3,068,142	1.9%
Pipelines	2,501,322	1.5%
Real Estate	2,196,115	1.3%
Mining	2,135,397	1.3%
Diversified Financial Services	1,693,321	1.0%
Engineering & Construction	1,618,121	1.0%
Lodging	1,502,058	0.9%
Chemicals	1,064,527	0.7%
Iron—Steel	1,007,662	0.6%
Food	903,491	0.5%
Media	817,209	0.5%
Energy—Alternate Sources	808,449	0.5%
Transportation	760,221	0.5%
Insurance	719,840	0.4%
Regional (state/province)	621,457	0.4%
Forest Products & Paper	452,409	0.3%
Internet	447,972	0.3%
Real Estate Investment Trusts	444,752	0.3%
Investment Companies	426,058	0.3%
Multi-National	418,185	0.3%
Agriculture	414,736	0.2%
Metal Fabricate—Hardware	300,750	0.2%
Beverages	263,752	0.2%
Commercial Services	262,693	0.2%
Municipal	261,494	0.2%
Holding Companies—Diversified	238,304	0.1%
Housewares	208,000	0.1%
Distribution—Wholesale	202,683	0.1%
Semiconductors	199,777	0.1%
Healthcare—Services	198,686	0.1%
Auto Manufacturers	195,333	0.1%
Coal	193,880	0.1%
Pharmaceuticals	188,125	0.1%
Gas	121,130	0.1%
Water	117,750	0.1%
Short-Term Investments and Other Assets—Net	13,422,943	8.3%
	$162,089,332	100.0%

*Foreign Governments do not constitute an industry.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

Derivative Instruments

Futures contracts ("futures")

At October 31, 2019, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2019	44	Korea Bond, 3 year	$4,164,958	$(26,554)
12/2019	12	U.S. Treasury Note, 10 Year	1,563,563	(20,683)
12/2019	5	U.S. Treasury Ultra Long Bond	948,750	(44,570)
Total Long Positions			$6,677,271	$(91,807)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2019	44	Euro-Bund	$(8,428,810)	$196,269
12/2019	3	Euro-Buxl Bond, 30 Year	(702,505)	45,370
12/2019	8	Korea Bond, 10 year	(892,449)	19,019
12/2019	20	U.S. Treasury Long Bond	(3,227,500)	56,269
12/2019	18	U.S. Treasury Note, 10 Year	(2,345,344)	(3,942)
Total Short Positions			$(15,596,608)	$312,985
Total Futures				$221,178

At October 31, 2019, the Fund had $136,568 deposited in a segregated account to cover margin requirements on open futures.

For the year ended October 31, 2019, the average notional value of futures for the Fund was $8,644,038 for long positions and $(13,143,110) for short positions.

Forward foreign currency contracts ("forward contracts")

At October 31, 2019, open forward contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
9,086,274	ARS	152,191	USD	GSI	11/1/2019	$335
4,783,943	BRL	1,154,254	USD	SCB	11/4/2019	38,602
554,556	BRL	132,806	USD	CITI	11/4/2019	5,472
3,300,000	BRL	790,609	USD	GSI	11/4/2019	32,232
1,171,567	BRL	284,444	USD	GSI	11/4/2019	7,681
2,955,782	BRL	708,918	USD	JPM	11/4/2019	28,093
2,000,000	BRL	486,431	USD	JPM	11/4/2019	12,260
1,637,433	BRL	401,676	USD	JPM	11/4/2019	6,610
11,454,805	BRL	2,808,927	USD	SCB	12/11/2019	40,883

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
5,532,214	BRL	1,327,976	USD	GSI	12/18/2019	$47,908
4,453,616	BRL	1,079,795	USD	CITI	12/20/2019	27,731
2,446,727	BRL	596,704	USD	CITI	12/20/2019	11,748
4,441,666	BRL	1,069,572	USD	MS	1/15/2020	33,531
1,194,761	USD	4,783,943	BRL	SCB	11/4/2019	1,907
138,497	USD	554,556	BRL	CITI	11/4/2019	221
824,155	USD	3,300,000	BRL	GSI	11/4/2019	1,315
292,592	USD	1,171,567	BRL	GSI	11/4/2019	467
738,189	USD	2,955,782	BRL	JPM	11/4/2019	1,178
499,488	USD	2,000,000	BRL	JPM	11/4/2019	797
408,939	USD	1,637,433	BRL	JPM	11/4/2019	653
3,108,466	USD	12,376,047	BRL	MS	11/4/2019	22,555
101,687	USD	72,663,575	CLP	JPM	12/18/2019	3,599
742,994	USD	534,063,794	CLP	CITI	12/18/2019	22,067
369,400	USD	264,157,681	CLP	CITI	12/18/2019	12,816
2,250,966,829	COP	654,351	USD	JPM	12/17/2019	10,605
2,342,498,559	COP	690,188	USD	JPM	12/17/2019	1,807
1,124,818,127	COP	330,732	USD	JPM	12/17/2019	1,550
1,634,920,579	COP	481,851	USD	JPM	12/17/2019	1,119
252,152	USD	850,243,617	COP	CITI	12/17/2019	982
243,753	USD	821,838,849	COP	JPM	12/17/2019	975
319,945	EUR	349,841	USD	SSB	11/5/2019	7,017
900,000	EUR	989,967	USD	JPM	11/5/2019	13,868
200,000	EUR	219,872	USD	HSBC	11/5/2019	3,202
319,180	EUR	348,319	USD	CITI	11/5/2019	7,685
400,745	EUR	443,297	USD	SCB	11/5/2019	3,683
332,254	EUR	369,864	USD	HSBC	11/5/2019	723
318,793	EUR	351,794	USD	JPM	11/5/2019	3,779
318,794	EUR	351,108	USD	SCB	11/5/2019	4,466
270,501	EUR	300,059	USD	SCB	11/5/2019	1,650
70,923	EUR	77,754	USD	SCB	11/5/2019	1,352
3,325,911	EUR	3,660,909	USD	SSB	11/5/2019	48,719
494,125	EUR	546,391	USD	CITI	12/4/2019	5,773
480,000	EUR	529,972	USD	CITI	12/4/2019	6,409
989,545	EUR	1,101,605	USD	SCB	12/4/2019	4,172
165,216	EUR	706,687	PLN	JPM	1/14/2020	134
222,483	USD	199,280	EUR	HSBC	11/5/2019	212
221,241,652	HUF	666,158	EUR	GSI	12/18/2019	7,492
300,000,000	HUF	897,989	EUR	GSI	1/8/2020	15,893
13,009,514,548	IDR	917,455	USD	GSI	11/20/2019	4,568
8,419,508,800	IDR	594,095	USD	SCB	11/20/2019	2,621
2,735,050,623	IDR	192,122	USD	SCB	11/26/2019	1,609
3,308,493,000	IDR	232,208	USD	JPM	11/26/2019	2,142
1,430,833,300	IDR	100,423	USD	JPM	11/26/2019	926
2,702,691	ILS	766,721	USD	CITI	12/10/2019	1,491
53,313,530	INR	740,311	USD	SCB	1/17/2020	3,366

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
813,160,820	KRW	687,314	USD	GSI	11/18/2019	$7,666
1,294,033,373	KRW	1,097,662	USD	JPM	12/20/2019	9,076
602,065,433	KRW	506,546	USD	CITI	12/20/2019	8,378
260,000,000	KZT	661,578	USD	GSI	12/6/2019	1,955
8,500,000	MXN	427,784	USD	GSI	11/1/2019	14,085
4,350,000	MXN	221,471	USD	SSB	11/1/2019	4,662
3,905,238	MXN	198,665	USD	CITI	11/1/2019	4,347
5,000,000	MXN	255,897	USD	CITI	11/1/2019	4,025
3,818,453	MXN	194,817	USD	CITI	11/1/2019	3,684
86,840,076	MXN	4,442,048	USD	GSI	11/1/2019	72,291
10,400,000	MXN	514,667	USD	GSI	11/1/2019	25,972
4,337,395	MXN	222,213	USD	GSI	11/1/2019	3,264
4,303,981	MXN	222,358	USD	SSB	11/1/2019	1,383
21,452,704	MXN	1,099,615	USD	CITI	12/20/2019	7,814
11,749,102	MXN	598,153	USD	CITI	12/20/2019	8,358
858,663	USD	16,486,097	MXN	SSB	11/1/2019	1,641
207,777	USD	4,039,978	MXN	CITI	2/5/2020	660
722,862	MYR	172,797	USD	SCB	11/27/2019	705
307,799	MYR	73,487	USD	SCB	11/27/2019	392
758,667	MYR	180,937	USD	SCB	12/9/2019	1,131
1,161,587	PEN	343,502	USD	CITI	12/18/2019	3,330
1,061,634	PEN	315,822	USD	CITI	12/18/2019	1,166
1,126,860	PEN	336,376	USD	GSI	12/18/2019	87
564,845	USD	1,874,155	PEN	CITI	12/18/2019	5,250
7,184,889	PHP	140,695	USD	SCB	11/4/2019	893
40,049,961	PHP	777,066	USD	CITI	11/4/2019	12,174
47,234,850	PHP	930,186	USD	CITI	11/4/2019	642
2,204,947	PHP	42,070	USD	GSI	11/5/2019	1,381
1,781,910	PHP	33,999	USD	GSI	11/5/2019	1,116
84,507,648	PHP	1,616,819	USD	SSB	11/5/2019	48,521
3,797,409	PHP	74,122	USD	SCB	1/30/2020	424
1,000,000	PLN	230,539	EUR	MS	11/7/2019	4,568
2,100,000	PLN	482,255	EUR	CITI	11/7/2019	11,686
1,109,483	PLN	257,547	EUR	CITI	11/7/2019	3,096
3,647,322	PLN	831,783	EUR	GSI	11/7/2019	26,776
16,960,813	PLN	3,929,662	EUR	JPM	11/7/2019	55,689
1,300,000	PLN	295,339	EUR	SSB	11/7/2019	10,804
5,613,733	PLN	1,443,098	USD	CITI	12/16/2019	26,645
7,321,122	RON	1,532,965	EUR	GSI	12/17/2019	1,867
673,233	RON	140,737	EUR	JPM	12/17/2019	429
431,108	RON	89,447	EUR	JPM	4/2/2020	41
1,851,186	RUB	28,552	USD	GSI	12/4/2019	195
92,315,760	RUB	1,374,385	USD	SCB	12/4/2019	59,188
28,759,069	RUB	425,417	USD	SCB	12/4/2019	21,183
4,731,867	RUB	72,944	USD	SCB	12/4/2019	537
56,805,512	RUB	847,663	USD	GSI	12/4/2019	34,471

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
22,689,435	RUB	335,469	USD	JPM	12/4/2019	$16,876
1,009,714	SGD	732,643	USD	SCB	11/4/2019	9,548
1,017,807	SGD	742,735	USD	CITI	11/12/2019	5,449
23,852,953	THB	780,529	USD	GSI	11/4/2019	9,435
3,749,639	THB	122,580	USD	GSI	11/4/2019	1,601
9,197,655	THB	301,988	USD	SCB	12/16/2019	2,749
3,544,963	THB	117,312	USD	JPM	12/16/2019	140
1,022,786	TRY	169,264	USD	JPM	12/9/2019	7,847
694,519	TRY	117,065	USD	MS	12/9/2019	3,202
3,000,000	TRY	510,318	USD	MS	12/18/2019	7,979
355,259	USD	5,342,897	ZAR	JPM	11/6/2019	1,766
398,955	USD	5,819,377	ZAR	CITI	11/6/2019	13,937
775,859	USD	11,512,209	ZAR	GSI	11/6/2019	14,195
370,054	USD	5,446,511	ZAR	JPM	11/6/2019	9,705
656,649	USD	9,869,530	ZAR	JPM	11/6/2019	3,667
459,848	USD	6,686,798	ZAR	MS	11/6/2019	17,440
112,778	USD	1,647,321	ZAR	SSB	11/6/2019	3,788
3,500,000	ZAR	230,908	USD	SSB	11/6/2019	657
3,147,864	ZAR	205,667	USD	CITI	11/6/2019	2,600
2,168,486	ZAR	142,376	USD	GSI	11/6/2019	1,094
34,667,131	ZAR	2,248,923	USD	SCB	11/6/2019	44,703
Total unrealized appreciation						$1,222,677
136,226	USD	9,086,274	ARS	GSI	11/1/2019	(16,298)
1,559,530	BRL	389,483	USD	CITI	11/4/2019	(622)
2,467,704	BRL	616,294	USD	GSI	11/4/2019	(983)
12,376,047	BRL	3,090,844	USD	MS	11/4/2019	(4,932)
12,376,047	BRL	3,095,947	USD	MS	1/22/2020	(23,508)
383,554	USD	1,559,530	BRL	CITI	11/4/2019	(5,308)
590,911	USD	2,467,704	BRL	GSI	11/4/2019	(24,400)
277,455	USD	1,135,764	BRL	GSI	12/18/2019	(5,014)
277,620	USD	1,150,150	BRL	GSI	12/18/2019	(8,427)
312,533	USD	1,260,600	BRL	SSB	1/22/2020	(421)
390,722,435	CLP	537,149	USD	SCB	12/18/2019	(9,717)
218,233,302	CLP	302,346	USD	CITI	12/18/2019	(7,755)
248,388,782	CLP	344,410	USD	CITI	12/18/2019	(9,113)
256,352,528	CLP	356,045	USD	CITI	12/18/2019	(9,998)
695,089,657	CLP	980,173	USD	CITI	12/18/2019	(41,879)
1,518,351	USD	10,743,760	CNH	SCB	1/31/2020	(2,298)
150,765	USD	518,755,228	COP	CITI	12/17/2019	(2,480)
162,137	USD	566,205,637	COP	CITI	12/17/2019	(5,125)
390,165	USD	1,322,660,530	COP	CITI	12/17/2019	(561)
354,239	USD	6,100,000	EGP	CITI	3/23/2020	(10,240)
93,604	EUR	2,424,685	CZK	JPM	12/17/2019	(1,323)
76,393	EUR	1,973,698	CZK	HSBC	12/17/2019	(854)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
533,101	EUR	13,863,322	CZK	JPM	12/17/2019	$(9,896)
59,379	EUR	19,928,435	HUF	GSI	12/18/2019	(1,375)
118,693	EUR	39,591,541	HUF	GSI	12/18/2019	(1,919)
669,940	EUR	223,148,944	HUF	HSBC	12/18/2019	(9,750)
83,270	EUR	27,683,668	HUF	CITI	12/18/2019	(1,033)
673,603	EUR	221,696,079	HUF	HSBC	12/18/2019	(708)
669,925	EUR	223,211,553	HUF	GSI	1/8/2020	(9,823)
117,761	EUR	514,679	PLN	SSB	11/7/2019	(3,346)
184,871	EUR	801,743	PLN	SSB	11/7/2019	(3,619)
584,806	EUR	2,563,486	PLN	SCB	11/7/2019	(18,601)
81,038	EUR	355,741	PLN	JPM	11/7/2019	(2,712)
139,917	EUR	608,643	PLN	CITI	11/7/2019	(3,226)
899,333	EUR	3,880,418	PLN	CITI	11/7/2019	(12,433)
449,725	EUR	1,978,614	PLN	CITI	11/7/2019	(16,202)
896,917	EUR	3,880,421	PLN	GSI	11/7/2019	(15,129)
739,990	EUR	3,215,283	PLN	GSI	11/7/2019	(16,092)
209,567	EUR	1,000,000	RON	SCB	12/17/2019	(57)
709,220	EUR	3,409,410	RON	JPM	2/3/2020	(2,607)
709,718	EUR	3,427,485	RON	GSI	4/2/2020	(1,922)
226,919	USD	206,583	EUR	GSI	11/5/2019	(3,498)
3,585,710	USD	3,280,000	EUR	GSI	11/5/2019	(72,710)
148,393	USD	134,886	EUR	JPM	11/5/2019	(2,055)
220,689	USD	200,550	EUR	JPM	11/5/2019	(2,999)
232,335	USD	211,677	EUR	JPM	11/5/2019	(3,764)
590,812	USD	535,026	EUR	JPM	11/5/2019	(5,942)
739,905	USD	669,325	EUR	JPM	11/5/2019	(6,641)
92,375	USD	83,444	EUR	HSBC	11/5/2019	(696)
148,679	USD	134,996	EUR	MS	11/5/2019	(1,892)
295,199	USD	267,021	EUR	MS	11/5/2019	(2,628)
303,228	USD	274,799	EUR	MS	11/5/2019	(3,275)
73,689	USD	66,789	EUR	SCB	11/5/2019	(806)
376,229	USD	342,514	EUR	SCB	11/5/2019	(5,801)
336,712	USD	302,990	EUR	HSBC	11/5/2019	(1,234)
337,165	USD	303,509	EUR	JPM	11/5/2019	(1,360)
299,298	USD	269,767	EUR	JPM	11/5/2019	(1,592)
299,195	USD	269,768	EUR	JPM	11/5/2019	(1,697)
310,560	USD	283,237	EUR	JPM	11/5/2019	(5,355)
318,034	USD	286,649	EUR	SCB	11/5/2019	(1,686)
410,718	USD	370,004	EUR	JPM	12/4/2019	(2,746)
285,485	USD	260,000	EUR	JPM	12/4/2019	(5,054)
4,589,050	USD	4,166,041	EUR	SSB	12/4/2019	(66,333)
22,068	USD	313,314,820	IDR	JPM	11/26/2019	(125)
293,979	USD	4,198,018,130	IDR	JPM	11/26/2019	(3,378)
206,487	USD	2,933,002,607	IDR	CITI	11/26/2019	(1,266)
1,486,623	USD	21,115,993,297	IDR	JPM	11/26/2019	(9,081)
1,290,084	ILS	368,838	USD	CITI	12/10/2019	(2,145)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
1,279,085	ILS	366,395	USD	CITI	12/10/2019	$(2,828)
748,834	USD	81,455,769	JPY	JPM	11/29/2019	(6,492)
739,546	USD	869,114,612	KRW	GSI	11/18/2019	(3,255)
227,031	USD	90,074,350	KZT	GSI	12/6/2019	(2,844)
16,486,097	MXN	846,150	USD	SSB	2/5/2020	(962)
159,335	USD	3,161,876	MXN	SSB	11/1/2019	(5,034)
215,667	USD	4,246,175	MXN	SSB	11/1/2019	(5,068)
373,972	USD	7,250,000	MXN	CITI	11/1/2019	(2,915)
175,180	USD	3,438,442	MXN	CITI	11/1/2019	(3,566)
480,902	USD	9,476,826	MXN	CITI	11/1/2019	(11,746)
646,667	USD	12,863,410	MXN	CITI	11/1/2019	(22,031)
162,102	USD	3,216,939	MXN	GSI	11/1/2019	(5,129)
724,907	USD	14,308,830	MXN	GSI	11/1/2019	(18,931)
632,452	USD	12,615,853	MXN	JPM	11/1/2019	(23,377)
661,589	USD	12,879,500	MXN	SSB	11/1/2019	(7,945)
249,627	USD	4,962,322	MXN	SSB	11/1/2019	(8,337)
574,189	USD	11,488,818	MXN	SSB	11/1/2019	(23,052)
745,205	USD	15,060,054	MXN	SSB	11/1/2019	(37,685)
147,527	USD	616,912	MYR	SCB	11/27/2019	(546)
186,792	USD	784,338	MYR	SCB	11/27/2019	(1,466)
2,298,087	USD	9,692,643	MYR	SCB	11/27/2019	(28,356)
263,411	USD	1,105,010	MYR	SCB	12/9/2019	(1,772)
1,072,236	USD	4,506,717	MYR	SCB	12/9/2019	(9,299)
469,789	PEN	140,584	USD	CITI	12/18/2019	(312)
839,210	PEN	251,939	USD	JPM	12/18/2019	(1,364)
155,671	USD	526,770	PEN	GSI	12/18/2019	(1,614)
355,347	USD	1,209,422	PEN	GSI	12/18/2019	(5,768)
200,349	USD	680,406	PEN	MS	12/18/2019	(2,810)
141,491	USD	7,184,889	PHP	SCB	11/4/2019	(98)
910,762	USD	47,234,850	PHP	CITI	11/4/2019	(20,066)
788,696	USD	40,049,961	PHP	CITI	11/4/2019	(544)
74,369	USD	3,797,409	PHP	SCB	11/5/2019	(465)
1,622,954	USD	84,697,096	PHP	GSI	11/5/2019	(46,119)
48,033,859	RUB	751,468	USD	CITI	12/4/2019	(5,550)
45,337,858	RUB	707,741	USD	GSI	12/4/2019	(3,688)
47,582,401	RUB	743,243	USD	GSI	12/4/2019	(4,335)
48,065,110	RUB	752,900	USD	JPM	12/4/2019	(6,496)
774,481	USD	50,844,699	RUB	GSI	12/4/2019	(15,087)
776,111	USD	50,435,585	RUB	SCB	12/4/2019	(7,104)
160,518	USD	10,571,273	RUB	CITI	12/4/2019	(3,644)
791,742	USD	51,384,040	RUB	GSI	12/4/2019	(6,202)
733,110	USD	47,663,135	RUB	JPM	12/4/2019	(7,052)
728,176	USD	1,005,829	SGD	JPM	11/4/2019	(11,160)
732,808	USD	1,011,510	SGD	JPM	11/12/2019	(10,747)
791,109	USD	24,057,629	THB	SCB	11/4/2019	(5,633)
117,284	USD	3,544,963	THB	JPM	11/4/2019	(119)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
1,290,434	USD	7,459,999	TRY	JPM	11/6/2019	$(12,715)
387,758	USD	2,257,789	TRY	CITI	12/9/2019	(3,212)
217,132	USD	1,258,900	TRY	CITI	12/9/2019	(866)
309,025	USD	1,795,104	TRY	CITI	12/9/2019	(1,824)
205,747	USD	1,227,931	TRY	CITI	12/9/2019	(6,888)
179,211	USD	1,092,572	TRY	CITI	12/9/2019	(9,984)
292,461	USD	1,689,516	TRY	GSI	12/9/2019	(104)
111,535	USD	674,169	TRY	GSI	12/9/2019	(5,207)
1,721,485	USD	10,063,072	TRY	GSI	12/18/2019	(17,067)
7,676,855	UYU	205,318	USD	JPM	12/12/2019	(8,715)
184,693	USD	2,813,061	ZAR	SSB	11/6/2019	(1,423)
211,827	USD	3,233,612	ZAR	JPM	11/6/2019	(2,114)
91,109	USD	1,407,156	ZAR	CITI	11/6/2019	(1,990)
10,294,991	ZAR	691,517	USD	SCB	11/6/2019	(10,386)
9,124,915	ZAR	609,913	USD	CITI	12/20/2019	(9,740)
16,356,350	ZAR	1,104,953	USD	SCB	12/20/2019	(29,146)
3,984,283	ZAR	261,242	USD	CITI	2/6/2020	(855)
9,869,530	ZAR	648,642	USD	JPM	2/6/2020	(3,634)
Total unrealized depreciation						$(1,061,948)
Total net unrealized appreciation						$160,729

For the year ended October 31, 2019, the Fund's investments in forward contracts had an average notional value of $202,110,798.

Credit default swap contracts ("credit default swaps")

At October 31, 2019, the Fund had outstanding credit default swaps as follows:

Over-the-counter credit default swaps—Sell Protection

Counterparty	Reference Entity	Notional Amount		Financing Rate Received by the Fund	Payment Frequency	Maturity Date	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
JPM	Republic of Argentina, Senior Securities	USD	719,399	5.00%	3M	6/20/2023	$39,875	$(477,697)	$4,196	$(433,626)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

For the year ended October 31, 2019, the average notional value of credit default swaps for the Fund was $4,449,990 for buy protection and $559,372 for sell protection.

Cross currency swap contracts ("cross currency swaps")

At October 31, 2019, the Fund had outstanding cross currency swaps as follows:

Over-the-counter cross currency swaps

	Counterparty	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
	GSI	TRY	4,000,000	Receive	3M USD LIBOR	18.23%	3M/1Y	12/9/2024	$(181,765)	$—	$(181,765)
	JPM	TRY	5,200,000	Receive	3M USD LIBOR	12.90%	3M/1Y	10/7/2025	(55,196)	—	(55,196)
Total									$(236,961)	$—	$(236,961)

Interest rate swap contracts ("interest rate swaps")

At October 31, 2019, the Fund had outstanding interest rate swaps as follows:

Centrally cleared interest rate swaps

Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
CME	BRL	33,030,903	Receive	1D CETIP	7.45%	T/T	1/2/2020	$(35,556)	$(99,711)	$(135,267)
CME	BRL	8,248,167	Pay	1D CETIP	5.89%	T/T	1/3/2022	42,256	1,094	43,350
CME	BRL	3,601,775	Pay	1D CETIP	6.07%	T/T	1/3/2022	21,703	723	22,426
CME	BRL	3,015,415	Pay	1D CETIP	6.23%	T/T	1/3/2022	21,060	886	21,946
CME	BRL	5,079,021	Pay	1D CETIP	6.24%	T/T	1/3/2022	35,675	1,525	37,200
CME	BRL	5,584,084	Pay	1D CETIP	6.48%	T/T	1/2/2023	48,828	2,784	51,612
CME	BRL	588,077	Pay	1D CETIP	9.26%	T/T	1/2/2023	20,392	6,439	26,831
CME	BRL	1,568,375	Pay	1D CETIP	11.45%	T/T	1/2/2025	141,060	28,196	169,256
CME	BRL	1,836,954	Pay	1D CETIP	12.34%	T/T	1/2/2025	197,083	38,996	236,079
LCH	CNY	7,200,000	Pay	7D CNRR007	2.86%	3M/3M	7/3/2024	(10,696)	25	(10,671)
LCH	CNY	7,200,000	Pay	7D CNRR007	2.75%	3M/3M	7/5/2024	(15,854)	6	(15,848)
CME	COP	1,742,073,468	Receive	1D IBRCOL	5.81%	3M/3M	4/3/2029	(18,338)	(680)	(19,018)
CME	COP	1,300,000,000	Receive	1D IBRCOL	5.92%	3M/3M	5/15/2029	(16,576)	(1,469)	(18,045)
LCH	CZK	40,000,000	Pay	6M PRIBOR	2.07%	1Y/6M	9/30/2021	143	(155)	(12)
LCH	CZK	46,655,139	Pay	6M PRIBOR	2.10%	1Y/6M	9/30/2021	1,318	(127)	1,191
LCH	CZK	22,000,000	Pay	6M PRIBOR	2.10%	1Y/6M	10/3/2021	588	(75)	513
LCH	CZK	17,000,000	Receive	6M PRIBOR	1.58%	6M/1Y	1/11/2023	7,677	(4,424)	3,253
LCH	CZK	44,000,000	Receive	6M PRIBOR	1.70%	6M/1Y	6/18/2024	5,709	3,777	9,486
LCH	CZK	4,700,000	Receive	6M PRIBOR	1.64%	6M/1Y	6/21/2024	1,153	440	1,593
LCH	CZK	7,070,223	Receive	6M PRIBOR	1.68%	6M/1Y	7/17/2024	1,171	500	1,671

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
LCH	HUF	25,000,000	Pay	6M BUBOR	0.81%	1Y/6M	9/12/2024	$504	$64	$568
LCH	HUF	135,000,000	Pay	6M BUBOR	1.88%	1Y/6M	9/13/2029	888	—	888
CME	MXN	55,942,028	Receive	28D TIIE	8.09%	28D/28D	1/28/2021	(45,190)	—	(45,190)
CME	MXN	57,243,005	Receive	28D TIIE	8.15%	28D/28D	1/28/2021	(47,812)	—	(47,812)
CME	MXN	3,500,000	Pay	28D TIIE	7.71%	28D/28D	1/21/2022	5,029	(43)	4,986
CME	MXN	12,211,377	Pay	28D TIIE	6.75%	28D/28D	6/23/2022	6,431	(331)	6,100
CME	MXN	19,000,000	Pay	28D TIIE	7.35%	28D/28D	3/20/2024	40,680	(411)	40,269
CME	MXN	20,933,047	Pay	28D TIIE	6.75%	28D/28D	8/26/2024	20,523	(149)	20,374
CME	MXN	1,800,000	Pay	28D TIIE	7.72%	28D/28D	12/3/2026	7,031	(11)	7,020
CME	MXN	3,300,000	Pay	28D TIIE	8.16%	28D/28D	12/28/2026	17,350	13	17,363
CME	MXN	6,685,611	Pay	28D TIIE	7.51%	28D/28D	4/20/2027	22,223	(80)	22,143
CME	MXN	12,369,618	Receive	28D TIIE	6.94%	28D/28D	8/20/2029	(15,961)	75	(15,886)
CME	MXN	16,120,878	Receive	28D TIIE	6.92%	28D/28D	8/31/2029	(19,638)	529	(19,109)
CME	MXN	10,567,193	Receive	28D TIIE	6.82%	28D/28D	9/10/2029	(8,581)	197	(8,384)
LCH	PLN	2,655,221	Pay	6M WIBOR	2.21%	1Y/6M	11/16/2021	6,545	8,954	15,499
LCH	PLN	1,250,000	Pay	6M WIBOR	2.33%	1Y/6M	4/6/2022	4,639	3,922	8,561
LCH	PLN	8,300,000	Receive	6M WIBOR	1.99%	6M/1Y	3/25/2024	(22,826)	(20,296)	(43,122)
LCH	PLN	1,200,000	Pay	6M WIBOR	1.62%	1Y/6M	8/16/2029	(4,921)	(116)	(5,037)
LCH	ZAR	3,042,152	Receive	3M JIBAR	7.29%	3M/3M	1/7/2021	(1,364)	(71)	(1,435)
LCH	ZAR	23,000,000	Pay	3M JIBAR	8.49%	3M/3M	7/18/2029	(11,553)	—	(11,553)
Total								$402,793	$(29,004)	$373,789

Over-the-counter interest rate swaps

Counterparty	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
GSI	BRL	1,152,498	Pay	1D CETIP	9.73%	T/T	1/2/2020	$2,676	$21,071	$23,747
GSI	BRL	1,000,000	Pay	1D CETIP	11.99%	T/T	1/2/2023	86,524	31,264	117,788
JPM	BRL	1,984,200	Pay	1D CETIP	9.07%	T/T	1/2/2020	3,919	27,651	31,570
JPM	BRL	930,916	Pay	1D CETIP	9.61%	T/T	1/2/2020	2,111	16,068	18,179
JPM	BRL	1,063,932	Pay	1D CETIP	11.46%	T/T	1/2/2020	3,579	32,376	35,955
JPM	BRL	7,778,457	Pay	1D CETIP	8.87%	T/T	1/4/2021	112,536	102,097	214,633
JPM	BRL	2,071,383	Pay	1D CETIP	9.20%	T/T	1/4/2021	32,717	31,329	64,046
JPM	BRL	1,614,106	Pay	1D CETIP	9.28%	T/T	1/4/2021	25,854	25,047	50,901
JPM	BRL	489,151	Pay	1D CETIP	10.04%	T/T	1/4/2021	9,362	9,980	19,342
JPM	BRL	31,354	Pay	1D CETIP	10.23%	T/T	1/4/2021	627	683	1,310
JPM	CLP	231,188,535	Pay	1D CLICP	3.43%	6M/6M	5/10/2022	14,150	1,558	15,708
GSI	HUF	359,014,464	Receive	6M BUBOR	1.27%	6M/1Y	1/10/2022	(23,202)	(11,301)	(34,503)
GSI	HUF	500,000,000	Pay	6M BUBOR	0.84%	1Y/6M	9/21/2022	18,141	1,061	19,202
JPM	HUF	382,000,000	Receive	6M BUBOR	0.69%	6M/1Y	4/20/2020	(2,682)	(4,624)	(7,306)
JPM	HUF	128,246,450	Receive	6M BUBOR	1.38%	6M/1Y	6/17/2021	(7,359)	(1,787)	(9,146)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

Counterparty	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
JPM	HUF	45,000,000	Receive	6M BUBOR	1.30%	6M/1Y	4/6/2022	$(3,275)	$(1,100)	$(4,375)
GSI	MXN	9,000,000	Pay	28D TIIE	5.37%	28D/28D	3/17/2021	(7,966)	(68)	(8,034)
GSI	MXN	28,033,731	Pay	28D TIIE	5.90%	28D/28D	9/12/2022	(16,453)	(1,532)	(17,985)
GSI	MXN	10,713,184	Pay	28D TIIE	6.21%	28D/28D	12/8/2025	(5,355)	(305)	(5,660)
GSI	MXN	9,462,643	Pay	28D TIIE	6.17%	28D/28D	3/5/2026	(6,369)	(200)	(6,569)
GSI	MXN	5,000,000	Pay	28D TIIE	6.38%	28D/28D	9/16/2026	(956)	(105)	(1,061)
JPM	MXN	7,500,000	Pay	28D TIIE	6.13%	28D/28D	6/18/2026	(6,421)	(303)	(6,724)
GSI	RUB	337,196,904	Pay	3M MOSPRIME	9.01%	1Y/3M	2/21/2021	120,249	—	120,249
GSI	RUB	350,542,739	Pay	3M MOSPRIME	7.52%	1Y/3M	6/10/2021	49,336	—	49,336
GSI	RUB	223,218,139	Pay	3M MOSPRIME	8.11%	1Y/3M	3/23/2022	97,202	—	97,202
Total								$498,945	$278,860	$777,805

For the year ended October 31, 2019, the average notional value of cross currency swaps and interest rate swaps for the Fund was $32,771,200 when the Fund paid the fixed rate and $47,954,579 when the Fund received the fixed rate.

At October 31, 2019, the Fund received cash collateral of $270,000 from Goldman Sachs International to cover collateral requirements on over-the-counter derivatives.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2019:

Asset Valuation Inputs

	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds(a)	$—	$48,353,591	$—	$48,353,591
Foreign Government Securities(a)	—	100,312,798	—	100,312,798
Short-Term Investments	—	7,038,328	—	7,038,328
Total Investments	$—	$155,704,717	$—	$155,704,717

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2019:

Other Financial Instruments

	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$316,927	$—	$—	$316,927
Liabilities	(95,749)	—	—	(95,749)
Forward Contracts(a)
Assets	—	1,222,677	—	1,222,677
Liabilities	—	(1,061,948)	—	(1,061,948)
Swaps
Assets	—	1,649,346	—	1,649,346
Liabilities	—	(1,168,339)	—	(1,168,339)
Total	$221,178	$641,736	$—	$862,914

(a)  Futures and forward contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ October 31, 2019

NUMBER OF SHARES		VALUE
Common Stocks 0.6%
Business Equipment & Services 0.2%
21,820	Brock Holdings III, Inc.	$436,400	*(a)(b)(c)
Media 0.3%
81,399	Clear Channel Outdoor Holdings, Inc.	189,660	*
34,616	iHeartMedia, Inc.	496,393	*
		686,053
Media - Broadcast 0.1%
16,445	Cumulus Media, Inc., Class A	225,132	*
	Total Common Stocks (Cost $1,500,472)	1,347,585
PRINCIPAL AMOUNT
Loan Assignments(d) 89.9%
Aerospace & Defense 1.0%
$746,050	Atlantic Aviation FBO Inc., Term Loan B, (1M USD LIBOR + 3.75%), 5.54%, due 12/6/2025	748,848	(a)
270,000	MHI Holdings, LLC, Term Loan B, (1M USD LIBOR + 5.00%), 6.79%, due 9/21/2026	267,300	(a)
1,310,743	TransDigm, Inc., Term Loan F, (1M USD LIBOR + 2.50%), 4.29%, due 6/9/2023	1,304,019
		2,320,167
Air Transport 0.0%(e)
77	American Airlines, Inc., Term Loan B, (1M USD LIBOR + 1.75%), 3.55%, due 6/27/2025	76
Automotive 1.4%
597,139	Belron Finance US LLC, Term Loan B, (3M USD LIBOR + 2.25%), 4.46%, due 11/7/2024	596,393
1,190,000	Panther BF Aggregator 2 LP, Term Loan B, (1M USD LIBOR + 3.50%), 5.30%, due 4/30/2026	1,172,650
1,326,675	Wand NewCo 3, Inc., First Lien Term Loan, (1M USD LIBOR + 3.50%), 5.29%, due 2/5/2026	1,330,986
		3,100,029
Building & Development 4.1%
	Capital Automotive L.P.
300,385	First Lien Term Loan, (1M USD LIBOR + 2.50%), 4.29%, due 3/24/2024	299,956
739,911	Second Lien Term Loan, (1M USD LIBOR + 6.00%), 7.79%, due 3/24/2025	739,911
797,306	Core & Main LP, Term Loan B, (USD LIBOR + 2.75%), 4.81%, due 8/1/2024	778,370	(f)
726,523	CPG International Inc., Term Loan, (3M USD LIBOR + 3.75%), 5.93%, due 5/5/2024	714,717
1,542,904	DTZ U.S. Borrower LLC, Term Loan B, (1M USD LIBOR + 3.25%), 5.04%, due 8/21/2025	1,544,184
1,343,790	Forterra Finance, LLC, Term Loan B, (1M USD LIBOR + 3.00%), 4.79%, due 10/25/2023	1,265,689	(g)(h)
810,842	NCI Building Systems, Inc., Term Loan, (1M USD LIBOR + 3.75%), 5.66%, due 4/12/2025	783,136
642,692	Quikrete Holdings, Inc., First Lien Term Loan, (1M USD LIBOR + 2.75%), 4.54%, due 11/15/2023	639,678

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$895,816	Realogy Group LLC, Term Loan B, (1M USD LIBOR + 2.25%), 4.07%, due 2/8/2025	$847,666
1,658,812	Wilsonart LLC, Term Loan B, (3M USD LIBOR + 3.25%), 5.36%, due 12/19/2023	1,621,489
		9,234,796
Business Equipment & Services 11.3%
626,316	Advantage Sales & Marketing, Inc., Term Loan B2, (1M USD LIBOR + 3.25%), 5.04%, due 7/25/2021	578,334
602,232	AlixPartners, LLP, Term Loan B, (1M USD LIBOR + 2.75%), 4.54%, due 4/4/2024	601,226
354,185	BrightView Landscapes, LLC, First Lien Term Loan B, (USD LIBOR + 2.50%), 4.38%, due 8/15/2025	354,738	(f)
597,590	Carbonite, Inc, Term Loan B, (3M USD LIBOR + 3.75%), 5.68%, due 3/26/2026	595,947
920,375	Cast and Crew Payroll, LLC, First Lien Term Loan, (1M USD LIBOR + 4.00%), 5.79%, due 2/9/2026	924,213
977,713	Ceridian HCM Holding Inc., Term Loan B, (1M USD LIBOR + 3.00%), 4.80%, due 4/30/2025	978,935
956,560	Change Healthcare Holdings LLC, Term Loan B, (1M USD LIBOR + 2.50%), 4.29%, due 3/1/2024	950,361
455,000	Clear Channel Outdoor Holdings, Inc., Term Loan B, (1M USD LIBOR + 3.50%), 5.29%, due 8/21/2026	455,733
601,975	ConvergeOne Holdings, Inc., Term Loan, (1M USD LIBOR + 5.00%), 6.79%, due 1/4/2026	534,506
1,120,000	Cortes NP Acquisition Corporation, Term Loan B, (3M USD LIBOR + 4.00%), 5.93%, due 11/30/2023	1,052,520
699,810	Cypress Intermediate Holdings III, Inc., First Lien Term Loan, (1M USD LIBOR + 2.75%), 4.54%, due 4/29/2024	687,185
1,319,900	Deerfield Dakota Holding, LLC, Term Loan B, (1M USD LIBOR + 3.25%), 5.04%, due 2/13/2025	1,271,116
	DiscoverOrg, LLC
626,850	First Lien Term Loan, (1M USD LIBOR + 4.50%), 6.29%, due 2/2/2026	616,664
95,000	Second Lien Term Loan, (1M USD LIBOR + 8.50%), 10.53%, due 2/1/2027	94,050
1,255,767	EIG Investors Corp., First Lien Term Loan, (3M USD LIBOR + 3.75%), 5.88%, due 2/9/2023	1,191,408
620,313	Financial & Risk US Holdings, Inc., Term Loan, (1M USD LIBOR + 3.75%), 5.54%, due 10/1/2025	623,259
379,038	Flexera Software LLC, First Lien Term Loan, (1M USD LIBOR + 3.50%), 5.29%, due 2/26/2025	379,106
1,740,000	Garda World Security Corporation, First Lien Term Loan B, (USD LIBOR + 4.75%), due 10/17/2026	1,729,125	(g)(h)
444,974	Iron Mountain, Inc., Term Loan B, (1M USD LIBOR + 1.75%), 3.54%, due 1/2/2026	438,113
	Kronos Incorporated
1,439,306	Term Loan B, (3M USD LIBOR + 3.00%), 5.25%, due 11/1/2023	1,435,578
230,000	Second Lien Term Loan, (3M USD LIBOR + 8.25%), 10.50%, due 11/1/2024	230,904
840,732	Learning Care Group, Inc., First Lien Term Loan, (USD LIBOR + 3.25%), 5.34%, due 3/13/2025	826,280	(f)
1,301,839	MX Holdings US, Inc., Term Loan B1C, (1M USD LIBOR + 3.00%), 4.80%, due 7/31/2025	1,305,914
1,450,000	Prime Security Services Borrower, LLC, Term Loan B1, (1M USD LIBOR + 3.25%), 5.25%, due 9/23/2026	1,398,728
581,772	ServiceMaster Company, Term Loan B, (1M USD LIBOR + 2.50%), 4.29%, due 11/8/2023	580,801
948,058	Solera, LLC, Term Loan B, (1M USD LIBOR + 2.75%), 4.54%, due 3/3/2023	938,748
373,548	Switch, Ltd., Term Loan B, (1M USD LIBOR + 2.25%), 4.05%, due 6/27/2024	374,482
1,245,668	Tempo Acquisition LLC, Term Loan, (1M USD LIBOR + 3.00%), 4.79%, due 5/1/2024	1,245,406
1,049,014	West Corporation, Term Loan, (USD LIBOR + 4.00%), 5.93%, due 10/10/2024	870,304	(f)
636,800	WEX Inc., Term Loan B3, (1M USD LIBOR + 2.25%), 4.04%, due 5/15/2026	638,736
1,694,874	William Morris Endeavor Entertainment, LLC, First Lien Term Loan, (USD LIBOR + 2.75%), 4.60%, due 5/18/2025	1,635,909	(f)
		25,538,329

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Cable & Satellite Television 4.0%
$363,476	Altice Financing SA, Term Loan B, (1M USD LIBOR + 2.75%), 4.66%, due 7/15/2025	$350,558
	Altice France S.A.
1,102,188	Term Loan B12, (1M USD LIBOR + 3.69%), 5.61%, due 1/31/2026	1,074,237
2,030,244	Term Loan B13, (1M USD LIBOR + 4.00%), 5.92%, due 8/14/2026	1,995,446
525,000	Charter Communications Operating, LLC, Term Loan B2, (USD LIBOR + 1.75%), due 2/1/2027	526,685	(g)(h)
728,175	CSC Holdings, LLC, Term Loan B5, (3M USD LIBOR + 2.50%), 4.33%, due 4/15/2027	726,871
369,632	Lions Gate Capital Holdings LLC, Term Loan B, (1M USD LIBOR + 2.25%), 4.04%, due 3/24/2025	357,619
1,672,367	Radiate Holdco, LLC, First Lien Term Loan, (1M USD LIBOR + 3.00%), 4.79%, due 2/1/2024	1,654,021
540,000	Telenet Financing USD LLC, Term Loan AN, (1M USD LIBOR + 2.25%), 4.17%, due 8/15/2026	539,023
785,000	Virgin Media Bristol LLC, Term Loan N, (3M USD LIBOR + 2.50%), 4.42%, due 1/31/2028	781,405
1,095,970	WideOpenWest Finance LLC, Term Loan B, (1M USD LIBOR + 3.25%), 5.05%, due 8/18/2023	1,050,422
		9,056,287
Chemicals & Plastics 2.9%
862,838	Charter NEX US, Inc., Term Loan, (1M USD LIBOR + 3.50%), 5.29%, due 5/16/2024	852,863
816,022	Diamond (BC) B.V., Term Loan, (USD LIBOR + 3.00%), 4.93%, due 9/6/2024	758,493	(f)
379,050	Hexion Inc, Term Loan, (3M USD LIBOR + 3.50%), 5.60%, due 7/1/2026	377,155
671,625	Messer Industries GmbH, Term Loan, (3M USD LIBOR + 2.50%), 4.60%, due 3/1/2026	665,480
713,213	Momentive Performance Materials Inc., Term Loan B, (1M USD LIBOR + 3.25%), 5.04%, due 5/15/2024	699,397
548,870	PQ Corporation, Term Loan B, (3M USD LIBOR + 2.50%), 4.43%, due 2/8/2025	548,030
	Solenis Holdings LLC
775,188	First Lien Term Loan, (3M USD LIBOR + 4.00%), 6.12%, due 6/26/2025	735,653
45,000	Second Lien Term Loan, (3M USD LIBOR + 8.50%), 10.62%, due 6/26/2026	41,625
1,299,337	Starfruit Finco B.V., Term Loan B, (1M USD LIBOR + 3.25%), 5.19%, due 10/1/2025	1,265,515
543,505	Univar Inc., Term Loan B, (1M USD LIBOR + 2.25%), 4.04%, due 7/1/2024	544,863
		6,489,074
Containers & Glass Products 3.3%
551,254	Albea Beauty Holdings S.A, Term Loan B2, (6M USD LIBOR + 3.00%), 5.52%, due 4/22/2024	528,746
1,184,601	Berlin Packaging LLC, First Lien Term Loan, (USD LIBOR + 3.00%), 5.00%, due 11/7/2025	1,149,063	(f)(g)(h)
	Berry Global, Inc.
650,000	Term Loan W, (USD LIBOR + 2.00%), due 10/1/2022	651,625	(g)(h)
185,000	Term Loan X, (USD LIBOR + 2.00%), due 1/19/2024	185,355	(g)(h)
1,333,791	BWAY Holding Company, Term Loan B, (3M USD LIBOR + 3.25%), 5.23%, due 4/3/2024	1,296,659
696,101	Consolidated Container Company LLC, First Lien Term Loan, (1M USD LIBOR + 2.75%), 4.54%, due 5/22/2024	683,627
1,202,611	Reynolds Group Holdings Inc., Term Loan, (1M USD LIBOR + 2.75%), 4.54%, due 2/5/2023	1,201,950
847,994	TricorBraun Holdings, Inc., First Lien Term Loan, (USD LIBOR + 2.75%), 5.86%, due 11/30/2023	826,794	(f)
1,008,158	Trident TPI Holdings, Inc., Term Loan B1, (1M USD LIBOR + 3.25%), 5.04%, due 10/17/2024	946,409
		7,470,228

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Cosmetics - Toiletries 0.7%
$280,000	Edgewell Personal Care Company, Term Loan B, (USD LIBOR + 3.00%), due 9/19/2026	$279,827	(g)(h)
1,315,000	Sunshine Luxembourg VII SARL, First Lien Term Loan, (2M USD LIBOR + 4.25%), 6.35%, due 10/1/2026	1,315,552
		1,595,379
Diversified Insurance 1.4%
1,323,342	Hub International Limited, Term Loan B, (USD LIBOR + 3.00%), 4.94%, due 4/25/2025	1,293,329	(f)
	Sedgwick Claims Management Services, Inc.
1,075,644	Term Loan B, (1M USD LIBOR + 3.25%), 5.04%, due 12/31/2025	1,042,535
753,113	Term Loan B, (1M USD LIBOR + 4.00%), 5.79%, due 9/3/2026	746,681
		3,082,545
Drugs 3.3%
732,696	Akorn, Inc., Term Loan B, (USD LIBOR + 0.75%), 8.81%, due 4/16/2021	676,645	(f)
1,211,732	Amneal Pharmaceuticals LLC, Term Loan B, (1M USD LIBOR + 3.50%), 5.31%, due 5/4/2025	922,734
1,270,684	Bausch Health Companies Inc., Term Loan B, (1M USD LIBOR + 3.00%), 4.92%, due 6/2/2025	1,274,788
1,655,536	Endo Luxembourg Finance Company I S.a.r.l., Term Loan B, (1M USD LIBOR + 4.25%), 6.06%, due 4/29/2024	1,519,782
1,428,126	Jaguar Holding Company II, Term Loan, (1M USD LIBOR + 2.50%), 4.29%, due 8/18/2022	1,424,555
	Mallinckrodt International Finance S.A.
785,498	Term Loan B, (3M USD LIBOR + 2.75%), 4.85%, due 9/24/2024	613,812
137,199	Term Loan B, (3M USD LIBOR + 3.00%), 5.18%, due 2/24/2025	106,587
868,568	Parexel International Corporation, Term Loan B, (1M USD LIBOR + 2.75%), 4.54%, due 9/27/2024	828,397
		7,367,300
Electronics - Electrical 8.9%
	Applied Systems, Inc.
1,195,600	First Lien Term Loan, (3M USD LIBOR + 3.00%), 5.10%, due 9/19/2024	1,187,697
500,000	Second Lien Term Loan, (3M USD LIBOR + 7.00%), 9.10%, due 9/19/2025	504,585
872,125	Barracuda Networks, Inc., First Lien Term Loan, (3M USD LIBOR + 3.25%), 5.40%, due 2/12/2025	867,494
1,115,000	CommScope, Inc., Term Loan B, (1M USD LIBOR + 3.25%), 5.04%, due 4/6/2026	1,092,354
375,000	Dell International LLC, Term Loan B, (1M USD LIBOR + 2.00%), 3.79%, due 9/19/2025	376,346
760,823	Dynatrace LLC, First Lien Term Loan, (1M USD LIBOR + 2.75%), 4.54%, due 8/22/2025	762,725
1,099,141	Epicor Software Corporation, First Lien Term Loan, (1M USD LIBOR + 3.25%), 5.04%, due 6/1/2022	1,095,019
490,000	Go Daddy Operating Company, LLC, Term Loan, (1M USD LIBOR + 1.75%), 3.54%, due 2/15/2024	490,279
	Hyland Software, Inc.
846,412	First Lien Term Loan, (1M USD LIBOR + 3.25%), 5.04%, due 7/1/2024	840,064
460,578	Second Lien Term Loan, (1M USD LIBOR + 7.00%), 8.79%, due 7/7/2025	461,154
905,809	Infor (US), Inc., Term Loan B6, (3M USD LIBOR + 2.75%), 4.85%, due 2/1/2022	905,809
575,594	Informatica LLC, Term Loan, (1M USD LIBOR + 3.25%), 5.04%, due 8/5/2022	576,417
554,000	Lumentum Holdings, First Lien Term Loan, (1M USD LIBOR + 2.50%), 4.29%, due 12/10/2025	554,000	(a)
	McAfee, LLC
1,430,383	Term Loan B, (1M USD LIBOR + 3.75%), 5.55%, due 9/30/2024	1,429,239
272,045	Second Lien Term Loan, (1M USD LIBOR + 8.50%), 10.30%, due 9/29/2025	272,998

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$200,000	ON Semiconductor Corporation, Term Loan B, (1M USD LIBOR + 2.00%), 3.79%, due 9/19/2026	$200,772
	Optiv Security, Inc.
901,817	First Lien Term Loan, (1M USD LIBOR + 3.25%), 5.04%, due 2/1/2024	726,414
425,000	Second Lien Term Loan, (1M USD LIBOR + 7.25%), 9.04%, due 2/1/2025	212,500
	Project Alpha Intermediate Holding, Inc.
457,659	Term Loan B, (3M USD LIBOR + 3.50%), 5.49%, due 4/26/2024	446,790
249,375	Term Loan B, (3M USD LIBOR + 4.25%), 6.24%, due 4/26/2024	248,597
2,117,466	Rackspace Hosting, Inc., First Lien Term Loan, (3M USD LIBOR + 3.00%), 5.29%, due 11/3/2023	1,879,907
356,237	Riverbed Technology, Inc., Term Loan, (1M USD LIBOR + 3.25%), 5.04%, due 4/24/2022	273,736
200,000	S2P Acquisition Borrower, Inc., Term Loan, (1M USD LIBOR + 4.00%), 5.79%, due 8/14/2026	199,166
568,575	Sirius Computer Solutions, Inc., Term Loan B, (3M USD LIBOR + 4.25%), 6.35%, due 7/1/2026	569,365
1,574,507	Sophia, L.P., Term Loan B, (3M USD LIBOR + 3.25%), 5.35%, due 9/30/2022	1,572,539
218,661	SS&C Technologies Holdings Europe S.A.R.L., Term Loan B4, (1M USD LIBOR + 2.25%), 4.04%, due 4/16/2025	219,026
	SS&C Technologies Inc.
334,970	Term Loan B3, (1M USD LIBOR + 2.25%), 4.04%, due 4/16/2025	335,530
582,040	Term Loan B5, (1M USD LIBOR + 2.25%), 4.04%, due 4/16/2025	583,425
670,000	Tibco Software Inc., Term Loan B, (1M USD LIBOR + 4.00%), 6.00%, due 6/30/2026	665,812
407,641	Vertafore, Inc., First Lien Term Loan, (1M USD LIBOR + 3.25%), 5.04%, due 7/2/2025	394,103
		19,943,862
Financial Intermediaries 2.1%
668,937	Citco Funding LLC, Term Loan, (1M USD LIBOR + 2.50%), 4.29%, due 9/28/2023	664,756	(a)
	Edelman Financial Center, LLC
1,052,771	First Lien Term Loan, (1M USD LIBOR + 3.25%), 5.10%, due 7/21/2025	1,042,907
240,000	Second Lien Term Loan, (1M USD LIBOR + 6.75%), 8.60%, due 7/20/2026	228,600	(a)
525,446	Grosvenor Capital Management Holdings, LLP, Term Loan B, (1M USD LIBOR + 2.75%), 4.54%, due 3/31/2025	524,952
525,681	Guggenheim Partners, LLC, Term Loan, (1M USD LIBOR + 2.75%), 4.54%, due 7/21/2023	518,453
611,149	LPL Holdings, Inc., First Lien Term Loan B, (1M USD LIBOR + 2.25%), 4.05%, due 9/23/2024	610,770
354,101	PI US MergerCo, Inc., First Lien Term Loan, (1M USD LIBOR + 3.25%), 5.04%, due 1/3/2025	351,622
729,623	Victory Capital Holdings, Inc., Term Loan B, (3M USD LIBOR + 3.25%), 5.35%, due 7/1/2026	731,812
		4,673,872
Food & Drug Retailers 0.4%
792,669	Albertsons, LLC, Term Loan B8, (1M USD LIBOR + 2.75%), 4.54%, due 8/17/2026	796,482
Food Products 0.7%
662,983	CHG PPC Parent LLC, Term Loan B, (1M USD LIBOR + 2.75%), 4.54%, due 3/31/2025	659,668	(a)
351,282	Del Monte Foods, Inc., First Lien Term Loan, (3M USD LIBOR + 3.25%), 5.39%, due 2/18/2021	302,103
579,990	Nomad Foods Europe Midco Limited, Term Loan B4, (1M USD LIBOR + 2.25%), 4.16%, due 5/15/2024	577,456
		1,539,227

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Food Service 0.7%
$710,862	1011778 B.C. Unlimited Liability Company, Term Loan B3, (1M USD LIBOR + 2.25%), 4.04%, due 2/16/2024	$711,395
798,000	Welbilt, Inc., Term Loan B, (1M USD LIBOR + 2.50%), 4.29%, due 10/23/2025	791,018
		1,502,413
Health Care 8.7%
	Acadia Healthcare Company, Inc.
483,759	Term Loan B3, (1M USD LIBOR + 2.50%), 4.29%, due 2/11/2022	484,136
609,810	Term Loan B4, (1M USD LIBOR + 2.50%), 4.29%, due 2/16/2023	610,286
288,550	Agiliti Health, Inc., Term Loan, (1M USD LIBOR + 3.00%), 5.06%, due 1/4/2026	287,468	(a)
1,671,600	Athenahealth, Inc., Term Loan B, (3M USD LIBOR + 4.50%), 6.68%, due 2/11/2026	1,656,455
905,450	Auris Luxembourg III S.a.r.l., Term Loan B2, (1M USD LIBOR + 3.75%), 5.54%, due 2/27/2026	887,568
674,862	Concentra Inc., First Lien Term Loan, (3M USD LIBOR + 2.50%), 4.54%, due 6/1/2022	674,579
530,000	DaVita, Inc., Term Loan B, (1M USD LIBOR + 2.25%), 4.04%, due 8/12/2026	531,182
835,000	Emerald TopCo Inc, Term Loan, (1M USD LIBOR + 3.50%), 5.29%, due 7/24/2026	821,223	(g)(h)
1,548,300	Envision Healthcare Corporation, First Lien Term Loan, (1M USD LIBOR + 3.75%), 5.54%, due 10/10/2025	1,247,589
628,413	Gentiva Health Services, Inc., First Lien Term Loan, (1M USD LIBOR + 3.75%), 5.56%, due 7/2/2025	626,842	(a)
384,023	Global Medical Response, Inc., Term Loan B1, (1M USD LIBOR + 3.25%), 5.10%, due 4/28/2022	344,061
970,000	HCA Inc., Term Loan B12, (1M USD LIBOR + 1.75%), 3.54%, due 3/13/2025	973,938
1,491,217	MPH Acquisition Holdings LLC, Term Loan B, (3M USD LIBOR + 2.75%), 4.85%, due 6/7/2023	1,395,138
340,000	Navicure, Inc., Term Loan B, (USD LIBOR + 4.00%), due 10/22/2026	338,725	(g)(h)
1,159,150	Ortho-Clinical Diagnostics SA, Term Loan B, (3M USD LIBOR + 3.25%), 5.31%, due 6/30/2025	1,106,026
	Pearl Intermediate Parent LLC
829,015	First Lien Term Loan, (1M USD LIBOR + 2.75%), 4.54%, due 2/14/2025	804,832
232,727	Second Lien Term Loan, (1M USD LIBOR + 6.25%), 8.04%, due 2/13/2026	226,909
942,137	Project Ruby Ultimate Parent Corp., Term Loan B, (1M USD LIBOR + 3.50%), 5.29%, due 2/9/2024	925,649
529,279	Select Medical Corporation, Term Loan B, (USD LIBOR + 2.50%), 4.58%, due 3/6/2025	525,971	(f)
	Sound Inpatient Physicians
819,625	First Lien Term Loan, (1M USD LIBOR + 2.75%), 4.54%, due 6/27/2025	816,043
215,000	Second Lien Term Loan, (1M USD LIBOR + 6.75%), 8.54%, due 6/26/2026	213,925
1,399,945	Team Health Holdings, Inc., First Lien Term Loan, (1M USD LIBOR + 2.75%), 4.54%, due 2/6/2024	1,074,458
	Tivity Health Inc.
297,000	Term Loan A, (1M USD LIBOR + 4.25%), 6.04%, due 3/8/2024	295,886
961,499	Term Loan B, (1M USD LIBOR + 5.25%), 7.04%, due 3/6/2026	961,499	(a)
1,666,668	Verscend Holding Corp., Term Loan B, (1M USD LIBOR + 4.50%), 6.29%, due 8/27/2025	1,666,668
		19,497,056
Industrial Equipment 2.5%
1,270,400	Brookfield WEC Holdings Inc., First Lien Term Loan, (1M USD LIBOR + 3.50%), 5.29%, due 8/1/2025	1,261,405
819,879	Circor International, Inc., First Lien Term Loan, (1M USD LIBOR + 3.50%), 5.42%, due 12/11/2024	811,885
603,488	Crosby US Acquisition Corp., Term Loan B, (3M USD LIBOR + 4.75%), 6.60%, due 6/26/2026	572,559

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$617,567	Filtration Group Corporation, First Lien Term Loan, (1M USD LIBOR + 3.00%), 4.79%, due 3/29/2025	$616,505
592,518	Gardner Denver, Inc., Term Loan B, (1M USD LIBOR + 2.75%), 4.54%, due 7/30/2024	593,383
559,221	Gates Global LLC, Term Loan B, (1M USD LIBOR + 2.75%), 4.54%, due 4/1/2024	547,013
675,000	Granite Holdings US Acquisition Co., Term Loan B, (USD LIBOR + 5.25%), due 9/25/2026	637,875	(a)(g)(h)
399,375	Hyster-Yale Group, Inc., Term Loan B, (1M USD LIBOR + 3.25%), 5.04%, due 5/30/2023	393,883
183,848	Sundyne US Purchaser, Inc., Term Loan, (1M USD LIBOR + 4.00%), 5.79%, due 5/15/2026	181,091	(a)
		5,615,599
Leisure Goods - Activities - Movies 4.2%
1,368,125	AMC Entertainment Holdings, Inc., Term Loan B, (6M USD LIBOR + 3.00%), 5.23%, due 4/22/2026	1,366,798
658,766	CityCenter Holdings, LLC, Term Loan B, (1M USD LIBOR + 2.25%), 4.04%, due 4/18/2024	658,561
907,351	Crown Finance US, Inc., Term Loan, (1M USD LIBOR + 2.25%), 4.04%, due 2/28/2025	894,467
1,065,000	Delta 2 (LUX) S.a.r.l., Term Loan, (1M USD LIBOR + 2.50%), 4.29%, due 2/1/2024	1,047,694
1,194,467	Emerald Expositions Holding, Inc., Term Loan B, (1M USD LIBOR + 2.75%), 4.54%, due 5/22/2024	1,128,772	(a)
785,000	Match Group Inc., Term Loan B, (3M USD LIBOR + 2.50%), 4.44%, due 11/16/2022	786,962	(a)
406,566	Merlin Entertainments PLC, Term Loan B, (USD LIBOR + 3.25%), due 10/17/2026	407,920	(g)(h)
555,000	NASCAR Holdings, Inc, Term Loan B, (1M USD LIBOR + 2.75%), 4.63%, due 10/19/2026	557,514
1,353,242	SeaWorld Parks & Entertainment, Inc., Term Loan B5, (1M USD LIBOR + 3.00%), 4.79%, due 3/31/2024	1,347,207
608,475	Twin River Worldwide Holdings, Inc., Term Loan B, (1M USD LIBOR + 2.75%), 4.79%, due 5/10/2026	608,475
550,000	WMG Acquisition Corp., Term Loan F, (1M USD LIBOR + 2.13%), 3.91%, due 11/1/2023	549,648
		9,354,018
Lodging & Casinos 3.4%
693,034	Alterra Mountain Company, Term Loan B1, (1M USD LIBOR + 3.00%), 4.79%, due 7/31/2024	693,609
610,441	Caesars Resort Collection, LLC, First Lien Term Loan B, (1M USD LIBOR + 2.75%), 4.54%, due 12/23/2024	600,967
971,085	Golden Entertainment, Inc., First Lien Term Loan, (1M USD LIBOR + 3.00%), 4.81%, due 10/21/2024	971,697
384,150	GVC Holdings PLC, Term Loan B2, (6M USD LIBOR + 2.25%), 4.45%, due 3/29/2024	383,912
1,417,908	Mohegan Tribal Gaming Authority, Term Loan B, (1M USD LIBOR + 4.00%), 5.79%, due 10/13/2023	1,309,353
565,745	PCI Gaming Authority, Term Loan, (1M USD LIBOR + 3.00%), 4.79%, due 5/29/2026	568,930
461,513	Penn National Gaming, Inc., First Lien Term Loan B, (1M USD LIBOR + 2.25%), 4.04%, due 10/15/2025	462,897
1,213,392	Scientific Games International, Inc., Term Loan B5, (1M USD LIBOR + 2.75%), 4.54%, due 8/14/2024	1,198,601
874,853	Stars Group Holdings B.V. (The), Term Loan, (3M USD LIBOR + 3.50%), 5.60%, due 7/10/2025	878,064
605,053	Station Casinos LLC, Term Loan B, (1M USD LIBOR + 2.50%), 4.29%, due 6/8/2023	605,307
		7,673,337
Nonferrous Metals - Minerals 0.4%
795,081	Covia Holdings Corporation, Term Loan, (3M USD LIBOR + 4.00%), 6.04%, due 6/1/2025	552,582
398,979	U.S. Silica Company, Term Loan B, (1M USD LIBOR + 4.00%), 5.81%, due 5/1/2025	329,014
		881,596

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Oil & Gas 5.2%
$1,316,700	BCP Raptor II, LLC, First Lien Term Loan, (1M USD LIBOR + 4.75%), 6.54%, due 11/3/2025	$1,153,758
1,617,864	BCP Raptor, LLC, Term Loan B, (1M USD LIBOR + 4.25%), 6.04%, due 6/24/2024	1,417,654
1,486,188	BCP Renaissance Parent LLC, Term Loan B, (2M USD LIBOR + 3.50%), 5.36%, due 10/31/2024	1,340,363
675,450	Brazos Delaware II, LLC, Term Loan B, (1M USD LIBOR + 4.00%), 5.85%, due 5/21/2025	577,510
630,000	Buckeye Partners, L.P., Term Loan B, (USD LIBOR + 2.75%), due 11/15/2026	632,760	(g)(h)
735,000	Gavilan Resources, LLC, Second Lien Term Loan, (1M USD LIBOR + 6.00%), 7.79%, due 3/1/2024	309,310
887,775	Lower Cadence Holdings LLC, Term Loan B, (1M USD LIBOR + 4.00%), 5.80%, due 5/22/2026	823,411
1,630,792	Lucid Energy Group II Borrower, LLC, First Lien Term Loan, (1M USD LIBOR + 3.00%), 4.79%, due 2/17/2025	1,426,943
1,358,303	Medallion Midland Acquisition, LLC, First Lien Term Loan, (1M USD LIBOR + 3.25%), 5.04%, due 10/30/2024	1,273,409
861,300	NorthRiver Midstream Finance LP, Term Loan B, (3M USD LIBOR + 3.25%), 5.35%, due 10/1/2025	846,537
824,352	Prairie ECI Acquiror LP, Term Loan B, (3M USD LIBOR + 4.75%), 6.85%, due 3/11/2026	802,366
1,287,000	Traverse Midstream Partners LLC, Term Loan, (1M USD LIBOR + 4.00%), 5.80%, due 9/27/2024	1,126,125
		11,730,146
Property & Casualty Insurance 1.4%
937,288	AssuredPartners, Inc., First Lien Term Loan, (1M USD LIBOR + 3.50%), 5.29%, due 10/22/2024	919,911
	Asurion LLC
1,539,722	Term Loan B7, (1M USD LIBOR + 3.00%), 4.79%, due 11/3/2024	1,540,692
705,000	Second Lien Term Loan, (1M USD LIBOR + 6.50%), 8.29%, due 8/4/2025	707,820
		3,168,423
Publishing 0.1%
269,875	Harland Clarke Holdings Corp., Term Loan B7, (3M USD LIBOR + 4.75%), 6.85%, due 11/3/2023	209,490
Radio & Television 2.1%
525,000	Cumulus Media New Holdings Inc., Term Loan B, (1M USD LIBOR + 3.75%), 5.54%, due 3/31/2026	527,079
910,000	Diamond Sports Group, LLC, Term Loan, (1M USD LIBOR + 3.25%), 5.08%, due 8/24/2026	913,412
1,279,138	iHeartCommunications, Inc., Term Loan, (1M USD LIBOR + 4.00%), 6.03%, due 5/1/2026	1,282,733
125,382	Mission Broadcasting, Inc., Term Loan B3, (1M USD LIBOR + 2.25%), 4.28%, due 1/17/2024	125,500
630,994	Nexstar Broadcasting, Inc., Term Loan B3, (1M USD LIBOR + 2.25%), 4.05%, due 1/17/2024	631,587
1,316,908	Univision Communications Inc., Term Loan C5, (1M USD LIBOR + 2.75%), 4.54%, due 3/15/2024	1,268,669	(a)
		4,748,980
Retailers (except food & drug) 3.2%
2,373,041	Bass Pro Group, LLC, Term Loan B, (1M USD LIBOR + 5.00%), 6.79%, due 9/25/2024	2,286,164
1,379,972	BJ's Wholesale Club, Inc., First Lien Term Loan, (1M USD LIBOR + 2.75%), 4.67%, due 2/3/2024	1,379,737
	EG America LLC
1,222,892	Term Loan, (3M USD LIBOR + 4.00%), 6.10%, due 2/7/2025	1,177,951
100,494	Second Lien Term Loan, (3M USD LIBOR + 8.00%), 10.10%, due 4/20/2026	94,590

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$630,400	EG Group Limited, Term Loan B, (3M USD LIBOR + 4.00%), 6.10%, due 2/7/2025	$607,233
1,684,304	Staples, Inc., Term Loan, (3M USD LIBOR + 5.00%), 7.12%, due 4/16/2026	1,658,551
		7,204,226
Steel 1.2%
1,295,666	Big River Steel LLC, Term Loan B, (3M USD LIBOR + 5.00%), 7.10%, due 8/23/2023	1,283,526
656,124	MRC Global (US) Inc., First Lien Term Loan B, (1M USD LIBOR + 3.00%), 4.79%, due 9/20/2024	646,283	(a)
916,258	TMS International Corp., Term Loan B2, (USD LIBOR + 2.75%), 4.62%, due 8/14/2024	868,154	(a)(f)
		2,797,963
Surface Transport 0.4%
924,844	Hertz Corporation, (The), Term Loan B, (1M USD LIBOR + 2.75%), 4.54%, due 6/30/2023	924,558
Telecommunications 6.5%
1,856,734	CenturyLink, Inc., Term Loan B, (1M USD LIBOR + 2.75%), 4.54%, due 1/31/2025	1,836,552
1,535,000	Connect Finco Sarl, Term Loan B, (USD LIBOR + 4.50%), due 9/23/2026	1,510,532	(g)(h)
721,671	Consolidated Communications, Inc., Term Loan B, (1M USD LIBOR + 3.00%), 4.79%, due 10/4/2023	668,224
1,281,251	Frontier Communications Corp., Term Loan B1, (1M USD LIBOR + 3.75%), 5.54%, due 6/15/2024	1,275,165
1,659,087	GTT Communications, Inc., Term Loan B, (1M USD LIBOR + 2.75%), 4.54%, due 5/31/2025	1,226,696
	Intelsat Jackson Holdings S.A.
2,070,000	Term Loan B3, (6M USD LIBOR + 3.75%), 5.68%, due 11/27/2023	2,066,129
145,000	Term Loan B4, (6M USD LIBOR + 4.50%), 6.43%, due 1/2/2024	146,450
240,000	Iridium Satellite LLC, Term Loan, (USD LIBOR + 3.75%), due 10/17/2026	241,275	(g)(h)
865,000	Level 3 Financing Inc., Term Loan B, (1M USD LIBOR + 2.25%), 4.04%, due 2/22/2024	865,649
1,212,632	MTN Infrastructure TopCo Inc, First Lien Term Loan B, (1M USD LIBOR + 3.00%), 4.79%, due 11/15/2024	1,196,964
2,212,274	Sprint Communications, Inc., Term Loan B, (1M USD LIBOR + 3.00%), 4.81%, due 2/2/2024	2,197,518
	Syniverse Holdings, Inc.
738,301	First Lien Term Loan, (3M USD LIBOR + 5.00%), 6.92%, due 3/9/2023	662,994
265,000	Second Lien Term Loan, (1M USD LIBOR + 9.00%), 10.92%, due 3/11/2024	200,340
600,501	Telesat Canada, Term Loan B4, (3M USD LIBOR + 2.50%), 4.61%, due 11/17/2023	600,051
		14,694,539
Utilities 4.4%
1,296,750	Blackstone CQP Holdco LP, Term Loan B, (3M USD LIBOR + 3.50%), 5.66%, due 9/30/2024	1,289,462
847,875	Calpine Corporation, Term Loan B9, (3M USD LIBOR + 2.75%), 4.86%, due 4/5/2026	848,197
473,059	Carroll County Energy, LLC, Term Loan B, (3M USD LIBOR + 3.50%), 5.60%, due 2/15/2026	473,849
767,889	Compass Power Generation LLC, Term Loan B, (1M USD LIBOR + 3.50%), 5.29%, due 12/20/2024	768,611
976,511	Eastern Power, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 5.54%, due 10/2/2023	973,464
1,178,706	Edgewater Generation, L.L.C., Term Loan, (1M USD LIBOR + 3.75%), 5.54%, due 12/13/2025	1,127,432	(g)(h)
1,006,792	Kestrel Acquisition, LLC, Term Loan B, (1M USD LIBOR + 4.25%), 6.04%, due 6/2/2025	926,248
	Lonestar II Generation Holdings LLC
289,453	Term Loan B, (1M USD LIBOR + 5.00%), 6.79%, due 4/20/2026	289,453	(a)
34,821	Term Loan C, (1M USD LIBOR + 5.00%), 6.79%, due 4/20/2026	34,821	(a)

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$1,261,463	Nautilus Power, LLC, Term Loan B, (1M USD LIBOR + 4.25%), 6.04%, due 5/16/2024 Revere Power, LLC	$1,239,388	(a)
82,450	Term Loan C, (3M USD LIBOR + 4.25%), 6.35%, due 3/29/2026	80,870
529,085	Term Loan B, (3M USD LIBOR + 4.25%), 6.35%, due 3/29/2026	518,943
985,000	Talen Energy Supply, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 5.69%, due 7/8/2026	972,688	(a)
355,000	West Deptford Energy Holdings, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 5.54%, due 7/29/2026	353,225	(a)
		9,896,651
	Total Loan Assignments (Cost $208,084,373)	202,106,648
Corporate Bonds 3.5%
Business Equipment & Services 0.2%
333,427	Brock Holdings Notes 2022, 15.00%, due 4/24/2022	333,427	(a)(b)(c)
Electric - Integrated 0.1%
325,000	Talen Energy Supply LLC, 6.63%, due 1/15/2028	313,625	(i)
Media Content 0.6%
510,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, due 8/15/2026	532,312	(i)
195,762	iHeartCommunications, Inc., 6.38%, due 5/1/2026	210,689
720,000	Univision Communications, Inc., 5.13%, due 2/15/2025	702,900	(i)
		1,445,901
Medical Products 0.2%
565,000	Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.63%, due 5/15/2022	545,931	(i)
Packaging 0.7%
1,190,000	Berry Global Escrow Corp., 4.88%, due 7/15/2026	1,250,987	(i)
305,000	Trivium Packaging Finance BV, 5.50%, due 8/15/2026	319,869	(i)
		1,570,856
Pharmaceuticals 0.3%
530,000	Bausch Health Cos., Inc., 5.75%, due 8/15/2027	575,547	(i)
Specialty Retail 0.2%
415,000	eG Global Finance PLC, 8.50%, due 10/30/2025	435,750	(i)
Support - Services 0.4%
121,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, due 5/15/2023	127,292	(i)
655,000	Staples, Inc., 7.50%, due 4/15/2026	682,838	(i)
		810,130

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Technology Hardware & Equipment 0.2%
	CommScope Finance LLC
$235,000	5.50%, due 3/1/2024	$238,172	(i)
175,000	6.00%, due 3/1/2026	179,813	(i)
		417,985
Telecom - Wireline Integrated & Services 0.6%
535,000	Altice Financing SA, 6.63%, due 2/15/2023	549,552	(i)
830,000	Altice France SA, 5.50%, due 1/15/2028	845,563	(i)
		1,395,115
	Total Corporate Bonds (Cost $7,605,455)	7,844,267
Asset-Backed Securities 2.7%
390,000	Apidos CLO, Ser. 2015-22A, Class D, (3M USD LIBOR + 6.00%), 7.97%, due 10/20/2027	361,333	(d)(i)
500,000	Ares XLIII CLO Ltd., Ser. 2017-43A, Class E, (3M USD LIBOR + 6.47%), 8.47%, due 10/15/2029	450,761	(d)(i)
400,000	BlueMountain CLO Ltd., Ser. 2018-2A, Class E, (3M USD LIBOR + 6.05%), 8.21%, due 8/15/2031	341,290	(d)(i)
	Magnetite CLO Ltd.
500,000	Ser. 2014-8A, Class ER2, (3M USD LIBOR + 5.65%), 7.65%, due 4/15/2031	457,904	(d)(i)
385,000	Ser. 2015-15A, Class ER, (3M USD LIBOR + 5.20%), 7.14%, due 7/25/2031	319,621	(d)(i)
700,000	Ser. 2015-12A, Class ER, (3M USD LIBOR + 5.68%), 7.68%, due 10/15/2031	622,886	(d)(i)
1,000,000	Palmer Square CLO Ltd., Ser. 2015-1A, Class DR2, (3M USD LIBOR + 6.25%), 8.40%, due 5/21/2029	921,738	(d)(i)
600,000	Parallel Ltd., Ser. 2018-1A, Class C, (3M USD LIBOR + 2.80%), 4.77%, due 4/20/2031	532,825	(d)(i)
1,250,000	TCI-Flatiron CLO Ltd., Ser. 2016-1A, Class ER, (3M USD LIBOR + 6.90%), 8.90%, due 7/17/2028	1,178,315	(d)(i)
1,000,000	TRESTLES CLO Ltd., Ser. 2017-1A, Class D, (3M USD LIBOR + 6.68%), 8.62%, due 7/25/2029	949,258	(d)(i)
	Total Asset-Backed Securities (Cost $6,651,666)	6,135,931
NUMBER OF SHARES
Short-Term Investments 6.0%
Investment Companies 6.0%
13,497,766	State Street Institutional U.S. Government Money Market Fund Premier Class, 1.75%(j) (Cost $13,497,766)	13,497,766	(k)
	Total Investments 102.7% (Cost $237,339,732)	230,932,197
	Liabilities Less Other Assets (2.7)%	(5,989,801	)(l)
	Net Assets 100.0%	$224,942,396

*  Non-income producing security.

(a)  Value determined using significant unobservable inputs.

(b)  Illiquid security.

(c)  Security fair valued as of October 31, 2019 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2019 amounted to $769,827, which represents 0.3% of net assets of the Fund.

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

(d)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2019 and changes periodically.

(e)  Represents less than 0.05% of net assets of the Fund.

(f)  The stated interest rate represents the weighted average interest rate at October 31, 2019 of the underlying contracts within the Loan Assignment. Interest rates on the underlying contracts are primarily determined by reference to the indicated base lending rate and spread, which are indicated in the security description, and the reset period, which is generally weekly, monthly or quarterly.

(g)  All or a portion of this security was purchased on a delayed delivery basis.

(h)  All or a portion of this security has not settled as of October 31, 2019 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(i)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2019, these securities amounted to $13,436,082, which represents 6.0% of net assets of the Fund. Securities denoted with (i) but without (b), if any, have been deemed by the investment manager to be liquid.

(j)  Represents 7-day effective yield as of October 31, 2019.

(k)  All or a portion of this security is segregated in connection with obligations for delayed delivery securities with a total value of $13,497,766.

(l)  As of October 31, 2019, the value of unfunded loan commitments was $53,612 of the Fund (see Note A of Notes to Financial Statements).

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2019:

Asset Valuation Inputs

	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks
Business Equipment & Services	$—	$—	$436,400	$436,400
Other Common Stocks(a)	911,185	—	—	911,185
Total Common Stocks	911,185	—	436,400	1,347,585
Loan Assignments
Aerospace & Defense	—	1,304,019	1,016,148	2,320,167
Electronics—Electrical	—	19,389,862	554,000	19,943,862
Financial Intermediaries	—	3,780,516	893,356	4,673,872
Food Products	—	879,559	659,668	1,539,227
Health Care	—	17,621,247	1,875,809	19,497,056
Industrial Equipment	—	4,796,633	818,966	5,615,599
Leisure Goods—Activities—Movies	—	7,438,284	1,915,734	9,354,018
Radio & Television	—	3,480,311	1,268,669	4,748,980

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

Asset Valuation Inputs

	Level 1	Level 2	Level 3(b)	Total
Steel	$—	$1,283,526	$1,514,437	$2,797,963
Utilities	—	7,007,076	2,889,575	9,896,651
Other Loan Assignments(a)	—	121,719,253	—	121,719,253
Total Loan Assignments	—	188,700,286	13,406,362	202,106,648
Corporate Bonds
Business Equipment & Services	—	—	333,427	333,427
Other Corporate Bonds(a)	—	7,510,840	—	7,510,840
Total Corporate Bonds	—	7,510,840	333,427	7,844,267
Asset-Backed Securities	—	6,135,931	—	6,135,931
Short-Term Investments	—	13,497,766	—	13,497,766
Total Investments	$911,185	$215,844,823	$14,176,189	$230,932,197

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2018	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2019	Net change in unrealized appreciation/ (depreciation) from investments still held at 10/31/2019
Investments in Securities:
Common Stocks(c)
Business Equipment & Services	$436	$—	$—	$—	$—	$—	$—	$—	$436	$—
Loan Assignments(d)
Aerospace & Defense	—	—	—	5	1,017	(6)	—	—	1,016	5
Building & Development	1,762	—	(3)	(2)	—	(658)	—	(1,099)	—	—
Business Equipment & Services	1,026	—	—	—	—	—	—	(1,026)	—	—
Chemicals & Plastics	149	—	(11)	—	—	(138)	—	—	—	—
Electronics Electrical	802	—	(2)	—	—	(246)	—	—	554	—

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

(000's omitted)	Beginning balance, as of 11/1/2018	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2019	Net change in unrealized appreciation/ (depreciation) from investments still held at 10/31/2019
Financial Intermediaries	$560	$—	$(28)	$(14)	$238	$(868)	$1,005	$—	$893	$(14)
Food Products	882	—	—	(1)	—	(221)	—	—	660	(1)
Food Service	1,137	—	—	—	—	—	—	(1,137)	—	—
Health Care	233	2	2	16	1,913	(57)	—	(233)	1,876	16
Industrial Equipment	1,000	—	(27)	(21)	1,331	(1,464)	—	—	819	(22)
Leisure Goods— Activities— Movies	789	1	(43)	(60)	546	(1,888)	2,571	—	1,916	(60)
Lodging & Casinos	2,074	—	(4)	(108)	—	(1,962)	—	—	—	—
Oil & Gas	1,310	—	—	—	—	—	—	(1,310)	—	—
Radio & Television	—	4	(109)	74	—	(1,808)	3,108	—	1,269	74
Retailers (except food & drug)	241	—	(12)	2	—	(231)	—	—	—	—
Steel	2,389	—	(6)	(58)	—	(811)	—	—	1,514	(58)
Utilities	652	3	(33)	(36)	2,657	(1,851)	1,498	—	2,890	(36)
Corporate Bonds(c)
Business Equipment & Services	288	—	—	—	355	(310)	—	—	333	—
Total	$15,730	$10	$(276)	$(203)	$8,057	$(12,519)	$8,182	$(4,805)	$14,176	$(96)

(c)  As of the year ended October 31, 2019, these investments were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

(d)  Securities categorized as Level 3 were valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ October 31, 2019

PRINCIPAL AMOUNT		VALUE
Loan Assignments(a) 4.8%
Building & Development 0.2%
$5,740,002	Forterra Finance, LLC, Term Loan B, (1M USD LIBOR + 3.00%), 4.79%, due 10/25/2023	$5,406,393	(b)(c)
Cable & Satellite Television 0.3%
7,897,731	Altice France S.A., Term Loan B13, (1M USD LIBOR + 4.00%), 5.92%, due 8/14/2026	7,762,364
Chemicals & Plastics 0.1%
2,118,590	Starfruit Finco B.V., Term Loan B, (1M USD LIBOR + 3.25%), 5.19%, due 10/1/2025	2,063,443
Containers & Glass Products 0.2%
559,677	Berlin Packaging LLC, First Lien Term Loan, (USD LIBOR + 3.00%), 5.00%, due 11/7/2025	542,886	(d)
3,971,034	BWAY Holding Company, Term Loan B, (3M USD LIBOR + 3.25%), 5.23%, due 4/3/2024	3,860,481
		4,403,367
Cosmetics - Toiletries 0.3%
7,205,000	Sunshine Luxembourg VII SARL, First Lien Term Loan, (2M USD LIBOR + 4.25%), 6.35%, due 10/1/2026	7,208,026	(b)(c)
Diversified Insurance 0.2%
	Sedgwick Claims Management Services, Inc.
3,850,900	Term Loan B, (1M USD LIBOR + 3.25%), 5.04%, due 12/31/2025	3,732,369
1,596,000	Term Loan B, (1M USD LIBOR + 4.00%), 5.79%, due 9/3/2026	1,582,370
		5,314,739
Health Care 0.8%
5,310,692	MPH Acquisition Holdings LLC, Term Loan B, (3M USD LIBOR + 2.75%), 4.85%, due 6/7/2023	4,968,525
6,512,994	Team Health Holdings, Inc., First Lien Term Loan, (1M USD LIBOR + 2.75%), 4.54%, due 2/6/2024	4,998,723
	Tivity Health Inc.
3,471,482	Term Loan A, (1M USD LIBOR + 4.25%), 6.04%, due 3/8/2024	3,458,464
4,518,569	Term Loan B, (1M USD LIBOR + 5.25%), 7.04%, due 3/6/2026	4,518,569	(e)
		17,944,281
Industrial Equipment 0.2%
4,360,000	Granite Holdings US Acquisition Co., Term Loan B, (USD LIBOR + 5.25%), due 9/25/2026	4,120,200	(b)(c)(e)
Leisure Goods - Activities - Movies 0.3%
7,624,624	SeaWorld Parks & Entertainment, Inc., Term Loan B5, (1M USD LIBOR + 3.00%), 4.79%, due 3/31/2024	7,590,618
Lodging & Casinos 0.2%
4,856,401	Mohegan Tribal Gaming Authority, Term Loan B, (1M USD LIBOR + 4.00%), 5.79%, due 10/13/2023	4,484,595

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Oil & Gas 0.3%
$3,887,929	BCP Raptor, LLC, Term Loan B, (1M USD LIBOR + 4.25%), 6.04%, due 6/24/2024	$3,406,797
3,895,132	Brazos Delaware II, LLC, Term Loan B, (1M USD LIBOR + 4.00%), 5.85%, due 5/21/2025	3,330,338
1,117,200	Lower Cadence Holdings LLC, Term Loan B, (1M USD LIBOR + 4.00%), 5.80%, due 5/22/2026	1,036,203
		7,773,338
Property & Casualty Insurance 0.3%
	Asurion LLC
845,566	Term Loan B6, (1M USD LIBOR + 3.00%), 4.79%, due 11/3/2023	846,471
2,622,253	Term Loan B7, (1M USD LIBOR + 3.00%), 4.79%, due 11/3/2024	2,623,905
2,084,044	Second Lien Term Loan, (1M USD LIBOR + 6.50%), 8.29%, due 8/4/2025	2,092,380
		5,562,756
Retailers (except food & drug) 0.8%
9,850,993	Bass Pro Group, LLC, Term Loan B, (1M USD LIBOR + 5.00%), 6.79%, due 9/25/2024	9,490,349
10,038,110	Staples, Inc., Term Loan, (3M USD LIBOR + 5.00%), 7.12%, due 4/16/2026	9,884,627
		19,374,976
Telecommunications 0.6%
8,154,145	Frontier Communications Corp., Term Loan B1, (1M USD LIBOR + 3.75%), 5.54%, due 6/15/2024	8,115,413
3,195,000	Intelsat Jackson Holdings S.A., Term Loan B3, (6M USD LIBOR + 3.75%), 5.68%, due 11/27/2023	3,189,025
3,191,960	Sprint Communications, Inc., Term Loan B, (1M USD LIBOR + 3.00%), 4.81%, due 2/2/2024	3,170,670
		14,475,108
	Total Loan Assignments (Cost $116,534,842)	113,484,204
Corporate Bonds 91.9%
Advertising 2.7%
	Clear Channel Worldwide Holdings, Inc.
5,418,000	9.25%, due 2/15/2024	5,959,800	(f)
10,377,000	5.13%, due 8/15/2027	10,801,730	(f)
	Lamar Media Corp.
2,375,000	5.00%, due 5/1/2023	2,418,047
780,000	5.75%, due 2/1/2026	825,825
7,405,000	Nielsen Co. Luxembourg S.a.r.l., 5.00%, due 2/1/2025	7,377,231	(f)
	Nielsen Finance LLC/Nielsen Finance Co.
6,755,000	4.50%, due 10/1/2020	6,767,666
11,485,000	5.00%, due 4/15/2022	11,542,655	(f)
	Outfront Media Capital LLC/Outfront Media Capital Corp.
2,150,000	5.63%, due 2/15/2024	2,206,437
5,860,000	5.88%, due 3/15/2025	6,050,450
8,243,000	5.00%, due 8/15/2027	8,634,790	(f)
		62,584,631

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Aerospace & Defense 2.1%
$3,715,000	BBA U.S. Holdings, Inc., 5.38%, due 5/1/2026	$3,882,175	(f)
4,800,000	TransDigm UK Holdings PLC, 6.88%, due 5/15/2026	5,124,000
	TransDigm, Inc.
14,390,000	6.25%, due 3/15/2026	15,415,287	(f)
5,595,000	6.38%, due 6/15/2026	5,853,769
10,055,000	7.50%, due 3/15/2027	10,859,400
7,850,000	5.50%, due 11/15/2027	7,824,017	(f)(g)
		48,958,648
Brokerage 0.7%
16,470,000	LPL Holdings, Inc., 5.75%, due 9/15/2025	17,087,625	(f)
Building & Construction 1.0%
1,585,000	Lennar Corp., 5.38%, due 10/1/2022	1,695,950
3,210,000	Shea Homes L.P./Shea Homes Funding Corp., 6.13%, due 4/1/2025	3,322,350	(f)
	Taylor Morrison Communities, Inc.
3,210,000	5.88%, due 6/15/2027	3,584,607	(f)
3,225,000	5.75%, due 1/15/2028	3,567,656	(f)
3,473,000	Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.63%, due 3/1/2024	3,746,499	(f)
	Toll Brothers Finance Corp.
2,535,000	4.88%, due 3/15/2027	2,753,644
4,585,000	4.35%, due 2/15/2028	4,766,967
		23,437,673
Building Materials 1.4%
9,415,000	Beacon Roofing Supply, Inc., 4.88%, due 11/1/2025	9,250,708	(f)
6,105,000	CD&R Waterworks Merger Sub LLC, 6.13%, due 8/15/2025	6,204,206	(f)
	Jeld-Wen, Inc.
1,675,000	4.63%, due 12/15/2025	1,658,250	(f)
7,330,000	4.88%, due 12/15/2027	7,183,400	(f)
	Masonite Int'l Corp.
3,535,000	5.75%, due 9/15/2026	3,751,519	(f)
4,110,000	5.38%, due 2/1/2028	4,346,325	(f)
		32,394,408
Cable & Satellite Television 6.7%
	CCO Holdings LLC/CCO Holdings Capital Corp.
3,810,000	5.25%, due 9/30/2022	3,862,387
5,660,000	5.13%, due 5/1/2023	5,794,425	(f)
3,205,000	5.88%, due 4/1/2024	3,341,213	(f)
11,045,000	5.75%, due 2/15/2026	11,663,520	(f)
22,955,000	5.00%, due 2/1/2028	24,016,669	(f)
2,565,000	4.75%, due 3/1/2030	2,613,094	(f)
	CSC Holdings LLC
4,450,000	5.38%, due 7/15/2023	4,561,161	(f)
7,395,000	7.75%, due 7/15/2025	7,931,137	(f)
4,995,000	6.63%, due 10/15/2025	5,319,675	(f)
6,623,000	10.88%, due 10/15/2025	7,473,791	(f)
3,250,000	5.50%, due 5/15/2026	3,424,688	(f)
11,465,000	5.50%, due 4/15/2027	12,153,015	(f)
7,830,000	7.50%, due 4/1/2028	8,808,750	(f)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$1,645,000	6.50%, due 2/1/2029	$1,842,400	(f)
9,145,000	5.75%, due 1/15/2030	9,625,112	(f)
	DISH DBS Corp.
2,245,000	6.75%, due 6/1/2021	2,362,863
11,225,000	5.88%, due 11/15/2024	11,253,062
4,230,000	Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, due 2/15/2025	4,272,300	(f)
9,400,000	Telenet Finance Luxembourg Notes S.a.r.l., 5.50%, due 3/1/2028	9,999,529	(f)
3,465,000	UPCB Finance IV Ltd., 5.38%, due 1/15/2025	3,573,281	(f)
3,860,000	Virgin Media Finance PLC, 6.00%, due 10/15/2024	3,980,625	(f)
8,550,000	Virgin Media Secured Finance PLC, 5.50%, due 8/15/2026	8,988,187	(f)
		156,860,884
Chemicals 2.1%
340,000	Alpha 3 BV/Alpha U.S. Bidco, Inc., 6.25%, due 2/1/2025	341,700	(f)
1,727,000	H.B. Fuller Co., 4.00%, due 2/15/2027	1,692,460
6,850,000	INEOS Group Holdings SA, 5.63%, due 8/1/2024	7,004,125	(f)
7,380,000	NOVA Chemicals Corp., 4.88%, due 6/1/2024	7,490,700	(f)
7,940,000	Olin Corp., 5.63%, due 8/1/2029	8,243,864
6,710,000	Platform Specialty Products Corp., 5.88%, due 12/1/2025	7,004,619	(f)
4,865,000	PQ Corp., 6.75%, due 11/15/2022	5,023,112	(f)
3,825,000	Starfruit Finco BV/Starfruit U.S. Holdco LLC, 8.00%, due 10/1/2026	3,805,875	(f)
1,340,000	Tronox Finance PLC, 5.75%, due 10/1/2025	1,262,950	(f)
2,535,000	Tronox, Inc., 6.50%, due 4/15/2026	2,433,600	(f)
4,495,000	WR Grace & Co-Conn, 5.13%, due 10/1/2021	4,663,563	(f)
		48,966,568
Consumer - Commercial Lease Financing 0.8%
6,166,000	AerCap Global Aviation Trust, 6.50%, due 6/15/2045	6,759,477	(f)(h)
5,830,000	Global Aircraft Leasing Co. Ltd., 6.50% Cash/7.25% PIK, due 9/15/2024	5,966,714	(f)(i)
	Springleaf Finance Corp.
3,135,000	8.25%, due 12/15/2020	3,334,856
3,510,000	6.13%, due 5/15/2022	3,777,638
		19,838,685
Diversified Capital Goods 0.2%
4,505,000	Resideo Funding, Inc., 6.13%, due 11/1/2026	4,538,788	(f)
Electric - Generation 3.7%
	Calpine Corp.
13,390,000	5.38%, due 1/15/2023	13,606,918
19,380,000	5.75%, due 1/15/2025	19,864,500
3,665,000	Drax Finco PLC, 6.63%, due 11/1/2025	3,880,319	(f)
2,145,000	NextEra Energy Operating Partners L.P., 4.25%, due 7/15/2024	2,203,344	(f)
	NRG Energy, Inc.
9,165,000	7.25%, due 5/15/2026	10,035,950
13,340,000	6.63%, due 1/15/2027	14,457,225
	Vistra Operations Co. LLC
4,275,000	5.50%, due 9/1/2026	4,517,478	(f)
8,085,000	5.63%, due 2/15/2027	8,570,100	(f)
10,300,000	5.00%, due 7/31/2027	10,660,500	(f)
		87,796,334

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Electric - Integrated 1.0%
	Talen Energy Supply LLC
$14,415,000	10.50%, due 1/15/2026	$12,396,900	(f)
7,155,000	7.25%, due 5/15/2027	7,137,113	(f)
3,315,000	6.63%, due 1/15/2028	3,198,975	(f)
		22,732,988
Electronics 0.8%
6,810,000	Amkor Technology, Inc., 6.63%, due 9/15/2027	7,456,950	(f)
5,595,000	Sensata Technologies UK Financing Co. PLC, 6.25%, due 2/15/2026	5,986,650	(f)
6,135,000	Sensata Technologies, Inc., 4.38%, due 2/15/2030	6,177,178	(f)
		19,620,778
Energy - Exploration & Production 3.1%
	Ascent Resources Utica Holdings LLC/ARU Finance Corp.
2,095,000	10.00%, due 4/1/2022	1,982,498	(f)
13,110,000	7.00%, due 11/1/2026	10,029,150	(f)
4,055,000	Bruin E&P Partners LLC, 8.88%, due 8/1/2023	2,676,300	(f)
5,510,000	Centennial Resource Production LLC, 6.88%, due 4/1/2027	5,399,800	(f)
5,041,000	Chesapeake Energy Corp., 8.00%, due 3/15/2026	3,201,035	(f)
13,875,000	CrownRock L.P./CrownRock Finance, Inc., 5.63%, due 10/15/2025	13,563,090	(f)
5,825,000	Extraction Oil & Gas, Inc., 5.63%, due 2/1/2026	2,475,625	(f)
6,415,000	Matador Resources Co., 5.88%, due 9/15/2026	6,158,400
2,745,000	Oasis Petroleum, Inc., 6.25%, due 5/1/2026	1,867,973	(f)
8,410,000	PDC Energy, Inc., 5.75%, due 5/15/2026	7,863,350
	Range Resources Corp.
4,450,000	5.00%, due 3/15/2023	3,849,250
4,115,000	4.88%, due 5/15/2025	3,302,287
4,985,000	SM Energy Co., 6.63%, due 1/15/2027	4,187,400
	WPX Energy, Inc.
3,890,000	5.25%, due 9/15/2024	3,928,900
2,135,000	5.75%, due 6/1/2026	2,145,675
		72,630,733
Food - Wholesale 1.1%
8,710,000	Performance Food Group, Inc., 5.50%, due 10/15/2027	9,210,825	(f)
	Post Holdings, Inc.
5,115,000	5.50%, due 3/1/2025	5,358,474	(f)
4,380,000	5.75%, due 3/1/2027	4,663,079	(f)
5,350,000	5.63%, due 1/15/2028	5,724,500	(f)
		24,956,878
Gaming 3.3%
	Boyd Gaming Corp.
4,350,000	6.88%, due 5/15/2023	4,513,125
11,895,000	6.38%, due 4/1/2026	12,638,438
2,975,000	Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%, due 10/15/2025	3,045,656	(f)
15,210,000	Churchill Downs, Inc., 5.50%, due 4/1/2027	16,122,600	(f)
5,935,000	Eldorado Resorts, Inc., 6.00%, due 9/15/2026	6,506,244
2,915,000	MGM Resorts Int'l, 6.63%, due 12/15/2021	3,159,131
8,505,000	Station Casinos LLC, 5.00%, due 10/1/2025	8,621,944	(f)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$1,750,000	Twin River Worldwide Holdings, Inc., 6.75%, due 6/1/2027	$1,842,400	(f)
2,369,913	VICI Properties 1 LLC/VICI FC, Inc., 8.00%, due 10/15/2023	2,580,243
17,073,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, due 3/1/2025	18,140,062	(f)
		77,169,843
Gas Distribution 6.1%
7,955,000	Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, due 9/15/2024	6,443,550
	Buckeye Partners L.P.
12,130,000	3.95%, due 12/1/2026	11,204,646
4,760,000	4.13%, due 12/1/2027	4,393,500
	Cheniere Energy Partners L.P.
11,810,000	5.25%, due 10/1/2025	12,223,350
5,500,000	5.63%, due 10/1/2026	5,809,375
3,175,000	4.50%, due 10/1/2029	3,242,469	(f)
	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp.
2,950,000	6.25%, due 4/1/2023	3,000,740
5,865,000	5.75%, due 4/1/2025	6,055,612
10,425,000	DCP Midstream LLC, 5.85%, due 5/21/2043	9,330,375	(f)(h)
	DCP Midstream Operating L.P.
2,360,000	5.38%, due 7/15/2025	2,483,900
4,850,000	5.60%, due 4/1/2044	4,584,705
	Genesis Energy L.P./Genesis Energy Finance Corp.
6,565,000	6.50%, due 10/1/2025	6,236,750
5,200,000	6.25%, due 5/15/2026	4,810,000
3,630,000	Global Partners L.P./GLP Finance Corp., 7.00%, due 8/1/2027	3,775,817	(f)
	NuStar Logistics L.P.
4,445,000	4.80%, due 9/1/2020	4,479,538
1,100,000	6.75%, due 2/1/2021	1,139,798
1,680,000	4.75%, due 2/1/2022	1,705,200
3,820,000	6.00%, due 6/1/2026	4,082,434
4,035,000	5.63%, due 4/28/2027	4,196,400
	Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
2,405,000	5.50%, due 8/15/2022	2,152,475
12,975,000	5.75%, due 4/15/2025	10,055,625
10,095,000	Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 5.50%, due 1/15/2028	9,464,062	(f)
	Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
4,105,000	4.25%, due 11/15/2023	4,124,293
5,827,000	6.75%, due 3/15/2024	6,043,284
4,395,000	5.13%, due 2/1/2025	4,504,963
3,397,000	5.38%, due 2/1/2027	3,477,679
3,465,000	6.50%, due 7/15/2027	3,707,619	(f)
		142,728,159
Health Facilities 2.4%
4,900,000	Columbia/HCA Corp., 7.69%, due 6/15/2025	5,916,750
	HCA, Inc.
9,370,000	5.38%, due 9/1/2026	10,213,300
5,430,000	5.63%, due 9/1/2028	6,101,962
6,695,000	MEDNAX, Inc., 6.25%, due 1/15/2027	6,624,033	(f)
9,935,000	Select Medical Corp., 6.25%, due 8/15/2026	10,580,775	(f)
	Tenet Healthcare Corp.
9,470,000	8.13%, due 4/1/2022	10,251,275
7,125,000	6.75%, due 6/15/2023	7,552,500
		57,240,595

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Health Services 1.4%
$6,735,000	Eagle Holding Co. II LLC, 7.75% Cash/8.50% PIK, due 5/15/2022	$6,836,025	(f)(i)
5,785,000	IQVIA, Inc., 5.00%, due 10/15/2026	6,103,175	(f)
8,775,000	Service Corp. Int'l, 5.38%, due 5/15/2024	9,049,219
2,935,000	Team Health Holdings, Inc., 6.38%, due 2/1/2025	1,893,075	(f)
4,982,000	Vizient, Inc., 6.25%, due 5/15/2027	5,372,738	(f)
4,525,000	West Street Merger Sub, Inc., 6.38%, due 9/1/2025	4,298,750	(f)
		33,552,982
Hotels 0.2%
4,340,000	Hilton Domestic Operating Co., Inc., 5.13%, due 5/1/2026	4,557,000
Insurance Brokerage 1.6%
8,200,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, due 10/15/2027	8,528,902	(f)
7,800,000	AssuredPartners, Inc., 7.00%, due 8/15/2025	7,770,750	(f)
5,205,000	GTCR AP Finance, Inc., 8.00%, due 5/15/2027	5,322,112	(f)
16,350,000	HUB Int'l Ltd., 7.00%, due 5/1/2026	16,840,500	(f)
		38,462,264
Machinery 1.7%
	CFX Escrow Corp.
4,060,000	6.00%, due 2/15/2024	4,313,750	(f)
3,190,000	6.38%, due 2/15/2026	3,457,162	(f)
2,735,000	Granite Holdings U.S. Acquisition Co., 11.00%, due 10/1/2027	2,536,713	(f)
10,675,000	Harsco Corp., 5.75%, due 7/31/2027	11,088,870	(f)
7,235,000	RBS Global, Inc./Rexnord LLC, 4.88%, due 12/15/2025	7,461,094	(f)
11,535,000	Terex Corp., 5.63%, due 2/1/2025	11,621,512	(f)
		40,479,101
Managed Care 0.8%
	Centene Corp.
3,130,000	4.75%, due 5/15/2022	3,196,513
2,095,000	6.13%, due 2/15/2024	2,178,151
14,465,000	MPH Acquisition Holdings LLC, 7.13%, due 6/1/2024	13,488,612	(f)
		18,863,276
Media Content 7.2%
	AMC Networks, Inc.
945,000	5.00%, due 4/1/2024	962,539
2,390,000	4.75%, due 8/1/2025	2,413,900
4,345,000	Cumulus Media New Holdings, Inc., 6.75%, due 7/1/2026	4,605,700	(f)
	Diamond Sports Group LLC/Diamond Sports Finance Co.
5,475,000	5.38%, due 8/15/2026	5,714,531	(f)
7,905,000	6.63%, due 8/15/2027	8,142,150	(f)
7,110,000	Gray Television, Inc., 7.00%, due 5/15/2027	7,780,260	(f)
	iHeartCommunications, Inc.
6,680,000	6.38%, due 5/1/2026	7,189,350
5,370,000	8.38%, due 5/1/2027	5,759,325
3,185,000	5.25%, due 8/15/2027	3,285,965	(f)
4,600,000	Lions Gate Capital Holdings LLC, 5.88%, due 11/1/2024	4,335,500	(f)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
	Netflix, Inc.
$2,230,000	5.38%, due 2/1/2021	$2,308,050
3,135,000	5.50%, due 2/15/2022	3,323,100
11,090,000	4.88%, due 4/15/2028	11,459,186
5,585,000	5.88%, due 11/15/2028	6,150,481
12,030,000	6.38%, due 5/15/2029	13,503,675	(f)
7,365,000	5.38%, due 11/15/2029	7,760,869	(f)
9,265,000	4.88%, due 6/15/2030	9,366,915	(f)
10,335,000	Nexstar Escrow, Inc., 5.63%, due 7/15/2027	10,900,324	(f)
	Sinclair Television Group, Inc.
2,125,000	5.88%, due 3/15/2026	2,217,969	(f)
4,015,000	5.13%, due 2/15/2027	4,045,113	(f)
	Sirius XM Radio, Inc.
1,725,000	3.88%, due 8/1/2022	1,761,656	(f)
3,740,000	4.63%, due 5/15/2023	3,798,344	(f)
6,915,000	4.63%, due 7/15/2024	7,226,175	(f)
7,735,000	5.38%, due 7/15/2026	8,160,425	(f)
4,645,000	5.00%, due 8/1/2027	4,883,056	(f)
12,195,000	5.50%, due 7/1/2029	13,178,222	(f)
8,300,000	TEGNA, Inc., 5.00%, due 9/15/2029	8,414,125	(f)
		168,646,905
Medical Products 1.0%
8,810,000	Avantor, Inc., 9.00%, due 10/1/2025	9,842,532	(f)
15,040,000	Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.63%, due 5/15/2022	14,532,400	(f)
		24,374,932
Metals - Mining Excluding Steel 2.1%
6,250,000	Cleveland Cliffs, Inc., 5.88%, due 6/1/2027	5,960,938	(f)
6,044,000	Constellium NV, 6.63%, due 3/1/2025	6,325,348	(f)
3,745,000	First Quantum Minerals Ltd., 6.88%, due 3/1/2026	3,665,419	(f)
	Freeport-McMoRan, Inc.
3,105,000	5.00%, due 9/1/2027	3,170,981
2,435,000	5.25%, due 9/1/2029	2,478,343
2,545,000	5.40%, due 11/14/2034	2,484,556
10,480,000	5.45%, due 3/15/2043	9,746,400
4,629,000	Hudbay Minerals, Inc., 7.63%, due 1/15/2025	4,712,901	(f)
	Novelis Corp.
2,310,000	6.25%, due 8/15/2024	2,419,725	(f)
6,985,000	5.88%, due 9/30/2026	7,334,948	(f)
		48,299,559
Oil Field Equipment & Services 1.0%
	Precision Drilling Corp.
3,995,000	7.75%, due 12/15/2023	3,775,275
11,915,000	5.25%, due 11/15/2024	10,038,387
2,230,000	7.13%, due 1/15/2026	1,928,950	(f)
8,655,000	USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, due 9/1/2027	8,655,000	(f)
		24,397,612

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Packaging 2.7%
$7,005,000	Berry Global Escrow Corp., 5.63%, due 7/15/2027	$7,434,056	(f)
5,620,000	Berry Global, Inc., 4.50%, due 2/15/2026	5,655,125	(f)
5,440,000	Berry Plastics Corp., 5.13%, due 7/15/2023	5,576,000
	BWAY Holding Co.
6,990,000	5.50%, due 4/15/2024	7,190,963	(f)
9,645,000	7.25%, due 4/15/2025	9,223,031	(f)
7,240,000	Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, due 2/1/2026	7,602,000
	Reynolds Group Issuer, Inc.
9,022,393	5.75%, due 10/15/2020	9,053,520
6,750,000	5.13%, due 7/15/2023	6,925,163	(f)
5,185,000	Trident TPI Holdings, Inc., 9.25%, due 8/1/2024	5,029,450	(f)
		63,689,308
Personal & Household Products 2.0%
	Energizer Holdings, Inc.
7,215,000	4.70%, due 5/24/2022	7,449,487
5,595,000	6.38%, due 7/15/2026	5,965,948	(f)
12,215,000	7.75%, due 1/15/2027	13,528,112	(f)
2,085,000	Energizer SpinCo, Inc., 5.50%, due 6/15/2025	2,163,188	(f)
4,290,000	Prestige Brands, Inc., 6.38%, due 3/1/2024	4,477,688	(f)
	Spectrum Brands, Inc.
1,190,000	6.13%, due 12/15/2024	1,230,163
9,050,000	5.75%, due 7/15/2025	9,434,625
1,950,000	5.00%, due 10/1/2029	1,993,875	(f)
		46,243,086
Pharmaceuticals 1.9%
2,380,000	Bausch Health Americas, Inc., 8.50%, due 1/31/2027	2,677,500	(f)
1,335,000	Bausch Health Cos., Inc., 5.75%, due 8/15/2027	1,449,727	(f)
3,645,000	Endo Ltd./Endo Finance LLC/Endo Finco, Inc., 6.00%, due 7/15/2023	2,410,256	(f)
	Valeant Pharmaceuticals Int'l, Inc.
676,000	5.50%, due 3/1/2023	681,915	(f)
817,000	5.88%, due 5/15/2023	828,847	(f)
4,540,000	7.00%, due 3/15/2024	4,749,635	(f)
23,140,000	6.13%, due 4/15/2025	24,022,212	(f)
6,840,000	5.50%, due 11/1/2025	7,147,868	(f)
		43,967,960
Real Estate Development & Management 0.8%
	Realogy Group LLC/Realogy Co-Issuer Corp.
6,040,000	4.88%, due 6/1/2023	5,874,504	(f)
12,395,000	9.38%, due 4/1/2027	12,178,088	(f)
		18,052,592
Real Estate Investment Trusts 2.2%
	ESH Hospitality, Inc.
9,888,000	5.25%, due 5/1/2025	10,197,000	(f)
7,110,000	4.63%, due 10/1/2027	7,128,486	(f)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
	MPT Operating Partnership L.P./MPT Finance Corp.
$6,945,000	6.38%, due 3/1/2024	$7,248,844
5,165,000	5.50%, due 5/1/2024	5,300,581
3,555,000	5.25%, due 8/1/2026	3,732,750
8,590,000	Ryman Hospitality Properties, Inc., 4.75%, due 10/15/2027	8,880,772	(f)
	Starwood Property Trust, Inc.
6,270,000	3.63%, due 2/1/2021	6,317,025
2,625,000	4.75%, due 3/15/2025	2,725,898
		51,531,356
Recreation & Travel 1.2%
8,225,000	Cedar Fair L.P., 5.25%, due 7/15/2029	8,821,312	(f)
3,960,000	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp., 5.38%, due 4/15/2027	4,217,400
6,378,000	NCL Corp. Ltd., 4.75%, due 12/15/2021	6,465,697	(f)
	Six Flags Entertainment Corp.
3,755,000	4.88%, due 7/31/2024	3,877,038	(f)
5,420,000	5.50%, due 4/15/2027	5,677,450	(f)
		29,058,897
Restaurants 1.2%
	1011778 BC ULC/New Red Finance, Inc.
5,465,000	4.25%, due 5/15/2024	5,608,456	(f)
8,515,000	5.00%, due 10/15/2025	8,770,450	(f)
8,330,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, due 6/1/2026	8,808,975	(f)
3,820,000	Yum! Brands, Inc., 4.75%, due 1/15/2030	4,006,225	(f)
		27,194,106
Software - Services 2.7%
8,600,000	CDK Global, Inc., 4.88%, due 6/1/2027	9,062,250
5,915,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, due 12/1/2027	6,269,900	(f)
7,355,000	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., 6.00%, due 7/15/2025	7,814,687	(f)
4,810,000	Match Group, Inc., 5.63%, due 2/15/2029	5,152,713	(f)
5,270,000	Open Text Corp., 5.88%, due 6/1/2026	5,619,138	(f)
13,835,000	Rackspace Hosting, Inc., 8.63%, due 11/15/2024	12,659,025	(f)
16,460,000	SS&C Technologies, Inc., 5.50%, due 9/30/2027	17,560,762	(f)
		64,138,475
Specialty Retail 1.6%
10,005,000	L Brands, Inc., 5.25%, due 2/1/2028	9,279,638
4,090,000	Liberty Media Corp., 8.50%, due 7/15/2029	4,222,925
	Penske Automotive Group, Inc.
8,715,000	3.75%, due 8/15/2020	8,758,575
9,260,000	5.50%, due 5/15/2026	9,676,700
815,000	QVC, Inc., 5.45%, due 8/15/2034	820,689
5,245,000	William Carter Co., 5.63%, due 3/15/2027	5,592,481	(f)
		38,351,008

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Steel Producers - Products 0.5%
$10,571,000	Big River Steel LLC/BRS Finance Corp., 7.25%, due 9/1/2025	$10,861,703	(f)
Support - Services 8.9%
3,685,000	ADT Corp., 4.88%, due 7/15/2032	3,188,631	(f)
	Aramark Services, Inc.
8,555,000	5.13%, due 1/15/2024	8,822,344
5,365,000	5.00%, due 2/1/2028	5,613,131	(f)
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
370,000	5.50%, due 4/1/2023	377,289
5,245,000	5.25%, due 3/15/2025	5,349,900	(f)
10,385,000	5.75%, due 7/15/2027	10,592,700	(f)
5,905,000	frontdoor, Inc., 6.75%, due 8/15/2026	6,465,975	(f)
12,895,000	Garda World Security Corp., 8.75%, due 5/15/2025	12,895,000	(f)
4,535,000	GW B-CR Security Corp., 9.50%, due 11/1/2027	4,659,713	(f)
	Hertz Corp.
12,825,000	5.50%, due 10/15/2024	12,723,682	(f)
8,175,000	7.13%, due 8/1/2026	8,440,687	(f)
6,380,000	IAA Spinco, Inc., 5.50%, due 6/15/2027	6,835,532	(f)
3,790,000	Iron Mountain U.S. Holdings, Inc., 5.38%, due 6/1/2026	3,932,125	(f)
	Iron Mountain, Inc.
1,725,000	6.00%, due 8/15/2023	1,761,656
8,921,000	4.88%, due 9/15/2027	9,188,630	(f)
19,319,000	5.25%, due 3/15/2028	20,284,950	(f)
8,930,000	4.88%, due 9/15/2029	9,142,087	(f)
14,660,000	KAR Auction Services, Inc., 5.13%, due 6/1/2025	15,301,375	(f)
	Prime Security Services Borrower LLC/Prime Finance, Inc.
3,372,000	9.25%, due 5/15/2023	3,547,344	(f)
20,680,000	5.75%, due 4/15/2026	21,209,925	(f)
5,645,000	Ritchie Bros Auctioneers, Inc., 5.38%, due 1/15/2025	5,884,913	(f)
7,795,000	ServiceMaster Co. LLC, 5.13%, due 11/15/2024	8,077,569	(f)
	Staples, Inc.
16,900,000	7.50%, due 4/15/2026	17,618,250	(f)
2,255,000	10.75%, due 4/15/2027	2,345,200	(f)
3,190,000	United Rentals N.A., Inc., 5.50%, due 5/15/2027	3,363,456
		207,622,064
Technology Hardware & Equipment 2.0%
2,940,000	CDW LLC/CDW Finance Corp., 5.00%, due 9/1/2025	3,072,300
	CommScope Finance LLC
3,260,000	6.00%, due 3/1/2026	3,349,650	(f)
4,895,000	8.25%, due 3/1/2027	4,636,691	(f)
	CommScope Technologies LLC
13,366,000	6.00%, due 6/15/2025	11,982,619	(f)
12,945,000	5.00%, due 3/15/2027	10,582,537	(f)
13,845,000	Western Digital Corp., 4.75%, due 2/15/2026	14,104,594
		47,728,391
Telecom - Satellite 1.2%
9,320,000	Connect Finco S.a.r.l./Connect U.S. Finco LLC, 6.75%, due 10/1/2026	9,657,850	(f)
19,580,000	Intelsat Jackson Holdings SA, 5.50%, due 8/1/2023	18,307,300
		27,965,150

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Telecom - Wireless 2.5%
$1,610,000	Sprint Capital Corp., 8.75%, due 3/15/2032	$1,963,202
	Sprint Corp.
7,730,000	7.88%, due 9/15/2023	8,531,987
30,621,000	7.13%, due 6/15/2024	33,223,785
6,570,000	7.63%, due 3/1/2026	7,268,063
	T-Mobile USA, Inc.
1,760,000	6.00%, due 4/15/2024	1,826,000
2,320,000	6.50%, due 1/15/2026	2,482,632
3,160,000	4.50%, due 2/1/2026	3,258,750
		58,554,419
Telecom - Wireline Integrated & Services 3.1%
	Altice France SA
7,515,000	8.13%, due 2/1/2027	8,332,256	(f)
5,585,000	5.50%, due 1/15/2028	5,689,719	(f)
	Altice Luxembourg SA
3,070,000	7.63%, due 2/15/2025	3,165,938	(f)
1,175,000	10.50%, due 5/15/2027	1,329,219	(f)
15,835,000	Frontier Communications Corp., 8.00%, due 4/1/2027	16,626,750	(f)
	Level 3 Financing, Inc.
4,910,000	5.13%, due 5/1/2023	4,971,375
9,360,000	4.63%, due 9/15/2027	9,512,100	(f)
15,565,000	Numericable-SFR SA, 7.38%, due 5/1/2026	16,667,702	(f)
	Zayo Group LLC/Zayo Capital, Inc.
2,465,000	6.00%, due 4/1/2023	2,535,277
105,000	6.38%, due 5/15/2025	107,940
2,985,000	5.75%, due 1/15/2027	3,033,894	(f)
		71,972,170
Theaters & Entertainment 1.2%
	AMC Entertainment Holdings, Inc.
12,477,000	5.75%, due 6/15/2025	11,854,398
2,910,000	5.88%, due 11/15/2026	2,651,737
	Live Nation Entertainment, Inc.
4,395,000	4.88%, due 11/1/2024	4,548,825	(f)
9,790,000	4.75%, due 10/15/2027	10,207,054	(f)
		29,262,014
	Total Corporate Bonds (Cost $2,105,059,690)	2,157,370,548
Convertible Bonds 0.1%
Energy - Exploration & Production 0.1%
2,415,000	Chesapeake Energy Corp., 5.50%, due 9/15/2026 (Cost $2,335,181)	1,332,778
Asset-Backed Securities 0.9%
1,100,000	Annisa CLO Ltd., Ser. 2016-2A, Class ER, (3M USD LIBOR + 6.00%), 7.97%, due 7/20/2031	962,838	(a)(f)
350,000	Apidos CLO XXIV, Ser. 2016-24A, Class DR, (3M USD LIBOR + 5.80%), 7.77%, due 10/20/2030	303,526	(a)(f)
1,250,000	Ares XLV CLO Ltd., Ser. 2017-45A, Class E, (3M USD LIBOR + 6.10%), 8.10%, due 10/15/2030	1,126,392	(a)(f)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$1,000,000	Assurant CLO I Ltd., Ser. 2017-1A, Class E, (3M USD LIBOR + 6.46%), 8.43%, due 10/20/2029	$958,849	(a)(f)
500,000	BlueMountain CLO Ltd., Ser. 2018-2A, Class E, (3M USD LIBOR + 6.05%), 8.21%, due 8/15/2031	426,613	(a)(f)
250,000	Canyon Capital CLO Ltd., Ser. 2018-1A, Class E, (3M USD LIBOR + 5.75%), 7.75%, due 7/15/2031	212,092	(a)(f)
1,000,000	Carbone CLO Ltd., Ser. 2017-1A, Class D, (3M USD LIBOR + 5.90%), 7.87%, due 1/20/2031	905,215	(a)(f)
250,000	Dryden 65 CLO Ltd., Ser. 2018-65A, Class E, (3M USD LIBOR + 5.75%), 7.75%, due 7/18/2030	218,155	(a)(f)
600,000	Eaton Vance CLO Ltd., Ser. 2015-1A, Class ER, (3M USD LIBOR + 5.60%), 7.57%, due 1/20/2030	511,318	(a)(f)
250,000	Galaxy XVIII CLO Ltd., Ser. 2018-28A, Class E, (3M USD LIBOR + 6.00%), 8.00%, due 7/15/2031	205,438	(a)(f)
1,500,000	Galaxy XXV CLO Ltd., Ser. 2018-25A, Class E, (3M USD LIBOR + 5.95%), 7.89%, due 10/25/2031	1,290,185	(a)(f)
1,000,000	HPS Investment Partners, Ser. 2013-2A, Class DR, (3M USD LIBOR + 6.60%), 8.57%, due 10/20/2029	932,308	(a)(f)
1,250,000	Jay Park CLO Ltd., Ser. 2016-1A, Class DR, (3M USD LIBOR + 5.20%), 7.17%, due 10/20/2027	1,165,940	(a)(f)
2,000,000	KKR CLO 16 Ltd., Ser. 2016, Class DR, (3M USD LIBOR + 6.75%), 8.72%, due 1/20/2029	1,860,978	(a)(f)
	Magnetite CLO Ltd.
900,000	Ser. 2014-8A, Class ER2, (3M USD LIBOR + 5.65%), 7.65%, due 4/15/2031	824,227	(a)(f)
2,000,000	Ser. 2015-12A, Class ER, (3M USD LIBOR + 5.68%), 7.68%, due 10/15/2031	1,779,673	(a)(f)
1,000,000	Milos CLO Ltd., Ser. 2017-1A, Class E, (3M USD LIBOR + 6.30%), 8.27%, due 10/20/2030	904,453	(a)(f)
1,200,000	OCP CLO Ltd., Ser. 2017-14A, Class D, (3M USD LIBOR + 5.80%), 7.94%, due 11/20/2030	1,052,755	(a)(f)
825,000	Octagon Investment Partners 27 Ltd., Ser. 2016-1A, Class ER, (3M USD LIBOR + 5.95%), 7.95%, due 7/15/2030	748,066	(a)(f)
710,000	Octagon Investment Partners 39 Ltd., Ser. 2018-3A, Class E, (3M USD LIBOR + 5.75%), 7.72%, due 10/20/2030	618,109	(a)(f)
700,000	Octagon Loan Funding Ltd., Ser. 2014-1A, Class ERR, (3M USD LIBOR + 6.00%), 8.12%, due 11/18/2031	605,404	(a)(f)
450,000	Palmer Square CLO Ltd., Ser. 2014-1A, Class DR2, (3M USD LIBOR + 5.70%), 7.70%, due 1/17/2031	389,634	(a)(f)
1,000,000	Post CLO Ltd., Ser. 2018-1A, Class E, (3M USD LIBOR + 5.87%), 7.87%, due 4/16/2031	871,612	(a)(f)
300,000	TICP CLO XI Ltd., Ser. 2018-11A, Class E, (3M USD LIBOR + 6.00%), 7.97%, due 10/20/2031	273,564	(a)(f)
1,100,000	TICP CLO XIII Ltd., Ser. 2019-13A, Class E, (3M USD LIBOR + 6.75%), 9.12%, due 7/15/2032	1,047,446	(a)(f)
650,000	Voya CLO Ltd., Ser. 2016-3A, Class DR, (3M USD LIBOR + 6.08%), 8.08%, due 10/18/2031	554,685	(a)(f)
	Total Asset-Backed Securities (Cost $22,953,390)	20,749,475
NUMBER OF SHARES
Short-Term Investments 0.8%
Investment Companies 0.8%
18,935,190	State Street Institutional U.S. Government Money Market Fund Premier Class, 1.75%(j) (Cost $18,935,190)	18,935,190	(k)
	Total Investments 98.5% (Cost $2,265,818,293)	2,311,872,195
	Other Assets Less Liabilities 1.5%	34,620,995
	Net Assets 100.0%	$2,346,493,190

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

(a)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2019 and changes periodically.

(b)  All or a portion of this security was purchased on a delayed delivery basis.

(c)  All or a portion of this security had not settled as of October 31, 2019 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(d)  The stated interest rate represents the weighted average interest rate at October 31, 2019 of the underlying contracts within the Loan Assignment. Interest rates on the underlying contracts are primarily determined by reference to the indicated base lending rate and spread, which are indicated in the security description, and the reset period, which is generally weekly, monthly or quarterly.

(e)  Value determined using significant unobservable inputs.

(f)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2019, these securities amounted to $1,489,796,187, which represents 63.5% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(g)  When-issued security. Total value of all such securities at October 31, 2019, amounted to $7,824,017, which represents 0.3% of net assets of the Fund.

(h)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(i)  Payment-in-kind (PIK) security.

(j)  Represents 7-day effective yield as of October 31, 2019.

(k)  All or a portion of this security is segregated in connection with obligations for when-issued securities and/or delayed delivery securities with a total value of $18,935,190.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2019:

Asset Valuation Inputs

	Level 1	Level 2	Level 3(b)	Total
Investments:
Loan Assignments
Health Care	$—	$13,425,712	$4,518,569	$17,944,281
Industrial Equipment	—	—	4,120,200	4,120,200
Other Loan Assignments(a)	—	91,419,723	—	91,419,723
Total Loan Assignments	—	104,845,435	8,638,769	113,484,204
Corporate Bonds(a)	—	2,157,370,548	—	2,157,370,548
Convertible Bonds(a)	—	1,332,778	—	1,332,778
Asset-Backed Securities	—	20,749,475	—	20,749,475
Short-Term Investments	—	18,935,190	—	18,935,190
Total Investments	$—	$2,303,233,426	$8,638,769	$2,311,872,195

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2018	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2019	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2019
Investments in Securities:
Loan Assignments(c)
Health Care	$—	$8	$6	$105	$4,651	$(251)	$—	$—	$4,519	$105
Industrial Equipment	—	—	—	(109)	4,229	—	—	—	4,120	(109)
Lodging & Casinos	7,404	7	293	(703)	—	(7,001)	—	—	—	—
Total	$7,404	$15	$299	$(707)	$8,880	$(7,252)	$—	$—	$8,639	$(4)

(c)  Securities categorized as Level 3 were valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ October 31, 2019

PRINCIPAL AMOUNT		VALUE
Municipal Notes 102.5%
Alabama 0.4%
$300,000	Birmingham Spec. Care Facs. Fin. Au. Rev. (Methodist Home for The Aging), Ser. 2016-2015-1, 5.75%, due 6/1/2045	$335,409
100,000	Taylor-Ryan Imp. Dist. Rev. Ref., Ser. 2005, (LOC: Synovus Bank), 1.27%, due 11/1/2035	100,000	(a)
		435,409
Arizona 4.3%
500,000	Maricopa Co. Ind. Dev. Au. Ed. Ref. Rev. (Paradise Sch. Proj. Paragon Management, Inc.), Ser. 2016, 5.00%, due 7/1/2036	546,665	(b)
800,000	Maricopa Co. Ind. Dev. Au. Solid Waste Disp. Rev. (Waste Management, Inc. Proj.), Ser. 2001, 3.38%, due 12/1/2031 Putable 6/3/2024	817,304
1,230,000	Maricopa Co. Ind. Dev. Au. Sr. Living Fac. Ref. Rev. (Christian Care Retirement Apts. Inc. Proj.), Ser. 2016-A, 5.00%, due 1/1/2025	1,450,170
500,000	Maricopa Co. Ind. Dev. Au. Sr. Living Fac. Rev. (Christian Care Surprise, Inc. Proj.), Ser. 2016, 5.00%, due 1/1/2026	511,500	(b)
250,000	Navajo Nation Ref. Rev., Ser. 2015-A, 5.00%, due 12/1/2025	279,282	(b)
500,000	Phoenix Ind. Dev. Au. Ed. Ref. Rev. (Great Hearts Academies), Ser. 2016-A, 5.00%, due 7/1/2046	548,105
600,000	Phoenix Ind. Dev. Au. Rev. (Deer Valley Veterans Assisted Living Proj.), Ser. 2016-A, 5.13%, due 7/1/2036	607,788
500,000	Pima Co. Ind. Dev. Au. Ed. Ref. Rev. (American Leadership Academy Proj.), Ser. 2015, 5.38%, due 6/15/2035	548,190	(b)
		5,309,004
California 10.8%
997,796	California Hsg. Fin. Agcy. Muni. Cert., Ser. 2019-A, 4.25%, due 1/15/2035	1,170,913
250,000	California Muni. Fin. Au. Charter Sch. Lease Rev. (Santa Rosa Academy Proj.), Ser. 2015, 5.13%, due 7/1/2035	274,310	(b)
500,000	California Muni. Fin. Au. Charter Sch. Rev. (John Adams Academics Proj.), Ser. 2015-A, 4.50%, due 10/1/2025	519,840
500,000	California Muni. Fin. Au. Charter Sch. Rev. (Palmdale Aerospace Academy Proj.), Ser. 2016, 5.00%, due 7/1/2031	562,500	(b)
400,000	California Muni. Fin. Au. Rev. (Baptist Univ.), Ser. 2015-A, 5.00%, due 11/1/2030	457,960	(b)
500,000	California Muni. Fin. Au. Spec. Fac. Rev. (United Airlines, Inc., Proj.), Ser. 2019, 4.00%, due 7/15/2029	567,145	(c)
830,000	California St. Dept. of Veterans Affairs Home Purchase Ref. Rev., Ser. 2016-A, 2.85%, due 12/1/2027	861,416
470,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Aemerge Redpak Svcs. So. California LLC Proj.), Ser. 2016, 7.00%, due 12/1/2027	235,000	(b)(d)(e)
250,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Calplant I Green Bond Proj.), Ser. 2019, 7.50%, due 12/1/2039	242,430	(b)
250,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Green Bond-Rialto Bioenergy Fac. LLC, Proj.), Ser. 2019, 7.50%, due 12/1/2040	260,145	(b)
500,000	California St. Sch. Fin. Au. Charter Sch. Rev. (Downtown College Prep-Oblig. Group), Ser. 2016, 4.75%, due 6/1/2036	536,715	(b)
600,000	California St. Sch. Fin. Au. Charter Sch. Rev. (Rocketship Ed.), Ser. 2016-A, 5.00%, due 6/1/2031	646,470	(b)
300,000	California Statewide CDA College Hsg. Rev. (NCCD-Hooper Street LLC-College of the Arts Proj.), Ser. 2019, 5.25%, due 7/1/2052	343,755	(b)
400,000	California Statewide CDA Rev. Ref. (Lancer Ed. Std. Hsg. Proj.), Ser. 2016-A, 5.00%, due 6/1/2036	450,200	(b)

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$135,000	California Statewide CDA Spec. Tax Rev. Ref. (Comm. Facs. Dist. Number 2007-01 Orinda Wilder Proj.), Ser. 2015, 4.50%, due 9/1/2025	$153,706
400,000	Del Mar Race Track Au. Ref. Rev., Ser. 2015, 5.00%, due 10/1/2038	400,800
	Golden St. Tobacco Securitization Corp. Tobacco Settlement Rev. Ref.
500,000	Ser. 2018-A-1, 5.00%, due 6/1/2047	513,955
4,500,000	Ser. 2018-A-2, 5.00%, due 6/1/2047	4,625,595
500,000	Tobacco Securitization Au. Southern California Tobacco Settlement Rev. Ref. (San Diego Co. Asset Securitization Corp.), Ser. 2019-A, Class 1, 5.00%, due 6/1/2048	595,440	(c)
		13,418,295
Colorado 4.4%
750,000	Colorado St. Hlth. Facs. Au. Hosp. Rev. Ref. (Commonspirit Hlth.), Ser. 2019-A-2, 4.00%, due 8/1/2049	801,870
471,000	Crystal Crossing Metro. Dist. Ref. G.O., Ser. 2016, 4.50%, due 12/1/2026	490,660
1,000,000	Denver Convention Ctr. Hotel Au. Ref. Rev., Ser. 2016, 5.00%, due 12/1/2027	1,188,440
1,250,000	Denver Hlth. & Hosp. Au. Healthcare Rev. Ref., Ser. 2019-A, 4.00%, due 12/1/2040	1,374,450
500,000	Littleton Village Metro. Dist. Number 2 Ref. G.O., Ser. 2015, 5.38%, due 12/1/2045	520,125
	Park Creek Metro. Dist. Ref. Tax Allocation Rev. (Sr. Ltd. Prop. Tax Supported)
250,000	Ser. 2015-A, 5.00%, due 12/1/2034	289,897
250,000	Ser. 2015-A, 5.00%, due 12/1/2035	289,300
500,000	Ser. 2015-A, 5.00%, due 12/1/2045	563,470
		5,518,212
Connecticut 0.1%
145,000	Mohegan Tribe of Indians Gaming Au. Ref. Rev. (Priority Dist.), Ser. 2015-C, 4.75%, due 2/1/2020	145,740	(b)
Florida 4.7%
300,000	Broward Co. IDR (Florida Pwr. & Lt. Co. Proj.), Ser. 2018-A, 1.40%, due 12/1/2048	300,000	(a)
200,000	Cap. Trust Agcy. Sr. Living Rev. (H-Bay Ministries, Inc. Superior Residences-Third Tier), Ser. 2018-C, 7.50%, due 7/1/2053	209,358	(b)
650,000	Florida Dev. Fin. Corp. Ed. Facs. Rev. Ref. (Pepin Academies, Inc.), Ser. 2016-A, 5.00%, due 7/1/2036	655,817
450,000	Florida St. Dev. Fin. Corp. Ed. Facs. Rev. (Renaissance Charter Sch., Inc. Proj.), Ser. 2015-A, 6.00%, due 6/15/2035	497,453	(b)
350,000	Florida St. Dev. Fin. Corp. Sr. Living Rev. (Tuscan Isle Champions Gate Proj.), Ser. 2016-A, 6.38%, due 6/1/2046	266,000	(b)(d)
430,000	Florida St. Hsg. Fin. Corp. Rev., Ser. 2015-1, 3.75%, due 7/1/2035	454,497
400,000	Greater Orlando Aviation Au. Arpt. Facs. Spec. Purp. Rev. (JetBlue Airways Corp. Proj.), Ser. 2013, 5.00%, due 11/15/2036	426,820
525,000	Lee Co. Ind. Dev. Au. Rev. (Cypress Cove Hlth. Park, Inc. Memory Care Proj.), Ser. 2014, 4.50%, due 10/1/2032	558,065
2,500,000	St. Lucie Co. Solid Waste Disp. Rev. Ref. (Florida Pwr. & Lt. Co. Proj.), Ser. 2003, 1.40%, due 5/1/2024	2,500,000	(a)
		5,868,010
Georgia 1.5%
250,000	Cobb Co. Dev. Au. Sr. Living Ref. Rev. (Provident Village Creekside Proj.), Ser. 2016-A, 6.00%, due 7/1/2036	248,415	(b)(e)
500,000	DeKalb Co. Hsg. Au. Sr. Living Rev. Ref. (Baptist Retirement Comm. of Georgia Proj.), Ser. 2019-A, 5.13%, due 1/1/2049	483,445	(b)

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$1,000,000	Muni. Elec. Au. of Georgia (Plant Vogtle units 3&4 Proj. M Bonds), Ser. 2019-A, 5.00%, due 1/1/2056	$1,152,770
		1,884,630
Hawaii 1.2%
750,000	Hawaii St. Dept. of Budget & Fin. Spec. Purp. Rev. (Hawaiian Elec. Co., Inc. - Subsidiary), Ser. 2019, 3.50%, due 10/1/2049	753,638
	Hawaii St. Dept. of Budget & Fin. Spec. Purp. Rev. Ref.
250,000	Ser. 2015, 5.00%, due 1/1/2035	258,940	(b)
500,000	Ser. 2015, 5.00%, due 1/1/2045	511,135	(b)
		1,523,713
Illinois 10.2%
	Chicago G.O.
2,000,000	Ser. 2019-A, 5.00%, due 1/1/2044	2,249,940
500,000	Ser. 2019-A, 5.50%, due 1/1/2049	581,660
200,000	Chicago O'Hare Int'l Arpt. Rev. Ref., Ser. 2015-A, 5.00%, due 1/1/2028	230,728
500,000	Chicago O'Hare Int'l Arpt. Spec. Fac. Rev. (Trips Obligated Group), Ser. 2018, 5.00%, due 7/1/2048	582,265
	Chicago Ref. G.O.
1,000,000	Ser. 2012-C, 5.00%, due 1/1/2020	1,004,670
500,000	Ser. 2012-C, 5.00%, due 1/1/2024	527,380
155,000	Chicago Wastewater Rev. (Second Lien Proj.), Ser. 2014, 5.00%, due 11/1/2027	176,562
500,000	Chicago Wastewater Transmission Rev. Ref. (Second Lien), Ser. 2008-C, 5.00%, due 1/1/2039	555,160
400,000	Illinois Fin. Au. Charter Sch. Rev. (Intrinsic Sch.-Belmont Sch. Proj.), Ser. 2015-A, 5.75%, due 12/1/2035	424,560	(b)
425,000	Illinois Fin. Au. Rev. Ref. (Rosalind Franklin Univ. of Medicine & Science), Ser. 2017-A, 5.00%, due 8/1/2047	479,842
2,000,000	Illinois St. G.O., Ser. 2017-D, 5.00%, due 11/1/2028	2,287,840
	Illinois St. G.O. Ref.
860,000	Ser. 2016, 5.00%, due 2/1/2024	946,516
1,055,000	Ser. 2016, 5.00%, due 2/1/2025	1,179,173
485,000	Ser. 2016, 5.00%, due 2/1/2026	550,970
395,000	Illinois St. Sales Tax Rev., Ser. 1992-P, 6.50%, due 6/15/2022	408,225
500,000	Upper Illinois River Valley Dev. Au. Rev. Ref. (Cambridge Lakes Learning Ctr.), Ser. 2017-A, 5.25%, due 12/1/2047	530,000	(b)
		12,715,491
Indiana 0.6%
700,000	Indianapolis Econ. Dev. Rev. Ref. (Brookhaven Co. Line Apts. Proj.), Ser. 2013-A, 6.25%, due 7/1/2043 Pre-Refunded 7/1/23	804,048
Iowa 0.3%
400,000	Iowa Higher Ed. Loan Au. Ref. Rev. (Wartburg College Proj.), Ser. 2015, 5.00%, due 10/1/2032	421,064
Kansas 0.4%
500,000	Goddard Kansas Sales Tax Spec. Oblig. Rev. Ref. (Olympic Park Star Bond Proj.), Ser. 2019, 3.60%, due 6/1/2030	494,380	(c)

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Kentucky 2.1%
$405,000	Kentucky Econ. Dev. Fin. Au. (Sr. Next Generation Information Hwy. Proj.), Ser. 2015-A, 4.00%, due 7/1/2029	$434,909
435,000	Kentucky Econ. Dev. Fin. Au. Rev. Ref. (Owensboro Hlth., Inc. Obligated Group), Ser. 2017-A, (AGM Insured), 4.00%, due 6/1/2037	472,136
1,000,000	Kentucky Muni. Pwr. Agcy. Pwr. Sys. Rev. Ref. (Prairie St. Proj.), Ser. 2019-A, 4.00%, due 9/1/2045	1,063,110
200,000	Kentucky St. Pub. Energy Au. Gas Supply Rev., Ser. 2018-A, 4.00%, due 4/1/2048 Putable 4/1/2024	218,014
475,000	Ohio Co. PCR Ref. (Big Rivers Elec. Corp. Proj.), Ser. 2010-A, 6.00%, due 7/15/2031	484,044
		2,672,213
Louisiana 2.5%
	Greater Ouachita Wtr. Co., Inc. Waterworks & Swr. Sys. Rev. Ref.
1,000,000	Ser. 2019, (BAM Insured), 3.00%, due 9/1/2049	992,150
250,000	Ser. 2019, (BAM Insured), 4.00%, due 9/1/2037	281,385
400,000	Louisiana Local Gov't Env. Facs. & Comm. Dev. Au. Rev. Ref. (Westside Habilitation Ctr. Proj.), Ser. 2017-A, 5.75%, due 2/1/2032	425,244	(b)
300,000	Louisiana St. Local Gov't Env. Facs. & Comm. Dev. Au. Rev. (Lafourche Parish Gomesa Proj.), Ser. 2019, 3.95%, due 11/1/2043	299,847	(b)(c)
500,000	New Orleans Aviation Board Rev. (Gen. Arpt. Terminal), Ser. 2017-B, 5.00%, due 1/1/2026	591,690
500,000	St. John the Baptist Parish LA Rev. Ref. (Marathon Oil Corp. Proj.), Ser. 2017-A-1, 2.00%, due 6/1/2037 Putable 4/1/2023	499,935
		3,090,251
Maine 0.6%
445,000	Maine St. Ed. Loan Au. Std. Loan Rev. (Supplemental Ed. Loan), Ser. 2014-A-1, (AGM Insured), 4.00%, due 12/1/2020	455,475
200,000	Maine St. Fin. Au. Solid Waste Disp. Rev. (Casella Waste Sys. Proj.), Ser. 2015, 5.13%, due 8/1/2035 Putable 8/1/2025	227,452	(b)
		682,927
Maryland 2.1%
250,000	Baltimore Spec. Oblig. Ref. Rev. Sr. Lien (Harbor Point Proj.), Ser. 2019-A, 3.63%, due 6/1/2046	251,202	(b)
2,000,000	Prince Georges Co. G.O. (Cons. Pub. Imp.), Ser. 2018-A, 4.00%, due 7/15/2032	2,336,720
		2,587,922
Michigan 2.0%
1,000,000	Michigan St. Fin. Au. Rev. Ref. (Std. Loan), Ser. 2014-25-A, 5.00%, due 11/1/2020	1,032,610
1,000,000	Michigan St. Hsg. Dev. Au. Rev., Ser. 2016-C, 2.15%, due 6/1/2023	1,012,000
400,000	Summit Academy Pub. Sch. Academy Ref. Rev., Ser. 2005, 6.38%, due 11/1/2035	400,312
		2,444,922
Minnesota 3.9%
4,000,000	JP Morgan Chase Putters/Drivers Trust Var. Sts. (Putters), Ser. 2019-5027, 1.47%, due 6/1/2021	4,000,000	(a)(b)
500,000	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Academia Cesar Chavez Sch. Proj.), Ser. 2015-A, 5.25%, due 7/1/2050	526,680

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$300,000	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Twin Cities Academy Proj.), Ser. 2015-A, 5.00%, due 7/1/2035	$320,205
		4,846,885
Missouri 0.9%
	St. Louis Co. Ind. Dev. Au. Ref. Rev. (Nazareth Living Ctr. Proj.)
255,000	Ser. 2015-A, 5.00%, due 8/15/2030	277,073
390,000	Ser. 2015-A, 5.00%, due 8/15/2035	416,773
355,000	Ser. 2015-A, 5.13%, due 8/15/2045	376,726
		1,070,572
Nevada 0.4%
500,000	Director of the St. of Nevada Dept. of Bus. & Ind. Rev. (Somerset Academy), Ser. 2015-A, 5.13%, due 12/15/2045	541,775	(b)
New Jersey 5.2%
	Atlantic City G.O. Ref.
200,000	Ser. 2017-A, (BAM Insured), 5.00%, due 3/1/2026	239,038
200,000	Ser. 2017-A, (BAM Insured), 5.00%, due 3/1/2032	238,220
200,000	Ser. 2017-A, (BAM Insured), 5.00%, due 3/1/2042	232,934
200,000	Essex Co. Imp. Au. Solid Waste Disp. Rev. (Covanta Energy Proj.), Ser. 2015, 5.25%, due 7/1/2045	204,624	(b)
350,000	New Jersey Econ. Dev. Au. Spec. Fac. Rev. Ref. (Port Newark Container Term. LLC Proj.), Ser. 2017, 5.00%, due 10/1/2047	399,963
250,000	New Jersey Higher Ed. Assist. Au. Rev. (Std. Loan Rev.), Ser. 2017-1A, 5.00%, due 12/1/2025	295,510
750,000	New Jersey Higher Ed. Assist. Au. Rev. Ref. (Std. Loan Rev.), Ser. 2018-B, 5.00%, due 12/1/2027	914,017
	New Jersey Hlth. Care Facs. Fin. Au. Contract Rev. Ref. (Hosp. Asset Trans. Prog.)
1,265,000	Ser. 2017, 5.00%, due 10/1/2026	1,492,599
1,000,000	Ser. 2017, 5.00%, due 10/1/2028	1,189,350
1,250,000	New Jersey St. Trans. Trust Fund Au., Ser. 2019-BB, 4.00%, due 6/15/2050	1,298,487
		6,504,742
New Mexico 0.4%
500,000	Winrock Town Ctr. Tax Increment Dev. Dist. Number 1 Tax Allocation Sr., Lien Rev. (Gross Receipts Tax Increment Bonds), Ser. 2015, 5.25%, due 5/1/2025	509,725	(b)(e)
New York 6.0%
200,000	Build NYC Res. Corp. Rev., Ser. 2014, 5.25%, due 11/1/2034	215,522
750,000	New York Liberty Dev. Corp. Rev. Ref. (Bank of American Tower at One Bryant Park Proj.), Ser. 2019, Class 3, 2.80%, due 9/15/2069	764,782
400,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (St. Josephs College), Ser. 2010, 5.25%, due 7/1/2025	400,804
300,000	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Montefiore Obligated Group), Ser. 2018-A, 4.00%, due 8/1/2037	332,820
900,000	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Orange Reg. Med. Ctr.), Ser. 2017, 5.00%, due 12/1/2022	988,776	(b)
100,000	New York St. HFA Rev. (Clinton Green North LLC), Ser. 2005-A, 1.16%, due 11/1/2038	100,000	(a)
200,000	New York St. HFA Rev. (Prospect Plaza Apts.), Ser. 2007-A, (LOC: Citibank N.A.), 1.16%, due 11/1/2039	200,000	(a)

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$200,000	New York St. HFA Rev. (Tribeca Pointe LLC), Ser. 1997-A, (FNMA Insured), 1.16%, due 5/15/2029	$200,000	(a)
500,000	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (American Airlines, Inc., John F Kennedy Int'l Arpt. Proj.), Ser. 2016, 5.00%, due 8/1/2031	523,255
1,000,000	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (Delta Airlines, Inc.-LaGuardia Arpt. Term. C&D Redev.), Ser. 2018, 5.00%, due 1/1/2028	1,219,560
40,000	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (LaGuardia Arpt. Term. B Redev. Proj.), Ser. 2016-A, 4.00%, due 7/1/2041	42,038
	Oneida Co. Local Dev. Corp. Rev. Ref. (Mohawk Valley Hlth. Sys. Proj.)
1,500,000	Ser. 2019-A, (AGM Insured), 3.00%, due 12/1/2044	1,461,060	(c)
500,000	Ser. 2019-A, (AGM Insured), 4.00%, due 12/1/2049	548,015	(c)
400,000	Westchester Co. Local Dev. Corp. Rev. Ref. (Wartburg Sr. Hsg. Proj.), Ser. 2015-A, 5.00%, due 6/1/2030	417,160	(b)
		7,413,792
North Carolina 1.9%
1,750,000	Columbus Co. Ind. Facs. & Poll. Ctrl. Fin. Au. Rev. Ref. (AMT Int'l Paper Co. Proj.), Ser. 2019-C, 2.10%, due 3/1/2027 Putable 10/1/2024	1,772,470
250,000	North Carolina Med. Care Commission Hlth. Care Fac. First Mtge. Rev. (Lutheran Svcs. for Aging, Inc.), Ser. 2012-A, 5.00%, due 3/1/2037	261,655
300,000	North Carolina Med. Care Commission Retirement Facs. Rev. (Twin Lakes Comm.), Ser. 2019-A, 5.00%, due 1/1/2049	342,273
		2,376,398
North Dakota 0.4%
500,000	Grand Forks Co. Solid Waste Disp. Rev. (Green Bond-Red River Biorefinery, LLC Proj.), Ser. 2018, 5.38%, due 9/15/2038	484,665	(b)
Ohio 6.8%
4,530,000	Buckeye Tobacco Settlement Fin. Au. Asset-Backed Sr. Rev. (Turbo), Ser. 2007-A-2, 5.88%, due 6/1/2030	4,542,412
500,000	Ohio St. Air Quality Dev. Au. Exempt Facs. Rev. (AMG Vanadium LLC), Ser. 2019-D, 5.00%, due 7/1/2049	551,930	(b)
1,000,000	Ohio St. Air Quality Dev. Au. Exempt Facs. Rev. (Pratt Paper LLC Proj.), Ser. 2017, 4.50%, due 1/15/2048	1,080,300	(b)
1,500,000	Ohio St. Air Quality Dev. Au. Rev. (Ohio Valley Elec. Corp. Proj.), Ser. 2014-B, 2.60%, due 6/1/2041 Putable 10/1/2029	1,515,060	(f)
750,000	Ohio St. Air Quality Dev. Au. Rev. Ref. (Ohio Valley Elec. Corp. Proj.), Ser. 2019-A, 3.25%, due 9/1/2029	771,990
		8,461,692
Oklahoma 0.3%
325,000	Oklahoma St. Dev. Fin. Au. Hlth. Sys. Rev. (OU Medicine Proj.), Ser. 2018-B, 5.50%, due 8/15/2057	387,283
Oregon 0.4%
490,000	Western Generation Agcy. Rev. (Wauna Cogeneration Proj.), Ser. 2006-A, 5.00%, due 1/1/2021	490,054
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Pennsylvania 2.7%
$500,000	Commonwealth Fin. Au. Tobacco Master Settlement Payment Rev. (Tobacco Master Settlement Payment Bonds), Ser. 2018, 5.00%, due 6/1/2020	$510,240
	Lancaster Co. Hosp. Au. Rev. (Brethren Village Proj.)
250,000	Ser. 2015, 5.25%, due 7/1/2035	271,200
150,000	Ser. 2015, 5.50%, due 7/1/2045	163,662
200,000	Luzerne Co. G.O. Ref, Ser. 2017-B, (AGM Insured), 5.00%, due 12/15/2027	242,564
750,000	Pennsylvania Econ. Dev. Fin. Au. Rev. (Bridges Finco LP), Ser. 2016-C, 5.00%, due 12/31/2038	854,212
400,000	Pennsylvania Econ. Dev. Fin. Au. Rev. Ref. (Tapestry Moon Sr. Hsg. Proj.), Ser. 2018-A, 6.75%, due 12/1/2053	404,020	(b)
300,000	Pennsylvania St. Econ. Dev. Fin. Au. Solid Waste Disp. Rev. (CarbonLite P LLC Proj.), Ser. 2019, 5.75%, due 6/1/2036	319,527	(b)
500,000	Pennsylvania St. Turnpike Commission Turnpike Rev., Subser. 2017-B-1, 5.25%, due 6/1/2047	590,935
		3,356,360
Puerto Rico 4.3%
5,045,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Ser. 2018-A-1, 5.00%, due 7/1/2058	5,296,241	(f)
Rhode Island 2.6%
	Rhode Island St. Hsg. & Mtge. Fin. Corp. Ref. Rev.
255,000	Ser. 2016-1-C, 2.75%, due 4/1/2025	264,644
275,000	Ser. 2016-1-C, 2.85%, due 10/1/2025	286,028
280,000	Ser. 2016-1-C, 2.95%, due 4/1/2026	290,150
185,000	Ser. 2016-1-C, 3.00%, due 10/1/2026	192,792
750,000	Rhode Island St. Hsg. & Mtge. Fin. Corp. Ref. Rev. (Home Funding), Ser. 2012-5, (GNMA/FNMA/FHLMC Insured), 3.35%, due 10/1/2033	768,668
	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.)
665,000	Ser. 2013-A, 3.25%, due 12/1/2022	675,899
675,000	Ser. 2017-A, 5.00%, due 12/1/2024	777,573
		3,255,754
South Carolina 1.6%
500,000	Lancaster Co. Assessment Rev. Ref. (Walnut Creek Imp. Dist.), Ser. 2016-A-1, 5.00%, due 12/1/2031	524,945
550,000	South Carolina Jobs Econ. Dev. Au. Econ. Dev. Rev. (River Park Sr. Living Proj.), Ser. 2017-A, 7.75%, due 10/1/2057	565,752
325,000	South Carolina Jobs Econ. Dev. Au. Solid Waste Disp. Rev. (Green Bond-Jasper Pellets LLC, Proj.), Ser. 2018-A, 7.00%, due 11/1/2038	339,076	(b)
500,000	South Carolina Jobs Econ. Dev. Au. Solid Waste Disp. Rev. (Repower South Berkeley LLC Proj.), Ser. 2017, 6.25%, due 2/1/2045	533,765	(b)(e)
		1,963,538
Tennessee 3.5%
3,500,000	Tennessee St. G.O., Ser. 2019-A, 5.00%, due 9/1/2035	4,342,835
Texas 6.0%
750,000	Anson Ed. Facs. Corp. Ed. Rev. (Arlington Classics Academy), Ser. 2016-A, 5.00%, due 8/15/2045	833,445
400,000	Fort Bend Co. Ind. Dev. Corp. Rev. (NRG Energy, Inc.), Ser. 2012-A, 4.75%, due 5/1/2038	421,852
400,000	Houston Arpt. Sys. Rev., Ser. 2015-B-1, 5.00%, due 7/15/2030	449,412

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$300,000	Mission Econ. Dev. Corp. Wtr. Supply Rev. (Green Bond-Env. Wtr. Minerals Proj.), Ser. 2015, 7.75%, due 1/1/2045	$270,000	(b)(d)(e)
500,000	New Hope Cultural Ed. Facs. Fin. Corp. Rev. (Beta Academy), Ser. 2019, 5.00%, due 8/15/2049	525,305	(b)
250,000	New Hope Cultural Ed. Facs. Fin. Corp. Sr. Living Rev. (Bridgemoor Plano Proj.), Ser. 2018-A, 7.25%, due 12/1/2053	264,440
500,000	New Hope Cultural Ed. Facs. Fin. Corp. Sr. Living Rev. (Cardinal Bay, Inc. Village On The Park Carriage), Ser. 2016-C, 5.75%, due 7/1/2051	527,930
500,000	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (NCCD-College Sta. Properties LLC), Ser. 2015-A, 5.00%, due 7/1/2047	462,105
2,000,000	Texas St. Private Activity Bond Surface Trans. Corp. Rev. (Segment 3C Proj.), Ser. 2019, 5.00%, due 6/30/2058	2,329,440
500,000	Texas St. Private Activity Bond Surface Trans. Corp. Rev. (Sr. Lien-Blueridge Trans. Group LLC), Ser. 2016, 5.00%, due 12/31/2040	560,355
750,000	Texas St. Trans. Commission Turnpike Sys. Rev. Ref., Ser. 2015-C, 5.00%, due 8/15/2034	848,400
		7,492,684
Utah 0.9%
500,000	Utah Charter Sch. Fin. Au. Rev. (Spectrum Academy Proj.), Ser. 2015, 6.00%, due 4/15/2045	504,410	(b)
600,000	Utah Infrastructure Agcy. Telecommunication Rev., Ser. 2019, 4.00%, due 10/15/2036	633,198	(c)
		1,137,608
Vermont 1.2%
500,000	Vermont Econ. Dev. Au. Solid Waste Disp. Rev. (Casella Waste Sys., Inc.), Ser. 2013, 4.63%, due 4/1/2036 Putable 4/3/2028	567,170	(b)
	Vermont Std. Assist. Corp. Ed. Loan Rev.
620,000	Ser. 2013-A, 3.90%, due 6/15/2022	650,448
290,000	Ser. 2015-A, 4.13%, due 6/15/2028	311,463
		1,529,081
Virginia 0.5%
400,000	Embrey Mill Comm. Dev Au. Spec. Assessment Rev., Ser. 2015, 5.30%, due 3/1/2035	416,132	(b)
200,000	Virginia College Bldg. Au. Ed. Facs. Rev. (Green Bonds-Marymount Univ. Proj.), Ser. 2015-B, 5.25%, due 7/1/2035	219,538	(b)
		635,670
Washington 0.9%
500,000	Washington St. Hlth. Care Fac. Au. Rev. Ref. (Virginia Mason Med. Ctr.), Ser. 2017, 5.00%, due 8/15/2026	586,310
500,000	Washington St. Hsg. Fin. Commission Rev. Ref. (Bayview Manor Homes), Ser. 2016-A, 5.00%, due 7/1/2046	538,670	(b)
		1,124,980
West Virginia 1.3%
735,000	West Virginia Econ. Dev. Au. Energy Rev. Ref. (Morgantown Energy Assoc. Proj.), Ser. 2016, 2.88%, due 12/15/2026	742,637
	West Virginia Hosp. Fin. Au. Rev. Ref. (Cabell Huntington Hosp. Obligated Group)
400,000	Ser. 2018-A, 5.00%, due 1/1/2043	469,480
425,000	Ser. 2018-A, 4.13%, due 1/1/2047	453,611
		1,665,728

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Wisconsin 2.2%
$400,000	Pub. Fin. Au. Ed. Rev. (Pine Lake Preparatory), Ser. 2015, 4.95%, due 3/1/2030	$433,596	(b)
300,000	Pub. Fin. Au. Ed. Rev. (Research Triangle High Sch. Proj.), Ser. 2015, 5.38%, due 7/1/2035	314,340	(b)
750,000	Pub. Fin. Au. Exempt Facs. Ref. Rev. (Celanese Proj.), Ser. 2016-C, 4.30%, due 11/1/2030	818,212
200,000	Pub. Fin. Au. Retirement Fac. Rev. Ref. (Friends Homes), Ser. 2019, 5.00%, due 9/1/2054	218,430	(b)
411,673	Pub. Fin. Au. Rev. (Goodwill Industries of So. Nevada Proj.), Ser. 2015-A, 5.50%, due 12/1/2038	362,919	(e)
500,000	Pub. Fin. Au. Rev. (Sr.-Maryland Proton Treatment Ctr. LLC), Ser. 2018-A-1, 6.38%, due 1/1/2048	527,575	(b)
		2,675,072
	Total Investments 102.5% (Cost $124,127,723)	127,579,365
	Liabilities Less Other Assets (2.5)%	(3,101,666)
	Net Assets 100.0%	$124,477,699

(a)  Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at October 31, 2019.

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2019, these securities amounted to $25,584,422, which represents 20.6% of net assets of the Fund. Securities denoted with (b) but without (e), if any, have been deemed by the investment manager to be liquid.

(c)  When-issued security. Total value of all such securities at October 31, 2019 amounted to $4,599,085, which represents 3.7% of net assets of the Fund.

(d)  Defaulted security.

(e)  Illiquid security.

(f)  All or a portion of this security is segregated in connection with obligations for when-issued securities with a total value of $5,499,051.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2019:

Asset Valuation Inputs

	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$127,579,365	$—	$127,579,365
Total Investments	$—	$127,579,365	$—	$127,579,365

(a)  The Schedule of Investments provides a categorization by state/territory for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ October 31, 2019

PRINCIPAL AMOUNT		VALUE
Municipal Notes 98.3%
Alabama 1.2%
$565,000	Fort Payne City G.O. (Sch. Warrants), Ser. 2018-B, (AGM Insured), 5.00%, due 5/1/2027	$699,899
Arkansas 1.8%
	Russellville City Wtr. & Swr. Rev.
315,000	Ser. 2018, (AGM Insured), 4.00%, due 7/1/2028	352,526
660,000	Ser. 2018, (AGM Insured), 4.00%, due 7/1/2030	732,290
		1,084,816
California 1.2%
200,000	San Diego Assoc. of Gov't Cap. Grant Receipts Rev. (Green Bond Mid-Coast Corridor Transit Proj.), Ser. 2019-A, 5.00%, due 11/15/2024	229,918
500,000	Univ. of California Regents Med. Ctr. Pooled Rev., Ser. 2013-K, 0.93%, due 5/15/2047	500,000	(a)
		729,918
District of Columbia 3.2%
1,000,000	Dist. of Columbia Hsg. Fin. Agcy. Rev., Ser. 2018-B-1, (FHA Insured), 2.55%, due 9/1/2023 Putable 3/1/2022	1,022,850
725,000	Washington Metro. Area Transit Au. Gross Rev., Ser. 2017-B, 5.00%, due 7/1/2024	847,032
		1,869,882
Florida 3.9%
700,000	Florida St. Dept. Env. Port Preservation Rev. Ref., Ser. 2016-A, 5.00%, due 7/1/2022	770,854
1,225,000	Miami-Dade Co. (Bldg. Better Comm. Prog.), Ser. 2015-D-REMK, 5.00%, due 7/1/2026	1,510,339
		2,281,193
Georgia 2.0%
1,000,000	Metropolitan Atlanta Rapid Transit Au. Sales Tax Rev. Ref., Ser. 2016-B, 5.00%, due 7/1/2035	1,202,470
Illinois 3.7%
1,000,000	Cook Co. Comm. Cons. Sch. Dist. # 21 G.O. (Wheeling Sch. Bldg.), Ser. 2019-A, (AGM Insured), 4.00%, due 12/1/2035	1,122,010	(b)
1,000,000	Illinois Fin. Au. Rev. (Clean Wtr. Initiative), Ser. 2017, 5.00%, due 1/1/2022	1,081,360
		2,203,370
Indiana 3.5%
	Anderson Sch. Bldg. Corp. (First Mtge.)
850,000	Ser. 2018, 5.00%, due 1/15/2024	976,387
895,000	Ser. 2018, 5.00%, due 1/15/2026	1,081,491
		2,057,878
Kansas 1.1%
500,000	Wyandotte Co. Unified Sch. Dist. # 203 G.O. Impt., Ser. 2018-A, 5.00%, due 9/1/2035	620,790

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Kentucky 3.7%
$500,000	Kentucky Rural Wtr. Fin. Corp. Pub. Proj. Rev. (Construction Notes), Ser. 2018-E-1, 2.25%, due 3/1/2020	$500,215
500,000	Lewis Co. Sch. Dist. Fin. Corp. Rev., Ser. 2017-B, 2.00%, due 9/1/2022	504,970
1,000,000	Logan-Todd Reg. Wtr. Commission Rev. Ref., Ser. 2016-A, (AGM Insured), 5.00%, due 7/1/2028	1,207,090
		2,212,275
Louisiana 5.8%
250,000	Greater Ouachita Wtr. Co., Inc. Waterworks & Swr. Sys. Rev. Ref., Ser. 2019, (BAM Insured), 4.00%, due 9/1/2037	281,385
845,000	Louisiana Pub. Facs. Au. Rev. Ref. (Hurricane Rec. Prog.), Ser. 2014, 5.00%, due 6/1/2024	976,710
530,000	Louisiana St. Local Gov't Env. Facs. & Comm. Dev. Au. Rev. (Sub. Lien-East Baton Rouge Swr.), Ser. 2014-A, 5.00%, due 2/1/2044	591,422
	Natchitoches Parish Sch. Dist. G.O. # 9
505,000	Ser. 2018, (AGM Insured), 5.00%, due 3/1/2027	620,276
755,000	Ser. 2018, (AGM Insured), 5.00%, due 3/1/2028	942,957
		3,412,750
Michigan 10.3%
1,000,000	Dearborn G.O. (Swr.), Ser. 2018, 4.00%, due 4/1/2033	1,136,920
500,000	Livonia Pub. Sch. Dist. G.O., Ser. 2016, (AGM Insured), 5.00%, due 5/1/2028	600,030
750,000	Michigan St. Hsg. Dev. Au. Rev. (Non Ace), Ser. 2016-B, 2.50%, due 12/1/2026	776,235
290,000	Michigan St. Hsg. Dev. Au. Rev. Ref., Ser. 2018-B, 3.15%, due 4/1/2028	311,976
1,000,000	Michigan St. Hsg. Dev. Au. Single Family Mtge. Rev. (Non Ace), Ser. 2018-C, 2.90%, due 12/1/2024	1,059,150
	Trenton Pub. Sch. Dist. G.O. (Sch. Bldg. & Site)
1,025,000	Ser. 2018, 5.00%, due 5/1/2039	1,239,584
785,000	Ser. 2018, 5.00%, due 5/1/2036	958,179
		6,082,074
Minnesota 3.8%
1,000,000	Minnesota Hsg. Fin. Agcy. (Rental Hsg.), Ser. 2019-A, (HUD SECT 8 Insured), 2.00%, due 8/1/2020	1,001,480
1,000,000	Minnesota Rural Wtr. Fin. Au. (Pub. Proj. Construction Notes), Ser. 2019, 2.00%, due 8/1/2020	1,001,910
210,000	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Metro Deaf Sch. Proj.), Ser. 2018-A, 5.00%, due 6/15/2038	222,188	(c)
		2,225,578
Mississippi 3.8%
500,000	Mississippi St. G.O., Ser. 2019-B, 4.00%, due 10/1/2039	570,725
	West Rankin Utils. Au. Rev.
440,000	Ser. 2018, (AGM Insured), 5.00%, due 1/1/2043	516,001
1,000,000	Ser. 2018, (AGM Insured), 5.00%, due 1/1/2048	1,166,200
		2,252,926

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Missouri 4.5%
$1,000,000	Bi- St. Dev. Agcy. of the Missouri-Illinois Metro. Dist. Rev. Ref. (Combined Lien Mass Transit Sales Tax Appropriation), Ser. 2019, 4.00%, due 10/1/2036	$1,157,580
	Missouri St. Env. Imp. & Energy Res. Au. Wtr. PCR
660,000	Ser. 2018-A, 5.00%, due 7/1/2029	849,843
510,000	Ser. 2018-A, 5.00%, due 1/1/2030	653,993
		2,661,416
New Jersey 1.2%
650,000	New Jersey St. Hsg. & Mtge. Fin. Agcy. Multi-Family Rev. Ref., Ser. 2017-A, 2.60%, due 11/1/2024	677,671
New York 7.2%
200,000	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. Ref. (Charter Sch. for Applied Technologies Proj.), Ser. 2017-A, 4.00%, due 6/1/2022	207,458
200,000	Build NYC Res. Corp. Rev. (New Dawn Charter Sch. Proj.), Ser. 2019, 5.75%, due 2/1/2049	212,340	(c)
	Dutchess Co. Local Dev. Corp. Rev.
225,000	Ser. 2014-A, 5.00%, due 7/1/2021	238,916
150,000	Ser. 2014-A, 5.00%, due 7/1/2022	164,784
135,000	Ser. 2014-A, 4.00%, due 7/1/2023	148,335
115,000	Ser. 2014-A, 5.00%, due 7/1/2025	134,171
450,000	Monroe Co. Ind. Dev. Corp. Rev. Ref. (Highland Hosp. Rochester Proj.), Ser. 2015, 5.00%, due 7/1/2022	493,807
150,000	Nassau Co. Local Econ. Assist. Corp. Rev. (Catholic Hlth. Svcs. of Long Island Obligated Group Proj.), Ser. 2014, 5.00%, due 7/1/2027	171,249
420,000	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev. (Second Gen. Resolution Rev. Bonds), Ser. 2013-AA-2, (LOC: JP Morgan Chase Bank N.A.), 1.35%, due 6/15/2050	420,000	(a)
200,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (North Shore-Long Island Jewish Oblig. Group), Ser. 2011-A, 5.00%, due 5/1/2022 Pre-Refunded 5/1/2021	211,448
1,000,000	New York St. HFA Rev. (Affordable Hsg.), (SONYMA, FNMA/FHLMC Insured), Ser. 2019-O, 1.45%, due 5/1/2023	1,000,290	(d)
500,000	New York St. Hsg. Fin. Agcy. Rev. (Green Bond), Ser. 2018-F, (SONYMA Insured), 2.15%, due 5/1/2021	500,255
350,000	Rockland Co. G.O. (Pub. Imp.), Ser. 2014-C, (AGM Insured), 4.00%, due 5/1/2021	364,711	(b)
		4,267,764
North Carolina 1.2%
	Scotland Co. Rev.
350,000	Ser. 2018, 5.00%, due 12/1/2024	411,534
250,000	Ser. 2018, 5.00%, due 12/1/2026	307,000
		718,534
North Dakota 0.4%
250,000	Grand Forks Co. Solid Waste Disp. Rev. (Green Bond-Red River Biorefinery, LLC Proj.), Ser. 2018, 5.38%, due 9/15/2038	242,333	(c)
Ohio 3.5%
750,000	American Muni. Pwr. Ohio, Inc. Rev. (Comb. Hydroelectric Proj.), Ser. 2018-A, 2.25%, due 2/15/2048 Putable 8/15/2021	756,337

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
	American Muni. Pwr. Ohio, Inc. Rev. Solar Elec. Pre-Payment (Green Bond)
$305,000	Ser. 2019-A, 5.00%, due 2/15/2020	$308,142
200,000	Ser. 2019-A, 5.00%, due 2/15/2021	209,364
300,000	Ser. 2019-A, 5.00%, due 2/15/2022	325,254
175,000	Ser. 2019-A, 5.00%, due 2/15/2023	195,622
250,000	Ohio St. Air Quality Dev. Au. Exempt Facs. Rev. (AMG Vanadium LLC), Ser. 2019-D, 5.00%, due 7/1/2049	275,965	(c)
		2,070,684
Oklahoma 3.9%
935,000	Delaware Co. Ed. Facs. Au. Ed. Facs. Lease Rev. (Grove Pub. Sch. Proj.), Ser. 2015, 5.00%, due 9/1/2022	1,024,947
555,000	Lincoln Co. Ed. Facs. Au. Ed. Facs. Lease Rev. (Stroud Pub. Sch. Proj.), Ser. 2016, 5.00%, due 9/1/2027	667,226
535,000	Tulsa Co. Ind. Au. Ed. Facs. Lease Rev. (Glenpool Pub. Sch. Proj.), Ser. 2017-A, 5.00%, due 9/1/2023	604,652
		2,296,825
Pennsylvania 8.5%
	Allegheny Co. Sanitary Au. Rev.
290,000	Ser. 2018, 5.00%, due 6/1/2030	362,390
565,000	Ser. 2018, 5.00%, due 6/1/2032	701,182
100,000	Pennsylvania St. Econ. Dev. Fin. Au. Solid Waste Disp. Rev. (CarbonLite P LLC Proj.), Ser. 2019, 5.75%, due 6/1/2036	106,509	(c)
1,000,000	Pennsylvania St. Hsg. Fin. Agcy. Single Family Mtge. Rev., Ser. 2018-127B, 2.85%, due 4/1/2026	1,066,120
1,000,000	Philadelphia Au. For Ind. Dev. City Svc. Agreement Rev., Ser. 2018, 5.00%, due 5/1/2030	1,239,070
850,000	Philadelphia Sch. Dist. G.O. (Green Bond), Ser. 2019-B, 5.00%, due 9/1/2024	985,371	(d)
500,000	Philadelphia Wtr. & Wastewater Rev. Ref., Ser. 2016, 5.00%, due 10/1/2023	572,185
		5,032,827
Rhode Island 0.9%
500,000	Rhode Island St. Providence Plantation Lease Ref. Cert. of Participation (Sch. Deaf Proj.), Ser. 2017-D, 5.00%, due 4/1/2022	543,505
South Carolina 2.7%
500,000	Allendale Co. Sch. Dist. Energy Savings Spec. Oblig. Rev. Ref. (Impt.), Ser. 2014, 3.00%, due 12/1/2020	507,265
800,000	Newberry Investing in Children's Ed. Installment Purchase Rev. Ref. (Newberry Co. Sch. Dist.), Ser. 2014, 5.00%, due 12/1/2023	915,024
175,000	South Carolina Jobs Econ. Dev. Au. Solid Waste Disp. Rev. (Green Bond-Jasper Pellets LLC, Proj.), Ser. 2018-A, 7.00%, due 11/1/2038	182,579	(c)
		1,604,868
Texas 7.6%
910,000	El Paso Wtr. & Swr. Rev. Ref., Ser. 2014, 5.00%, due 3/1/2024	1,052,069
850,000	Laredo Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2013, 5.00%, due 8/1/2024	959,676
1,015,000	Weslaco G.O. Ref., Ser. 2017, (AGM Insured), 5.00%, due 8/15/2027	1,265,532
1,000,000	Ysleta Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2017, (PSF-GTD Insured), 5.00%, due 8/15/2041	1,187,320
		4,464,597

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Utah 1.7%
$915,000	Grand Co. Sch. Dist. Local Bldg. Au. Rev., Ser. 2019, (AGM Insured), 5.00%, due 12/15/2022	$1,018,139
West Virginia 5.3%
500,000	West Virginia Hosp. Fin. Au. Rev. (Impt. West Virginia Univ. Hlth. Sys. Obligated Group), Ser. 2018-A, 5.00%, due 6/1/2052	584,225
700,000	West Virginia Hosp. Fin. Au. Rev. (West Virginia Univ. Hlth. Sys.), Ser. 2017-A, 5.00%, due 6/1/2035	834,435
	West Virginia Hsg. Dev. Fund Rev. (Hsg. Fin.)
220,000	Ser. 2018-A, (HUD SECT 8 Insured), 1.88%, due 11/1/2020	221,199
275,000	Ser. 2018-A, (HUD SECT 8 Insured), 2.65%, due 11/1/2024	288,035
990,000	West Virginia Wtr. Dev. Au. Rev. Ref. (Loan Prog.), Ser. 2018-A-IV, 5.00%, due 11/1/2036	1,217,997
		3,145,891
Wisconsin 0.7%
395,000	Oregon Sch. Dist. G.O. (Green Bond-Sch. Bldg. & Impt.), Ser. 2019, 5.00%, due 3/1/2022	429,258
	Total Investments 98.3% (Cost $55,510,118)	58,110,131
	Other Assets Less Liabilities 1.7%	992,138
	Net Assets 100.0%	$59,102,269

(a)  Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at October 31, 2019.

(b)  All or a portion of this security is segregated in connection with obligations for when-issued securities with a total value of $1,486,721.

(c)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2019, these securities amounted to $1,241,914, which represents 2.1% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(d)  When-issued security. Total value of all such securities at October 31, 2019 amounted to $1,985,661, which represents 3.4% of net assets of the Fund.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2019:

Asset Valuation Inputs

	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$58,110,131	$—	$58,110,131
Total Investments	$—	$58,110,131	$—	$58,110,131

(a)  The Schedule of Investments provides a categorization by state/territory for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^
October 31, 2019

PRINCIPAL AMOUNT		VALUE
Municipal Notes 100.7%
Alaska 1.2%
$2,000,000	Alaska St. Hsg. Fin. Corp. Ref. Rev. (Cap. Proj. Bonds II), Ser. 2014-D, 5.00%, due 12/1/2025	$2,345,000
Arizona 0.8%
500,000	Maricopa Co. Ind. Dev. Au. Rev. (Banner Hlth. Obligated Group), Ser. 2017-C, 5.00%, due 1/1/2048 Putable 10/18/2024	583,385
950,000	Maricopa Co. Ind. Dev. Au. Sr. Living Fac. Rev. Ref. (Christian Care Retirement Apts., Inc. Proj.), Ser. 2016-A, 5.00%, due 1/1/2024	1,091,693
		1,675,078
California 5.1%
2,000,000	California Pub. Works Board Lease Rev. Ref., Ser. 2017-B, 5.00%, due 10/1/2026	2,476,940
1,000,000	California St. G.O. Ref., Ser. 2019, 5.00%, due 4/1/2032	1,355,980
250,000	California Statewide Communities Dev. Au. Rev. (Henry Mayo Newhall Mem. Hosp.), Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/2028	287,672
1,665,000	Contra Costa Co. Redev. Agcy. Successor Agcy. Tax Allocation Ref., Ser. 2017-A, (BAM Insured), 5.00%, due 8/1/2032	2,064,234
	Fresno Joint Pwr. Fin. Au. Lease Rev. Ref. (Master Lease Proj.)
1,300,000	Ser. 2017-A, (AGM Insured), 5.00%, due 4/1/2027	1,608,633
400,000	Ser. 2017-A, (AGM Insured), 5.00%, due 4/1/2032	484,440
560,000	Placer Co. Wtr. Agcy. Cert. of Participation Ref. Rev., Ser. 2016, 4.00%, due 7/1/2030	646,240
	San Marcos Unified Sch. Dist. G.O. Cap. Appreciation (Election 2010)
740,000	Ser. 2012-B, 0.00%, due 8/1/2026	657,623
645,000	Ser. 2012-B, 0.00%, due 8/1/2027	558,054
		10,139,816
Colorado 2.4%
1,250,000	Colorado Springs Utils. Rev. Ref. (Unrefunded), Ser. 2011-A, 5.00%, due 11/15/2026	1,343,238
945,000	Colorado St. Ed. & Cultural Facs. Au. Rev. Ref. (Alexander Dawson Sch. Proj.), Ser. 2016, 5.00%, due 5/15/2025	1,113,210
750,000	Colorado St. Hlth. Facs. Au. Hosp. Rev. Ref. (Commonspirit Hlth.), Ser. 2019-A-2, 4.00%, due 8/1/2049	801,870
1,000,000	Denver Hlth. & Hosp. Au. Healthcare Rev. Ref., Ser. 2019-A, 4.00%, due 12/1/2037	1,111,290
300,000	Westminster Cert. of Participation Ref., Ser. 2013, 4.00%, due 12/1/2025	330,654
		4,700,262
Connecticut 4.0%
1,990,000	Connecticut HFA Hsg. Fin. Mtg. Prog. Rev. Ref., Subser. 2017-A-4, 3.65%, due 11/15/2032	2,085,062
3,000,000	Connecticut St. G.O., Ser. 2018-C, 4.00%, due 6/15/2024	3,320,940
400,000	Connecticut St. G.O. Ref., Ser. 2019-B, 5.00%, due 2/15/2029	505,992
2,000,000	Connecticut St. Hlth. & Ed. Facs. Au. Rev. (Yale Univ.), Ser. 1997-T-2, 1.65%, due 7/1/2029 Putable 2/3/2020	2,001,700
		7,913,694
Delaware 0.7%
	Delaware St. Hlth. Facs. Au. Rev. (Beebe Med. Ctr.)
610,000	Ser. 2018, 5.00%, due 6/1/2027	731,884
500,000	Ser. 2018, 5.00%, due 6/1/2028	608,285
		1,340,169

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
District of Columbia 0.4%
	Dist. of Columbia Rev. (Assoc. of American Med. College)
$460,000	Ser. 2011-A, 5.00%, due 10/1/2021	$492,513
350,000	Ser. 2011-A, 5.00%, due 10/1/2022	385,252
		877,765
Florida 4.4%
700,000	Cape Coral Spec. Obligation Ref. Rev., Ser. 2015, 4.00%, due 10/1/2030	782,418
1,000,000	CityPlace Comm. Dev. Dist. Spec. Assessment Ref. Rev., Ser. 2012, 5.00%, due 5/1/2026	1,140,430
825,000	Escambia Co. Florida Env. Imp. Rev. Ref. (Int'l Paper Co. Proj.), Ser. 2019-B, 2.00%, due 11/1/2033 Putable 10/1/2024	834,900
340,000	JEA Elec. Sys. Rev., Ser. 2013-A, 5.00%, due 10/1/2029 Pre-Refunded 10/1/2022	377,124
2,000,000	Miami-Dade Co. G.O. Ref., Ser. 2015-B, 4.00%, due 7/1/2032	2,186,400
1,155,000	Port St. Lucie Research Facs. Rev. (Oregon Hlth. and Science Univ. Vaccine and Gene Therapy Institute Florida Corp. Proj.), Ser. 2010, 5.00%, due 5/1/2022 Pre-Refunded 5/1/2020	1,176,506
2,040,000	Seminole Co. Sales Tax Rev. Ref., Ser. 2006-B, (National Public Finance Guarantee Corp. Insured), 5.25%, due 10/1/2023	2,358,995
		8,856,773
Georgia 2.9%
1,645,000	Bulloch Co. Dev. Au. Std. Hsg. Rev. Ref. (Georgia So. Univ. Hsg. Foundation One LLC), Ser. 2012, (AGM Insured), 5.00%, due 8/1/2022	1,802,953
1,000,000	Forsyth Co. G.O. Ref., Ser. 2015-B, 5.00%, due 3/1/2027	1,193,380
	Muni. Elec. Au. of Georgia (Plant Vogtle units 3&4 Proj. M Bonds)
500,000	Ser. 2019-A, 5.00%, due 1/1/2032	602,945
400,000	Ser. 2019-A, 5.00%, due 1/1/2033	480,532
	Private Colleges & Univ. Au. Rev. (Savannah College of Art & Design, Inc.)
290,000	Ser. 2014, 5.00%, due 4/1/2022	315,882
540,000	Ser. 2014, 5.00%, due 4/1/2025	625,369
850,000	Savannah Econ. Dev. Au. Rev. Ref. (Int'l Paper Co. Proj.), Ser. 2019-A, 2.00%, due 11/1/2033 Putable 10/1/2024	860,200
		5,881,261
Illinois 7.6%
470,000	Bureau Co. Township High Sch. Dist. No. 502 G.O., Ser. 2017-A, (BAM Insured), 5.00%, due 12/1/2033	559,342
1,400,000	Cook Co. Sch. Dist. No. 144 Prairie Hills G.O. (Ltd. Sch.), Ser. 2010-A, (AGM Insured), 5.25%, due 12/1/2027 Pre-Refunded 12/1/2020	1,460,214
1,000,000	Cook Co. Sch. Dist. No. 83 G.O. (Ref. Sch.), Ser. 2011-D, 5.13%, due 12/1/2030 Pre-Refunded 12/1/2021	1,079,760
750,000	Dekalb Kane LaSalle Cos. Comm. College Dist. No. 523 G.O., Ser. 2011-B, 0.00%, due 2/1/2025	579,180
1,085,000	Illinois Fin. Au. Rev. (LOC Gov't Prog.-Brookfield Lagrange Park Sch. Dist. No. 95 Proj.), Ser. 2018, 4.00%, due 12/1/2038	1,186,578
	Illinois Fin. Au. Rev. (LOC Gov't Prog.-E Prairie Sch. Dist. No. 73 Proj.)
1,065,000	Ser. 2018, (BAM Insured), 5.00%, due 12/1/2029	1,313,507
485,000	Ser. 2018, (BAM Insured), 4.00%, due 12/1/2042	527,859
	Illinois St. Fin. Au. Rev. (Downers Grove Comm. High Sch. Dist. No. 99 Proj.)
1,000,000	Ser. 2019, 4.00%, due 12/15/2030	1,171,730
1,000,000	Ser. 2019, 4.00%, due 12/15/2031	1,159,100

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
	Illinois St. G.O.
$250,000	Ser. 2017-D, 5.00%, due 11/1/2026	$284,090
2,000,000	Ser. 2017-D, 5.00%, due 11/1/2028	2,287,840
125,000	Illinois St. G.O. Ref., Ser. 2010, 5.00%, due 1/1/2020	125,595
500,000	Sales Tax Securitization Corp. Rev. Ref., Ser. 2017-A, 5.00%, due 1/1/2028	600,490
	So. Illinois Univ. Cert. of Participation (Cap. Imp. Proj.)
500,000	Ser. 2014-A1, (BAM Insured), 4.00%, due 2/15/2026	540,050
500,000	Ser. 2014-A1, (BAM Insured), 5.00%, due 2/15/2027	559,200
	Springfield G.O.
950,000	Ser. 2014, 4.25%, due 12/1/2027	1,039,310
665,000	Ser. 2014, 5.00%, due 12/1/2028	764,271
		15,238,116
Indiana 0.3%
500,000	Indiana St. Muni. Pwr. Agcy. Ref. Rev., Ser. 2016-C, 5.00%, due 1/1/2027	609,580
Iowa 0.3%
640,000	Iowa St. Fin. Au. Single Family Mtge. Rev. (Non Ace-Mtge.-Backed Sec. Prog.), Ser. 2017-C, (GNMA/FNMA/FHLMC Insured), 2.30%, due 1/1/2026	663,622
Kansas 1.7%
500,000	Goddard Kansas Sales Tax Spec. Oblig. Rev. Ref. (Olympic Park Star Bond Proj.), Ser. 2019, 3.60%, due 6/1/2030	494,380	(a)
	Wichita City Sales Tax. Spec. Oblig. Rev. (River Dist. Stadium Star Bond Proj.)
305,000	Ser. 2018, 5.00%, due 9/1/2025	364,701
1,000,000	Ser. 2018, 5.00%, due 9/1/2027	1,248,780
1,245,000	Wyandotte Co. - Kansas City Unified Gov't Utils. Sys. Rev. (Impt.), Ser. 2012-B, 5.00%, due 9/1/2032	1,358,295
		3,466,156
Kentucky 0.8%
1,470,000	Laurel Co. Judicial Ctr. Pub. Properties Corp. Ref. Rev. (Justice Center Proj.), Ser. 2015, 4.00%, due 3/1/2024	1,610,517
Louisiana 0.1%
145,000	Monroe Sales & Use Tax Ref. Rev., Ser. 2012, 4.00%, due 7/1/2023	151,028
Maryland 4.7%
2,645,000	Anne Arundel Co. G.O., Ser. 2018, 5.00%, due 10/1/2023	3,032,307
250,000	Baltimore Spec. Oblig. Ref. Rev. Sr. Lien (Harbor Point Proj.), Ser. 2019-A, 3.63%, due 6/1/2046	251,203	(b)
2,500,000	Maryland St. Dept. of Trans. Ref. Rev. Ref., Ser. 2016, 4.00%, due 9/1/2025	2,877,450
3,060,000	Maryland St. G.O. (Local Fac. Loan), Ser. 2013-A, 4.00%, due 8/1/2025	3,209,389
		9,370,349
Massachusetts 2.4%
230,000	Boston Wtr. & Swr. Commission Rev., Ser. 1993-A, (National Public Finance Guarantee Corp. Insured), 5.25%, due 11/1/2019	230,000
775,000	Massachusetts Dev. Fin. Agcy. Rev. Ref., Ser. 2019-A, 5.00%, due 7/1/2031	950,018

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$400,000	Massachusetts St. Dev. Fin. Agcy. Rev. (CareGroup Obligated Group), Ser. 2018-J2, 5.00%, due 7/1/2053	$469,944
2,890,000	Massachusetts St. Sch. Bldg. Au. Sales Tax Rev., Ser. 2011-B, 5.00%, due 10/15/2035	3,093,370
		4,743,332
Michigan 1.5%
1,000,000	Detroit Downtown Dev. Au. Tax Increment Rev. Ref. (Catalyst Dev. Proj.), Ser. 2018-A, (AGM Insured), 5.00%, due 7/1/2029	1,133,140
1,830,000	Michigan St. Hsg. Dev. Au. Rev., Ser. 2016-B, 2.30%, due 6/1/2025	1,898,753
		3,031,893
Minnesota 0.9%
550,000	Minnesota St. G.O., Ser. 2015-A, 5.00%, due 8/1/2029	658,240
1,000,000	St. Paul Hsg. & Redev. Au. Hlth. Care Rev. Ref. (Fairview Hlth. Svcs. Obligated Group), Ser. 2017-A, 4.00%, due 11/15/2043	1,094,500
		1,752,740
Mississippi 3.3%
1,250,000	Mississippi Dev. Bank Spec. Oblig. (Madison Co. Hwy. Proj.), Ser. 2013-C, 5.00%, due 1/1/2027	1,534,862
1,325,000	Mississippi St. G.O. Ref., Ser. 2015-C, 5.00%, due 10/1/2026	1,597,049
2,100,000	Warren Co. Gulf Opportunity Zone Rev. Ref. (Int'l Paper Co. Proj.), Ser. 2018, 2.90%, due 9/1/2032 Putable 9/1/2023	2,189,964
1,000,000	West Rankin Utils. Au. Rev., Ser. 2018, (AGM Insured), 5.00%, due 1/1/2043	1,172,730
		6,494,605
Missouri 2.0%
2,000,000	Missouri St. Hlth. & Ed. Facs. Au. Hlth. Fac. Rev. Ref. (SSM Hlth. Care Oblig.), Ser. 2018-C, 5.00%, due 6/1/2036 Putable 6/1/2023	2,194,120
	Missouri St. Hsg. Dev. Commission Single Family Mtge. Rev. (Non-AMT Spec. Homeownership Loan Prog.)
770,000	Ser. 2014-A,(GNMA/FNMA/FHLMC Insured), 3.80%, due 11/1/2034	814,044
895,000	Ser. 2014-A,(GNMA/FNMA/FHLMC Insured), 4.00%, due 11/1/2039	941,549
		3,949,713
New Jersey 4.1%
1,000,000	New Jersey Econ. Dev. Au. Rev., Ser. 2017-DDD, 5.00%, due 6/15/2042	1,125,780
1,130,000	New Jersey Hlth. Care Fac. Fin. Au. Rev. (Inspira Hlth. Obligated Group), Ser. 2017-A, 5.00%, due 7/1/2029	1,384,646
1,500,000	New Jersey Hlth. Care Facs. Fin. Au. Contract Rev. Ref. (Hosp. Asset Trans. Prog.), Ser. 2017, 5.00%, due 10/1/2028	1,784,025
1,000,000	New Jersey Hlth. Care Facs. Fin. Au. Contract Rev. Ref. (Princeton Hlth. Care Sys.), Ser. 2017, 5.00%, due 10/1/2026	1,179,920
	New Jersey St. Trans. Trust Fund Au.
600,000	Ser. 2019-BB, 5.00%, due 6/15/2029	717,810
500,000	Ser. 2019-BB, 4.00%, due 6/15/2050	519,395
1,000,000	New Jersey St. Trans. Trust Fund Au. Trans. Sys. Rev. Ref, Ser. 2018-A, 5.00%, due 12/15/2032	1,173,390
295,000	Union Co. Imp. Au. Rev. (Correctional Fac. Proj.), Ser. 2013, 4.00%, due 6/15/2023	322,234
		8,207,200

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
New York 11.4%
$390,000	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A, 5.00%, due 12/1/2026	$451,682
650,000	Albany Co. G.O., Ser. 2012-B, 4.00%, due 11/1/2022 Pre-Refunded 11/1/2020	669,000
1,140,000	Hempstead Town Local Dev. Corp. Rev. Ref. (Molloy College Proj.), Ser. 2017, 5.00%, due 7/1/2029	1,376,083
	Long Beach, G.O.
335,000	Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/2021	352,929
520,000	Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/2023	571,953
1,000,000	Monroe Co. G.O. (Pub. Imp.), Ser. 2019-A, (BAM Insured), 4.00%, due 6/1/2028	1,156,440
505,000	MTA Hudson Rail Yards Trust Oblig. Rev., Ser. 2016-A, 5.00%, due 11/15/2046	505,838
500,000	New Paltz Central Sch. Dist. G.O., Ser. 2019, 4.00%, due 2/15/2029	589,470
4,000,000	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev. Ref., Ser. 2011-AA, 5.00%, due 6/15/2033	4,230,080	(c)
	New York City Transitional Fin. Au. Rev. (Future Tax Secured)
1,850,000	Subser. 2016-A-1, 4.00%, due 5/1/2031	2,101,951
3,300,000	Subser. 2018-B-4, (LOC: JP Morgan Chase Bank N.A.), 1.35%, due 8/1/2042	3,300,000	(d)
	New York City Trust for Cultural Res. Rev. Ref. (Carnegie Hall)
310,000	Ser. 2019, 5.00%, due 12/1/2037	396,788
600,000	Ser. 2019, 5.00%, due 12/1/2038	765,924
300,000	Ser. 2019, 5.00%, due 12/1/2039	381,954
800,000	New York St. Dorm. Au. Personal Income Tax Rev., Ser. 2014-C, 5.00%, due 3/15/2025	928,528
125,000	New York St. Dorm. Au. Personal Income Tax Rev. Ref., Ser. 2015-E, 5.00%, due 3/15/2026	150,783
900,000	New York St. Dorm. Au. Sales Tax Rev., Ser. 2013-A, 5.00%, due 3/15/2028	1,012,779
	Oneida Co. Local Dev. Corp. Rev. Ref. (Mohawk Valley Hlth. Sys. Proj.)
2,250,000	Ser. 2019-A, (AGM Insured), 3.00%, due 12/1/2044	2,191,590	(a)
500,000	Ser. 2019-A, (AGM Insured), 4.00%, due 12/1/2049	548,015	(a)
1,000,000	Utils. Debt Securitization Au. Rev., Ser. 2013-TE, 5.00%, due 12/15/2028	1,152,000
		22,833,787
Ohio 1.3%
1,515,000	Dayton Metro Library G.O. (Library Impt.), Ser. 2013-A, 5.00%, due 12/1/2028	1,629,746
1,000,000	Ohio St. Air Quality Dev. Au. Rev. (American Elec. Pwr. Co. Proj.), Ser. 2014-A, 2.40%, due 12/1/2038 Putable 10/1/2029	1,012,910
		2,642,656
Oklahoma 2.4%
2,000,000	Carter Co. Pub. Fac. Au. Ed. Fac. Lease Rev., Ser. 2018, 5.00%, due 9/1/2029	2,467,760
455,000	Cleveland Co. Ed. Facs. Au. Lease Rev. Ref. (Noble Pub. Sch. Proj.), Ser. 2017, 5.00%, due 9/1/2031	544,203
1,500,000	Weatherford Ind. Trust Ed. Fac. Lease Rev. (Weatherford Pub. Sch. Proj.), Ser. 2019, 5.00%, due 3/1/2033	1,840,350
		4,852,313
Oregon 0.8%
1,485,000	Multnomah Co. Sch. Dist. # 3 Park Rose G.O., Ser. 2011-A, 5.00%, due 6/30/2031 Pre-Refunded 6/30/2021	1,576,699
Pennsylvania 9.1%
2,675,000	Allegheny Co. Hosp. Dev. Au. Rev. Ref. (Univ. Pittsburgh Med. Ctr.), Ser. 2019-A, 5.00%, due 7/15/2029	3,423,813

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
	Lackawanna Co. Ind. Dev. Au. Rev. Ref. (Univ. of Scranton)
$940,000	Ser. 2017, 5.00%, due 11/1/2028	$1,143,125
600,000	Ser. 2017, 5.00%, due 11/1/2029	727,080
500,000	Ser. 2017, 5.00%, due 11/1/2030	602,470
	Luzerne Co. G.O. Ref
500,000	Ser. 2017-A, (AGM Insured), 5.00%, due 12/15/2025	588,630
500,000	Ser. 2017-A, (AGM Insured), 5.00%, due 12/15/2026	598,880
400,000	Ser. 2017-A, (AGM Insured), 5.00%, due 12/15/2027	485,128
300,000	Ser. 2017-B, (AGM Insured), 5.00%, due 12/15/2025	353,178
170,000	Ser. 2017-B, (AGM Insured), 5.00%, due 12/15/2026	203,619
	Luzerne Co. Ind. Dev. Au. Lease Rev. Ref. Gtd.
550,000	Ser. 2017, (AGM Insured), 5.00%, due 12/15/2025	641,619
525,000	Ser. 2017, (AGM Insured), 5.00%, due 12/15/2026	608,548
250,000	Ser. 2017, (AGM Insured), 5.00%, due 12/15/2027	288,445
1,000,000	Pennsylvania St. G.O., Ser. 2015, 5.00%, due 3/15/2029	1,170,650
225,000	Pennsylvania St. Ref. G.O., Ser. 2016, 5.00%, due 9/15/2026	275,074
2,065,000	Pennsylvania St. Turnpike Commission Rev. Ref., Ser. 2016, 5.00%, due 6/1/2027	2,460,716
	Pennsylvania St. Turnpike Commission Turnpike Rev.
400,000	Subser. 2019-A, 5.00%, due 12/1/2033	500,028
1,000,000	Subser. 2019-A, 4.00%, due 12/1/2049	1,092,430
2,100,000	Philadelphia Hosp. & Higher Ed. Facs. Au. Rev. Ref. (Children's Hosp.), Ser. 2005-A, (LOC: Wells Fargo Bank N.A.), 1.30%, due 2/15/2021	2,100,000	(d)
750,000	Southeastern Trans. Au. Rev. Ref., Ser. 2017, 5.00%, due 3/1/2028	943,717
		18,207,150
Rhode Island 3.1%
500,000	Providence Redev. Agcy. Ref. Rev., Ser. 2015-A, 5.00%, due 4/1/2022	535,610
	Rhode Island Commerce Corp. Spec. Fac. Rev. Ref. (1st Lien - Rhode Island Arpt. Corp. Int'l Fac. Proj.)
1,170,000	Ser. 2018, 5.00%, due 7/1/2028	1,437,591
645,000	Ser. 2018, (BAM-TCRS Insured), 5.00%, due 7/1/2034	775,600
	Rhode Island St. Hlth. & Ed. Bldg. Corp. Pub. Sch. Rev. Ref.
500,000	Ser. 2017-A, (AGM Insured), 5.00%, due 5/15/2024	578,185
400,000	Ser. 2017-A, (AGM Insured), 5.00%, due 5/15/2025	472,828
625,000	Rhode Island St. Hlth. & Ed. Bldg. Corp. Rev. (Providence Pub. Sch. Prog.), Ser. 2013-A, 5.00%, due 5/15/2022	679,431
1,505,000	Rhode Island St. Hsg. & Mtge. Fin. Corp. Ref. Rev. (Home Funding), Ser. 2012-5, (GNMA/FNMA/FHLMC Insured), 3.35%, due 10/1/2033	1,542,459
200,000	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.), Ser. 2010-A, 4.40%, due 12/1/2019	200,600
		6,222,304
South Carolina 1.2%
100,000	South Carolina Jobs Econ. Dev. Au. Econ. Dev. Rev. (River Park Sr. Living Proj.), Ser. 2017-A, 7.75%, due 10/1/2057	102,864
2,000,000	South Carolina St. Pub. Svc. Au. Oblig. Rev. Ref., Ser. 2014-C, 5.00%, due 12/1/2028	2,320,620
		2,423,484
Tennessee 2.2%
700,000	Greeneville Hlth. & Ed. Facs. Board Hosp. Rev. Ref. (Ballad Hlth. Obligated Group), Ser. 2018-A, 5.00%, due 7/1/2032	778,603
1,500,000	Tennessee St. Energy Acquisition Corp. Gas Rev., Ser. 2018, 4.00%, due 11/1/2049 Putable 11/1/2025	1,654,395

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$1,505,000	Tennessee St. G.O., Ser. 2019-A, 5.00%, due 9/1/2035	$1,867,419
		4,300,417
Texas 8.1%
1,650,000	Bexar Co. G.O. (Cert. Oblig.), Ser. 2013-B, 5.00%, due 6/15/2022	1,811,172
2,700,000	Dallas Co. G.O. (Cert. Oblig.), Ser. 2016, 5.00%, due 8/15/2023	3,076,461
400,000	Gulf Coast Waste Disp. Au. Rev. (Bayport Area Sys.), Ser. 2013, (AGM Insured), 3.00%, due 10/1/2026	415,036
600,000	Houston Wtr. & Swr. Sys. Jr. Lien Ref. Rev., Ser. 2001-B, (National Public Finance Guarantee Corp. Insured), 5.50%, due 12/1/2024	694,812
1,250,000	La Joya Independent Sch. Dist. Ref. G.O., Ser. 2013, (PSF-GTD Insured), 5.00%, due 2/15/2033	1,548,475
1,250,000	Laredo Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2013, 5.00%, due 8/1/2027	1,407,400
	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (Collegiate Hsg. College Sta. I LLC)
160,000	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/2020	161,429
200,000	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/2021	206,174
200,000	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/2022	210,578
125,000	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/2023	134,183
220,000	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/2024	240,517
1,900,000	North Tollway Au. First Tier Rev. Ref., Ser. 2017-A, 5.00%, due 1/1/2043	2,275,991
1,290,000	Pampa Independent Sch. Dist. G.O. Ref., Ser. 2016, (PSF-GTD Insured), 5.00%, due 8/15/2032	1,520,665
700,000	Prosper Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2019, (PSF-GTD Insured), 5.00%, due 2/15/2030	903,203
1,420,000	Southwest Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2013, (PSF-GTD Insured), 5.00%, due 2/1/2026	1,534,267
50,000	Texas Pub. Fin. Au. Rev. (So. Univ. Fin. Sys.), Ser. 2013, (BAM Insured), 5.00%, due 11/1/2020	51,646
		16,192,009
Utah 1.7%
	Midvale Redev. Agcy. Tax Increment & Sales Tax Rev.
660,000	Ser. 2018, 5.00%, due 5/1/2032	810,922
695,000	Ser. 2018, 5.00%, due 5/1/2033	851,667
380,000	Ser. 2018, 5.00%, due 5/1/2034	464,619
200,000	Utah Infrastructure Agcy. Telecommunication Rev., Ser. 2019, 4.00%, due 10/15/2036	211,066	(a)
990,000	Weber Co. Spec. Assessment (Summit Mountain Assessment Area), Ser. 2013, 5.50%, due 1/15/2028	1,117,591
		3,455,865
Vermont 0.4%
685,000	Burlington Elec. Sys. Rev., Ser. 2014-A, (AGM Insured), 3.63%, due 7/1/2029	736,402
Virginia 1.2%
2,000,000	Henrico Co. Wtr. & Swr. Ref. Rev., Ser. 2016, 5.00%, due 5/1/2027	2,461,360
Washington 3.4%
	Kent Ref. G.O.
900,000	Ser. 2016, 4.00%, due 12/1/2029	1,030,491
1,000,000	Ser. 2016, 4.00%, due 12/1/2030	1,133,590

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
	North Thurston Pub. Sch. G.O.
$215,000	Ser. 2016, 4.00%, due 12/1/2028	$247,366
250,000	Ser. 2016, 4.00%, due 12/1/2029	285,580
375,000	Ser. 2016, 4.00%, due 12/1/2030	425,344
	Washington St. Hlth. Care Fac. Au. Rev. Ref. (Virginia Mason Med. Ctr.)
15,000	Ser. 2017, 5.00%, due 8/15/2025	17,330
1,045,000	Ser. 2017, 5.00%, due 8/15/2026	1,225,388
320,000	Washington St. Ref. G.O., Ser. 2016-B, 5.00%, due 7/1/2026	389,165
	Whitman Co. Sch. Dist. No. 267 Pullman G.O.
800,000	Ser. 2016, 4.00%, due 12/1/2029	907,992
975,000	Ser. 2016, 4.00%, due 12/1/2030	1,102,023
		6,764,269
West Virginia 0.4%
700,000	West Virginia Hosp. Fin. Au. Rev. Ref. (Cabell Huntington Hosp. Obligated Group), Ser. 2018-A, 5.00%, due 1/1/2029	869,218
Wisconsin 2.4%
2,650,000	Cedarburg Sch. Dist. G.O., Ser. 2019, 4.00%, due 3/1/2032	3,014,349
470,000	Pub. Fin. Au. Lease Dev. Rev. (Central Dist. Dev. Proj.), Ser. 2016, 5.00%, due 3/1/2032	556,917
200,000	Pub. Fin. Au. Retirement Fac. Rev. Ref. (Friends Homes), Ser. 2019, 5.00%, due 9/1/2054	218,430	(b)
1,000,000	Wisconsin St. Hlth. & Ed. Facs. Au. Rev. Ref. (Ascension Health Credit Group), Ser. 2016-A, 4.00%, due 11/15/2039	1,092,240
		4,881,936
	Total Investments 100.7% (Cost $194,295,897)	201,438,538
	Liabilities Less Other Assets (0.7)%	(1,440,919)
	Net Assets 100.0%	$199,997,619

(a)  When-issued security. Total value of all such securities at October 31, 2019, amounted to $3,445,051, which represents 1.7% of net assets of the Fund.

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2019, these securities amounted to $469,633, which represents 0.2% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(c)  All or a portion of this security is segregated in connection with obligations for when-issued securities with a total value of $4,230,080.

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (cont'd)

(d)  Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at October 31, 2019.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2019:

Asset Valuation Inputs

	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$201,438,538	$—	$201,438,538
Total Investments	$—	$201,438,538	$—	$201,438,538

(a)  The Schedule of Investments provides a categorization by state/territory for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ October 31, 2019

PRINCIPAL AMOUNT		VALUE
U.S. Treasury Obligations 0.7%
$565,000	U.S. Treasury Notes, 1.38%, due 10/15/2022 (Cost $562,552)	$562,727
Mortgage-Backed Securities 36.7%
Collateralized Mortgage Obligations 8.3%
716,798	Angel Oak Mortgage Trust I LLC, Ser. 2019-1, Class A1, 3.92%, due 11/25/2048	727,136	(a)(b)
	Fannie Mae Connecticut Avenue Securities
975,711	Ser. 2019-R04, Class 2M1, (1M USD LIBOR + 0.75%), 2.57%, due 6/25/2039	976,135	(a)(c)
982,468	Ser. 2019-R05, Class 1M1, (1M USD LIBOR + 0.75%), 2.57%, due 7/25/2039	982,754	(a)(c)
	Freddie Mac Structured Agency Credit Risk Debt Notes
350,000	Ser. 2017-HQA3, Class M2, (1M USD LIBOR + 2.35%), 4.17%, due 4/25/2030	354,637	(c)
801,668	Ser. 2018-HQA2, Class M1, (1M USD LIBOR + 0.75%), 2.57%, due 10/25/2048	802,407	(a)(c)
1,000,000	Ser. 2019-HQA3, Class M1, (1M USD LIBOR + 0.75%), 2.57%, due 9/25/2049	1,000,503	(a)(c)
978,522	GCAT Trust, Ser. 2019-NQM2, Class A1, 2.86%, due 9/25/2059	981,534	(a)(d)
47,278	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, (1M USD LIBOR + 1.13%), 3.16%, due 6/19/2034	46,996	(c)
991,863	Starwood Mortgage Residential Trust, Ser. 2019-INV1, Class A1, 2.61%, due 8/25/2049	990,029	(a)(b)
		6,862,131
Commercial Mortgage-Backed 26.4%
387,231	BBCMS Mortgage Trust, Ser. 2017-C1, Class A1, 2.01%, due 2/15/2050	386,210
981,598	BX Commercial Mortgage Trust, Ser. 2018-IND, Class A, (1M USD LIBOR + 0.75%), 2.66%, due 11/15/2035	980,678	(a)(c)
	CD Mortgage Trust
439,753	Ser. 2016-CD1, Class A1, 1.44%, due 8/10/2049	437,061
262,129	Ser. 2017-CD3, Class A1, 1.97%, due 2/10/2050	261,896
585,515	Ser. 2017-CD5, Class A1, 2.03%, due 8/15/2050	585,205
	Citigroup Commercial Mortgage Trust
423,768	Ser. 2016-C2, Class A1, 1.50%, due 8/10/2049	421,170
904,845	Ser. 2018-C5, Class A1, 3.13%, due 6/10/2051	921,503
	Commercial Mortgage Trust
417,487	Ser. 2012-CR3, Class ASB, 2.37%, due 10/15/2045	418,905
45,389	Ser. 2015-CR25, Class A1, 1.74%, due 8/10/2048	45,329
247,569	Ser. 2016-CR28, Class A1, 1.77%, due 2/10/2049	246,883
5,707,628	Ser. 2014-UBS6, Class XA, 0.92%, due 12/10/2047	207,168	(b)(e)
1,000,000	Ser. 2012 -CR4, Class AM, 3.25%, due 10/15/2045	1,004,598
1,000,000	Ser. 2013-LC6, Class B, 3.74%, due 1/10/2046	1,036,636
1,446,186	Ser. 2014-UBS3, Class XA, 1.09%, due 6/10/2047	61,125	(b)(e)
692,403	CSAIL Commercial Mortgage Trust, Ser. 2017-CX10, Class A1, 2.23%, due 11/15/2050	693,329
362,072	DBJPM Mortgage Trust, Ser. 2016-C3, Class A1, 1.50%, due 8/10/2049	360,032
1,460,849	DBUBS Mortgage Trust, Ser. 2011-LC1A, Class A3, 5.00%, due 11/10/2046	1,489,396	(a)
1,024,989	Four Times Square Trust Commercial Mortgage Pass-Through Certificates, Ser. 2006-4TS, Class A, 5.40%, due 12/13/2028	1,055,098	(a)
	Freddie Mac Multifamily Structured Pass Through Certificates
5,962,656	Ser. KW03, Class X1, 0.84%, due 6/25/2027	294,899	(b)(e)
3,432,360	Ser. K095, Class X1, 0.95%, due 6/25/2029	260,049	(b)(e)
5,299,341	Ser. K096, Class X1, 1.26%, due 7/25/2029	491,088	(b)(e)
4,100,000	Ser. K098, Class XAM, 1.52%, due 8/25/2029	492,516	(b)(e)
100,000	Great Wolf Trust, Ser. 2017, Class A, (1M USD LIBOR + 0.85%), 2.76%, due 9/15/2034	99,968	(a)(c)

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
	GS Mortgage Securities Trust
$730,000	Ser. 2010-C1, Class B, 5.15%, due 8/10/2043	$739,500	(a)
500,000	Ser. 2012-GCJ7, Class B, 4.74%, due 5/10/2045	522,546
100,000	Ser. 2014-GC18, Class AS, 4.38%, due 1/10/2047	106,132
100,440	Ser. 2015-GS1, Class A1, 1.94%, due 11/10/2048	100,180
1,017,672	Ladder Capital Commercial Mortgage Securities LLC, Ser. 2017-LC26, Class A1, 1.98%, due 7/12/2050	1,015,529	(a)
588,134	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2017-C33, Class A1, 2.03%, due 5/15/2050	587,697
253,383	SG Commercial Mortgage Securities Trust, Ser. 2016-C5, Class A1, 1.35%, due 10/10/2048	251,761
	Wells Fargo Commercial Mortgage Trust
1,000,000	Ser. 2012-LC5, Class C, 4.69%, due 10/15/2045	1,051,192	(b)
100,696	Ser. 2015-P2, Class A1, 1.97%, due 12/15/2048	100,545
559,476	Ser. 2016-NXS6, Class A1, 1.42%, due 11/15/2049	555,991
692,347	Ser. 2017-C39, Class A1, 1.98%, due 9/15/2050	691,192
1,450,609	Ser. 2018-C45, Class A1, 3.13%, due 6/15/2051	1,478,373
4,099,650	Ser. 2019-C52, Class XA, 1.62%, due 8/15/2052	490,093	(b)(e)
156,093	Ser. 2015-LC22, Class A1, 1.64%, due 9/15/2058	155,719
236,515	Ser. 2016-NXS5, Class A1, 1.56%, due 1/15/2059	235,826
319,405	Ser. 2016-C32, Class A1, 1.58%, due 1/15/2059	318,273
1,000,000	WF-RBS Commercial Mortgage Trust, Ser. 2011-C2, Class C, 5.39%, due 2/15/2044	1,025,733	(a)(b)
		21,677,024
Fannie Mae 1.1%
	Pass-Through Certificates
180,448	3.50%, due 10/1/2025	186,829
432,707	3.00%, due 9/1/2027	444,411
271,266	4.50%, due 4/1/2039 – 5/1/2044	291,391
		922,631
Freddie Mac 0.9%
	Pass-Through Certificates
215,688	3.50%, due 5/1/2026	223,447
300,813	3.00%, due 1/1/2027	309,575
198,228	4.50%, due 11/1/2039	214,910
		747,932
	Total Mortgage-Backed Securities (Cost $30,129,205)	30,209,718
Corporate Bonds 56.7%
Aerospace & Defense 2.2%
650,000	General Dynamics Corp., (3M USD LIBOR + 0.38%), 2.56%, due 5/11/2021	653,080	(c)
150,000	TransDigm, Inc., 6.25%, due 3/15/2026	160,688	(a)
1,000,000	United Technologies Corp., (3M USD LIBOR + 0.35%), 2.60%, due 11/1/2019	1,000,000	(c)
		1,813,768
Agriculture 2.6%
850,000	BAT Capital Corp., (3M USD LIBOR + 0.88%), 3.04%, due 8/15/2022	854,220	(c)
1,250,000	Imperial Tobacco Finance, 3.75%, due 7/21/2022	1,289,305	(a)
		2,143,525

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Auto Manufacturers 1.8%
$705,000	Daimler Finance N.A. LLC, (3M USD LIBOR + 0.90%), 3.06%, due 2/15/2022	$709,519	(a)(c)
810,000	Harley-Davidson Financial Services, Inc., (3M USD LIBOR + 0.50%), 2.65%, due 5/21/2020	810,483	(a)(c)
		1,520,002
Banks 16.3%
1,675,000	Bank of America Corp., (3M USD LIBOR + 0.65%), 2.76%, due 6/25/2022	1,683,146	(c)
2,150,000	Citigroup, Inc., (3M USD LIBOR + 0.96%), 2.90%, due 4/25/2022	2,176,581	(c)
	Goldman Sachs Group, Inc.
700,000	(3M USD LIBOR + 0.78%), 2.71%, due 10/31/2022	703,374	(c)
1,115,000	(3M USD LIBOR + 1.11%), 3.05%, due 4/26/2022	1,126,502	(c)
850,000	HSBC Holdings PLC, (3M USD LIBOR + 0.60%), 2.72%, due 5/18/2021	850,842	(c)
1,820,000	JPMorgan Chase & Co., (3M USD LIBOR + 0.61%), 2.76%, due 6/18/2022	1,826,024	(c)
2,000,000	Morgan Stanley, (3M USD LIBOR + 0.93%), 2.88%, due 7/22/2022	2,018,090	(c)
1,235,000	Santander UK PLC, 2.50%, due 1/5/2021	1,242,069
795,000	Sumitomo Mitsui Banking Corp., 2.51%, due 1/17/2020	795,874
195,000	Wells Fargo & Co., (3M USD LIBOR + 0.93%), 3.11%, due 2/11/2022	196,280	(c)
805,000	Wells Fargo Bank N.A., (3M USD LIBOR + 0.66%), 2.80%, due 9/9/2022	807,913	(c)
		13,426,695
Beverages 2.5%
1,023,000	Anheuser-Busch InBev Worldwide, Inc., 4.38%, due 2/15/2021	1,052,088
1,000,000	Diageo Capital PLC, (3M USD LIBOR + 0.24%), 2.36%, due 5/18/2020	1,000,728	(c)
		2,052,816
Commercial Services 1.2%
230,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25%, due 3/15/2025	234,600	(a)
735,000	ERAC USA Finance LLC, 5.25%, due 10/1/2020	757,201	(a)
		991,801
Diversified Financial Services 5.2%
1,525,000	American Express Co., (3M USD LIBOR + 0.62%), 2.76%, due 5/20/2022	1,532,141	(c)
895,000	Avolon Holdings Funding Ltd., 3.63%, due 5/1/2022	913,616	(a)
1,400,000	Capital One Financial Corp., (3M USD LIBOR + 0.95%), 3.05%, due 3/9/2022	1,411,253	(c)
370,000	LPL Holdings, Inc., 5.75%, due 9/15/2025	383,875	(a)
		4,240,885
Electric 1.7%
1,060,000	Pennsylvania Electric Co., 5.20%, due 4/1/2020	1,073,141
340,000	Talen Energy Supply LLC, 10.50%, due 1/15/2026	292,400	(a)
		1,365,541
Electronics 0.1%
80,000	ADT Corp., 4.13%, due 6/15/2023	81,200

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Entertainment 0.2%
$80,000	Scientific Games Int'l, Inc., 5.00%, due 10/15/2025	$82,400	(a)
80,000	Six Flags Entertainment Corp., 4.88%, due 7/31/2024	82,600	(a)
		165,000
Healthcare - Services 0.5%
390,000	Tenet Healthcare Corp., 4.63%, due 7/15/2024	401,700
Internet 0.4%
310,000	Zayo Group LLC/Zayo Capital, Inc., 6.38%, due 5/15/2025	318,680
Lodging 0.1%
80,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 4.25%, due 5/30/2023	82,808	(a)
Media 3.3%
580,000	Comcast Corp., (3M USD LIBOR + 0.44%), 2.54%, due 10/1/2021	583,091	(c)
380,000	CSC Holdings LLC, 5.50%, due 5/15/2026	400,425	(a)
310,000	Cumulus Media New Holdings, Inc., 6.75%, due 7/1/2026	328,600	(a)
385,000	Fox Corp., 3.67%, due 1/25/2022	398,575	(a)
380,000	Gray Television, Inc., 5.13%, due 10/15/2024	393,775	(a)
70,000	iHeartCommunications, Inc., 6.38%, due 5/1/2026	75,338
150,000	Sinclair Television Group, Inc., 5.88%, due 3/15/2026	156,562	(a)
380,000	Sirius XM Radio, Inc., 5.38%, due 7/15/2026	400,900	(a)
		2,737,266
Miscellaneous Manufacturer 1.2%
1,000,000	General Electric Capital Corp., (3M USD LIBOR + 0.62%), 2.63%, due 1/9/2020	999,736	(c)
Oil & Gas 2.6%
1,090,000	BP Capital Markets America, Inc., (3M USD LIBOR + 0.65%), 2.81%, due 9/19/2022	1,096,042	(c)
1,005,000	Occidental Petroleum Corp., (3M USD LIBOR + 1.25%), 3.44%, due 8/13/2021	1,011,362	(c)
		2,107,404
Packaging & Containers 0.9%
380,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.00%, due 2/15/2025	399,000	(a)
310,000	BWAY Holding Co., 5.50%, due 4/15/2024	318,912	(a)
		717,912
Pharmaceuticals 3.2%
1,235,000	AbbVie, Inc., 2.50%, due 5/14/2020	1,238,589
1,000,000	Cigna Corp., (3M USD LIBOR + 0.65%), 2.79%, due 9/17/2021	1,000,160	(c)
380,000	Valeant Pharmaceuticals Int'l, Inc., 5.50%, due 11/1/2025	397,104	(a)
		2,635,853

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Pipelines 2.7%
$230,000	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 5.75%, due 4/1/2025	$237,475
310,000	Genesis Energy L.P./Genesis Energy Finance Corp., 6.00%, due 5/15/2023	300,700
1,435,000	MPLX L.P., (3M USD LIBOR + 0.90%), 3.00%, due 9/9/2021	1,440,496	(c)
320,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50%, due 8/15/2022	286,400
		2,265,071
Real Estate 0.5%
460,000	Realogy Group LLC/Realogy Co-Issuer Corp., 4.88%, due 6/1/2023	447,396	(a)
Real Estate Investment Trusts 0.1%
80,000	Iron Mountain U.S. Holdings, Inc., 5.38%, due 6/1/2026	83,000	(a)
Retail 0.6%
150,000	L Brands, Inc., 5.63%, due 10/15/2023	159,188
310,000	Staples, Inc., 7.50%, due 4/15/2026	323,175	(a)
		482,363
Semiconductors 2.1%
1,725,000	Broadcom, Inc., 3.13%, due 4/15/2021	1,745,597	(a)
Telecommunications 4.7%
1,700,000	AT&T, Inc., (3M USD LIBOR + 0.95%), 2.95%, due 7/15/2021	1,717,340	(c)
340,000	CommScope, Inc., 5.50%, due 6/15/2024	321,725	(a)
70,000	Intelsat Jackson Holdings SA, 9.50%, due 9/30/2022	80,762	(a)
370,000	Numericable-SFR SA, 7.38%, due 5/1/2026	396,213	(a)
280,000	Sprint Corp., 7.88%, due 9/15/2023	309,050
1,000,000	Verizon Communications, Inc., (3M USD LIBOR + 1.00%), 3.12%, due 3/16/2022	1,016,113	(c)
		3,841,203
	Total Corporate Bonds (Cost $46,623,059)	46,667,222
Asset-Backed Securities 7.3%
500,000	CIFC Funding Ltd., Ser. 2019-2A, Class D, (3M USD LIBOR + 3.60%), 5.60%, due 4/17/2030	488,181	(a)(c)(f)
38,632	Colony American Finance Ltd., Ser. 2016-1, Class A, 2.54%, due 6/15/2048	38,579	(a)
	CoreVest American Finance Trust
174,349	Ser. 2017-1, Class A, 2.97%, due 10/15/2049	175,790	(a)
100,000	Ser. 2017-1, Class B, 3.36%, due 10/15/2049	100,922	(a)
1,000,000	Dryden Senior Loan Fund, Ser. 2018-64A, Class D, (3M USD LIBOR + 2.65%), 4.65%, due 4/18/2031	917,744	(a)(c)(f)
82,254	Nissan Auto Receivables Owner Trust, Ser. 2016-C, Class A3, 1.18%, due 1/15/2021	82,164
1,000,000	Octagon Investment Partners 43 Ltd., Ser. 2019-1A, Class D, (3M USD LIBOR + 3.90%), 5.99%, due 10/25/2032	975,306	(a)(c)(f)
1,000,000	PFS Financing Corp., Ser. 2019-B, Class A, (1M USD LIBOR + 0.55%), 2.47%, due 9/15/2023	1,000,108	(a)(c)
1,000,000	Prosper Marketplace Issuance Trust, Ser. 2019-4A, Class A, 2.48%, due 2/17/2026	999,920	(a)(g)
215,000	Verizon Owner Trust, Ser. 2019-A, Class A1A, 2.93%, due 9/20/2023	219,079
1,000,000	Voya CLO Ltd., Ser. 2016-2A, Class CR, (3M USD LIBOR + 4.00%), 5.97%, due 7/19/2028	970,359	(a)(c)(f)
	Total Asset-Backed Securities (Cost $6,063,170)	5,968,152

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (cont'd)

NUMBER OF SHARES		VALUE
Short-Term Investments 2.2%
Investment Companies 2.2%
1,829,408	State Street Institutional U.S. Government Money Market Fund Premier Class, 1.75%(h) (Cost $1,829,408)	$1,829,408	(i)
	Total Investments 103.6% (Cost $85,207,394)	85,237,227
	Liabilities Less Other Assets (3.6)%	(2,959,359	)(j)
	Net Assets 100.0%	$82,277,868

(a)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2019, these securities amounted to $30,924,525, which represents 37.6% of net assets of the Fund. Securities denoted with (a) but without (f), if any, have been deemed by the investment manager to be liquid.

(b)  Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of October 31, 2019.

(c)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2019 and changes periodically.

(d)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of October 31, 2019.

(e)  Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(f)  Illiquid security.

(g)  When-issued security. Total value of all such securities at October 31, 2019, amounted to $999,920, which represents 1.2% of net assets of the Fund.

(h)  Represents 7-day effective yield as of October 31, 2019.

(i)  All or a portion of this security is segregated in connection with obligations for futures and when-issued securities with a total value of $1,829,408.

(j)  Includes the impact of the Fund's open positions in derivatives at October 31, 2019.

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (cont'd)

Derivative Instruments

Futures contracts ("futures")

At October 31, 2019, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2019	187	U.S. Treasury Note, 2 Year	$40,317,492	$(55,219)
Total Long Positions			$40,317,492	$(55,219)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2019	9	U.S. Treasury Note, 10 Year	$(1,172,672)	$13,078
Total Short Positions			$(1,172,672)	$13,078
Total Futures				$(42,141)

At October 31, 2019, the Fund had $240,272 deposited in a segregated account to cover margin requirements on open futures.

For the year ended October 31, 2019, the average notional value of futures for the Fund was $22,922,630 for long positions and $(1,172,672) for short positions.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2019:

Asset Valuation Inputs

	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$562,727	$—	$562,727
Mortgage-Backed Securities(a)	—	30,209,718	—	30,209,718
Corporate Bonds(a)	—	46,667,222	—	46,667,222
Asset-Backed Securities	—	5,968,152	—	5,968,152
Short-Term Investments	—	1,829,408	—	1,829,408
Total Investments	$—	$85,237,227	$—	$85,237,227

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2019:

Other Financial Instruments

	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$13,078	$—	$—	$13,078
Liabilities	(55,219)	—	—	(55,219)
Total	$(42,141)	$—	$—	$(42,141)

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund^ October 31, 2019

PRINCIPAL AMOUNT		VALUE
Loan Assignments(a) 8.9%
Aerospace & Defense 0.2%
$55,000	MHI Holdings, LLC, Term Loan B, (1M USD LIBOR + 5.00%), 6.79%, due 9/21/2026	$54,450	(b)
Building & Development 0.8%
84,778	Forterra Finance, LLC, Term Loan B, (1M USD LIBOR + 3.00%), 4.79%, due 10/25/2023	79,851	(c)(d)
103,366	Jeld-Wen Inc., First Lien Term Loan, (3M USD LIBOR + 2.00%), 4.10%, due 12/14/2024	103,081
64,747	Realogy Group LLC, Term Loan B, (1M USD LIBOR + 2.25%), 4.07%, due 2/8/2025	61,267
		244,199
Business Equipment & Services 0.7%
195,000	Prime Security Services Borrower, LLC, Term Loan B1, (1M USD LIBOR + 3.25%), 5.25%, due 9/23/2026	188,105
36,970	West Corporation, Term Loan, (USD LIBOR + 4.00%), 5.93%, due 10/10/2024	30,671	(e)
		218,776
Chemicals & Plastics 0.2%
56,801	Starfruit Finco B.V., Term Loan B, (1M USD LIBOR + 3.25%), 5.19%, due 10/1/2025	55,323
Containers & Glass Products 0.7%
78,775	Berlin Packaging LLC, First Lien Term Loan, (USD LIBOR + 3.00%), 5.00%, due 11/7/2025	76,412	(e)
157,423	BWAY Holding Company, Term Loan B, (3M USD LIBOR + 3.25%), 5.23%, due 4/3/2024	153,040
		229,452
Cosmetics - Toiletries 0.3%
95,000	Sunshine Luxembourg VII S.a.r.l., First Lien Term Loan, (2M USD LIBOR + 4.25%), 6.35%, due 10/1/2026	95,040
Diversified Insurance 0.7%
	Hub International Limited
35,000	Term Loan B, (USD LIBOR + 4.00%), due 4/25/2025	34,930	(c)(d)
99,572	Term Loan B, (3M USD LIBOR + 3.00%), 4.94%, due 4/25/2025	97,313	(e)
due 12/31/2025 69,288	Sedgwick Claims Management Services, Inc., Term Loan B, (1M USD LIBOR + 3.25%), 5.04%,	67,156
		199,399
Drugs 1.0%
	Bausch Health Companies Inc.
34,452	Term Loan B, (1M USD LIBOR + 3.00%), 4.92%, due 6/2/2025	34,564
60,667	Term Loan B, (1M USD LIBOR + 2.75%), 4.67%, due 11/27/2025	60,717
98,408	Endo Luxembourg Finance Company I S.a.r.l., Term Loan B, (1M USD LIBOR + 4.25%), 6.06%, due 4/29/2024	90,338
39,792	Jaguar Holding Company II, Term Loan, (1M USD LIBOR + 2.50%), 4.29%, due 8/18/2022	39,693
70,793	Parexel International Corporation, Term Loan B, (1M USD LIBOR + 2.75%), 4.54%, due 9/27/2024	67,518
		292,830

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Electronics - Electrical 0.5%
$39,808	Epicor Software Corporation, First Lien Term Loan, (1M USD LIBOR + 3.25%), 5.04%, due 6/1/2022	$39,659
85,426	Rackspace Hosting, Inc., First Lien Term Loan, (3M USD LIBOR + 3.00%), 5.29%, due 11/3/2023	75,842
39,778	Sophia, L.P., Term Loan B, (3M USD LIBOR + 3.25%), 5.35%, due 9/30/2022	39,728
		155,229
Health Care 0.3%
109,096	Team Health Holdings, Inc., First Lien Term Loan, (1M USD LIBOR + 2.75%), 4.54%, due 2/6/2024	83,731
Leisure Goods - Activities - Movies 0.3%
93,480	SeaWorld Parks & Entertainment, Inc., Term Loan B5, (1M USD LIBOR + 3.00%), 4.79%, due 3/31/2024	93,063
Lodging & Casinos 1.4%
53,923	Boyd Gaming Corporation, Term Loan B3, (1W USD LIBOR + 2.25%), 3.96%, due 9/15/2023	53,940
98,391	Caesars Resort Collection, LLC, First Lien Term Loan B, (1M USD LIBOR + 2.75%), 4.54%, due 12/23/2024	96,864
91,638	Eldorado Resorts LLC, Term Loan B, (USD LIBOR + 2.25%), 4.21%, due 4/17/2024	91,485	(e)
	Mohegan Tribal Gaming Authority
27,888	Term Loan A, (1M USD LIBOR + 3.75%), 5.54%, due 10/13/2021	26,912
39,129	Term Loan B, (1M USD LIBOR + 4.00%), 5.79%, due 10/13/2023	36,133
128,130	Station Casinos LLC, Term Loan B, (1M USD LIBOR + 2.50%), 4.29%, due 6/8/2023	128,184
		433,518
Oil & Gas 0.3%
29,793	BCP Raptor, LLC, Term Loan B, (1M USD LIBOR + 4.25%), 6.04%, due 6/24/2024	26,106
29,848	Brazos Delaware II, LLC, Term Loan B, (1M USD LIBOR + 4.00%), 5.85%, due 5/21/2025	25,520
24,937	Lower Cadence Holdings LLC, Term Loan B, (1M USD LIBOR + 4.00%), 5.80%, due 5/22/2026	23,130
29,825	Lucid Energy Group II Borrower, LLC, First Lien Term Loan, (1M USD LIBOR + 3.00%), 4.79%, due 2/17/2025	26,097
		100,853
Retailers (except food & drug) 0.9%
138,602	Bass Pro Group, LLC, Term Loan B, (1M USD LIBOR + 5.00%), 6.79%, due 9/25/2024	133,528
147,105	Staples, Inc., Term Loan, (3M USD LIBOR + 5.00%), 7.12%, due 4/16/2026	144,856
		278,384
Telecommunications 0.1%
29,202	Syniverse Holdings, Inc., First Lien Term Loan, (3M USD LIBOR + 5.00%), 6.92%, due 3/9/2023	26,223
Utilities 0.5%
29,925	Blackstone CQP Holdco LP, Term Loan B, (3M USD LIBOR + 3.50%), 5.66%, due 9/30/2024	29,757
130,000	Talen Energy Supply, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 5.69%, due 7/8/2026	128,375	(b)
		158,132
	Total Loan Assignments (Cost $2,781,148)	2,718,602
See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Corporate Bonds 86.8%
Advertising 2.7%
$30,000	Clear Channel Worldwide Holdings, Inc., 9.25%, due 2/15/2024	$33,000	(f)
150,000	Nielsen Co. Luxembourg S.a.r.l., 5.50%, due 10/1/2021	150,375	(f)
	Nielsen Finance LLC/Nielsen Finance Co.
220,000	4.50%, due 10/1/2020	220,412
330,000	5.00%, due 4/15/2022	331,657	(f)
85,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.63%, due 2/15/2024	87,231
		822,675
Aerospace & Defense 0.9%
	TransDigm, Inc.
60,000	6.00%, due 7/15/2022	61,020
207,000	6.50%, due 7/15/2024	213,727
		274,747
Auto Parts & Equipment 0.5%
140,000	LKQ Corp., 4.75%, due 5/15/2023	142,755
Banking 1.0%
	Ally Financial, Inc.
90,000	8.00%, due 3/15/2020	91,649
85,000	7.50%, due 9/15/2020	88,613
70,000	4.25%, due 4/15/2021	71,770
55,000	4.13%, due 2/13/2022	56,856
		308,888
Brokerage 0.3%
95,000	LPL Holdings, Inc., 5.75%, due 9/15/2025	98,562	(f)
Building & Construction 3.3%
	Lennar Corp.
85,000	4.75%, due 4/1/2021	87,023
30,000	4.13%, due 1/15/2022	30,825
20,000	5.38%, due 10/1/2022	21,400
	Meritage Homes Corp.
65,000	7.15%, due 4/15/2020	66,219
160,000	7.00%, due 4/1/2022	174,800
156,000	Shea Homes L.P./Shea Homes Funding Corp., 5.88%, due 4/1/2023	159,510	(f)
	Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.
45,000	5.88%, due 4/15/2023	48,600	(f)
95,000	5.63%, due 3/1/2024	102,481	(f)
120,000	Toll Brothers Finance Corp., 5.88%, due 2/15/2022	127,650
175,000	TRI Pointe Group, Inc., 4.88%, due 7/1/2021	179,812
		998,320

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Building Materials 0.3%
$75,000	Masonite Int'l Corp., 5.75%, due 9/15/2026	$79,594	(f)
Cable & Satellite Television 5.4%
	CCO Holdings LLC/CCO Holdings Capital Corp.
325,000	5.13%, due 2/15/2023	331,906
165,000	4.00%, due 3/1/2023	167,887	(f)
13,000	5.75%, due 1/15/2024	13,321
110,000	5.88%, due 4/1/2024	114,675	(f)
	CSC Holdings LLC
135,000	6.75%, due 11/15/2021	145,463
200,000	5.38%, due 7/15/2023	204,996	(f)
70,000	5.25%, due 6/1/2024	75,425
	DISH DBS Corp.
225,000	6.75%, due 6/1/2021	236,812
215,000	5.88%, due 7/15/2022	224,849
50,000	5.00%, due 3/15/2023	50,375
87,000	Radiate Holdco LLC/Radiate Finance, Inc., 6.88%, due 2/15/2023	88,958	(f)
		1,654,667
Chemicals 3.2%
40,000	CF Industries, Inc., 3.45%, due 6/1/2023	40,600
293,000	INEOS Group Holdings SA, 5.63%, due 8/1/2024	299,592	(f)
135,000	NOVA Chemicals Corp., 5.25%, due 8/1/2023	136,266	(f)
200,000	PQ Corp., 6.75%, due 11/15/2022	206,500	(f)
50,000	Tronox Finance PLC, 5.75%, due 10/1/2025	47,125	(f)
235,000	WR Grace & Co-Conn, 5.13%, due 10/1/2021	243,813	(f)
		973,896
Consumer - Commercial Lease Financing 2.9%
50,000	Avolon Holdings Funding Ltd., 5.13%, due 10/1/2023	53,950	(f)
95,000	Global Aircraft Leasing Co. Ltd., 6.50% Cash/7.25% PIK, due 9/15/2024	97,228	(f)(g)
125,000	Navient Corp., 6.50%, due 6/15/2022	133,750
	Park Aerospace Holdings Ltd.
65,000	4.50%, due 3/15/2023	68,283	(f)
140,000	5.50%, due 2/15/2024	153,916	(f)
95,000	SLM Corp., 7.25%, due 1/25/2022	103,046
270,000	Springleaf Finance Corp., 7.75%, due 10/1/2021	294,305
		904,478
Diversified Capital Goods 0.6%
90,000	Anixter, Inc., 5.13%, due 10/1/2021	92,925
75,000	SPX FLOW, Inc., 5.63%, due 8/15/2024	78,094	(f)
		171,019
Electric - Generation 2.5%
	Calpine Corp.
265,000	6.00%, due 1/15/2022	265,371	(f)
125,000	5.38%, due 1/15/2023	127,025
140,000	5.88%, due 1/15/2024	143,080	(f)

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$95,000	Dynegy, Inc., 5.88%, due 6/1/2023	$97,019
125,000	NextEra Energy Operating Partners L.P., 4.25%, due 7/15/2024	128,400	(f)
		760,895
Electronics 0.2%
70,000	Sensata Technologies BV, 5.63%, due 11/1/2024	76,825	(f)
Energy - Exploration & Production 2.0%
162,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, due 4/1/2022	153,300	(f)
20,000	Bruin E&P Partners LLC, 8.88%, due 8/1/2023	13,200	(f)
	Chesapeake Energy Corp.
80,000	5.75%, due 3/15/2023	58,400
50,000	7.00%, due 10/1/2024	33,625
20,000	Extraction Oil & Gas, Inc., 7.38%, due 5/15/2024	8,200	(f)
105,000	Oasis Petroleum, Inc., 6.88%, due 1/15/2023	90,825
64,000	Parsley Energy LLC/Parsley Finance Corp., 6.25%, due 6/1/2024	66,640	(f)
75,000	PDC Energy, Inc., 6.13%, due 9/15/2024	72,797
	Range Resources Corp.
55,000	5.88%, due 7/1/2022	52,250
45,000	5.00%, due 8/15/2022	42,525
30,000	WPX Energy, Inc., 8.25%, due 8/1/2023	33,450
		625,212
Food - Wholesale 0.1%
35,000	Post Holdings, Inc., 5.50%, due 3/1/2025	36,666	(f)
Gaming 3.8%
135,000	Boyd Gaming Corp., 6.88%, due 5/15/2023	140,062
45,000	Eldorado Resorts, Inc., 6.00%, due 4/1/2025	47,306
200,000	Int'l Game Technology PLC, 6.25%, due 2/15/2022	210,500	(f)
52,000	Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., 6.75%, due 11/15/2021	53,105	(f)
	MGM Resorts Int'l
205,000	6.63%, due 12/15/2021	222,169
70,000	7.75%, due 3/15/2022	78,400
80,000	6.00%, due 3/15/2023	88,226
70,000	VICI Properties 1 LLC/VICI FC, Inc., 8.00%, due 10/15/2023	76,213
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
210,000	4.25%, due 5/30/2023	217,371	(f)
30,000	5.50%, due 3/1/2025	31,875	(f)
		1,165,227
Gas Distribution 5.8%
60,000	Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, due 9/15/2024	48,600
155,000	Buckeye Partners L.P., 4.35%, due 10/15/2024	155,431
125,000	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 6.25%, due 4/1/2023	127,150
	DCP Midstream LLC
96,000	5.35%, due 3/15/2020	96,720	(f)
155,000	4.75%, due 9/30/2021	158,100	(f)
30,000	DCP Midstream Operating L.P., 4.95%, due 4/1/2022	30,978
150,000	Genesis Energy L.P./Genesis Energy Finance Corp., 6.00%, due 5/15/2023	145,500

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$60,000	Global Partners L.P./GLP Finance Corp., 7.00%, due 6/15/2023	$61,994
	NuStar Logistics L.P.
180,000	6.75%, due 2/1/2021	186,512
125,000	4.75%, due 2/1/2022	126,875
160,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50%, due 8/15/2022	143,200
185,000	Tallgrass Energy Partners L.P./ Tallgrass Energy Finance Corp., 5.50%, due 9/15/2024	179,913	(f)
	Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
220,000	5.25%, due 5/1/2023	220,825
100,000	4.25%, due 11/15/2023	100,470
		1,782,268
Health Facilities 3.3%
	Acadia Healthcare Co., Inc.
145,000	5.13%, due 7/1/2022	146,269
50,000	5.63%, due 2/15/2023	50,750
50,000	6.50%, due 3/1/2024	51,750
	HCA, Inc.
90,000	7.50%, due 2/15/2022	99,855
105,000	5.88%, due 5/1/2023	115,206
150,000	MEDNAX, Inc., 5.25%, due 12/1/2023	151,875	(f)
	Tenet Healthcare Corp.
270,000	8.13%, due 4/1/2022	292,275
35,000	6.75%, due 6/15/2023	37,100
75,000	5.13%, due 5/1/2025	76,781
		1,021,861
Health Services 0.5%
45,000	Eagle Holding Co. II LLC, 7.75% Cash/8.50% PIK, due 5/15/2022	45,675	(f)(g)
110,000	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, due 8/1/2023	113,850	(f)
		159,525
Insurance Brokerage 0.5%
75,000	AssuredPartners, Inc., 7.00%, due 8/15/2025	74,719	(f)
75,000	HUB Int'l Ltd., 7.00%, due 5/1/2026	77,250	(f)
		151,969
Machinery 1.5%
315,000	CFX Escrow Corp., 6.00%, due 2/15/2024	334,687	(f)
120,000	Terex Corp., 5.63%, due 2/1/2025	120,900	(f)
		455,587
Managed Care 0.6%
50,000	Centene Corp., 4.75%, due 5/15/2022	51,062
130,000	MPH Acquisition Holdings LLC, 7.13%, due 6/1/2024	121,225	(f)
		172,287

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Media Content 4.6%
$35,000	AMC Networks, Inc., 5.00%, due 4/1/2024	$35,650
40,000	Cumulus Media New Holdings, Inc., 6.75%, due 7/1/2026	42,400	(f)
265,000	Gray Television, Inc., 5.13%, due 10/15/2024	274,606	(f)
45,000	Lions Gate Capital Holdings LLC, 5.88%, due 11/1/2024	42,412	(f)
140,000	Netflix, Inc., 5.75%, due 3/1/2024	154,110
	Nexstar Broadcasting, Inc.
40,000	6.13%, due 2/15/2022	40,550	(f)
35,000	5.88%, due 11/15/2022	35,525
105,000	Nexstar Escrow Corp., 5.63%, due 8/1/2024	109,555	(f)
	Sirius XM Radio, Inc.
195,000	3.88%, due 8/1/2022	199,144	(f)
85,000	4.63%, due 5/15/2023	86,326	(f)
130,000	4.63%, due 7/15/2024	135,850	(f)
75,000	5.38%, due 7/15/2026	79,125	(f)
170,000	WMG Acquisition Corp., 5.00%, due 8/1/2023	174,250	(f)
		1,409,503
Medical Products 1.3%
240,000	Avantor, Inc., 6.00%, due 10/1/2024	256,531	(f)
144,000	Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.63%, due 5/15/2022	139,140	(f)
		395,671
Metals - Mining Excluding Steel 4.7%
70,000	Arconic, Inc., 5.40%, due 4/15/2021	72,216
125,000	Cleveland-Cliffs, Inc., 4.88%, due 1/15/2024	128,438	(f)
250,000	Constellium NV, 5.75%, due 5/15/2024	257,212	(f)
78,000	First Quantum Minerals Ltd., 7.25%, due 4/1/2023	78,244	(f)
65,000	FMG Resources (August 2006) Pty Ltd., 4.75%, due 5/15/2022	66,950	(f)
	Freeport-McMoRan, Inc.
420,000	3.55%, due 3/1/2022	424,725
75,000	4.55%, due 11/14/2024	78,000
178,000	Hudbay Minerals, Inc., 7.25%, due 1/15/2023	183,990	(f)
130,000	Novelis Corp., 6.25%, due 8/15/2024	136,175	(f)
		1,425,950
Oil Field Equipment & Services 1.2%
110,000	Exterran Partners L.P., 6.00%, due 10/1/2022	110,825
229,000	Precision Drilling Corp., 7.75%, due 12/15/2023	216,405
24,500	Transocean Phoenix 2 Ltd., 7.75%, due 10/15/2024	25,419	(f)
26,250	Transocean Proteus Ltd., 6.25%, due 12/1/2024	26,315	(f)
		378,964
Packaging 4.1%
	Berry Plastics Corp.
120,000	5.50%, due 5/15/2022	121,650
60,000	6.00%, due 10/15/2022	61,050
210,000	5.13%, due 7/15/2023	215,250
150,000	BWAY Holding Co., 5.50%, due 4/15/2024	154,312	(f)
25,000	Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, due 1/15/2023	26,125

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
	Graphic Packaging Int'l LLC
$90,000	4.75%, due 4/15/2021	$92,616
79,000	4.88%, due 11/15/2022	82,950
65,000	Owens-Brockway Glass Container, Inc., 5.00%, due 1/15/2022	67,113	(f)
	Reynolds Group Issuer, Inc.
35,000	(3M USD LIBOR + 3.50%), 5.50%, due 7/15/2021	35,088	(a)(f)
250,000	5.13%, due 7/15/2023	256,487	(f)
80,000	Sealed Air Corp., 5.25%, due 4/1/2023	85,400	(f)
75,000	Trident TPI Holdings, Inc., 9.25%, due 8/1/2024	72,750	(f)
		1,270,791
Personal & Household Products 2.3%
	Energizer Holdings, Inc.
101,000	4.70%, due 5/19/2021	103,399
140,000	4.70%, due 5/24/2022	144,550
295,000	Energizer SpinCo, Inc., 5.50%, due 6/15/2025	306,062	(f)
112,000	Prestige Brands, Inc., 5.38%, due 12/15/2021	112,140	(f)
30,000	Spectrum Brands, Inc., 6.13%, due 12/15/2024	31,013
		697,164
Pharmaceuticals 1.3%
	Valeant Pharmaceuticals Int'l, Inc.
35,000	6.50%, due 3/15/2022	36,057	(f)
30,000	5.50%, due 3/1/2023	30,263	(f)
26,000	5.88%, due 5/15/2023	26,377	(f)
225,000	7.00%, due 3/15/2024	235,389	(f)
75,000	6.13%, due 4/15/2025	77,859	(f)
		405,945
Real Estate Development & Management 0.8%
	Realogy Group LLC/Realogy Co-Issuer Corp.
170,000	5.25%, due 12/1/2021	170,000	(f)
85,000	4.88%, due 6/1/2023	82,671	(f)
		252,671
Real Estate Investment Trusts 1.9%
	MPT Operating Partnership L.P./MPT Finance Corp.
110,000	6.38%, due 3/1/2024	114,812
90,000	5.50%, due 5/1/2024	92,363
70,000	RHP Hotel Properties L.P./RHP Finance Corp., 5.00%, due 4/15/2023	71,400
	Starwood Property Trust, Inc.
70,000	3.63%, due 2/1/2021	70,525
240,000	5.00%, due 12/15/2021	248,400
		597,500

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Recreation & Travel 2.7%
$170,000	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp., 5.38%, due 6/1/2024	$174,675
403,000	NCL Corp. Ltd., 4.75%, due 12/15/2021	408,541	(f)
225,000	Six Flags Entertainment Corp., 4.88%, due 7/31/2024	232,313	(f)
		815,529
Restaurants 0.7%
85,000	1011778 BC ULC/New Red Finance, Inc., 4.25%, due 5/15/2024	87,231	(f)
45,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.00%, due 6/1/2024	46,688	(f)
70,000	Yum! Brands, Inc., 3.88%, due 11/1/2020	70,700
		204,619
Software - Services 1.6%
55,000	CDK Global, Inc., 5.00%, due 10/15/2024	59,483
215,000	Open Text Corp., 5.63%, due 1/15/2023	219,031	(f)
110,000	Rackspace Hosting, Inc., 8.63%, due 11/15/2024	100,650	(f)
103,000	WEX, Inc., 4.75%, due 2/1/2023	104,031	(f)
		483,195
Specialty Retail 1.5%
175,000	L Brands, Inc., 5.63%, due 10/15/2023	185,719
	Penske Automotive Group, Inc.
125,000	3.75%, due 8/15/2020	125,625
45,000	5.75%, due 10/1/2022	45,562
40,000	5.38%, due 12/1/2024	41,100
70,000	QVC, Inc., 5.13%, due 7/2/2022	73,844
		471,850
Steel Producers/Products 0.8%
240,000	Big River Steel LLC/BRS Finance Corp., 7.25%, due 9/1/2025	246,600	(f)
Support - Services 5.3%
355,000	ADT Corp., 4.13%, due 6/15/2023	360,325
105,000	Aramark Services, Inc., 5.00%, due 4/1/2025	109,331	(f)
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
25,000	5.50%, due 4/1/2023	25,493
75,000	5.25%, due 3/15/2025	76,500	(f)
75,000	Garda World Security Corp., 8.75%, due 5/15/2025	75,000	(f)
	Hertz Corp.
115,000	7.63%, due 6/1/2022	119,456	(f)
230,000	5.50%, due 10/15/2024	228,183	(f)
	Iron Mountain, Inc.
170,000	4.38%, due 6/1/2021	171,913	(f)
85,000	6.00%, due 8/15/2023	86,806
50,000	5.75%, due 8/15/2024	50,438
87,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, due 5/15/2023	91,524	(f)
165,000	Staples, Inc., 7.50%, due 4/15/2026	172,012	(f)
60,000	United Rentals N.A., Inc., 4.63%, due 10/15/2025	61,275
		1,628,256

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Technology Hardware & Equipment 2.0%
$240,000	CommScope Finance LLC, 5.50%, due 3/1/2024	$243,240	(f)
	CommScope, Inc.
48,000	5.00%, due 6/15/2021	48,000	(f)
165,000	5.50%, due 6/15/2024	156,131	(f)
	Diamond 1 Finance Corp./Diamond 2 Finance Corp.
89,000	5.88%, due 6/15/2021	90,369	(f)
70,000	7.13%, due 6/15/2024	74,218	(f)
		611,958
Telecom - Satellite 0.7%
180,000	Intelsat Jackson Holdings SA, 9.50%, due 9/30/2022	207,675	(f)
Telecom - Wireless 2.7%
	Sprint Corp.
440,000	7.25%, due 9/15/2021	469,506
70,000	7.88%, due 9/15/2023	77,263
85,000	7.13%, due 6/15/2024	92,225
75,000	Sprint Nextel Corp., 6.00%, due 11/15/2022	79,312
	T-Mobile USA, Inc.
65,000	4.00%, due 4/15/2022	67,094
35,000	6.00%, due 4/15/2024	36,313
		821,713
Telecom - Wireline Integrated & Services 3.8%
	CenturyLink, Inc.
70,000	Ser. V, 5.63%, due 4/1/2020	70,875
130,000	Ser. T, 5.80%, due 3/15/2022	137,475
65,000	Equinix, Inc., 5.38%, due 1/1/2022	66,281
	Level 3 Financing, Inc.
85,000	5.63%, due 2/1/2023	85,850
115,000	5.13%, due 5/1/2023	116,437
45,000	5.38%, due 1/15/2024	45,844
331,000	Numericable-SFR SA, 7.38%, due 5/1/2026	354,450	(f)
25,000	Qwest Corp., 6.75%, due 12/1/2021	26,982
250,000	Zayo Group LLC/Zayo Capital, Inc., 6.00%, due 4/1/2023	257,127
		1,161,321
Theaters & Entertainment 0.9%
65,000	AMC Entertainment Holdings, Inc., 5.75%, due 6/15/2025	61,757
	Live Nation Entertainment, Inc.
110,000	5.38%, due 6/15/2022	111,477	(f)
85,000	4.88%, due 11/1/2024	87,975	(f)
		261,209
	Total Corporate Bonds (Cost $26,292,581)	26,586,007

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund^ (cont'd)

NUMBER OF SHARES		VALUE
Short-Term Investments 3.2%
Investment Companies 3.2%
981,626	State Street Institutional U.S. Government Money Market Fund Premier Class, 1.75%(h) (Cost $981,626)	$981,626	(i)
	Total Investments 98.9% (Cost $30,055,355)	30,286,235
	Other Assets Less Liabilities 1.1%	350,190
	Net Assets 100.0%	$30,636,425

(a)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2019 and changes periodically.

(b)  Value determined using significant unobservable inputs.

(c)  All or a portion of this security was purchased on a delayed delivery basis.

(d)  All or a portion of this security had not settled as of October 31, 2019 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(e)  The stated interest rate represents the weighted average interest rate at October 31, 2019 of the underlying contracts within the Loan Assignment. Interest rates on the underlying contracts are primarily determined by reference to the indicated base lending rate and spread, which are indicated in the security description, and the reset period, which is generally weekly, monthly or quarterly.

(f)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2019, these securities amounted to $13,937,648, which represents 45.5% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(g)  Payment-in-kind (PIK) security.

(h)  Represents 7-day effective yield as of October 31, 2019.

(i)  All or a portion of this security is segregated in connection with obligations for delayed delivery securities with a total value of $981,626.

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2019:

Asset Valuation Inputs

	Level 1	Level 2	Level 3(b)	Total
Investments:
Loan Assignments
Aerospace & Defense	$—	$—	$54,450	$54,450
Utilities	—	29,757	128,375	158,132
Other Loan Assignments(a)	—	2,506,020	—	2,506,020
Total Loan Assignments	—	2,535,777	182,825	2,718,602
Corporate Bonds(a)	—	26,586,007	—	26,586,007
Short-Term Investments	—	981,626	—	981,626
Total Investments	$—	$30,103,410	$182,825	$30,286,235

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2018	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2019	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2019
Investments in Securities:
Loan Assignments(c)
Aerospace & Defense	$—	$—	$—	$—	$54	$—	$—	$—	$54	$—
Food Service	40	—	—	—	—	(40)	—	—	—	—
Lodging & Casinos	205	—	(12)	1	—	(194)	—	—	—	—
Utilities	—	—	—	—	128	—	—	—	128	—
Total	$245	$—	$(12)	$1	$182	$(234)	$—	$—	$182	$—

(c)  Securities categorized as Level 3 are valued based on single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ October 31, 2019

PRINCIPAL AMOUNT(a)		VALUE
Loan Assignments (b) 6.9%
Aerospace & Defense 0.1%
$930,000	MHI Holdings, LLC, Term Loan B, (1M USD LIBOR + 5.00%), 6.79%, due 9/21/2026	$920,700	(c)
1,328,258	TransDigm, Inc., Term Loan F, (1M USD LIBOR + 2.50%), 4.29%, due 6/9/2023	1,321,444
		2,242,144
Automotive 0.0%(d)
1,395,000	Panther BF Aggregator 2 LP, Term Loan B, (1M USD LIBOR + 3.50%), 5.30%, due 4/30/2026	1,374,661
Building & Development 0.3%
	Capital Automotive L.P.
1,391,062	First Lien Term Loan, (1M USD LIBOR + 2.50%), 4.29%, due 3/24/2024	1,389,072
229,875	Second Lien Term Loan, (1M USD LIBOR + 6.00%), 7.79%, due 3/24/2025	229,875
525,000	CPG International Inc., Term Loan, (3M USD LIBOR + 3.75%), due 5/5/2024	516,469	(e)(f)
1,313,367	DTZ U.S. Borrower LLC, Term Loan B, (1M USD LIBOR + 3.25%), 5.04%, due 8/21/2025	1,314,457
1,651,351	Forterra Finance, LLC, Term Loan B, (1M USD LIBOR + 3.00%), due 10/25/2023	1,555,375	(e)(f)
1,836,883	Realogy Group LLC, Term Loan B, (1M USD LIBOR + 2.25%), 4.07%, due 2/8/2025	1,738,150
1,071,260	Wilsonart LLC, Term Loan B, (3M USD LIBOR + 3.25%), 5.36%, due 12/19/2023	1,047,157
		7,790,555
Business Equipment & Services 0.7%
198,090	Advantage Sales & Marketing, Inc., First Lien Term Loan, (1M USD LIBOR + 3.25%), 5.04%, due 7/23/2021	184,372
520,000	AlixPartners, LLP, Term Loan B, (1M USD LIBOR + 2.75%), due 4/4/2024	519,132	(e)(f)
499,455	Carbonite, Inc., Term Loan B, (3M USD LIBOR + 3.75%), due 3/26/2026	498,082	(e)(f)
1,315,257	Ceridian HCM Holding Inc., Term Loan B, (1M USD LIBOR + 3.00%), 4.80%, due 4/30/2025	1,316,901
1,525,662	Change Healthcare Holdings LLC, Term Loan B, (1M USD LIBOR + 2.50%), 4.29%, due 3/1/2024	1,515,776
1,390,000	Clear Channel Outdoor Holdings, Inc., Term Loan B, (1M USD LIBOR + 3.50%), 5.29%, due 8/21/2026	1,392,238
560,000	Cortes NP Acquisition Corporation, Term Loan B, (3M USD LIBOR + 4.00%), 5.93%, due 11/30/2023	526,260
1,335,969	Deerfield Dakota Holding, LLC, Term Loan B, (1M USD LIBOR + 3.25%), 5.04%, due 2/13/2025	1,286,591
1,050,000	DiscoverOrg, LLC, First Lien Term Loan, (1M USD LIBOR + 4.50%), due 2/2/2026	1,032,938	(e)(f)
1,525,000	Fleet U.S. Bidco Inc., Term Loan B, (3M USD LIBOR + 3.25%), 5.24%, due 10/7/2026	1,525,000	(c)
1,595,000	Garda World Security Corporation, First Lien Term Loan B, (USD LIBOR + 4.75%), due 10/17/2026	1,585,031	(e)(f)
1,387,187	Kronos Incorporated, Term Loan B, (3M USD LIBOR + 3.00%), 5.25%, due 11/1/2023	1,383,594
525,000	Learning Care Group, Inc., First Lien Term Loan, (3M USD LIBOR + 3.25%), due 3/13/2025	515,975	(e)(f)
821,693	MX Holdings US, Inc., Term Loan B1C, (1M USD LIBOR + 3.00%), 4.80%, due 7/31/2025	824,265
1,150,000	Prime Security Services Borrower, LLC, Term Loan B1, (1M USD LIBOR + 3.25%), 5.25%, due 9/23/2026	1,109,336
1,076,195	ServiceMaster Company, Term Loan B, (1M USD LIBOR + 2.50%), 4.29%, due 11/8/2023	1,074,398

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$1,321,007	Solera, LLC, Term Loan B, (1M USD LIBOR + 2.75%), 4.54%, due 3/3/2023	$1,308,034
1,320,260	Tempo Acquisition LLC, Term Loan, (1M USD LIBOR + 3.00%), 4.79%, due 5/1/2024	1,319,982
864,846	West Corporation, Term Loan, (USD LIBOR + 4.00%), 5.93%, due 10/10/2024	717,511	(g)
885,326	William Morris Endeavor Entertainment, LLC, First Lien Term Loan, (USD LIBOR + 2.75%), 4.60%, due 5/18/2025	854,526	(g)
		20,489,942
Cable & Satellite Television 0.5%
	Altice France S.A.
478,779	Term Loan B12, (1M USD LIBOR + 3.69%), 5.61%, due 1/31/2026	466,637
1,857,112	Term Loan B13, (1M USD LIBOR + 4.00%), 5.92%, due 8/14/2026	1,825,281
2,585,000	Charter Communications Operating, LLC, Term Loan B2, (USD LIBOR + 1.75%), due 2/1/2027	2,593,298	(e)(f)
	CSC Holdings, LLC
345,000	Term Loan DD, (1M USD LIBOR + 2.50%), 4.33%, due 4/15/2027	344,138	(c)
2,769,513	Term Loan B5, (3M USD LIBOR + 2.50%), 4.33%, due 4/15/2027	2,764,555
1,322,494	Lions Gate Capital Holdings LLC, Term Loan B, (1M USD LIBOR + 2.25%), 4.04%, due 3/24/2025	1,279,513
525,000	Radiate Holdco, LLC, First Lien Term Loan, (1M USD LIBOR + 3.00%), due 2/1/2024	519,241	(e)(f)
1,395,000	Telenet Financing USD LLC, Term Loan AN, (1M USD LIBOR + 2.25%), 4.17%, due 8/15/2026	1,392,475
710,000	Virgin Media Bristol LLC, Term Loan N, (3M USD LIBOR + 2.50%), 4.42%, due 1/31/2028	706,748
890,457	WideOpenWest Finance LLC, Term Loan B, (1M USD LIBOR + 3.25%), 5.05%, due 8/18/2023	853,449
1,345,000	Ziggo Secured Finance Partnership, Term Loan E, (1M USD LIBOR + 2.50%), 4.42%, due 4/15/2025	1,327,690
		14,073,025
Chemicals & Plastics 0.2%
525,000	Momentive Performance Materials Inc., Term Loan B, (1M USD LIBOR + 3.25%), due 5/15/2024	514,831	(e)(f)
1,028,251	Platform Specialty Products Corporation, Term Loan, (1M USD LIBOR + 2.25%), 4.04%, due 1/30/2026	1,031,140
1,210,529	PQ Corporation, Term Loan B, (3M USD LIBOR + 2.50%), 4.43%, due 2/8/2025	1,208,677
1,318,325	Solenis Holdings LLC, First Lien Term Loan, (3M USD LIBOR + 4.00%), 6.12%, due 6/26/2025	1,251,090
1,401,442	Starfruit Finco B.V., Term Loan B, (1M USD LIBOR + 3.25%), 5.19%, due 10/1/2025	1,364,963
1,320,000	Univar Inc., Term Loan B, (1M USD LIBOR + 2.25%), 4.04%, due 7/1/2024	1,323,300
		6,694,001
Conglomerates 0.0%(d)
1,194,531	Penn Engineering & Manufacturing Corp., Term Loan B, (1M USD LIBOR + 2.75%), 4.54%, due 6/27/2024	1,175,120	(c)
Containers & Glass Products 0.3%
1,052,336	Berlin Packaging LLC, First Lien Term Loan, (1M USD LIBOR + 3.00%), due 11/7/2025	1,020,766	(e)(f)
	Berry Global, Inc.
2,410,000	Term Loan W, (USD LIBOR + 2.00%), due 10/1/2022	2,416,025	(e)(f)
685,000	Term Loan X, (USD LIBOR + 2.00%), due 1/19/2024	686,315	(e)(f)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$1,344,038	BWAY Holding Company, Term Loan B, (3M USD LIBOR + 3.25%), 5.23%, due 4/3/2024	$1,306,620
2,068,248	Reynolds Group Holdings Inc., Term Loan, (1M USD LIBOR + 2.75%), 4.54%, due 2/5/2023	2,067,110	(e)(f)
1,436,048	Trident TPI Holdings, Inc., Term Loan B1, (1M USD LIBOR + 3.25%), 5.04%, due 10/17/2024	1,348,091
		8,844,927
Cosmetics - Toiletries 0.1%
930,000	Edgewell Personal Care Company, Term Loan B, (USD LIBOR + 3.00%), due 9/19/2026	929,424	(e)(f)
920,000	Sunshine Luxembourg VII SARL, First Lien Term Loan, (2M USD LIBOR + 4.25%), 6.35%, due 10/1/2026	920,386
		1,849,810
Diversified Insurance 0.2%
	Hub International Limited
1,047,349	Term Loan B, (3M USD LIBOR + 3.00%), due 4/25/2025	1,023,595	(e)(f)
1,575,000	Term Loan B, (USD LIBOR + 4.00%), due 4/25/2025	1,571,850	(e)(f)
	Sedgwick Claims Management Services, Inc.
1,321,368	Term Loan B, (1M USD LIBOR + 3.25%), 5.04%, due 12/31/2025	1,280,696
548,625	Term Loan B, (1M USD LIBOR + 4.00%), 5.79%, due 9/3/2026	543,940
		4,420,081
Drugs 0.3%
1,308,374	Amneal Pharmaceuticals LLC, Term Loan B, (1M USD LIBOR + 3.50%), 5.31%, due 5/4/2025	996,327
	Bausch Health Companies Inc.
622,721	Term Loan B, (1M USD LIBOR + 3.00%), 4.92%, due 6/2/2025	624,732
2,030,921	Term Loan B, (1M USD LIBOR + 2.75%), 4.67%, due 11/27/2025	2,032,607
1,240,475	Endo Luxembourg Finance Company I S.a.r.l., Term Loan B, (1M USD LIBOR + 4.25%), 6.06%, due 4/29/2024	1,138,756
2,315,506	Jaguar Holding Company II, Term Loan, (1M USD LIBOR + 2.50%), 4.29%, due 8/18/2022	2,309,717
1,105,000	Parexel International Corporation, Term Loan B, (1M USD LIBOR + 2.75%), due 9/27/2024	1,053,894	(e)(f)
		8,156,033
Electronics - Electrical 0.8%
1,555,000	Applied Systems, Inc., First Lien Term Loan, (3M USD LIBOR + 3.00%), due 9/19/2024	1,544,721	(e)(f)
2,185,000	CommScope, Inc., Term Loan B, (1M USD LIBOR + 3.25%), 5.04%, due 4/6/2026	2,140,623
2,785,000	Dell International LLC, Term Loan B, (1M USD LIBOR + 2.00%), 3.79%, due 9/19/2025	2,794,998
1,557,578	Epicor Software Corporation, First Lien Term Loan, (1M USD LIBOR + 3.25%), 5.04%, due 6/1/2022	1,551,737
2,075,000	Go Daddy Operating Company, LLC, Term Loan, (1M USD LIBOR + 1.75%), 3.54%, due 2/15/2024	2,076,183
	Hyland Software, Inc.
773,048	First Lien Term Loan, (1M USD LIBOR + 3.25%), 5.04%, due 7/1/2024	767,250
160,420	Second Lien Term Loan, (1M USD LIBOR + 7.00%), 8.79%, due 7/7/2025	160,621

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$200,000	IGT Holding IV AB, Term Loan B2, (3M USD LIBOR + 3.75%), 5.60%, due 7/31/2024	$197,250
774,198	Infor (US), Inc., Term Loan B6, (3M USD LIBOR + 2.75%), 4.85%, due 2/1/2022	774,198
922,646	Informatica LLC, Term Loan, (1M USD LIBOR + 3.25%), 5.04%, due 8/5/2022	923,965
1,550,000	McAfee, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 5.55%, due 9/30/2024	1,548,760
1,327,740	MKS Instruments, Inc., Term Loan B6, (1M USD LIBOR + 1.75%), 3.54%, due 2/2/2026	1,328,071
525,000	Project Alpha Intermediate Holding, Inc., Term Loan B, (3M USD LIBOR + 3.50%), 5.49%, due 4/26/2024	512,531
1,382,628	Rackspace Hosting, Inc., First Lien Term Loan, (3M USD LIBOR + 3.00%), 5.29%, due 11/3/2023	1,227,511
629,173	Riverbed Technology, Inc., Term Loan, (1M USD LIBOR + 3.25%), 5.04%, due 4/24/2022	483,463
2,305,807	Sophia, L.P., Term Loan B, (3M USD LIBOR + 3.25%), 5.35%, due 9/30/2022	2,302,925
613,144	SS&C Technologies Holdings Europe S.A.R.L., Term Loan B4, (1M USD LIBOR + 2.25%), 4.04%, due 4/16/2025	614,168
1,073,882	SS&C Technologies Inc., Term Loan B3, (1M USD LIBOR + 2.25%), 4.04%, due 4/16/2025	1,075,675
587,219	Vertafore, Inc., First Lien Term Loan, (1M USD LIBOR + 3.25%), 5.04%, due 7/2/2025	567,718
		22,592,368
Financial Intermediaries 0.1%
1,035,000	Edelman Financial Center, LLC, First Lien Term Loan, (1M USD LIBOR + 3.25%), 5.10%, due 7/21/2025	1,025,302
2,189,719	LPL Holdings, Inc., First Lien Term Loan B, (1M USD LIBOR + 2.25%), 4.05%, due 9/23/2024	2,188,362
525,000	PI US MergerCo, Inc., First Lien Term Loan, (1M USD LIBOR + 3.25%), due 1/3/2025	521,325	(e)(f)
		3,734,989
Food Products 0.0%(d)
1,301,074	Nomad Foods Europe Midco Limited, Term Loan B4, (1M USD LIBOR + 2.25%), 4.16%, due 5/15/2024	1,295,388
Food Service 0.2%
2,544,727	1011778 B.C. Unlimited Liability Company, Term Loan B3, (1M USD LIBOR + 2.25%), 4.04%, due 2/16/2024	2,546,636
	US Foods, Inc.
1,323,162	Term Loan B, (1M USD LIBOR + 2.00%), 3.79%, due 6/27/2023	1,326,642
60,000	Term Loan B, (1M USD LIBOR + 2.00%), 3.79%, due 9/13/2026	60,158
880,000	Welbilt, Inc., Term Loan B, (1M USD LIBOR + 2.50%), 4.29%, due 10/23/2025	872,300
		4,805,736
Food/Drug Retailers 0.0%(d)
823,390	Albertsons, LLC, Term Loan B8, (1M USD LIBOR + 2.75%), 4.54%, due 8/17/2026	827,351
Health Care 0.5%
922,632	Acadia Healthcare Company, Inc., Term Loan B4, (1M USD LIBOR + 2.50%), 4.29%, due 2/16/2023	923,352
1,045,600	Athenahealth, Inc., Term Loan B, (3M USD LIBOR + 4.50%), 6.68%, due 2/11/2026	1,036,127

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$1,228,825	Auris Luxembourg III S.a.r.l., Term Loan B2, (1M USD LIBOR + 3.75%), 5.54%, due 2/27/2026	$1,204,556
1,324,652	Concentra Inc., First Lien Term Loan, (3M USD LIBOR + 2.50%), 4.54%, due 6/1/2022	1,324,096
1,045,000	Emerald TopCo Inc., Term Loan, (1M USD LIBOR + 3.50%), due 7/24/2026	1,027,757	(e)(f)
918,747	Envision Healthcare Corporation, First Lien Term Loan, (1M USD LIBOR + 3.75%), 5.54%, due 10/10/2025	740,308
2,188,776	Grifols Worldwide Operations USA, Inc., Term Loan, (1W USD LIBOR + 2.25%), 4.09%, due 1/31/2025	2,190,658
875,000	HCA Inc., Term Loan B12, (1M USD LIBOR + 1.75%), 3.54%, due 3/13/2025	878,553
1,443,915	MPH Acquisition Holdings LLC, Term Loan B, (3M USD LIBOR + 2.75%), 4.85%, due 6/7/2023	1,350,883
930,000	Navicure, Inc., Term Loan B, (USD LIBOR + 4.00%), due 10/22/2026	926,513	(e)(f)
1,090,000	Ortho-Clinical Diagnostics SA, Term Loan B, (3M USD LIBOR + 3.25%), 5.31%, due 6/30/2025	1,040,045	(e)(f)
1,320,000	Select Medical Corporation, Term Loan B, (USD LIBOR + 2.50%), 4.58%, due 3/6/2025	1,311,750	(g)
143,845	Sound Inpatient Physicians, First Lien Term Loan, (1M USD LIBOR + 2.75%), 4.54%, due 6/27/2025	143,217
1,034,428	Verscend Holding Corp., Term Loan B, (1M USD LIBOR + 4.50%), 6.29%, due 8/27/2025	1,034,428
		15,132,243
Industrial Equipment 0.2%
765,422	Brookfield WEC Holdings Inc., First Lien Term Loan, (1M USD LIBOR + 3.50%), 5.29%, due 8/1/2025	760,003
520,000	Circor International, Inc., First Lien Term Loan, (1M USD LIBOR + 3.50%), due 12/11/2024	514,930	(e)(f)
932,663	Crosby US Acquisition Corp., Term Loan B, (3M USD LIBOR + 4.75%), 6.60%, due 6/26/2026	884,863
1,262,384	Filtration Group Corporation, First Lien Term Loan, (1M USD LIBOR + 3.00%), 4.79%, due 3/29/2025	1,260,213
1,391,450	Gates Global LLC, Term Loan B, (1M USD LIBOR + 2.75%), 4.54%, due 4/1/2024	1,361,075
		4,781,084
Leisure Goods - Activities - Movies 0.4%
2,189,000	AMC Entertainment Holdings, Inc., Term Loan B, (6M USD LIBOR + 3.00%), 5.23%, due 4/22/2026	2,186,877
1,323,231	CityCenter Holdings, LLC, Term Loan B, (1M USD LIBOR + 2.25%), 4.04%, due 4/18/2024	1,322,821
1,617,216	Crown Finance US, Inc., Term Loan, (1M USD LIBOR + 2.25%), 4.04%, due 2/28/2025	1,594,251
1,350,000	Delta 2 (LUX) S.a.r.l., Term Loan, (1M USD LIBOR + 2.50%), 4.29%, due 2/1/2024	1,328,063
1,332,926	Emerald Expositions Holding, Inc., Term Loan B, (1M USD LIBOR + 2.75%), 4.54%, due 5/22/2024	1,259,615	(c)
1,318,240	SeaWorld Parks & Entertainment, Inc., Term Loan B5, (1M USD LIBOR + 3.00%), 4.79%, due 3/31/2024	1,312,360
1,395,000	WMG Acquisition Corp., Term Loan F, (1M USD LIBOR + 2.13%), 3.91%, due 11/1/2023	1,394,107
		10,398,094

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Lodging & Casinos 0.2%
$1,292,418	Caesars Resort Collection, LLC, First Lien Term Loan B, (1M USD LIBOR + 2.75%), 4.54%, due 12/23/2024	$1,272,360
278,737	Golden Entertainment, Inc., First Lien Term Loan, (1M USD LIBOR + 3.00%), 4.81%, due 10/21/2024	278,912
	Mohegan Tribal Gaming Authority
162,724	Term Loan A, (1M USD LIBOR + 3.75%), 5.54%, due 10/13/2021	157,029
1,173,791	Term Loan B, (1M USD LIBOR + 4.00%), 5.79%, due 10/13/2023	1,083,926
1,323,283	Scientific Games International, Inc., Term Loan B5, (1M USD LIBOR + 2.75%), 4.54%, due 8/14/2024	1,307,152
1,313,154	Station Casinos LLC, Term Loan B, (1M USD LIBOR + 2.50%), 4.29%, due 6/8/2023	1,313,705
		5,413,084
Nonferrous Metals - Minerals 0.0%(d)
208,874	Covia Holdings Corporation, Term Loan, (3M USD LIBOR + 4.00%), 6.04%, due 6/1/2025	145,167
Oil & Gas 0.2%
1,394,254	BCP Renaissance Parent LLC, Term Loan B, (2M USD LIBOR + 3.50%), 5.36%, due 10/31/2024	1,257,449
575,000	Buckeye Partners, L.P., Term Loan B, (USD LIBOR + 2.75%), due 11/15/2026	577,519	(e)(f)
465,000	Gavilan Resources, LLC, Second Lien Term Loan, (1M USD LIBOR + 6.00%), 7.79%, due 3/1/2024	195,686
1,339,700	Lucid Energy Group II Borrower, LLC, First Lien Term Loan, (1M USD LIBOR + 3.00%), 4.79%, due 2/17/2025	1,172,237
1,320,623	Medallion Midland Acquisition, LLC, First Lien Term Loan, (1M USD LIBOR + 3.25%), 5.04%, due 10/30/2024	1,238,084
933,459	Prairie ECI Acquiror LP, Term Loan B, (3M USD LIBOR + 4.75%), 6.85%, due 3/11/2026	908,564
		5,349,539
Property & Casualty Insurance 0.1%
1,390,975	AssuredPartners, Inc., First Lien Term Loan, (1M USD LIBOR + 3.50%), 5.29%, due 10/22/2024	1,365,187
2,180,286	Asurion LLC, Term Loan B7, (1M USD LIBOR + 3.00%), 4.79%, due 11/3/2024	2,181,659
		3,546,846
Publishing 0.1%
514,090	Harland Clarke Holdings Corp., Term Loan B7, (3M USD LIBOR + 4.75%), 6.85%, due 11/3/2023	399,062
2,208,673	Nielsen Finance LLC, Term Loan B4, (1M USD LIBOR + 2.00%), 3.94%, due 10/4/2023	2,200,391
		2,599,453
Radio & Television 0.2%
1,555,000	Cumulus Media New Holdings Inc., Term Loan B, (1M USD LIBOR + 3.75%), 5.54%, due 3/31/2026	1,561,158
1,036,810	iHeartCommunications, Inc., Term Loan, (1M USD LIBOR + 4.00%), 6.03%, due 5/1/2026	1,039,723

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$1,898,027	Univision Communications Inc., Term Loan C5, (1M USD LIBOR + 2.75%), 4.54%, due 3/15/2024	$1,828,503	(c)
		4,429,384
Retailers (except food & drug) 0.3%
1,819,027	Bass Pro Group, LLC, Term Loan B, (1M USD LIBOR + 5.00%), 6.79%, due 9/25/2024	1,752,433
1,309,619	BJ's Wholesale Club, Inc., First Lien Term Loan, (1M USD LIBOR + 2.75%), 4.67%, due 2/3/2024	1,309,396
1,380,000	CDW LLC, Term Loan B, (1M USD LIBOR + 1.75%), 3.54%, due 10/13/2026	1,384,195
	EG America LLC
824,412	Term Loan, (3M USD LIBOR + 4.00%), 6.10%, due 2/7/2025	794,115
61,593	Second Lien Term Loan, (3M USD LIBOR + 8.00%), 10.10%, due 4/20/2026	57,974
1,899,743	Staples, Inc., Term Loan, (3M USD LIBOR + 5.00%), 7.12%, due 4/16/2026	1,870,696
		7,168,809
Steel 0.1%
1,040,000	Big River Steel LLC, Term Loan B, (3M USD LIBOR + 5.00%), due 8/23/2023	1,030,255	(e)(f)
1,301,859	MRC Global (US) Inc., First Lien Term Loan B, (1M USD LIBOR + 3.00%), 4.79%, due 9/20/2024	1,282,331	(c)
1,374,708	TMS International Corp., Term Loan B2, (USD LIBOR + 2.75%), 4.62%, due 8/14/2024	1,302,536	(c)(g)
		3,615,122
Surface Transport 0.0%(d)
1,321,057	Hertz Corporation, (The), Term Loan B, (1M USD LIBOR + 2.75%), 4.54%, due 6/30/2023	1,320,648
Telecommunications 0.5%
1,787,692	CenturyLink, Inc., Term Loan B, (1M USD LIBOR+ 2.75%), 4.54%, due 1/31/2025	1,768,259
1,365,000	Connect Finco Sarl, Term Loan B, (USD LIBOR + 4.50%), due 9/23/2026	1,343,242	(e)(f)
1,339,738	Frontier Communications Corp., Term Loan B1, (1M USD LIBOR + 3.75%), 5.54%, due 6/15/2024	1,333,374
1,365,819	GTT Communications, Inc., Term Loan B, (1M USD LIBOR + 2.75%), 4.54%, due 5/31/2025	1,009,859
	Intelsat Jackson Holdings S.A.
2,707,500	Term Loan B3, (6M USD LIBOR + 3.75%), 5.68%, due 11/27/2023	2,702,437
62,500	Term Loan B4, (6M USD LIBOR + 4.50%), 6.43%, due 1/2/2024	63,125
2,645,000	Level 3 Financing Inc., Term Loan B, (1M USD LIBOR + 2.25%), 4.04%, due 2/22/2024	2,646,984
658,329	MTN Infrastructure TopCo Inc., First Lien Term Loan B, (1M USD LIBOR + 3.00%), 4.79%, due 11/15/2024	649,824
2,775,414	Sprint Communications, Inc., Term Loan B, (1M USD LIBOR + 3.00%), 4.81%, due 2/2/2024	2,756,903
120,000	Syniverse Holdings, Inc., Second Lien Term Loan, (1M USD LIBOR + 9.00%), 10.92%, due 3/11/2024	90,720
1,323,283	Telesat Canada, Term Loan B4, (3M USD LIBOR + 2.50%), 4.61%, due 11/17/2023	1,322,290
		15,687,017

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Utilities 0.3%
$1,097,250	Blackstone CQP Holdco LP, Term Loan B, (3M USD LIBOR + 3.50%), 5.66%, due 9/30/2024	$1,091,083
	Calpine Corporation
1,321,687	Term Loan B9, (3M USD LIBOR + 2.75%), 4.86%, due 4/5/2026	1,322,190
990,000	Term Loan B10, (1M USD LIBOR + 2.50%), 4.29%, due 8/12/2026	987,832
1,252,754	Eastern Power, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 5.54%, due 10/2/2023	1,248,845
1,311,696	Edgewater Generation, L.L.C., Term Loan, (1M USD LIBOR + 3.75%), 5.54%, due 12/13/2025	1,254,637
559,222	Kestrel Acquisition, LLC, Term Loan B, (1M USD LIBOR + 4.25%), due 6/2/2025	514,484	(e)(f)
1,029,331	Nautilus Power, LLC, Term Loan B, (1M USD LIBOR + 4.25%), 6.04%, due 5/16/2024	1,011,318	(c)
730,000	Talen Energy Supply, LLC, Term Loan B, (1M USD LIBOR + 3.75%), due 7/8/2026	720,875	(c)(e)(f)
		8,151,264
	Total Loan Assignments (Cost $201,570,670)	198,103,885
U.S. Treasury Obligations 27.8%
	U.S. Treasury Bill
348,200	1.86%, due 12/12/2019	347,607	(h)(i)
15,100,000	2.34%, due 1/2/2020	15,059,687	(h)(j)
	U.S. Treasury Bonds
5,000	4.50%, due 2/15/2036	6,846
125,000	3.88%, due 8/15/2040	163,247
75,940,000	2.75%, due 8/15/2042	84,171,777
	U.S. Treasury Inflation-Indexed Bonds(k)
137,920,051	0.13%, due 4/15/2021	136,836,177
523,459	3.63%, due 4/15/2028	671,169
29,341,620	3.38%, due 4/15/2032	40,439,160
58,411,037	1.00%, due 2/15/2046 – 2/15/2048	64,740,034
	U.S. Treasury Notes
16,355,000	1.38%, due 1/15/2020	16,347,972
304,170,000	2.00%, due 1/31/2020 – 1/15/2021	304,523,946
39,030,000	2.88%, due 5/31/2025	41,743,805
67,975,000	2.25%, due 11/15/2027	71,129,465
21,770,000	2.75%, due 2/15/2028	23,630,655
	Total U.S. Treasury Obligations (Cost $782,680,378)	799,811,547
U.S. Government Agency Securities 0.1%
2,030,000	Federal National Mortgage Association, 5.63%, due 7/15/2037 (Cost $2,835,428)	3,017,368
Mortgage-Backed Securities 25.7%
Collateralized Mortgage Obligations 7.4%
308,273	Angel Oak Mortgage Trust LLC, Ser. 2017-3, Class A1, 2.71%, due 11/25/2047	307,658	(l)(m)
	Fannie Mae Connecticut Avenue Securities
19,918,000	Ser. 2017-C02, Class 2M2, (1M USD LIBOR + 3.65%), 5.47%, due 9/25/2029	20,881,862	(b)(i)
16,585,000	Ser. 2017-C03, Class 1M2, (1M USD LIBOR + 3.00%), 4.82%, due 10/25/2029	17,259,434	(b)
6,598,000	Ser. 2017-C04, Class 2M2, (1M USD LIBOR + 2.85%), 4.67%, due 11/25/2029	6,785,563	(b)
8,950,000	Ser. 2017-C06, Class 1M2, (1M USD LIBOR + 2.65%), 4.47%, due 2/25/2030	9,139,340	(b)
10,770,000	Ser. 2017-C06, Class 2M2, (1M USD LIBOR + 2.80%), 4.62%, due 2/25/2030	10,984,969	(b)
2,670,000	Ser. 2017-C07, Class 1M2, (1M USD LIBOR + 2.40%), 4.22%, due 5/25/2030	2,709,938	(b)
16,691,000	Ser. 2017-C07, Class 2M2, (1M USD LIBOR + 2.50%), 4.32%, due 5/25/2030	16,895,037	(b)(i)
12,430,000	Ser. 2018-C01, Class 1M2, (1M USD LIBOR + 2.25%), 4.07%, due 7/25/2030	12,550,665	(b)
10,400,000	Ser. 2018-C02, Class 2M2, (1M USD LIBOR + 2.20%), 4.02%, due 8/25/2030	10,480,277	(b)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$21,268,168	Fannie Mae REMICS, Ser. 2018-18, Class ST, (6.10% - 1M USD LIBOR), 4.28%, due 12/25/2044	$3,908,753	(b)(n)
	Freddie Mac Multifamily Structured Pass Through Certificates
70,984,000	Ser. K083, Class XAM, 0.05%, due 10/25/2028	567,277	(m)(n)
77,922,000	Ser. K085, Class XAM, 0.06%, due 10/25/2028	691,114	(m)(n)
14,105,387	Freddie Mac REMICS, Ser. 4150, Class SP, (6.15% - 1M USD LIBOR), 4.23%, due 1/15/2043	2,491,016	(b)(n)
	Freddie Mac Structured Agency Credit Risk Debt Notes
9,610,000	Ser. 2017-DNA1, Class M2, (1M USD LIBOR + 3.25%), 5.07%, due 7/25/2029	10,073,760	(b)
19,826,000	Ser. 2017-DNA2, Class M2, (1M USD LIBOR + 3.45%), 5.27%, due 10/25/2029	21,051,227	(b)
9,935,000	Ser. 2017-HQA2, Class M2, (1M USD LIBOR + 2.65%), 4.47%, due 12/25/2029	10,197,611	(b)(i)
16,454,000	Ser. 2017-DNA3, Class M2, (1M USD LIBOR + 2.50%), 4.32%, due 3/25/2030	16,783,393	(b)
3,250,000	Ser. 2017-HQA3, Class M2, (1M USD LIBOR + 2.35%), 4.17%, due 4/25/2030	3,293,054	(b)
5,680,000	Ser. 2018-DNA1, Class M2, (1M USD LIBOR + 1.80%), 3.62%, due 7/25/2030	5,677,564	(b)(i)
15,275,000	Ser. 2018-HQA1, Class M2, (1M USD LIBOR + 2.30%), 4.12%, due 9/25/2030	15,386,908	(b)
410,590	JP Morgan Alternative Loan Trust, Ser. 2006-A5, Class 1A1, (1M USD LIBOR + 0.16%), 1.98%, due 10/25/2036	409,439	(b)
	OBX Trust
8,365,298	Ser. 2019-EXP2, Class 2A1A, (1M USD LIBOR + 0.90%), 2.72%, due 6/25/2059	8,365,511	(b)(l)
6,575,000	Ser. 2019-EXP3, Class 2A1A, (1M USD LIBOR + 0.90%), 2.78%, due 10/25/2059	6,574,029	(b)(l)
1,000,000	Permanent Master Issuer PLC, Ser. 2018-1A, Class 1A1, (3M USD LIBOR + 0.38%), 2.37%, due 7/15/2058	999,786	(b)(l)
		214,465,185
Commercial Mortgage-Backed 1.7%
	BX Commercial Mortgage Trust
7,449,939	Ser. 2018-IND, Class A, (1M USD LIBOR + 0.75%), 2.66%, due 11/15/2035	7,442,954	(b)(l)
1,751,171	Ser. 2018-IND, Class B, (1M USD LIBOR + 0.90%), 2.81%, due 11/15/2035	1,748,981	(b)(l)
	Citigroup Commercial Mortgage Trust
5,256,703	Ser. 2012-GC8, Class XA, 1.77%, due 9/10/2045	215,799	(l)(m)(n)
1,720,944	Ser. 2012-GC8, Class AAB, 2.61%, due 9/10/2045	1,733,793
1,000,000	Ser. 2012-GC8, Class B, 4.29%, due 9/10/2045	1,041,864	(l)
53,388,611	Ser. 2014-GC25, Class XA, 1.00%, due 10/10/2047	2,244,366	(m)(n)
30,971,623	Ser. 2015-GC27, Class XA, 1.36%, due 2/10/2048	1,721,071	(m)(n)
	Commercial Mortgage Trust
35,068,491	Ser. 2012-CR2, Class XA, 1.64%, due 8/15/2045	1,268,476	(m)(n)
164,498	Ser. 2012-CR3, Class XA, 1.86%, due 10/15/2045	7,323	(m)(n)
32,175,960	Ser. 2014-CR16, Class XA, 0.98%, due 4/10/2047	1,194,439	(m)(n)
29,524,235	Ser. 2014-CR17, Class XA, 0.98%, due 5/10/2047	1,109,902	(m)(n)
40,982,566	Ser. 2014-UBS3, Class XA, 1.09%, due 6/10/2047	1,732,181	(m)(n)
48,656,430	Ser. 2014-UBS6, Class XA, 0.92%, due 12/10/2047	1,766,068	(m)(n)
	CSAIL Commercial Mortgage Trust
7,735,583	Ser. 2018-CX11, Class A1, 2.89%, due 4/15/2051	7,821,684
34,965,857	Ser. 2015-C2, Class XA, 0.77%, due 6/15/2057	1,202,049	(m)(n)
	FRESB Mortgage Trust
2,515,072	Ser. 2017-SB29, Class B, 3.42%, due 3/25/2037	2,065,209	(m)
7,011,114	Ser. 2017-SB38, Class B, 3.80%, due 8/25/2037	5,764,180	(l)(m)
	GS Mortgage Securities Trust
262,561	Ser. 2011-GC5, Class XA, 1.33%, due 8/10/2044	4,604	(l)(m)(n)
60,705,220	Ser. 2014-GC18, Class XA, 1.02%, due 1/10/2047	2,183,652	(m)(n)
53,069,234	Ser. 2015-GC30, Class XA, 0.82%, due 5/10/2050	1,645,024	(m)(n)
495,101	Morgan Stanley Capital I Trust, Ser. 2011-C3, Class XA, 0.63%, due 7/15/2049	3,791	(l)(m)(n)
	WF-RBS Commercial Mortgage Trust
8,535,131	Ser. 2011-C2, Class XA, 0.78%, due 2/15/2044	62,347	(l)(m)(n)
218,157	Ser. 2012-C6, Class XA, 2.07%, due 4/15/2045	7,442	(l)(m)(n)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$102,868,000	Ser. 2013-C14, Class XB, 0.14%, due 6/15/2046	$735,722	(m)(n)
34,758,025	Ser. 2014-C21, Class XA, 1.04%, due 8/15/2047	1,393,759	(m)(n)
58,602,141	Ser. 2014-C25, Class XA, 0.83%, due 11/15/2047	1,965,967	(m)(n)
16,976,206	Ser. 2014-C22, Class XA, 0.81%, due 9/15/2057	540,197	(m)(n)
		48,622,844
Fannie Mae 0.1%
	Pass-Through Certificates
9,713,769	3.98%, due 6/25/2046	1,709,409
5,820	5.00%, due 6/1/2040 – 7/1/2040	6,410
75,911	6.00%, due 9/1/2033 – 9/1/2040	85,423
445	6.50%, due 9/1/2032	495
388	7.50%, due 12/1/2032	441
		1,802,178
Freddie Mac 0.0%(d)
5,656	Pass-Through Certificates, 5.00%, due 12/1/2028	6,050
Ginnie Mae 5.8%
	Pass-Through Certificates
404	6.50%, due 7/15/2032	455
707	7.00%, due 8/15/2032	839
18,905,000	3.00%, TBA, 30 Year Maturity	19,456,347	(o)
50,070,000	3.50%, TBA, 30 Year Maturity	51,955,449	(o)
91,960,000	4.00%, TBA, 30 Year Maturity	95,596,461	(o)
		167,009,551
Uniform Mortgage-Backed Securities 10.7%
	Pass-Through Certificates
13,610,000	2.50%, TBA, 15 Year Maturity	13,756,733	(o)
104,790,000	3.00%, TBA, 30 Year Maturity	106,484,651	(o)
107,530,000	3.50%, TBA, 30 Year Maturity	110,411,468	(o)
74,470,000	4.00%, TBA, 30 Year Maturity	77,269,388	(o)
		307,922,240
	Total Mortgage-Backed Securities (Cost $756,518,901)	739,828,048
Corporate Bonds 45.7%
Advertising 0.6%
	Clear Channel Worldwide Holdings, Inc.
1,311,000	9.25%, due 2/15/2024	1,442,100	(l)
2,129,000	5.13%, due 8/15/2027	2,216,140	(l)
	Lamar Media Corp.
60,000	5.38%, due 1/15/2024	61,489
1,085,000	5.75%, due 2/1/2026	1,148,744
	Nielsen Co. Luxembourg S.a.r.l.
390,000	5.50%, due 10/1/2021	390,975	(l)
1,420,000	5.00%, due 2/1/2025	1,414,675	(l)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
		Nielsen Finance LLC/Nielsen Finance Co.
	$1,115,000	4.50%, due 10/1/2020	$1,117,091
	3,830,000	5.00%, due 4/15/2022	3,849,227	(i)(l)
		Outfront Media Capital LLC/Outfront Media Capital Corp.
	590,000	5.63%, due 2/15/2024	605,487
	1,930,000	5.88%, due 3/15/2025	1,992,725
	1,416,000	5.00%, due 8/15/2027	1,483,302	(l)
			15,721,955
Aerospace & Defense 0.5%
	1,225,000	BBA U.S. Holdings, Inc., 5.38%, due 5/1/2026	1,280,125	(l)
		TransDigm, Inc.
	165,000	6.00%, due 7/15/2022	167,805
	471,000	6.50%, due 7/15/2024	486,308
	3,850,000	6.25%, due 3/15/2026	4,124,312	(l)
	1,935,000	6.38%, due 6/15/2026	2,024,494
	2,570,000	7.50%, due 3/15/2027	2,775,600
	1,710,000	5.50%, due 11/15/2027	1,704,340	(l)(p)
	624,000	United Technologies Corp., (3M USD LIBOR + 0.65%), 2.82%, due 8/16/2021	624,120	(b)
			13,187,104
Agriculture 0.3%
		BAT Capital Corp.
	1,190,000	(3M USD LIBOR + 0.59%), 2.77%, due 8/14/2020	1,192,380	(b)
	6,365,000	4.54%, due 8/15/2047	6,150,706
	1,225,000	Darling Ingredients, Inc., 5.25%, due 4/15/2027	1,286,250	(l)
	200,000	JBS Investments II GmbH, 7.00%, due 1/15/2026	216,800	(q)
			8,846,136
Airlines 0.0%(d)
	650,000	Unity 1 Sukuk Ltd., 3.86%, due 11/30/2021	662,663	(q)
Apparel 0.0%(d)
EUR	265,000	Levi Strauss & Co., 3.38%, due 3/15/2027	315,858
Auto Manufacturers 0.9%
		BMW U.S. Capital LLC
	$350,000	(3M USD LIBOR + 0.38%), 2.42%, due 4/6/2020	350,422	(b)(l)
	750,000	(3M USD LIBOR + 0.50%), 2.68%, due 8/13/2021	751,411	(b)(l)
		Daimler Finance N.A. LLC
	500,000	(3M USD LIBOR + 0.43%), 2.61%, due 2/12/2021	499,916	(b)(l)
	6,500,000	(3M USD LIBOR + 0.90%), 3.06%, due 2/15/2022	6,541,665	(b)(l)
	4,075,000	General Motors Financial Co., Inc., 5.10%, due 1/17/2024	4,401,701	(i)
EUR	204,000	Jaguar Land Rover Automotive PLC, 4.50%, due 1/15/2026	214,451	(q)
	$12,585,000	Volkswagen Group of America Finance LLC, 2.70%, due 9/26/2022	12,705,990	(l)
			25,465,556

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Auto Parts & Equipment 0.1%
EUR	290,000	Goodyear Europe BV, 3.75%, due 12/15/2023	$326,267	(q)
	$85,000	Goodyear Tire & Rubber Co., 5.13%, due 11/15/2023	86,264
EUR	419,000	Grupo Antolin-Irausa SA, 3.38%, due 4/30/2026	396,660	(q)
EUR	392,000	IHO Verwaltungs GmbH, 3.75% Cash/4.50% PIK, due 9/15/2026	442,745	(q)(r)
	$1,705,000	LKQ Corp., 4.75%, due 5/15/2023	1,738,554
EUR	443,000	LKQ Italia Bondco SpA, 3.88%, due 4/1/2024	552,848	(q)
EUR	173,000	Panther BF Aggregator 2 L.P./Panther Finance Co., Inc., 4.38%, due 5/15/2026	193,638	(q)
			3,736,976
Banking 0.1%
		Ally Financial, Inc.
	$380,000	8.00%, due 3/15/2020	386,962
	400,000	7.50%, due 9/15/2020	417,000
	170,000	4.25%, due 4/15/2021	174,299
	120,000	4.13%, due 2/13/2022	124,050
		CIT Group, Inc.
	95,000	4.13%, due 3/9/2021	97,138
	160,000	5.00%, due 8/15/2022	170,091
			1,369,540
Banks 6.9%
	500,000	ABN AMRO Bank NV, (3M USD LIBOR + 0.57%), 2.70%, due 8/27/2021	501,846	(b)(l)
	200,000	Banco Davivienda SA, 5.88%, due 7/9/2022	213,002	(q)
	90,000	Banco de Credito del Peru, 2.70%, due 1/11/2025	89,550	(l)
	200,000	Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa,	207,250	(q)
		4.13%, due 6/6/2024
	150,000	Banco Int'l del Peru SAA Interbank, 3.38%, due 1/18/2023	151,800	(q)
	5,895,000	Banco Santander SA, 3.80%, due 2/23/2028	6,217,398	(i)
	211,000	Banco Votorantim SA, 4.50%, due 9/24/2024	217,573	(l)
		Bancolombia SA
	122,000	5.95%, due 6/3/2021	128,222
	200,000	5.13%, due 9/11/2022	210,480
		Bank of America Corp.
	6,095,000	2.74%, due 1/23/2022	6,143,247	(i)(s)
	1,375,000	(3M USD LIBOR + 0.65%), 2.76%, due 6/25/2022	1,381,687	(b)
	9,400,000	3.71%, due 4/24/2028	10,057,534	(i)(s)
	7,380,000	3.97%, due 3/5/2029	8,037,715	(i)(s)
	725,000	Bank of New York Mellon, (3M USD LIBOR + 0.28%), 2.41%, due 6/4/2021	725,964	(b)
	5,920,000	Barclays PLC, 4.38%, due 1/12/2026	6,361,447	(i)
		BBVA Bancomer SA
	101,000	7.25%, due 4/22/2020	103,223	(q)
	200,000	6.75%, due 9/30/2022	219,740	(q)
		Citigroup, Inc.
	7,900,000	(3M USD LIBOR + 0.96%), 2.90%, due 4/25/2022	7,997,668	(b)
	12,720,000	3.89%, due 1/10/2028	13,690,576	(i)(s)
	5,165,000	3.52%, due 10/27/2028	5,442,783	(i)(s)
	12,055,000	Commonwealth Bank of Australia, 3.74%, due 9/12/2039	12,082,215	(l)
		DIB Sukuk Ltd.
	400,000	2.92%, due 6/3/2020	400,273	(q)
	200,000	3.60%, due 3/30/2021	202,173	(q)
	200,000	3.63%, due 2/6/2023	204,976	(q)
	200,000	Emirates Development Bank PJSC, 3.52%, due 3/6/2024	206,401	(q)
		Goldman Sachs Group, Inc.
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
	$705,000	(3M USD LIBOR + 1.11%), 3.05%, due 4/26/2022	$712,273	(b)
	10,760,000	(3M USD LIBOR + 0.78%), 2.71%, due 10/31/2022	10,811,863	(b)
	8,765,000	3.69%, due 6/5/2028	9,260,951	(s)
	16,540,000	3.81%, due 4/23/2029	17,570,093	(i)(s)
	3,550,000	4.02%, due 10/31/2038	3,840,396	(i)(s)
	4,325,000	5.15%, due 5/22/2045	5,192,088	(i)
	200,000	Grupo Aval Ltd., 4.75%, due 9/26/2022	207,460	(q)
	289,000	Gulf Int'l Bank BSC, 3.50%, due 3/25/2022	291,774	(q)
		HSBC Holdings PLC
	500,000	(3M USD LIBOR + 0.60%), 2.72%, due 5/18/2021	500,495	(b)
	10,535,000	6.00%, due 5/22/2027	10,935,330	(i)(s)(t)
		JPMorgan Chase & Co.
	1,150,000	(3M USD LIBOR + 0.55%), 2.65%, due 3/9/2021	1,151,541	(b)
	6,335,000	(3M USD LIBOR + 0.61%), 2.76%, due 6/18/2022	6,355,969	(b)
	6,740,000	3.88%, due 7/24/2038	7,397,407	(i)(s)
		Morgan Stanley
	4,915,000	Ser. H, 5.61%, due 1/15/2020	4,944,490	(i)(s)(t)
	8,695,000	(3M USD LIBOR + 0.93%), 2.88%, due 7/22/2022	8,773,646	(b)
	16,475,000	3.59%, due 7/22/2028	17,414,002	(i)(s)
	600,000	National Australia Bank Ltd., (3M USD LIBOR + 0.35%), 2.35%, due 1/12/2021	601,282	(b)(l)
	200,000	Philippine National Bank, 3.28%, due 9/27/2024	202,134	(q)
	200,000	QIB Sukuk Ltd., 3.25%, due 5/23/2022	202,374	(q)
	200,000	QNB Finance Ltd., (3M USD LIBOR + 1.35%), 3.47%, due 5/31/2021	201,371	(b)(q)
	595,000	QNB Finansbank A/S, 6.88%, due 9/7/2024	626,164	(l)
	950,000	Royal Bank of Canada, (3M USD LIBOR + 0.47%), 2.40%, due 4/29/2022	951,385	(b)
	500,000	Santander UK PLC, (3M USD LIBOR + 0.62%), 2.76%, due 6/1/2021	501,545	(b)
	200,000	Shinhan Bank Co. Ltd., 3.88%, due 12/7/2026	204,465	(q)(s)
	200,000	Trade & Development Bank of Mongolia LLC, 9.38%, due 5/19/2020	205,000	(q)
	200,000	Turkiye Vakiflar Bankasi TAO, 5.50%, due 10/27/2021	198,478	(q)
	280,000	U.S. Bank N.A., (3M USD LIBOR + 0.29%), 2.44%, due 5/21/2021	280,280	(b)
	200,000	United Bank for Africa PLC, 7.75%, due 6/8/2022	211,843	(q)
	7,365,000	Wells Fargo & Co., (3M USD LIBOR + 0.93%), 3.11%, due 2/11/2022	7,413,344	(b)
	495,000	Wells Fargo Bank N.A., (3M USD LIBOR + 0.66%), 2.80%, due 9/9/2022	496,791	(b)
	1,000,000	Westpac Banking Corp., (3M USD LIBOR + 0.85%), 2.97%, due 8/19/2021	1,010,983	(b)
			199,861,960
Beverages 1.1%
	605,000	Anheuser-Busch InBev Finance, Inc., (3M USD LIBOR + 1.26%), 3.16%, due 2/1/2021	612,768	(b)
		Anheuser-Busch InBev Worldwide, Inc.
	6,175,000	4.60%, due 4/15/2048	7,085,670	(i)
	9,870,000	4.75%, due 4/15/2058	11,538,916	(i)
	7,315,000	5.80%, due 1/23/2059	9,931,657	(i)
	675,000	Diageo Capital PLC, (3M USD LIBOR + 0.24%), 2.36%, due 5/18/2020	675,491	(b)
EUR	576,000	Sunshine Mid BV, 6.50%, due 5/15/2026	658,968	(q)
			30,503,470
Brokerage 0.1%
	$3,705,000	LPL Holdings, Inc., 5.75%, due 9/15/2025	3,843,938	(i)(l)
Building & Construction 0.5%
		Lennar Corp.
	415,000	4.75%, due 4/1/2021	424,877
	45,000	4.13%, due 1/15/2022	46,238

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
	Meritage Homes Corp.
$240,000	7.15%, due 4/15/2020	$244,500
760,000	7.00%, due 4/1/2022	830,300
565,000	5.13%, due 6/6/2027	608,787
	Shea Homes L.P./Shea Homes Funding Corp.
524,000	5.88%, due 4/1/2023	535,790	(l)
1,250,000	6.13%, due 4/1/2025	1,293,750	(l)
	Taylor Morrison Communities, Inc.
1,410,000	5.88%, due 6/15/2027	1,574,547	(l)
1,520,000	5.75%, due 1/15/2028	1,681,500	(l)
	Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.
235,000	5.88%, due 4/15/2023	253,800	(l)
1,005,000	5.63%, due 3/1/2024	1,084,144	(l)
	Toll Brothers Finance Corp.
390,000	5.88%, due 2/15/2022	414,863
560,000	4.38%, due 4/15/2023	588,000
650,000	5.63%, due 1/15/2024	710,125
465,000	4.88%, due 3/15/2027	505,106
1,665,000	4.35%, due 2/15/2028	1,731,080
835,000	TRI Pointe Group, Inc., 4.88%, due 7/1/2021	857,962
		13,385,369
Building Materials 0.4%
2,950,000	Beacon Roofing Supply, Inc., 4.88%, due 11/1/2025	2,898,522	(l)
975,000	CD&R Waterworks Merger Sub LLC, 6.13%, due 8/15/2025	990,844	(l)
	Jeld-Wen, Inc.
1,260,000	4.63%, due 12/15/2025	1,247,400	(l)
2,825,000	4.88%, due 12/15/2027	2,768,500	(l)
	Masonite Int'l Corp.
2,845,000	5.75%, due 9/15/2026	3,019,256	(l)
1,500,000	5.38%, due 2/1/2028	1,586,250	(l)
200,000	Votorantim Cimentos Int'l SA, 7.25%, due 4/5/2041	253,002	(q)
		12,763,774
Cable & Satellite Television 1.0%
	CCO Holdings LLC/CCO Holdings Capital Corp.
850,000	5.25%, due 9/30/2022	861,687	(i)
1,215,000	5.13%, due 2/15/2023	1,240,819	(i)
525,000	4.00%, due 3/1/2023	534,188	(l)
595,000	5.13%, due 5/1/2023	609,131	(i)(l)
27,000	5.75%, due 1/15/2024	27,667
705,000	5.88%, due 4/1/2024	734,963	(l)
2,365,000	5.75%, due 2/15/2026	2,497,440	(i)(l)
3,945,000	5.00%, due 2/1/2028	4,127,456	(i)(l)
345,000	4.75%, due 3/1/2030	351,469	(l)
	CSC Holdings LLC
670,000	6.75%, due 11/15/2021	721,925
980,000	5.38%, due 7/15/2023	1,004,480	(i)(l)
255,000	5.25%, due 6/1/2024	274,763
770,000	7.75%, due 7/15/2025	825,825	(l)
365,000	6.63%, due 10/15/2025	388,725	(l)
1,051,000	10.88%, due 10/15/2025	1,186,011	(i)(l)
1,095,000	5.50%, due 5/15/2026	1,153,856	(l)
470,000	5.50%, due 4/15/2027	498,205	(l)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
	$870,000	7.50%, due 4/1/2028	$978,750	(l)
	515,000	6.50%, due 2/1/2029	576,800	(l)
	2,550,000	5.75%, due 1/15/2030	2,683,875	(l)
		DISH DBS Corp.
	1,185,000	6.75%, due 6/1/2021	1,247,212	(i)
	660,000	5.88%, due 7/15/2022	690,235
	130,000	5.00%, due 3/15/2023	130,975
	1,530,000	5.88%, due 11/15/2024	1,533,825	(i)
		Radiate Holdco LLC/Radiate Finance, Inc.
	208,000	6.88%, due 2/15/2023	212,680	(l)
	995,000	6.63%, due 2/15/2025	1,004,950	(l)
		Virgin Media Finance PLC
	530,000	5.25%, due 2/15/2022	543,250
	480,000	6.00%, due 10/15/2024	495,000	(l)
	1,250,000	Virgin Media Secured Finance PLC, 5.50%, due 8/15/2026	1,314,062	(i)(l)
			28,450,224
Chemicals 0.6%
EUR	500,000	Arkema SA, 2.75%, due 6/17/2024	584,836	(q)(s)(t)
	$315,000	Ashland LLC, 4.75%, due 8/15/2022	329,963
EUR	390,000	Axalta Coating Systems LLC, 4.25%, due 8/15/2024	446,928	(q)
	$200,000	Bluestar Finance Holdings Ltd., 3.50%, due 9/30/2021	202,193	(q)
	200,000	Braskem Finance Ltd., 5.75%, due 4/15/2021	209,000	(q)
	200,000	Braskem Netherlands Finance BV, 3.50%, due 1/10/2023	203,002	(q)
EUR	510,000	CeramTec BondCo GmbH, 5.25%, due 12/15/2025	586,448	(q)
		CF Industries, Inc.
	$210,000	3.45%, due 6/1/2023	213,150
	1,395,000	5.38%, due 3/15/2044	1,429,875
	400,000	CNAC HK Finbridge Co. Ltd., 3.38%, due 6/19/2024	405,440	(q)
	205,000	H.B. Fuller Co., 4.00%, due 2/15/2027	200,900
EUR	421,000	INEOS Finance PLC, 2.13%, due 11/15/2025	454,770	(q)
	$2,416,000	INEOS Group Holdings SA, 5.63%, due 8/1/2024	2,470,360	(l)
EUR	422,000	Kronos Int'l, Inc., 3.75%, due 9/15/2025	463,597	(q)
	$311,000	Mexichem SAB de CV, 4.88%, due 9/19/2022	326,164	(q)
		NOVA Chemicals Corp.
	680,000	5.25%, due 8/1/2023	686,375	(i)(l)
	905,000	4.88%, due 6/1/2024	918,575	(l)
	2,320,000	Platform Specialty Products Corp., 5.88%, due 12/1/2025	2,421,865	(l)
	610,000	PQ Corp., 6.75%, due 11/15/2022	629,825	(l)
	200,000	SASOL Financing USA LLC, 5.88%, due 3/27/2024	215,695
EUR	453,000	SGL Carbon SE, 4.63%, due 9/30/2024	457,333	(q)
EUR	300,000	Solvay SA, 4.25%, due 12/4/2023	368,450	(q)(s)(t)
		Starfruit Finco BV/Starfruit U.S. Holdco LLC
EUR	392,000	6.50%, due 10/1/2026	441,045	(q)
	$495,000	8.00%, due 10/1/2026	492,525	(l)
	400,000	Tronox Finance PLC, 5.75%, due 10/1/2025	377,000	(l)
	455,000	Tronox, Inc., 6.50%, due 4/15/2026	436,800	(l)
	945,000	WR Grace & Co-Conn, 5.13%, due 10/1/2021	980,437	(l)
			16,952,551
Coal 0.0%(d)
	126,540	Indo Energy Finance II BV, 6.38%, due 1/24/2023	126,720	(q)
	200,000	Shandong Energy Australia Pty Ltd., 4.55%, due 7/26/2020	199,379	(q)
			326,099

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Commercial Services 0.2%
EUR	336,000	Avis Budget Finance PLC, 4.50%, due 5/15/2025	$386,492	(q)
	$200,000	DP World Crescent Ltd., 3.91%, due 5/31/2023	207,061	(q)
EUR	334,000	Europcar Mobility Group, 4.13%, due 11/15/2024	351,705	(q)
	$1,240,000	Gartner, Inc., 5.13%, due 4/1/2025	1,300,388	(l)
EUR	437,000	Intertrust Group BV, 3.38%, due 11/15/2025	508,823	(q)
EUR	200,000	La Financiere Atalian SAS, 4.00%, due 5/15/2024	148,493	(q)
EUR	344,000	Loxam SAS, 6.00%, due 4/15/2025	384,354	(q)
EUR	520,000	Techem Verwaltungsgesellschaft 674 mbH, 6.00%, due 7/30/2026	629,153	(q)
	$1,115,000	United Rentals N.A., Inc., 5.25%, due 1/15/2030	1,172,144
			5,088,613
Computers 1.7%
	8,220,000	Apple, Inc., 4.65%, due 2/23/2046	10,292,887	(i)
EUR	408,000	Banff Merger Sub, Inc., 8.38%, due 9/1/2026	426,538	(q)
	$13,970,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.45%, due 6/15/2023	15,188,001	(i)(l)
	4,375,000	HP Enterprise Co., 3.60%, due 10/15/2020	4,433,684	(i)
		IBM Corp.
	970,000	(3M USD LIBOR + 0.40%), 2.58%, due 5/13/2021	974,455	(b)
	4,270,000	4.15%, due 5/15/2039	4,812,960	(i)
	10,030,000	4.25%, due 5/15/2049	11,397,129	(i)
			47,525,654
Consumer - Commercial Lease Financing 0.2%
	777,000	AerCap Global Aviation Trust, 6.50%, due 6/15/2045	851,786	(l)(s)
	110,000	Avolon Holdings Funding Ltd., 5.13%, due 10/1/2023	118,690	(l)
	1,200,000	Global Aircraft Leasing Co. Ltd., 6.50% Cash/7.25% PIK, due 9/15/2024	1,228,140	(l)(r)
		Navient Corp.
	740,000	8.00%, due 3/25/2020	755,725
	375,000	5.88%, due 3/25/2021	389,070
	300,000	6.63%, due 7/26/2021	317,250
	295,000	6.50%, due 6/15/2022	315,650
		Park Aerospace Holdings Ltd.
	140,000	4.50%, due 3/15/2023	147,070	(l)
	560,000	5.50%, due 2/15/2024	615,664	(i)(l)
	340,000	SLM Corp., 7.25%, due 1/25/2022	368,798
		Springleaf Finance Corp.
	880,000	7.75%, due 10/1/2021	959,218	(i)
	645,000	6.13%, due 5/15/2022	694,181
			6,761,242
Distribution - Wholesale 0.0%(d)
	175,000	Anixter, Inc., 5.50%, due 3/1/2023	179,480
	1,075,000	HD Supply, Inc., 5.38%, due 10/15/2026	1,134,125	(l)
			1,313,605
Diversified Capital Goods 0.2%
	220,000	Anixter, Inc., 5.13%, due 10/1/2021	227,150
	1,820,000	Resideo Funding, Inc., 6.13%, due 11/1/2026	1,833,650	(l)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
		SPX FLOW, Inc.
	$405,000	5.63%, due 8/15/2024	$421,706	(l)
	1,710,000	5.88%, due 8/15/2026	1,791,225	(l)
			4,273,731
Diversified Financial Services 1.9%
	10,915,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.45%, due 10/1/2025	11,842,660	(i)
		American Express Co.
	1,300,000	(3M USD LIBOR + 0.53%), 2.65%, due 5/17/2021	1,304,579	(b)
	3,618,000	(3M USD LIBOR + 0.62%), 2.76%, due 5/20/2022	3,634,942	(b)
	9,160,000	Avolon Holdings Funding Ltd., 3.95%, due 7/1/2024	9,509,912	(i)(l)
		Capital One Financial Corp.
	535,000	(3M USD LIBOR + 0.76%), 2.94%, due 5/12/2020	536,268	(b)
	7,765,000	(3M USD LIBOR + 0.95%), 3.05%, due 3/9/2022	7,827,413	(b)
	200,000	CCBL Cayman Corp. Ltd., 3.25%, due 7/28/2020	200,737	(q)
	200,000	CDBL Funding 2, 2.63%, due 8/1/2020	199,678	(q)
	273,000	GTLK Europe Capital DAC, 4.95%, due 2/18/2026	278,225	(q)
	200,000	GTLK Europe DAC, 5.95%, due 7/19/2021	208,838	(q)
		Huarong Finance 2017 Co. Ltd.
	200,000	(3M USD LIBOR + 1.65%), 3.59%, due 4/27/2020	200,452	(b)(q)
	267,000	4.50%, due 1/24/2022	271,660	(q)(s)(t)
	267,000	(3M USD LIBOR + 1.85%), 3.79%, due 4/27/2022	270,556	(b)(q)
	420,000	4.00%, due 11/7/2022	423,135	(q)(s)(t)
		ICBCIL Finance Co. Ltd.
	355,000	3.20%, due 11/10/2020	356,889	(q)
	200,000	2.50%, due 9/29/2021	198,980	(q)
EUR	364,000	Lincoln Financing S.a.r.l., (3M EURIBOR + 3.88%, Floor 3.88%), 3.88%, due 4/1/2024	404,792	(b)(q)
	$50,000	Mestenio Ltd., 8.50%, due 1/2/2020	50,313	(q)
	200,000	Rural Electrification Corp. Ltd., 3.07%, due 12/18/2020	201,015	(q)
	16,620,000	Synchrony Financial, 2.85%, due 7/25/2022	16,813,103
			54,734,147
Electric 1.3%
	1,500,000	1MDB Energy Ltd., 5.99%, due 5/11/2022	1,582,554	(q)
GBP	180,000	Drax Finco PLC, 4.25%, due 5/1/2022	237,197	(q)
		DTE Energy Co.
	$6,920,000	2.25%, due 11/1/2022	6,963,457	(p)
	11,950,000	Ser. C, 3.40%, due 6/15/2029	12,511,119	(i)
	405,000	Empresa de Transmision Electrica SA, 5.13%, due 5/2/2049	463,219	(l)
		Eskom Holdings SOC Ltd.
	200,000	5.75%, due 1/26/2021	201,292	(q)
	650,000	6.75%, due 8/6/2023	666,930	(q)
	10,905,000	Evergy, Inc., 2.90%, due 9/15/2029	10,965,344
	1,200,000	Florida Power & Light Co., (3M USD LIBOR + 0.40%), 2.64%, due 5/6/2022	1,200,060	(b)
	178,000	Genneia SA, 8.75%, due 1/20/2022	120,150	(q)
	605,000	NRG Energy, Inc., 5.25%, due 6/15/2029	648,863	(l)
GBP	285,000	NWEN Finance PLC, 5.88%, due 6/21/2021	383,019	(q)
EUR	300,000	Orano SA, 4.88%, due 9/23/2024	390,212
	$300,000	Pampa Energia SA, 7.38%, due 7/21/2023	261,000	(q)
			36,594,416

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Electric - Generation 0.5%
		Calpine Corp.
	$780,000	6.00%, due 1/15/2022	$781,092	(i)(l)
	1,590,000	5.38%, due 1/15/2023	1,615,758	(i)
	1,400,000	5.88%, due 1/15/2024	1,430,800	(l)
	300,000	5.50%, due 2/1/2024	300,750
	1,875,000	5.75%, due 1/15/2025	1,921,875
	1,355,000	Dynegy, Inc., 5.88%, due 6/1/2023	1,383,794	(i)
	975,000	NextEra Energy Operating Partners L.P., 4.25%, due 7/15/2024	1,001,520	(l)
		NRG Energy, Inc.
	580,000	7.25%, due 5/15/2026	635,117	(i)
	1,565,000	6.63%, due 1/15/2027	1,696,069	(i)
		Vistra Operations Co. LLC
	655,000	5.50%, due 9/1/2026	692,151	(l)
	1,095,000	5.63%, due 2/15/2027	1,160,700	(l)
	1,315,000	5.00%, due 7/31/2027	1,361,025	(l)
			13,980,651
Electric - Integrated 0.1%
		Talen Energy Supply LLC
	525,000	6.50%, due 6/1/2025	393,761
	1,875,000	10.50%, due 1/15/2026	1,612,500	(l)
	960,000	7.25%, due 5/15/2027	957,600	(l)
	275,000	6.63%, due 1/15/2028	265,375	(l)
			3,229,236
Electrical Components & Equipment 0.0%(d)
EUR	378,000	Belden, Inc., 3.38%, due 7/15/2027	428,691	(q)
EUR	327,000	Energizer Gamma Acquisition BV, 4.63%, due 7/15/2026	384,535	(q)
			813,226
Electronics 0.2%
	$1,880,000	Amkor Technology, Inc., 6.63%, due 9/15/2027	2,058,600	(l)
	450,000	Honeywell Int'l, Inc., (3M USD LIBOR + 0.37%), 2.56%, due 8/8/2022	451,980	(b)
		Sensata Technologies BV
	25,000	4.88%, due 10/15/2023	26,407	(l)
	230,000	5.63%, due 11/1/2024	252,425	(l)
	1,200,000	Sensata Technologies UK Financing Co. PLC, 6.25%, due 2/15/2026	1,284,000	(l)
	660,000	Sensata Technologies, Inc., 4.38%, due 2/15/2030	664,537	(l)
			4,737,949
Energy - Alternate Sources 0.0%(d)
	311,000	Azure Power Energy Ltd., 5.50%, due 11/3/2022	314,514	(q)
	200,000	Greenko Dutch BV, 4.88%, due 7/24/2022	201,252	(q)
	274,000	Rio Energy SA/UGEN SA/UENSA SA, 6.88%, due 2/1/2025	158,923	(l)
			674,689

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Energy - Exploration & Production 0.6%
		Ascent Resources Utica Holdings LLC/ARU Finance Corp.
	$992,000	10.00%, due 4/1/2022	$938,730	(i)(l)
	1,240,000	7.00%, due 11/1/2026	948,600	(i)(l)
	1,100,000	Bruin E&P Partners LLC, 8.88%, due 8/1/2023	726,000	(l)
	1,145,000	Centennial Resource Production LLC, 6.88%, due 4/1/2027	1,122,100	(l)
		Chesapeake Energy Corp.
	210,000	5.75%, due 3/15/2023	153,300
	185,000	7.00%, due 10/1/2024	124,412
	564,000	8.00%, due 3/15/2026	358,140	(l)
	460,000	8.00%, due 6/15/2027	287,500
	3,250,000	CrownRock L.P./CrownRock Finance, Inc., 5.63%, due 10/15/2025	3,176,940	(l)
		Extraction Oil & Gas, Inc.
	90,000	7.38%, due 5/15/2024	36,900	(l)
	665,000	5.63%, due 2/1/2026	282,625	(l)
	2,855,000	Matador Resources Co., 5.88%, due 9/15/2026	2,740,800
		Oasis Petroleum, Inc.
	285,000	6.88%, due 1/15/2023	246,525
	365,000	6.25%, due 5/1/2026	248,382	(l)
	331,000	Parsley Energy LLC/Parsley Finance Corp., 6.25%, due 6/1/2024	344,654	(l)
		PDC Energy, Inc.
	245,000	6.13%, due 9/15/2024	237,803
	2,280,000	5.75%, due 5/15/2026	2,131,800
		Range Resources Corp.
	180,000	5.88%, due 7/1/2022	171,000
	90,000	5.00%, due 8/15/2022	85,050
	990,000	5.00%, due 3/15/2023	856,350
	800,000	4.88%, due 5/15/2025	642,000
	565,000	SM Energy Co., 6.63%, due 1/15/2027	474,600
		WPX Energy, Inc.
	130,000	8.25%, due 8/1/2023	144,950
	885,000	5.25%, due 9/15/2024	893,850
	945,000	5.75%, due 6/1/2026	949,725
			18,322,736
Engineering & Construction 0.1%
	289,000	Aeropuerto Int'l de Tocumen SA, 6.00%, due 11/18/2048	359,805	(l)
	200,000	Chang Development Int'l Ltd., 3.63%, due 1/20/2020	199,790	(q)
		China Minmetals Corp.
	200,000	4.45%, due 5/13/2021	203,305	(q)(s)(t)
	1,370,000	3.75%, due 11/13/2022	1,380,087	(q)(s)(t)
	200,000	IHS Netherlands Holdco BV, 8.00%, due 9/18/2027	209,040	(l)
EUR	200,000	Swissport Financing S.a.r.l., 9.00%, due 2/15/2025	228,742	(q)
			2,580,769
Entertainment 0.1%
GBP	424,000	AMC Entertainment Holdings, Inc., 6.38%, due 11/15/2024	525,132
EUR	450,000	Cirsa Finance Int'l S.a.r.l., 4.75%, due 5/22/2025	520,583	(q)
EUR	343,000	lnt'l Game Technology PLC, 3.50%, due 6/15/2026	405,895	(q)
GBP	382,000	Ladbrokes Group Finance PLC, 5.13%, due 9/8/2023	532,004	(q)
EUR	169,000	Scientific Games Int'l, Inc., 5.50%, due 2/15/2026	183,753	(q)
GBP	450,000	William Hill PLC, 4.75%, due 5/1/2026	611,154	(q)
			2,778,521

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Environmental Control 0.0%(d)
GBP	283,000	Kelda Finance No. 3 PLC, 5.75%, due 2/17/2020	$368,595	(q)
EUR	514,000	Paprec Holding SA, 4.00%, due 3/31/2025	515,943	(q)
			884,538
Food 0.9%
EUR	700,000	Casino Guichard Perrachon SA, 4.05%, due 8/5/2026	620,895	(q)
GBP	349,000	Co-operative Group Holdings 2011 Ltd., 7.50%, due 7/8/2026	514,978	(q)
	$11,320,000	Grupo Bimbo SAB de CV, 4.70%, due 11/10/2047	12,108,551	(i)(l)
	9,165,000	Kraft Heinz Foods Co., 3.75%, due 4/1/2030	9,367,253	(l)
	2,070,000	Kroger Co., 5.40%, due 1/15/2049	2,454,788	(i)
GBP	349,000	Premier Foods Finance PLC, 6.25%, due 10/15/2023	467,320	(q)
			25,533,785
Food - Wholesale 0.2%
	$1,195,000	Performance Food Group, Inc., 5.50%, due 10/15/2027	1,263,712	(l)
		Post Holdings, Inc.
	1,185,000	5.50%, due 3/1/2025	1,241,406	(l)
	565,000	5.75%, due 3/1/2027	601,516	(l)
	1,710,000	5.63%, due 1/15/2028	1,829,700	(l)
			4,936,334
Forest Products & Paper 0.0%(d)
	213,000	Suzano Austria GmbH, 5.00%, due 1/15/2030	219,284
Gaming 0.7%
		Boyd Gaming Corp.
	1,615,000	6.88%, due 5/15/2023	1,675,563	(i)
	2,475,000	6.38%, due 4/1/2026	2,629,687	(i)
	1,690,000	Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%, due 10/15/2025	1,730,138	(l)
	2,745,000	Churchill Downs, Inc., 5.50%, due 4/1/2027	2,909,700	(l)
		Eldorado Resorts, Inc.
	105,000	6.00%, due 4/1/2025	110,381
	585,000	6.00%, due 9/15/2026	641,306
	370,000	Int'l Game Technology PLC, 6.25%, due 2/15/2022	389,425	(l)
	321,000	Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., 6.75%, due 11/15/2021	327,821	(l)
		MGM Resorts Int'l
	730,000	5.25%, due 3/31/2020	736,388
	505,000	6.63%, due 12/15/2021	547,294
	365,000	7.75%, due 3/15/2022	408,800
	570,000	6.00%, due 3/15/2023	628,607
	251,000	Scientific Games Int'l, Inc., 10.00%, due 12/1/2022	258,216
	2,295,000	Station Casinos LLC, 5.00%, due 10/1/2025	2,326,556	(l)
	190,000	Twin River Worldwide Holdings, Inc., 6.75%, due 6/1/2027	200,032	(l)
	265,000	VICI Properties 1 LLC/VICI FC, Inc., 8.00%, due 10/15/2023	288,519
		Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
	715,000	4.25%, due 5/30/2023	740,097	(l)
	3,160,000	5.50%, due 3/1/2025	3,357,500	(l)
			19,906,030

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Gas 0.0%(d)
$200,000	Binhai Investment Co. Ltd., 4.45%, due 11/30/2020	$190,126	(q)
1,000,000	Dominion Energy Gas Holdings LLC, Ser. A, (3M USD LIBOR + 0.60%), 2.72%, due 6/15/2021	1,004,850	(b)
		1,194,976
Gas Distribution 1.0%
1,975,000	Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, due 9/15/2024	1,599,750	(i)
	Buckeye Partners L.P.
500,000	4.35%, due 10/15/2024	501,391
1,585,000	3.95%, due 12/1/2026	1,464,086
630,000	4.13%, due 12/1/2027	581,493
100,000	Cheniere Corpus Christi Holdings LLC, 7.00%, due 6/30/2024	115,008
	Cheniere Energy Partners L.P.
1,555,000	5.25%, due 10/1/2025	1,609,425	(i)
490,000	5.63%, due 10/1/2026	517,563
	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp.
1,140,000	6.25%, due 4/1/2023	1,159,608
1,205,000	5.75%, due 4/1/2025	1,244,162
425,000	5.63%, due 5/1/2027	427,665	(l)
	DCP Midstream LLC
390,000	5.35%, due 3/15/2020	392,925	(l)
495,000	4.75%, due 9/30/2021	504,900	(l)
1,530,000	5.85%, due 5/21/2043	1,369,350	(l)(s)
	DCP Midstream Operating L.P.
180,000	4.95%, due 4/1/2022	185,868
175,000	3.88%, due 3/15/2023	176,750
255,000	5.38%, due 7/15/2025	268,388
1,415,000	5.60%, due 4/1/2044	1,337,599
	Genesis Energy L.P./Genesis Energy Finance Corp.
490,000	6.00%, due 5/15/2023	475,300
1,185,000	6.50%, due 10/1/2025	1,125,750
755,000	6.25%, due 5/15/2026	698,375
	Global Partners L.P./GLP Finance Corp.
325,000	7.00%, due 6/15/2023	335,801
480,000	7.00%, due 8/1/2027	499,282	(l)
	NuStar Logistics L.P.
520,000	4.80%, due 9/1/2020	524,040
970,000	6.75%, due 2/1/2021	1,005,095
740,000	4.75%, due 2/1/2022	751,100
430,000	6.00%, due 6/1/2026	459,541
440,000	5.63%, due 4/28/2027	457,600
	Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
755,000	5.50%, due 8/15/2022	675,725
1,440,000	5.75%, due 4/15/2025	1,116,000	(i)
	Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp.
595,000	5.50%, due 9/15/2024	578,637	(l)
1,110,000	5.50%, due 1/15/2028	1,040,625	(l)
	Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
575,000	5.25%, due 5/1/2023	577,156
1,200,000	4.25%, due 11/15/2023	1,205,640
735,000	6.75%, due 3/15/2024	762,281	(i)
680,000	5.13%, due 2/1/2025	697,014
334,000	5.38%, due 2/1/2027	341,933

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
	$825,000	6.50%, due 7/15/2027	$882,766	(l)
	185,000	5.00%, due 1/15/2028	183,613
	165,000	6.88%, due 1/15/2029	178,406	(l)
			28,027,611
Health Facilities 0.5%
		Acadia Healthcare Co., Inc.
	345,000	5.13%, due 7/1/2022	348,019
	450,000	5.63%, due 2/15/2023	456,750
	235,000	6.50%, due 3/1/2024	243,225
	705,000	Columbia/HCA Corp., 7.69%, due 6/15/2025	851,287	(i)
		HCA, Inc.
	320,000	7.50%, due 2/15/2022	355,040
	270,000	5.88%, due 5/1/2023	296,244
	1,145,000	5.38%, due 9/1/2026	1,248,050	(i)
	1,140,000	5.63%, due 9/1/2028	1,281,075	(i)
	1,565,000	5.88%, due 2/1/2029	1,774,319
		MEDNAX, Inc.
	480,000	5.25%, due 12/1/2023	486,000	(l)
	1,245,000	6.25%, due 1/15/2027	1,231,803	(l)
	875,000	Select Medical Corp., 6.25%, due 8/15/2026	931,875	(l)
		Tenet Healthcare Corp.
	3,165,000	8.13%, due 4/1/2022	3,426,112
	980,000	6.75%, due 6/15/2023	1,038,800
	210,000	5.13%, due 5/1/2025	214,988
	540,000	THC Escrow Corp., 7.00%, due 8/1/2025	557,550
	195,000	Universal Health Services, Inc., 4.75%, due 8/1/2022	197,194	(l)
			14,938,331
Health Services 0.1%
	895,000	Eagle Holding Co. II LLC, 7.75% Cash/8.50% PIK, due 5/15/2022	908,425	(l)(r)
	325,000	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, due 8/1/2023	336,375	(l)
	320,000	Team Health Holdings, Inc., 6.38%, due 2/1/2025	206,400	(l)
	530,000	Vizient, Inc., 6.25%, due 5/15/2027	571,568	(l)
	1,005,000	West Street Merger Sub, Inc., 6.38%, due 9/1/2025	954,750	(l)
			2,977,518
Healthcare - Products 0.4%
EUR	441,000	Avantor, Inc., 4.75%, due 10/1/2024	522,765	(q)
	$11,210,000	DH Europe Finance II S.a.r.l., 3.40%, due 11/15/2049	11,512,440	(p)
			12,035,205
Healthcare - Services 0.9%
EUR	479,000	Catalent Pharma Solutions, Inc., 4.75%, due 12/15/2024	548,922	(q)
		HCA, Inc.
	$6,715,000	4.13%, due 6/15/2029	7,117,510
	9,815,000	5.25%, due 6/15/2049	10,868,151	(i)
		UnitedHealth Group, Inc.
	1,000,000	(3M USD LIBOR + 0.26%), 2.38%, due 6/15/2021	998,892	(b)
	6,940,000	3.88%, due 8/15/2059	7,360,705
			26,894,180

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Home Builders 0.0%(d)
GBP	413,000	Miller Homes Group Holdings PLC, 5.50%, due 10/15/2024	$552,958	(q)
Hotels 0.0%(d)
	$1,230,000	Hilton Domestic Operating Co., Inc., 5.13%, due 5/1/2026	1,291,500
Household Products - Wares 0.0%(d)
EUR	280,000	Spectrum Brands, Inc., 4.00%, due 10/1/2026	328,868	(q)
Housewares 0.0%(d)
	$500,000	SISECAM, 6.95%, due 3/14/2026	520,000	(l)
Insurance 0.3%
	7,915,000	AXA Equitable Holdings, Inc., 5.00%, due 4/20/2048	8,485,684	(i)
	615,000	Marsh & McLennan Cos., Inc., (3M USD LIBOR + 1.20%), 3.30%, due 12/29/2021	615,758	(b)
	500,000	New York Life Global Funding, (3M USD LIBOR + 0.44%), 2.44%, due 7/12/2022	501,061	(b)(l)
			9,602,503
Insurance Brokerage 0.3%
	910,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, due 10/15/2027	946,500	(l)
	1,865,000	AssuredPartners, Inc., 7.00%, due 8/15/2025	1,858,006	(l)
	1,715,000	GTCR AP Finance, Inc., 8.00%, due 5/15/2027	1,753,588	(l)
	4,315,000	HUB Int'l Ltd., 7.00%, due 5/1/2026	4,444,450	(l)
			9,002,544
Internet 0.1%
		Netflix, Inc.
EUR	547,000	3.63%, due 5/15/2027	642,005
	$1,955,000	6.38%, due 5/15/2029	2,194,487	(l)
	1,245,000	Symantec Corp., 5.00%, due 4/15/2025	1,276,125	(l)
			4,112,617
Investment Companies 0.0%(d)
	200,000	MDGH - GMTN BV, 3.70%, due 11/7/2049	200,808	(l)(p)
Iron - Steel 0.1%
	200,000	Baosteel Financing 2015 Pty Ltd., 3.88%, due 1/28/2020	200,519	(q)
		CSN Resources SA
	347,000	7.63%, due 2/13/2023	358,972	(l)
	200,000	7.63%, due 2/13/2023	206,900	(q)
	200,000	Severstal OAO Via Steel Capital SA, 5.90%, due 10/17/2022	216,470	(q)
	400,000	Shougang Group Co. Ltd., 3.38%, due 12/9/2019	400,279	(q)
			1,383,140

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Leisure Time 0.0%(d)
EUR	350,000	Piaggio & C SpA, 3.63%, due 4/30/2025	$409,139	(q)
Lodging 0.0%(d)
GBP	345,000	TVL Finance PLC, (3M GBP LIBOR + 5.38%), 6.16%, due 7/15/2025	431,254	(b)(q)
Machinery 0.2%
		CFX Escrow Corp.
	$1,410,000	6.00%, due 2/15/2024	1,498,125	(l)
	350,000	6.38%, due 2/15/2026	379,313	(l)
	365,000	Granite Holdings U.S. Acquisition Co., 11.00%, due 10/1/2027	338,538	(l)
	1,500,000	Harsco Corp., 5.75%, due 7/31/2027	1,558,155	(l)
	120,000	Oshkosh Corp., 5.38%, due 3/1/2025	124,260
	180,000	RBS Global, Inc./Rexnord LLC, 4.88%, due 12/15/2025	185,625	(l)
	2,925,000	Terex Corp., 5.63%, due 2/1/2025	2,946,937	(l)
			7,030,953
Machinery - Construction & Mining 0.0%(d)
	1,250,000	Caterpillar Financial Services Corp., (3M USD LIBOR + 0.28%), 2.38%, due 9/7/2021	1,250,363	(b)
Machinery - Diversified 0.0%(d)
	715,000	John Deere Capital Corp., (3M USD LIBOR + 0.40%), 2.50%, due 6/7/2021	717,457	(b)
EUR	513,000	Platin 1426 GmbH, 5.38%, due 6/15/2023	537,499	(q)
			1,254,956
Managed Care 0.2%
	$325,000	Centene Corp., 4.75%, due 5/15/2022	331,906
	3,560,000	MPH Acquisition Holdings LLC, 7.13%, due 6/1/2024	3,319,700	(l)
		WellCare Health Plans, Inc.
	715,000	5.25%, due 4/1/2025	748,292
	605,000	5.38%, due 8/15/2026	643,569	(l)
			5,043,467
Media 0.9%
EUR	299,000	Altice Finco SA, 4.75%, due 1/15/2028	323,686	(q)
		Altice Luxembourg SA
EUR	368,000	6.25%, due 2/15/2025	426,334	(q)
EUR	200,000	8.00%, due 5/15/2027	243,406	(q)
		Comcast Corp.
	$5,265,000	4.00%, due 8/15/2047	5,819,154	(i)
	11,035,000	4.95%, due 10/15/2058	14,239,623	(i)
	1,300,000	NBCUniversal Enterprise, Inc., (3M USD LIBOR + 0.40%), 2.50%, due 4/1/2021	1,304,368	(b)(l)
	410,000	Sirius XM Radio, Inc., 5.38%, due 4/15/2025	426,400	(l)
EUR	369,000	Summer BidCo BV, 9.00% Cash/9.75% PIK, due 11/15/2025	428,303	(q)(r)
	$1,000,000	Telenet Finance Luxembourg Notes S.a.r.l., 5.50%, due 3/1/2028	1,063,780	(l)
EUR	337,500	UPCB Finance IV Ltd., 4.00%, due 1/15/2027	395,234	(q)
GBP	637,200	Virgin Media Secured Finance PLC, 6.25%, due 3/28/2029	878,016	(q)
EUR	334,000	Ziggo BV, 4.25%, due 1/15/2027	401,274	(q)
			25,949,578

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Media Content 1.3%
	AMC Networks, Inc.
$220,000	5.00%, due 4/1/2024	$224,083
1,175,000	4.75%, due 8/1/2025	1,186,750
2,540,000	Cumulus Media New Holdings, Inc., 6.75%, due 7/1/2026	2,692,400	(l)
	Diamond Sports Group LLC/Diamond Sports Finance Co.
780,000	5.38%, due 8/15/2026	814,125	(l)
960,000	6.63%, due 8/15/2027	988,800	(l)
142,000	Gannett Co., Inc., 5.13%, due 7/15/2020	142,355
	Gray Television, Inc.
895,000	5.13%, due 10/15/2024	927,444	(l)
1,790,000	7.00%, due 5/15/2027	1,958,743	(l)
	iHeartCommunications, Inc.
1,150,000	6.38%, due 5/1/2026	1,237,688
1,430,000	8.38%, due 5/1/2027	1,533,675
1,540,000	5.25%, due 8/15/2027	1,588,818	(l)
1,465,000	Lions Gate Capital Holdings LLC, 5.88%, due 11/1/2024	1,380,763	(l)
	Netflix, Inc.
810,000	5.38%, due 2/1/2021	838,350
35,000	5.50%, due 2/15/2022	37,100
470,000	5.75%, due 3/1/2024	517,370
975,000	4.88%, due 4/15/2028	1,007,458
1,135,000	5.88%, due 11/15/2028	1,249,919
2,375,000	5.38%, due 11/15/2029	2,502,656	(l)
920,000	4.88%, due 6/15/2030	930,120	(l)
	Nexstar Broadcasting, Inc.
60,000	6.13%, due 2/15/2022	60,825	(l)
120,000	5.88%, due 11/15/2022	121,800
225,000	5.63%, due 8/1/2024	234,761	(l)
2,775,000	Nexstar Escrow, Inc., 5.63%, due 7/15/2027	2,926,792	(l)
	Sinclair Television Group, Inc.
205,000	5.63%, due 8/1/2024	211,150	(l)
240,000	5.88%, due 3/15/2026	250,500	(l)
1,510,000	5.13%, due 2/15/2027	1,521,325	(l)
	Sirius XM Radio, Inc.
1,105,000	3.88%, due 8/1/2022	1,128,481	(l)
275,000	4.63%, due 5/15/2023	279,290	(l)
1,360,000	4.63%, due 7/15/2024	1,421,200	(l)
1,725,000	5.38%, due 7/15/2026	1,819,875	(l)
1,325,000	5.00%, due 8/1/2027	1,392,906	(l)
3,085,000	5.50%, due 7/1/2029	3,333,728	(l)
1,095,000	TEGNA, Inc., 5.00%, due 9/15/2029	1,110,056	(l)
390,000	WMG Acquisition Corp., 5.00%, due 8/1/2023	399,750	(l)
		37,971,056
Medical Products 0.2%
	Avantor, Inc.
860,000	6.00%, due 10/1/2024	919,237	(l)
2,280,000	9.00%, due 10/1/2025	2,547,216	(l)
2,433,000	Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.63%, due 5/15/2022	2,350,886	(l)
		5,817,339

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Metals - Mining Excluding Steel 0.5%
		Arconic, Inc.
	$60,000	6.15%, due 8/15/2020	$61,657
	140,000	5.40%, due 4/15/2021	144,432
	120,000	5.87%, due 2/23/2022	128,317
		Cleveland Cliffs, Inc.
	530,000	4.88%, due 1/15/2024	544,575	(l)
	1,730,000	5.88%, due 6/1/2027	1,649,988	(l)
		Constellium NV
	411,000	5.75%, due 5/15/2024	422,857	(l)
	707,000	6.63%, due 3/1/2025	739,911	(l)
	241,000	First Quantum Minerals Ltd., 7.25%, due 4/1/2023	241,753	(l)
		FMG Resources (August 2006) Pty Ltd.
	525,000	4.75%, due 5/15/2022	540,750	(l)
	45,000	5.13%, due 3/15/2023	46,856	(l)
	1,235,000	5.13%, due 5/15/2024	1,296,750	(l)
		Freeport-McMoRan, Inc.
	1,325,000	3.55%, due 3/1/2022	1,339,906	(i)
	245,000	4.55%, due 11/14/2024	254,800
	550,000	5.00%, due 9/1/2027	561,688
	915,000	5.25%, due 9/1/2029	931,287
	295,000	5.40%, due 11/14/2034	287,994
	1,135,000	5.45%, due 3/15/2043	1,055,550	(i)
		Hudbay Minerals, Inc.
	665,000	7.25%, due 1/15/2023	687,377	(l)
	544,000	7.63%, due 1/15/2025	553,860	(l)
		Novelis Corp.
	735,000	6.25%, due 8/15/2024	769,913	(l)
	830,000	5.88%, due 9/30/2026	871,583	(l)
			13,131,804
Mining 0.4%
	6,660,000	Anglo American Capital PLC, 4.00%, due 9/11/2027	6,898,685	(l)
	238,000	Codelco, Inc., 3.00%, due 9/30/2029	237,182	(l)
EUR	461,000	Constellium NV, 4.25%, due 2/15/2026	532,406	(q)
		Indonesia Asahan Aluminium Persero PT
	$211,000	5.23%, due 11/15/2021	220,917	(l)
	200,000	5.71%, due 11/15/2023	219,691	(l)
	1,330,000	6.76%, due 11/15/2048	1,707,517	(q)
	200,000	Minera Mexico SA de CV, 4.50%, due 1/26/2050	196,140	(l)
	200,000	Minsur SA, 6.25%, due 2/7/2024	220,750	(q)
		Vedanta Resources PLC
	400,000	8.25%, due 6/7/2021	416,200	(q)
	300,000	6.38%, due 7/30/2022	296,700	(q)
	550,000	VM Holding SA, 5.38%, due 5/4/2027	583,693	(q)
	200,000	Volcan Cia Minera SAA, 5.38%, due 2/2/2022	207,252	(q)
			11,737,133
Miscellaneous Manufacturer 0.2%
	750,000	General Electric Capital Corp., (3M USD LIBOR + 0.62%), 2.63%, due 1/9/2020	749,802	(b)
	5,525,000	General Electric Co., Ser. D, 5.00%, due 1/21/2021	5,328,642	(i)(s)(t)
			6,078,444

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Multi-National 0.0%(d)
	$200,000	African Export-Import Bank, 3.99%, due 9/21/2029	$200,064	(l)
	200,000	Banque Ouest Africaine de Developpement, 4.70%, due 10/22/2031	201,264	(l)
			401,328
Oil & Gas 2.1%
	300,000	BP Capital Markets PLC, (3M USD LIBOR + 0.25%), 2.38%, due 11/24/2020	300,552	(b)
	4,530,000	Canadian Natural Resources Ltd., 4.95%, due 6/1/2047	5,306,629	(i)
	6,310,000	Concho Resources, Inc., 4.88%, due 10/1/2047	7,122,618	(i)
	89,000	Ecopetrol SA, 5.88%, due 9/18/2023	98,652
		Gazprom OAO Via Gaz Capital SA
	200,000	4.95%, due 7/19/2022	211,538	(q)
	661,000	5.15%, due 2/11/2026	722,511	(l)
		KazMunayGas National Co. JSC
	508,000	5.38%, due 4/24/2030	584,210	(l)
	1,089,000	6.38%, due 10/24/2048	1,369,744	(i)(l)
	9,115,000	Marathon Oil Corp., 4.40%, due 7/15/2027	9,794,322	(i)
		Occidental Petroleum Corp.
	770,000	(3M USD LIBOR + 1.25%), 3.44%, due 8/13/2021	774,874	(b)
	7,350,000	(3M USD LIBOR + 1.45%), 3.64%, due 8/15/2022	7,395,465	(b)
	9,930,000	3.20%, due 8/15/2026	10,052,696
	9,950,000	3.50%, due 8/15/2029	10,079,150
	1,260,000	Parsley Energy LLC/Parsley Finance Corp., 5.25%, due 8/15/2025	1,291,525	(l)
	211,000	Pertamina Persero PT, 3.65%, due 7/30/2029	216,560	(l)
		Petrobras Global Finance BV
EUR	416,000	4.75%, due 1/14/2025	539,359
	$310,000	6.90%, due 3/19/2049	360,313
		Petroleos Mexicanos
	83,000	6.84%, due 1/23/2030	88,636	(l)
	1,231,000	7.69%, due 1/23/2050	1,342,282	(l)
EUR	329,000	Repsol Int'l Finance BV, 4.50%, due 3/25/2075	421,108	(q)(s)
	$1,033,000	Saudi Arabian Oil Co., 4.25%, due 4/16/2039	1,106,481	(l)
	456,000	Sinopec Group Overseas Development 2018 Ltd., 2.50%, due 8/8/2024	454,524	(l)
	244,000	Tecpetrol SA, 4.88%, due 12/12/2022	223,260	(q)
	178,000	YPF SA, 8.50%, due 3/23/2021	162,425	(q)
			60,019,434
Oil Field Equipment & Services 0.1%
	330,000	Exterran Partners L.P., 6.00%, due 10/1/2022	332,475
		Precision Drilling Corp.
	1,221,000	7.75%, due 12/15/2023	1,153,845
	800,000	5.25%, due 11/15/2024	674,000	(i)
	285,000	7.13%, due 1/15/2026	246,525	(l)
	73,500	Transocean Phoenix 2 Ltd., 7.75%, due 10/15/2024	76,256	(l)
	82,500	Transocean Proteus Ltd., 6.25%, due 12/1/2024	82,707	(l)
	1,515,000	USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, due 9/1/2027	1,515,000	(l)
			4,080,808
Packaging 0.6%
		ARD Finance SA
EUR	340,000	6.63% Cash/7.38% PIK, due 9/15/2023	392,474	(r)
	$465,000	7.13% Cash/7.88% PIK, due 9/15/2023	483,019	(r)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
		Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
	$390,000	4.63%, due 5/15/2023	$398,580	(l)
	1,100,000	6.00%, due 2/15/2025	1,155,000	(i)(l)
	1,135,000	Berry Global Escrow Corp., 5.63%, due 7/15/2027	1,204,519	(l)
	465,000	Berry Global, Inc., 4.50%, due 2/15/2026	467,906	(l)
		Berry Plastics Corp.
	630,000	5.50%, due 5/15/2022	638,662
	100,000	6.00%, due 10/15/2022	101,750
	1,270,000	5.13%, due 7/15/2023	1,301,750	(i)
		BWAY Holding Co.
	2,150,000	5.50%, due 4/15/2024	2,211,812	(i)(l)
	1,545,000	7.25%, due 4/15/2025	1,477,406	(l)
	420,000	Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, due 1/15/2023	438,900
		Graphic Packaging Int'l, Inc.
	325,000	4.75%, due 4/15/2021	334,445
	352,000	4.88%, due 11/15/2022	369,600
	285,000	Owens-Brockway Glass Container, Inc., 5.00%, due 1/15/2022	294,263	(l)
		Reynolds Group Issuer, Inc.
	1,875,223	5.75%, due 10/15/2020	1,881,693	(i)
	216,586	6.88%, due 2/15/2021	216,857
	1,860,000	5.13%, due 7/15/2023	1,908,267	(i)(l)
		Sealed Air Corp.
	220,000	4.88%, due 12/1/2022	232,925	(l)
	335,000	5.25%, due 4/1/2023	357,613	(l)
	1,310,000	Trident TPI Holdings, Inc., 9.25%, due 8/1/2024	1,270,700	(l)
			17,138,141
Packaging & Containers 0.2%
GBP	350,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.75%, due 7/15/2027	466,867	(q)
EUR	610,000	BWAY Holding Co., 4.75%, due 4/15/2024	701,385	(q)
EUR	385,000	Guala Closures SpA, (3M EURIBOR + 3.50%, 3.50% Floor), 3.50%, due 4/15/2024	434,303	(b)(q)
	$1,215,000	Sealed Air Corp., 5.50%, due 9/15/2025	1,324,350	(l)
	1,260,000	Silgan Holdings, Inc., 4.75%, due 3/15/2025	1,288,350
			4,215,255
Personal & Household Products 0.4%
		Energizer Holdings, Inc.
	425,000	4.70%, due 5/19/2021	435,094
	1,655,000	4.70%, due 5/24/2022	1,708,787	(i)
	1,315,000	6.38%, due 7/15/2026	1,402,185	(l)
	3,445,000	7.75%, due 1/15/2027	3,815,337	(l)
	1,505,000	Energizer SpinCo, Inc., 5.50%, due 6/15/2025	1,561,437	(l)
	340,000	Prestige Brands, Inc., 5.38%, due 12/15/2021	340,425	(l)
		Spectrum Brands, Inc.
	1,075,000	6.13%, due 12/15/2024	1,111,281
	2,080,000	5.75%, due 7/15/2025	2,168,400
	165,000	5.00%, due 10/1/2029	168,713	(l)
			12,711,659
Pharmaceuticals 1.4%
	8,010,000	AbbVie, Inc., 4.70%, due 5/14/2045	8,562,434	(i)
	655,000	Bausch Health Americas, Inc., 8.50%, due 1/31/2027	736,875	(l)
	290,000	Bausch Health Cos., Inc., 5.75%, due 8/15/2027	314,922	(l)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
	$750,000	Bristol-Myers Squibb Co., (3M USD LIBOR + 0.38%), 2.55%, due 5/16/2022 Cigna Corp.	$750,750	(b)(l)
	625,000	(3M USD LIBOR + 0.65%), 2.79%, due 9/17/2021	625,100	(b)
	7,655,000	4.80%, due 8/15/2038	8,690,491
		CVS Health Corp.
	1,125,000	(3M USD LIBOR + 0.72%), 2.82%, due 3/9/2021	1,131,210	(b)
	9,470,000	5.05%, due 3/25/2048	10,848,007	(i)
	561,000	Endo Ltd./Endo Finance LLC/Endo Finco, Inc., 6.00%, due 7/15/2023	370,961	(l)
	850,000	GlaxoSmithKline Capital PLC, (3M USD LIBOR + 0.35%), 2.53%, due 5/14/2021	851,925	(b)
EUR	448,000	Nidda BondCo GmbH, 5.00%, due 9/30/2025	509,777	(q)
EUR	439,000	Rossini S.a.r.l., 6.75%, due 10/30/2025	541,169	(q)
EUR	393,000	Teva Pharmaceutical Finance Netherlands II BV, 1.88%, due 3/31/2027	330,507	(q)
		Valeant Pharmaceuticals Int'l, Inc.
	$785,000	6.50%, due 3/15/2022	808,707	(l)
	39,000	5.50%, due 3/1/2023	39,341	(l)
EUR	401,000	4.50%, due 5/15/2023	452,416	(q)
	$204,000	5.88%, due 5/15/2023	206,958	(l)
	1,050,000	7.00%, due 3/15/2024	1,098,484	(l)
	2,860,000	6.13%, due 4/15/2025	2,969,037	(l)
	865,000	5.50%, due 11/1/2025	903,934	(l)
	50,000	9.00%, due 12/15/2025	56,302	(l)
			40,799,307
Pipelines 2.5%
	1,000,000	Abu Dhabi Crude Oil Pipeline LLC, 4.60%, due 11/2/2047	1,154,100	(q)
		Energy Transfer Operating L.P.
	11,110,000	Ser. B, 6.63%, due 2/15/2028	10,596,162	(i)(s)(t)
	6,720,000	Ser. 20Y, 6.25%, due 4/15/2049	8,074,256	(i)
	1,004,000	Enterprise Products Operating LLC, 5.25%, due 1/31/2020	1,011,692
	10,105,000	Kinder Morgan Energy Partners L.P., 4.15%, due 2/1/2024	10,761,292	(i)
	10,665,000	Kinder Morgan, Inc., 5.55%, due 6/1/2045	12,502,569	(i)
		MPLX L.P.
	8,995,000	(3M USD LIBOR + 0.90%), 3.00%, due 9/9/2021	9,029,451	(b)
	9,120,000	4.70%, due 4/15/2048	9,212,856	(i)
	7,500,000	Plains All American Pipeline L.P./PAA Finance Corp., 3.55%, due 12/15/2029	7,144,083
	2,430,000	Southern Gas Corridor CJSC, 6.88%, due 3/24/2026	2,830,950	(q)
	175,000	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 5.88%, due 4/15/2026	182,674
			72,500,085
Real Estate 0.1%
	200,000	CIFI Holdings Group Co. Ltd., 6.38%, due 5/2/2020	201,630	(q)
	200,000	Greenland Global Investment Ltd., 6.75%, due 9/26/2023	204,456	(q)
	200,000	NWD MTN Ltd., 4.13%, due 7/18/2029	199,485	(q)
	250,000	Qatari Diar Finance Co., 5.00%, due 7/21/2020	254,447	(q)
	200,000	Sino-Ocean Land Treasure IV Ltd., (3M USD LIBOR + 2.30%), 4.23%, due 7/31/2021	200,899	(b)(q)
EUR	386,000	Summit Properties Ltd., 2.00%, due 1/31/2025	411,590	(q)
		Sunac China Holdings Ltd.
	$200,000	8.63%, due 7/27/2020	204,607	(q)
	200,000	7.50%, due 2/1/2024	198,060	(q)
	200,000	Wisdom Glory Group Ltd., 5.25%, due 7/19/2020	200,593	(q)(s)(t)
			2,075,767
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Real Estate Development & Management 0.2%
		Realogy Group LLC/Realogy Co-Issuer Corp.
	$835,000	5.25%, due 12/1/2021	$835,000	(l)
	2,645,000	4.88%, due 6/1/2023	2,572,527	(l)
	1,120,000	9.38%, due 4/1/2027	1,100,400	(l)
			4,507,927
Real Estate Investment Trusts 0.7%
	1,080,000	Equinix, Inc., 5.88%, due 1/15/2026	1,147,176
	2,290,000	ESH Hospitality, Inc., 5.25%, due 5/1/2025	2,361,562	(i)(l)
	9,940,000	Healthcare Trust of America Holdings L.P., 3.10%, due 2/15/2030	9,931,994
GBP	336,000	Iron Mountain UK PLC, 3.88%, due 11/15/2025	434,607	(q)
		MPT Operating Partnership L.P./MPT Finance Corp.
	$1,135,000	6.38%, due 3/1/2024	1,184,656
	1,035,000	5.50%, due 5/1/2024	1,062,169	(i)
EUR	328,000	3.33%, due 3/24/2025	405,769
	$535,000	5.25%, due 8/1/2026	561,750
	160,000	RHP Hotel Properties L.P./RHP Finance Corp., 5.00%, due 4/15/2023	163,200
		Starwood Property Trust, Inc.
	940,000	3.63%, due 2/1/2021	947,050
	945,000	5.00%, due 12/15/2021	978,075
	255,000	4.75%, due 3/15/2025	264,802
	200,000	Trust F/1401, 5.25%, due 12/15/2024	214,750	(q)
			19,657,560
Recreation & Travel 0.4%
	1,900,000	Cedar Fair L.P., 5.25%, due 7/15/2029	2,037,750	(l)
		Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp.
	480,000	5.38%, due 6/1/2024	493,200
	1,780,000	5.38%, due 4/15/2027	1,895,700
	1,160,000	NCL Corp. Ltd., 4.75%, due 12/15/2021	1,175,950	(i)(l)
		Six Flags Entertainment Corp.
	3,480,000	4.88%, due 7/31/2024	3,593,100	(l)
	1,020,000	5.50%, due 4/15/2027	1,068,450	(l)
			10,264,150
Restaurants 0.2%
		1011778 BC ULC/New Red Finance, Inc.
	1,480,000	4.25%, due 5/15/2024	1,518,850	(l)
	2,250,000	5.00%, due 10/15/2025	2,317,500	(l)
		KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
	160,000	5.00%, due 6/1/2024	166,000	(l)
	2,295,000	5.25%, due 6/1/2026	2,426,963	(i)(l)
		Yum! Brands, Inc.
	90,000	3.88%, due 11/1/2020	90,900
	515,000	4.75%, due 1/15/2030	540,106	(l)
			7,060,319
Retail 0.4%
EUR	364,000	eG Global Finance PLC, 3.63%, due 2/7/2024	396,960	(q)
GBP	221,000	Enterprise Inns PLC, 6.00%, due 10/6/2023	289,303	(q)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
GBP	309,000	Stonegate Pub Co. Financing PLC, 4.88%, due 3/15/2022	$408,703	(q)
EUR	300,000	Tasty Bondco 1 SA, 6.25%, due 5/15/2026	346,541	(q)
	$8,305,000	Walmart, Inc., 3.25%, due 7/8/2029	8,986,665	(i)
			10,428,172
Semiconductors 0.4%
	9,725,000	Microchip Technology, Inc., 4.33%, due 6/1/2023	10,290,527	(i)
Software 0.2%
	600,000	CDK Global, Inc., 5.88%, due 6/15/2026	642,000
EUR	297,000	InterXion Holding NV, 4.75%, due 6/15/2025	360,211	(q)
EUR	638,000	IQVIA, Inc., 2.88%, due 9/15/2025	731,044	(q)
	$2,960,000	Oracle Corp., 4.00%, due 7/15/2046	3,278,325
EUR	333,000	Playtech PLC, 4.25%, due 3/7/2026	394,413	(q)
			5,405,993
Software - Services 0.5%
		CDK Global, Inc.
	$190,000	5.00%, due 10/15/2024	205,485
	630,000	4.88%, due 6/1/2027	663,863
	1,240,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, due 12/1/2027	1,314,400	(l)
	2,915,000	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., 6.00%, due 7/15/2025	3,097,188	(l)
		Open Text Corp.
	740,000	5.63%, due 1/15/2023	753,875	(l)
	2,220,000	5.88%, due 6/1/2026	2,367,075	(i)(l)
	2,435,000	Rackspace Hosting, Inc., 8.63%, due 11/15/2024	2,228,025	(i)(l)
	2,110,000	SS&C Technologies, Inc., 5.50%, due 9/30/2027	2,251,106	(l)
	232,000	WEX, Inc., 4.75%, due 2/1/2023	234,322	(l)
			13,115,339
Specialty Retail 0.4%
		L Brands, Inc.
	740,000	5.63%, due 10/15/2023	785,325
	1,605,000	5.25%, due 2/1/2028	1,488,637
	635,000	Liberty Media Corp., 8.50%, due 7/15/2029	655,638
		Penske Automotive Group, Inc.
	1,435,000	3.75%, due 8/15/2020	1,442,175	(i)
	360,000	5.75%, due 10/1/2022	364,500
	120,000	5.38%, due 12/1/2024	123,300
	2,065,000	5.50%, due 5/15/2026	2,157,925
	215,000	QVC, Inc., 5.13%, due 7/2/2022	226,806
	3,560,000	William Carter Co., 5.63%, due 3/15/2027	3,795,850	(l)
			11,040,156
Steel Producers - Products 0.1%
	1,945,000	Big River Steel LLC/BRS Finance Corp., 7.25%, due 9/1/2025	1,998,488	(i)(l)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Support - Services 1.7%
	ADT Corp.
$385,000	6.25%, due 10/15/2021	$411,469
865,000	4.13%, due 6/15/2023	877,975
430,000	4.88%, due 7/15/2032	372,079	(l)
	Aramark Services, Inc.
360,000	5.00%, due 4/1/2025	374,850	(l)
1,090,000	5.00%, due 2/1/2028	1,140,412	(l)
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
76,000	5.50%, due 4/1/2023	77,497
890,000	5.25%, due 3/15/2025	907,800	(l)
3,290,000	5.75%, due 7/15/2027	3,355,800	(l)
1,030,000	frontdoor, Inc., 6.75%, due 8/15/2026	1,127,850	(l)
1,725,000	Garda World Security Corp., 8.75%, due 5/15/2025	1,725,000	(l)
600,000	GW B-CR Security Corp., 9.50%, due 11/1/2027	616,500	(l)
	Hertz Corp.
190,000	7.63%, due 6/1/2022	197,363	(l)
1,980,000	5.50%, due 10/15/2024	1,964,358	(i)(l)
2,420,000	7.13%, due 8/1/2026	2,498,650	(l)
3,035,000	IAA Spinco, Inc., 5.50%, due 6/15/2027	3,251,699	(l)
320,000	Iron Mountain U.S. Holdings, Inc., 5.38%, due 6/1/2026	332,000	(l)
	Iron Mountain, Inc.
750,000	4.38%, due 6/1/2021	758,438	(l)
345,000	6.00%, due 8/15/2023	352,331
95,000	5.75%, due 8/15/2024	95,831
860,000	4.88%, due 9/15/2027	885,800	(l)
5,220,000	5.25%, due 3/15/2028	5,481,000	(l)
1,260,000	4.88%, due 9/15/2029	1,289,925	(l)
3,270,000	KAR Auction Services, Inc., 5.13%, due 6/1/2025	3,413,062	(l)
	Prime Security Services Borrower LLC/Prime Finance, Inc.
722,000	9.25%, due 5/15/2023	759,544	(l)
5,765,000	5.75%, due 4/15/2026	5,912,728	(l)
2,070,000	Ritchie Bros Auctioneers, Inc., 5.38%, due 1/15/2025	2,157,975	(l)
2,115,000	ServiceMaster Co. LLC, 5.13%, due 11/15/2024	2,191,669	(l)
	Staples, Inc.
4,955,000	7.50%, due 4/15/2026	5,165,587	(l)
280,000	10.75%, due 4/15/2027	291,200	(l)
	United Rentals N.A., Inc.
270,000	4.63%, due 10/15/2025	275,738
850,000	5.50%, due 5/15/2027	896,219
		49,158,349
Technology Hardware & Equipment 0.4%
1,230,000	CDW LLC/CDW Finance Corp., 5.00%, due 9/1/2025	1,285,350
	CommScope Finance LLC
960,000	5.50%, due 3/1/2024	972,960	(l)
325,000	6.00%, due 3/1/2026	333,938	(l)
1,340,000	8.25%, due 3/1/2027	1,269,288	(l)
	CommScope Technologies LLC
1,408,000	6.00%, due 6/15/2025	1,262,272	(i)(l)
1,970,000	5.00%, due 3/15/2027	1,610,475	(l)
	CommScope, Inc.
139,000	5.00%, due 6/15/2021	139,000	(l)
525,000	5.50%, due 6/15/2024	496,781	(l)
	Diamond 1 Finance Corp./Diamond 2 Finance Corp.
268,000	5.88%, due 6/15/2021	272,122	(l)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$490,000	7.13%, due 6/15/2024	$519,522	(l)
1,860,000	Western Digital Corp., 4.75%, due 2/15/2026	1,894,875
		10,056,583
Telecom - Satellite 0.1%
940,000	Connect Finco S.a.r.l./Connect U.S. Finco LLC, 6.75%, due 10/1/2026	974,075	(l)
	Intelsat Jackson Holdings SA
625,000	9.50%, due 9/30/2022	721,094	(l)
2,605,000	5.50%, due 8/1/2023	2,435,675	(i)
		4,130,844
Telecom - Wireless 0.4%
220,000	Sprint Capital Corp., 8.75%, due 3/15/2032	268,264
	Sprint Corp.
1,040,000	7.25%, due 9/15/2021	1,109,742
1,300,000	7.88%, due 9/15/2023	1,434,875
4,860,000	7.13%, due 6/15/2024	5,273,100	(i)
920,000	7.63%, due 3/1/2026	1,017,750
465,000	Sprint Nextel Corp., 6.00%, due 11/15/2022	491,738
	T-Mobile USA, Inc.
360,000	6.00%, due 4/15/2024	373,500
190,000	6.50%, due 1/15/2026	203,319
445,000	4.50%, due 2/1/2026	458,906
		10,631,194
Telecom - Wireline Integrated & Services 0.7%
	Altice France SA
1,845,000	8.13%, due 2/1/2027	2,045,644	(l)
690,000	5.50%, due 1/15/2028	702,937	(l)
	Altice Luxembourg SA
410,000	7.63%, due 2/15/2025	422,812	(i)(l)
365,000	10.50%, due 5/15/2027	412,906	(l)
	CenturyLink, Inc.
210,000	Ser. V, 5.63%, due 4/1/2020	212,625
650,000	Ser. T, 5.80%, due 3/15/2022	687,375
	Equinix, Inc.
140,000	5.38%, due 1/1/2022	142,758
1,215,000	5.75%, due 1/1/2025	1,256,043
3,265,000	Frontier Communications Corp., 8.00%, due 4/1/2027	3,428,250	(l)
	Level 3 Financing, Inc.
38,000	5.38%, due 8/15/2022	38,143
350,000	5.63%, due 2/1/2023	353,500
1,085,000	5.13%, due 5/1/2023	1,098,562
1,180,000	5.38%, due 1/15/2024	1,202,125
915,000	4.63%, due 9/15/2027	929,869	(l)
2,877,000	Numericable-SFR SA, 7.38%, due 5/1/2026	3,080,821	(i)(l)
140,000	Qwest Corp., 6.75%, due 12/1/2021	151,098
	Zayo Group LLC/Zayo Capital, Inc.
1,225,000	6.00%, due 4/1/2023	1,259,925
1,750,000	6.38%, due 5/15/2025	1,799,000
1,100,000	5.75%, due 1/15/2027	1,118,018	(l)
		20,342,411

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Telecommunications 1.6%
EUR	567,000	Altice France SA, 5.88%, due 2/1/2027	$697,105	(q)
		AT&T, Inc.
	$1,300,000	(3M USD LIBOR + 0.95%), 2.95%, due 7/15/2021	1,313,260	(b)
	2,929,000	4.35%, due 6/15/2045	3,080,957
	11,385,000	5.45%, due 3/1/2047	13,745,735	(i)
	8,800,000	4.50%, due 3/9/2048	9,402,243	(i)
	200,000	Batelco Int'l Finance No. 1 Ltd., 4.25%, due 5/1/2020	199,999	(q)
	200,000	Comunicaciones Celulares SA via Comcel Trust, 6.88%, due 2/6/2024	206,000	(q)
EUR	272,000	DKT Finance ApS, 7.00%, due 6/17/2023	320,801	(q)
	$1,182,000	Liquid Telecommunications Financing PLC, 8.50%, due 7/13/2022	1,176,799	(i)(l)
EUR	401,000	SoftBank Group Corp., 5.00%, due 4/15/2028	490,860	(q)
EUR	506,000	Telecom Italia SpA, 3.63%, due 5/25/2026	626,006	(q)
EUR	400,000	Telefonica Europe BV, 3.88%, due 6/22/2026	474,966	(q)(s)(t)
	$239,000	VEON Holdings BV, 4.00%, due 4/9/2025	245,527	(l)
		Verizon Communications, Inc.
	1,300,000	(3M USD LIBOR + 1.00%), 3.12%, due 3/16/2022	1,320,946	(b)
	9,570,000	4.52%, due 9/15/2048	11,387,505	(i)
GBP	399,000	Vodafone Group PLC, 4.88%, due 10/3/2078	549,799	(q)(s)
			45,238,508
Theaters & Entertainment 0.3%
		AMC Entertainment Holdings, Inc.
	$1,725,000	5.75%, due 6/15/2025	1,638,922	(i)
	1,175,000	5.88%, due 11/15/2026	1,070,719
	1,245,000	6.13%, due 5/15/2027	1,125,947
		Live Nation Entertainment, Inc.
	425,000	5.38%, due 6/15/2022	430,708	(l)
	2,495,000	4.88%, due 11/1/2024	2,582,325	(l)
	1,310,000	4.75%, due 10/15/2027	1,365,806	(l)
			8,214,427
Transportation 0.0%(d)
	200,000	Rumo Luxembourg S.a.r.l., 7.38%, due 2/9/2024	215,760	(q)
Water 0.0%(d)
	1,130,000	Agua y Saneamientos Argentinos SA, 6.63%, due 2/1/2023	443,525	(q)
GBP	220,000	Anglian Water Osprey Financing PLC, 4.00%, due 3/8/2026	266,210	(q)
			709,735
		Total Corporate Bonds (Cost $1,259,386,663)	1,315,858,800
Municipal Notes 1.7%
California 0.2%
	$3,525,000	California St. G.O. Ref., Ser. 2019, 5.00%, due 10/1/2029	4,634,000
	710,000	Sacramento Co. Arpt. Sys. Rev. Ref., Ser. 2018-C, 5.00%, due 7/1/2033	871,326
			5,505,326

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Colorado 0.0%(d)
$705,000	Colorado St. Hlth. Facs. Au. Hosp. Rev. Ref. (CommonSpirit Hlth.), Ser. 2019-A-2, 4.00%, due 8/1/2049	$753,758
Delaware 0.0%(d)
720,000	Delaware St. Hlth. Fac. Au. Rev. (Beebe Med. Ctr. Inc.), Ser. 2018, 5.00%, due 6/1/2048	843,559
Illinois 0.1%
675,000	Chicago O'Hare Int'l Arpt. Spec. Fac. Rev. (Trips Obligated Group), Ser. 2018, 5.00%, due 7/1/2048	786,058
880,000	Illinois Fin. Au. Rev. (Local Gov't Prog.-East Prairie Sch. Dist. # 73 Proj.), (BAM Insured), Ser. 2018, 4.00%, due 12/1/2042	957,765
		1,743,823
Maryland 0.6%
7,050,000	Maryland St. G.O., Ser. 2019-A, 5.00%, due 8/1/2031	9,174,799
6,350,000	Prince Georges Co. G.O. (Cons. Pub. Imp.), Ser. 2019-A, 4.00%, due 7/15/2032	7,531,164
		16,705,963
Massachusetts 0.1%
1,055,000	Massachusetts St. Dev. Fin. Agcy. Rev. (CareGroup Obligated Group), Ser. 2018-J2, 5.00%, due 7/1/2053	1,239,477
1,060,000	Massachusetts St. Ed. Fin. Au. Rev. Ref., Ser. 2018-A, 4.08%, due 7/1/2027	1,171,003
		2,410,480
Michigan 0.1%
720,000	Detroit Downtown Dev. Au. Tax Increment Rev. Ref. (Catalyst Dev. Proj.), Ser. 2018-A, (AGM Insured), 5.00%, due 7/1/2048	799,251
910,000	Michigan St. Strategic Fund Ltd. Oblig. Rev. (I-75 Improvement Proj.), Ser. 2018, 5.00%, due 6/30/2048	1,075,356
		1,874,607
New Jersey 0.2%
695,000	Atlantic City G.O. Ref., Ser. 2018, 4.29%, due 9/1/2026	756,688
1,095,000	New Jersey Econ. Dev. Au. Spec. Fac. Rev. Ref. (Port Newark Container Term. LLC Proj.), Ser. 2017, 5.00%, due 10/1/2047	1,251,311
700,000	New Jersey Higher Ed. Assist. Au. Rev. Ref. (Std. Loan Rev.), Ser. 2018-B, 5.00%, due 12/1/2026	840,406
675,000	New Jersey St. Hsg. & Mtge. Fin. Agcy. Rev. Ref. (Single Family Hsg.), Ser. 2018-B, 3.80%, due 10/1/2032	731,005
880,000	New Jersey St. Trans. Trust Fund Au. Trans. Sys. Rev. Ref., Ser. 2018-A, 5.00%, due 12/15/2036	1,021,002
695,000	South Jersey Port Corp. Rev. (Sub-Marine Term), Ser. 2017-B, 5.00%, due 1/1/2048	797,360
		5,397,772

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Oklahoma 0.0%(d)
$715,000	Oklahoma St. Dev. Fin. Au. Hlth. Sys. Rev. (OU Medicine Proj.), Ser. 2018-B, 5.50%, due 8/15/2057	$852,023
Pennsylvania 0.1%
355,000	Commonwealth of Pennsylvania Cert. of Participation Ref., Ser. 2018, 5.00%, due 7/1/2043	421,712
1,060,000	Pennsylvania St. Turnpike Commission Oil Franchise Tax Rev., Subser. 2018-B, 5.00%, due 12/1/2048	1,272,148
		1,693,860
Rhode Island 0.1%
1,035,000	Rhode Island Commerce Corp. Spec. Fac. Rev. Ref. (1st Lien - R I Arpt. Corp. Int'l Fac. Proj.), Ser. 2018, 5.00%, due 7/1/2034	1,244,567
770,000	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.), Ser. 2018, 5.00%, due 12/1/2025	904,850
		2,149,417
Tennessee 0.0%(d)
530,000	Greeneville Hlth. & Ed. Facs. Board Hosp. Rev. Ref. (Ballad Hlth. Obligated Group), Ser. 2018-A, 5.00%, due 7/1/2029	650,973
Texas 0.1%
1,070,000	Austin Comm. College Dist. Pub. Fac. Corp. Lease Rev., Ser. 2018-C, 4.00%, due 8/1/2042	1,194,034
705,000	Texas St. Private Activity Bond Surface Trans. Corp. Rev. (Segment 3C Proj.), Ser. 2019, 5.00%, due 6/30/2058	821,128
		2,015,162
Utah 0.0%(d)
1,060,000	Salt Lake City Corp. Arpt. Rev., Ser. 2018-A, 5.00%, due 7/1/2043	1,261,941
Virginia 0.1%
3,705,000	Henrico Co. G.O., Ser. 2019, 5.00%, due 8/1/2030	4,863,516
West Virginia 0.0%(d)
705,000	West Virginia Hosp. Fin. Au. Rev. (Imp. West Virginia Univ. Hlth. Sys. Obligated Group), Ser. 2018-A, 5.00%, due 6/1/2052	823,757
	Total Municipal Notes (Cost $48,297,670)	49,545,937
Asset-Backed Securities 7.0%
1,100,000	AIMCO CLO, Ser. 2018-AA, Class E, (3M USD LIBOR + 5.15%), 7.15%, due 4/17/2031	900,625	(b)(l)
	AIMCO CLO 10 Ltd.
1,050,000	Ser. 2019-10A, Class D, (3M USD LIBOR + 3.55%), 5.85%, due 7/22/2032	992,073	(b)(l)
2,000,000	Ser. 2019-10A, Class E, (3M USD LIBOR + 6.55%), 8.85%, due 7/22/2032	1,796,480	(b)(l)
550,000	Alinea CLO Ltd., Ser. 2018-1A, Class E, (3M USD LIBOR + 6.00%), 7.97%, due 7/20/2031	469,143	(b)(l)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$7,960,000	AM Capital Funding LLC, Ser. 2018-1, Class A, 4.98%, due 12/15/2023	$8,357,584	(l)
1,000,000	American Express Credit Account Master Trust, Ser. 2017-2, Class A, (1M USD LIBOR + 0.45%), 2.36%, due 9/16/2024	1,004,501	(b)
	Apidos CLO XXVIII
500,000	Ser. 2017-28A, Class C, (3M USD LIBOR + 2.50%), 4.47%, due 1/20/2031	449,645	(b)(l)
500,000	Ser. 2017-28A, Class D, (3M USD LIBOR + 5.50%), 7.47%, due 1/20/2031	424,747	(b)(l)
5,000,000	Apidos CLO XXXI, Ser. 2019-31A, Class D, (3M USD LIBOR + 3.65%), 5.65%, due 4/15/2031	4,776,575	(b)(l)
	Ares LIII CLO Ltd.
4,750,000	Ser. 2019-53A, Class D, (3M USD LIBOR + 3.75%), 6.27%, due 4/24/2031	4,579,754	(b)(l)
1,700,000	Ser. 2019-53A, Class E, (3M USD LIBOR + 6.85%), 9.37%, due 4/24/2031	1,625,899	(b)(l)
2,000,000	Ares XLV CLO Ltd., Ser. 2017-45A, Class E, (3M USD LIBOR + 6.10%), 8.10%, due 10/15/2030	1,802,228	(b)(l)
	Asset Backed Securities Corp. Home Equity
374,671	Ser. 2004-HE5, Class M2, (1M USD LIBOR + 1.88%), 3.70%, due 8/25/2034	374,264	(b)
315,830	Ser. 2006-HE1, Class A3, (1M USD LIBOR + 0.20%), 2.02%, due 1/25/2036	315,063	(b)
3,300,000	Assurant CLO I Ltd., Ser. 2017-1A, Class E, (3M USD LIBOR + 6.46%), 8.43%, due 10/20/2029	3,164,200	(b)(l)
	Assurant CLO II Ltd.
250,000	Ser. 2018-1A, Class D, (3M USD LIBOR + 2.85%), 4.82%, due 4/20/2031	231,353	(b)(l)
1,500,000	Ser. 2018-1A, Class E, (3M USD LIBOR + 5.60%), 7.57%, due 4/20/2031	1,285,249	(b)(l)
2,797,000	Bear Stearns Asset-Backed Securities I Trust, Ser. 2006-HE1, Class 1M3, (1M USD LIBOR + 0.46%), 2.28%, due 12/25/2035	2,784,592	(b)
	Bear Stearns Asset-Backed Securities Trust
1,332,927	Ser. 2004-SD3, Class M2, (1M USD LIBOR + 1.88%), 3.70%, due 9/25/2034	1,350,435	(b)
7,265,000	Ser. 2006-SD2, Class M2, (1M USD LIBOR + 0.80%), 2.62%, due 6/25/2036	7,302,418	(b)
3,000,000	Benefit Street Partners CLO XII Ltd., Ser. 2017-12A, Class D, (3M USD LIBOR + 6.41%), 8.41%, due 10/15/2030	2,663,902	(b)(l)
700,000	BlueMountain CLO XXV Ltd., Ser. 2019-25A, Class D, (3M USD LIBOR + 3.55%), 5.84%, due 7/15/2032	665,214	(b)(l)
650,000	Canyon Capital CLO Ltd., Ser. 2014-1A, Class DR, (3M USD LIBOR + 5.50%), 7.44%, due 1/30/2031	544,850	(b)(l)
1,005,000	Capital One Multi-Asset Execution Trust, Ser. 2016-A7, Class A7, (1M LIBOR + 0.51%), 2.43%, due 9/16/2024	1,010,080	(b)
	Carbone CLO Ltd.
1,000,000	Ser. 2017-1A, Class C, (3M USD LIBOR + 2.60%), 4.57%, due 1/20/2031	909,080	(b)(l)
1,000,000	Ser. 2017-1A, Class D, (3M USD LIBOR + 5.90%), 7.87%, due 1/20/2031	905,215	(b)(l)
1,120,000	Carlye U.S. CLO Ltd., Ser. 2017-5A, Class D, (3M USD LIBOR + 5.30%), 7.27%, due 1/20/2030	939,060	(b)(l)
8,971,719	Carrington Mortgage Loan Trust, Ser. 2006-RFC1, Class A4, (1M USD LIBOR + 0.24%), 2.06%, due 3/25/2036	8,942,809	(b)(i)
1,000,000	Chase Issuance Trust, Ser. 2016-A3, Class A3, (1M LIBOR + 0.55%), 2.47%, due 6/15/2023	1,005,617	(b)
2,350,000	CIFC Funding III Ltd., Ser. 2019-3A, Class D, (3M USD LIBOR + 6.80%), 8.80%, due 7/16/2032	2,229,590	(b)(l)
2,500,000	Citibank Credit Card Issuance Trust, Ser. 2017-A7, Class A7, (1M LIBOR + 0.37%), 2.35%, due 8/8/2024	2,500,502	(b)
521,375	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-AMC1, Class A2B, (1M USD LIBOR + 0.16%), 1.98%, due 9/25/2036	461,438	(b)
236,427	Colony American Finance Ltd., Ser. 2016-1, Class A, 2.54%, due 6/15/2048	236,102	(l)
3,650,000	Dryden 36 Senior Loan Fund, Ser. 2014-36A, Class ER2, (3M USD LIBOR + 6.88%), 8.88%, due 4/15/2029	3,322,253	(b)(l)
250,000	Dryden 45 Senior Loan Fund, Ser. 2016-45A, Class ER, (3M USD LIBOR + 5.85%), 7.85%, due 10/15/2030	219,391	(b)(l)
	Dryden 53 CLO Ltd.
300,000	Ser. 2017-53A, Class D, (3M USD LIBOR + 2.40%), 4.40%, due 1/15/2031	265,454	(b)(l)
750,000	Ser. 2017-53A, Class E, (3M USD LIBOR + 5.30%), 7.30%, due 1/15/2031	627,096	(b)(l)(u)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$2,350,000	Dryden 54 Senior Loan Fund, Ser. 2017-54A, Class E, (3M USD LIBOR + 6.20%), 8.17%, due 10/19/2029	$2,069,090	(b)(l)
	Eaton Vance CLO Ltd.
850,000	Ser. 2015-1A, Class DR, (3M USD LIBOR + 2.50%), 4.47%, due 1/20/2030	757,973	(b)(l)
900,000	Ser. 2015-1A, Class ER, (3M USD LIBOR + 5.60%), 7.57%, due 1/20/2030	766,977	(b)(l)
750,000	Ser. 2018-1A, Class E, (3M USD LIBOR + 6.00%), 8.00%, due 10/15/2030	663,412	(b)(l)
	Elmwood CLO II Ltd.
2,400,000	Ser. 2019-2A, Class D, (3M USD LIBOR + 3.95%), 5.92%, due 4/20/2031	2,396,640	(b)(l)
2,700,000	Ser. 2019-2A, Class E, (3M USD LIBOR + 6.80%), 8.77%, due 4/20/2031	2,543,569	(b)(l)
2,250,480	EquiFirst Mortgage Loan Trust, Ser. 2003-2, Class 1A1, (1M USD LIBOR + 1.13%), 3.04%, due 9/25/2033	2,244,039	(b)
920,000	Evergreen Credit Card Trust, Ser. 2019-1, Class A, (1M USD LIBOR + 0.48%), 2.39%, due 1/15/2023	921,816	(b)(l)
161,324	First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2005-FF5, Class M2, (1M USD LIBOR + 0.74%), 2.56%, due 5/25/2035	161,454	(b)
700,000	Flatiron CLO 17 Ltd., Ser. 2017-1A, Class E, (3M USD LIBOR + 6.00%), 8.16%, due 5/15/2030	622,237	(b)(l)
2,150,000	Flatiron CLO 18 Ltd., Ser. 2018-1A, Class E, (3M USD LIBOR + 5.15%), 7.15%, due 4/17/2031	1,800,280	(b)(i)(l)
1,617,039	Foundation Finance Trust, Ser. 2019-1A, Class A , 3.86%, due 11/15/2034	1,644,947	(l)
352,180	Freedom Financial Trust, Ser. 2018-1, Class A, 3.61%, due 7/18/2024	354,035	(l)
1,600,000	Galaxy XVIII CLO Ltd., Ser. 2018-28A, Class E, (3M USD LIBOR + 6.00%), 8.00%, due 7/15/2031	1,314,802	(b)(l)
250,000	Galaxy XXVII CLO Ltd., Ser. 2018-27A, Class E, (3M USD LIBOR + 5.78%), 7.95%, due 5/16/2031	205,370	(b)(l)
1,600,000	Gilbert Park CLO Ltd., Ser. 2017-1A, Class E, (3M USD LIBOR + 6.40%), 8.70%, due 10/15/2030	1,483,958	(b)(l)
1,813,864	Global SC Finance IV Ltd., Ser. 2018-1A, Class A, 4.29%, due 5/17/2038	1,881,892	(l)
500,000	Golden Credit Card Trust, Ser. 2019-2A, Class A, (1M USD LIBOR + 0.35%), 2.24%, due 10/15/2023	500,000	(b)(l)
199,194	Home Equity Mortgage Trust, Ser. 2004-5, Class M2, (1M USD LIBOR + 1.60%), 3.42%, due 2/25/2035	199,211	(b)
	Invitation Homes Trust
1,408,392	Ser. 2017-SFR2, Class A, (1M USD LIBOR + 0.85%), 2.74%, due 12/17/2036	1,406,412	(b)(l)
1,886,098	Ser. 2018-SFR1, Class A, (1M USD LIBOR + 0.70%), 2.59%, due 3/17/2037	1,869,812	(b)(l)
1,250,000	Jay Park CLO Ltd., Ser. 2019-1A, Class DR, (3M USD LIBOR + 5.20%), 7.17%, due 10/20/2027	1,165,940	(b)(l)
	JP Morgan Mortgage Acquisition Trust
3,497,000	Ser. 2006-CH1, Class M1, (1M USD LIBOR + 0.22%), 2.04%, due 7/25/2036	3,487,999	(b)
5,260,000	Ser. 2007-CH1, Class MV2, (1M USD LIBOR + 0.28%), 2.10%, due 11/25/2036	5,247,336	(b)
2,000,000	KKR CLO 16 Ltd., Ser. 2016, Class DR, (3M USD LIBOR + 6.75%), 8.72%, due 1/20/2029	1,860,978	(b)(l)
5,500,000	KKR CLO 25 Ltd., Ser. 2025, Class D, (3M USD LIBOR + 3.85%), 5.85%, due 4/15/2032	5,355,623	(b)(l)
2,750,000	Madison Park Funding XXXIV Ltd., Ser. 2019-34A, Class E, (3M USD LIBOR + 6.75%), 8.69%, due 4/25/2031	2,608,087	(b)(l)
3,000,000	Madison Park Funding XXXV Ltd., Ser. 2019-35A, Class E, (3M USD LIBOR + 6.75%), 8.72%, due 4/20/2031	2,856,626	(b)(l)
	Magnetite CLO Ltd.
3,000,000	Ser. 2019-22A, Class D, (3M USD LIBOR + 3.65%), 6.03%, due 4/15/2031	2,871,868	(b)(l)
250,000	Ser. 2018-20A, Class D, (3M USD LIBOR + 2.50%), 4.47%, due 4/20/2031	229,602	(b)(l)
250,000	Ser. 2018-20A, Class E, (3M USD LIBOR + 5.35%), 7.32%, due 4/20/2031	215,820	(b)(l)
1,000,000	Ser. 2015-12A, Class ER, (3M USD LIBOR + 5.68%), 7.68%, due 10/15/2031	889,837	(b)(l)
500,000	Marble Point CLO XI Ltd., Ser. 2017-2A, Class D, (3M USD LIBOR + 2.80%), 4.80%, due 12/18/2030	445,262	(b)(l)
3,250,000	Mariner CLO LLC, Ser. 2019-1A, Class D, (3M USD LIBOR + 3.85%), 6.39%, due 4/30/2032	3,137,563	(b)(l)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$2,250,000	Marlette Funding Trust, Ser. 2019-4A, Class A, 2.39%, due 12/17/2029	$2,251,500	(l)
	Navient Student Loan Trust
65,860	Ser. 2017-3A, Class A1, (1M USD LIBOR + 0.30%), 2.12%, due 7/26/2066	65,866	(b)(l)
704,773	Ser. 2018-3A, Class A1, (1M USD LIBOR + 0.27%), 2.09%, due 3/25/2067	704,580	(b)(l)
327,304	Ser. 2019-1A, Class A1, (1M USD LIBOR + 0.33%), 2.15%, due 12/27/2067	327,304	(b)(l)
9,476,000	Newcastle Mortgage Securities Trust, Ser. 2006-1, Class M2, (1M USD LIBOR + 0.37%), 2.19%, due 3/25/2036	9,489,463	(b)(i)
750,000	Niagara Park CLO Ltd., Ser. 2019-1A, Class D, (3M USD LIBOR + 3.55%), 5.55%, due 7/17/2032	711,205	(b)(l)
	OCP CLO Ltd.
3,000,000	Ser. 2015-8A, Class CR, (3M USD LIBOR + 2.80%), 4.80%, due 4/17/2027	2,959,699	(b)(l)
2,800,000	Ser. 2015-10A, Class CR, (3M USD LIBOR + 2.60%), 4.54%, due 10/26/2027	2,765,356	(b)(l)
3,800,000	Ser. 2017-14A, Class C, (3M USD LIBOR + 2.60%), 4.74%, due 11/20/2030	3,552,644	(b)(l)
1,800,000	Ser. 2017-14A, Class D, (3M USD LIBOR + 5.80%), 7.94%, due 11/20/2030	1,579,132	(b)(l)
1,000,000	Ser. 2018-15A, Class D, (3M USD LIBOR + 5.85%), 7.82%, due 7/20/2031	864,991	(b)(l)
3,200,000	Octagon Investment Partners 41 Ltd., Ser. 2019-2A, Class E, (3M USD LIBOR + 6.90%), 8.90%, due 4/15/2031	3,003,660	(b)(l)
1,000,000	OHA Credit Funding 3 Ltd., Ser. 2019-3A, Class D, (3M USD LIBOR + 3.55%), 6.18%, due 7/20/2032	949,584	(b)(l)
750,000	OHA Credit Partners XV Ltd., Ser. 2017-15A, Class D, (3M USD LIBOR + 2.45%), 4.42%, due 1/20/2030	674,730	(b)(l)
	Palmer Square CLO Ltd.
2,500,000	Ser. 2015-1A, Class DR2, (3M USD LIBOR + 6.25%), 8.40%, due 5/21/2029	2,304,345	(b)(l)
700,000	Ser. 2014-1A, Class DR2, (3M USD LIBOR + 5.70%), 7.70%, due 1/17/2031	606,098	(b)(l)
1,600,000	Ser. 2018-1A, Class D, (3M USD LIBOR + 5.15%), 7.45%, due 4/18/2031	1,353,706	(b)(l)
300,000	PPM CLO 3 Ltd., Ser. 2019-3A, Class D, (3M USD LIBOR + 3.70%), 5.70%, due 7/17/2030	294,098	(b)(l)
97,498	Residential Asset Mortgage Products, Inc., Ser. 2005-RS4, Class M3, (1M USD LIBOR + 0.48%), 2.30%, due 4/25/2035	97,502	(b)
1,000,000	Riserva CLO Ltd., Ser. 2016-3A, Class ER, (3M USD LIBOR + 6.35%), 8.35%, due 10/18/2028	920,709	(b)(l)
1,151,369	Saxon Asset Securities Trust, Ser. 2004-2, Class MV1, (1M USD LIBOR + 0.87%), 2.69%, due 8/25/2035	1,151,255	(b)
326,317	Securitized Asset Backed Receivables LLC Trust, Ser. 2004-DO1, Class M1, (1M USD LIBOR + 0.98%), 2.80%, due 7/25/2034	328,350	(b)
64,418	SoFi Consumer Loan Program Trust, Ser. 2018-1, Class A1, 2.55%, due 2/25/2027	64,430	(l)
650,827	SoFi Professional Loan Program LLC, Ser. 2017-E, Class A1, (1M USD LIBOR + 0.50%), 2.32%, due 11/26/2040	650,827	(b)(l)
	Structured Asset Securities Corp.
152,495	Ser. 2005-NC2, Class M3, (1M USD LIBOR + 0.43%), 2.25%, due 5/25/2035	152,540	(b)
64,399	Ser. 2006-AM1, Class A4, (1M USD LIBOR + 0.16%), 1.98%, due 4/25/2036	64,363	(b)
186,900	Ser. 2006-NC1, Class A4, (1M USD LIBOR + 0.15%), 1.97%, due 5/25/2036	186,717	(b)
1,000,000	Symphony CLO XXI Ltd., Ser. 2019-21A, Class D, (3M USD LIBOR + 3.65%), 6.01%, due 7/15/2032	957,483	(b)(l)
1,150,000	TICP CLO V Ltd., Ser. 2016-5A, Class ER, (3M USD LIBOR + 5.75%), 7.75%, due 7/17/2031	1,007,084	(b)(l)
3,500,000	TICP CLO VIII Ltd., Ser. 2017-8A, Class D, (3M USD LIBOR + 6.55%), 8.52%, due 10/20/2030	3,284,670	(b)(l)
1,000,000	TICP CLO X Ltd., Ser. 2018-10A, Class E, (3M USD LIBOR + 5.50%), 7.47%, due 4/20/2031	869,958	(b)(l)
1,150,000	TICP CLO XIII Ltd., Ser. 2019-13E, Class E, (3M USD LIBOR + 6.75%), 9.12%, due 7/15/2032	1,095,057	(b)(l)
1,300,000	TRESTLES CLO II Ltd., Ser. 2018-2A, Class D, (3M USD LIBOR + 5.75%), 7.69%, due 7/25/2031	1,112,252	(b)(l)
1,200,000	TRESTLES CLO Ltd., Ser. 2017-1A, Class D, (3M USD LIBOR + 6.68%), 8.62%, due 7/25/2029	1,139,109	(b)(l)
4,000,000	VERDE CLO, Ser. 2019-1A, Class D, (3M USD LIBOR + 3.80%), 5.80%, due 4/15/2032	3,940,855	(b)(l)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
		Verizon Owner Trust
	$3,734,328	Ser. 2017-1A, Class A, 2.06%, due 9/20/2021	$3,734,283	(l)
	590,000	Ser. 2019-A, Class A1B, (1M USD LIBOR + 0.33%), 2.18%, due 9/20/2023	589,886	(b)
	1,000,000	Ser. 2019-B, Class A1B, (1M USD LIBOR + 0.45%), 2.30%, due 12/20/2023	1,001,315	(b)
		Voya CLO Ltd.
	250,000	Ser. 2018-3A, Class E, (3M USD LIBOR + 5.75%), 7.75%, due 10/15/2031	215,661	(b)(l)
	350,000	Ser. 2016-3A, Class DR, (3M USD LIBOR + 6.08%), 8.08%, due 10/18/2031	298,677	(b)(l)
	3,325,000	Westcott Park CLO Ltd., Ser. 2016-1A, Class ER, (3M USD LIBOR + 6.40%), 8.37%, due 7/20/2028	3,123,724	(b)(l)
	13,000,000	World Omni Auto Receivables Trust, Ser. 2019-A, Class A3, 3.04%, due 5/15/2024	13,273,074	(i)
	1,550,000	York CLO-2 Ltd., Ser. 2015-1A, Class DR, (3M USD LIBOR + 2.60%), 4.55%, due 1/22/2031	1,398,419	(b)(l)
		Total Asset-Backed Securities (Cost $202,779,537)	202,731,109
Foreign Government Securities 2.3%
	2,300,000	1MDB Global Investments Ltd., 4.40%, due 3/9/2023	2,224,083	(q)
	221,000	Abu Dhabi Government International Bond, 3.13%, due 9/30/2049	213,339	(q)
		Angolan Government International Bond
	400,000	9.50%, due 11/12/2025	451,989	(q)
	424,000	9.38%, due 5/8/2048	448,721	(q)
	180,000	9.38%, due 5/8/2048	190,495	(q)
		Argentine Republic Government International Bond
EUR	610,000	3.88%, due 1/15/2022	267,031	(q)
	$202,000	4.63%, due 1/11/2023	81,002
	250,000	6.88%, due 1/26/2027	98,128
EUR	3,500,000	3.38%, due 12/31/2038	1,527,381	(v)
		Banque Centrale de Tunisie International Bond
EUR	1,040,000	5.63%, due 2/17/2024	1,133,606	(q)
EUR	100,000	6.38%, due 7/15/2026	108,814	(q)
		Brazil Notas do Tesouro Nacional
BRL	4,042,000	Ser. F, 10.00%, due 1/1/2023	1,138,270
BRL	8,170,000	Ser. F, 10.00%, due 1/1/2029	2,519,090
	$290,000	Brazilian Government International Bond, 5.63%, due 2/21/2047	326,108
		Colombian TES
COP	4,036,000,000	Ser. B, 7.00%, due 5/4/2022	1,251,886
COP	4,880,700,000	Ser. B, 6.00%, due 4/28/2028	1,462,059
COP	4,336,300,000	Ser. B, 7.25%, due 10/18/2034	1,411,503
	$1,261,000	Costa Rica Government International Bond, 7.16%, due 3/12/2045	1,254,708	(q)
		Croatia Government International Bond
EUR	210,000	1.13%, due 6/19/2029	245,735	(q)
EUR	694,000	2.75%, due 1/27/2030	936,406	(q)
	$756,000	Development Bank of Mongolia LLC, 7.25%, due 10/23/2023	792,636	(l)
		Dominican Republic International Bond
	750,000	6.88%, due 1/29/2026	856,882	(l)
	150,000	6.40%, due 6/5/2049	162,377	(q)
		Ecuador Government International Bond
	850,000	7.88%, due 1/23/2028	761,600	(q)
	262,000	10.75%, due 1/31/2029	264,623	(q)
	200,000	9.50%, due 3/27/2030	192,500	(q)
		Egypt Government International Bond
	200,000	5.58%, due 2/21/2023	205,132	(q)
EUR	257,000	5.63%, due 4/16/2030	287,424	(q)
	$1,110,000	8.50%, due 1/31/2047	1,168,953	(q)
	418,000	7.90%, due 2/21/2048	419,086	(q)
	152,000	El Salvador Government International Bond, 7.12%, due 1/20/2050	154,204	(q)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
		Export Credit Bank of Turkey
	$360,000	5.38%, due 10/24/2023	$349,200	(q)
	604,000	8.25%, due 1/24/2024	644,226	(l)
	950,000	Ghana Government International Bond, 10.75%, due 10/14/2030	1,199,789	(q)
	200,000	Indonesia Government International Bond, 5.25%, due 1/17/2042	238,589	(q)
IDR	85,253,000,000	Indonesia Treasury Bond, 6.13%, due 5/15/2028	5,791,892
		Ivory Coast Government International Bond
	$1,873,520	5.75%, due 12/31/2032	1,850,850	(q)
EUR	774,000	6.63%, due 3/22/2048	852,057	(q)
	$266,000	Kenya Government International Bond, 8.00%, due 5/22/2032	283,341	(q)
	291,000	Korea Development Bank, (3M USD LIBOR + 0.48%), 2.57%, due 10/1/2022	291,403	(b)
		Mexican Bonos
MXN	55,976,700	Ser. M20, 7.50%, due 6/3/2027	3,040,693
MXN	25,070,000	Ser. M, 7.75%, due 11/13/2042	1,392,120
	$880,000	Mexico Government International Bond, 5.75%, due 10/12/2110	1,021,909
	470,000	Mongolia Government International Bond, 8.75%, due 3/9/2024	530,846	(q)
	730,000	Namibia International Bonds, 5.25%, due 10/29/2025	740,673	(l)
	1,780,000	Nigeria Government International Bond, 7.88%, due 2/16/2032	1,835,532	(q)
		Oman Government International Bond
	206,000	4.13%, due 1/17/2023	206,859	(q)
	326,000	6.75%, due 1/17/2048	306,257	(q)
	30,000	6.75%, due 1/17/2048	28,125	(q)
	206,000	Papua New Guinea Government International Bond, 8.38%, due 10/4/2028	220,935	(q)
	320,000	Paraguay Government International Bond, 6.10%, due 8/11/2044	389,203	(q)
		Qatar Government International Bond
	370,000	3.88%, due 4/23/2023	390,615	(q)
	764,000	4.82%, due 3/14/2049	937,810	(q)
	200,000	Republic of Armenia International Bond, 3.95%, due 9/26/2029	194,844	(q)
		Republic of South Africa Government Bond
ZAR	14,264,866	Ser. R186, 10.50%, due 12/21/2026	1,035,731
ZAR	20,567,125	8.25%, due 3/31/2032	1,232,405
ZAR	6,594,921	9.00%, due 1/31/2040	397,178
		Republic of South Africa Government International Bond
	$200,000	4.85%, due 9/30/2029	198,210
	1,253,000	5.88%, due 6/22/2030	1,332,002
	200,000	5.75%, due 9/30/2049	193,524
	203,000	Republic of Uzbekistan Bond, 5.38%, due 2/20/2029	222,710	(q)
EUR	98,000	Romanian Government International Bond, 4.63%, due 4/3/2049	142,198	(q)
		Russian Federal Bond - OFZ
RUB	120,000,000	7.95%, due 10/7/2026	2,046,414
RUB	103,364,000	7.05%, due 1/19/2028	1,687,740
RUB	44,181,000	7.70%, due 3/23/2033	758,599
	$740,000	Senegal Government International Bond, 6.25%, due 5/23/2033	755,371	(q)
EUR	479,000	Serbia International Bond, 1.50%, due 6/26/2029	550,159	(q)
		Sri Lanka Government International Bond
	$302,000	6.85%, due 3/14/2024	311,036	(q)
	200,000	6.35%, due 6/28/2024	202,693	(q)
	2,323,000	6.75%, due 4/18/2028	2,270,290	(q)
	200,000	7.55%, due 3/28/2030	202,274	(q)
	590,000	Trinidad & Tobago Government International Bond, 4.50%, due 8/4/2026	611,393	(l)
		Turkey Government Bond
TRY	8,990,133	10.70%, due 8/17/2022	1,504,842
TRY	7,925,205	12.40%, due 3/8/2028	1,382,033
		Turkey Government International Bond
	$400,000	5.75%, due 3/22/2024	402,986
EUR	698,000	5.20%, due 2/16/2026	816,307
	$458,000	6.13%, due 10/24/2028	451,398
	200,000	7.63%, due 4/26/2029	214,500

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
		Ukraine Government International Bond
	$220,000	7.75%, due 9/1/2020	$225,830	(q)
EUR	134,000	6.75%, due 6/20/2026	165,131	(q)
	$360,000	7.75%, due 9/1/2026	386,550	(q)
	1,290,000	7.75%, due 9/1/2027	1,386,621	(q)
	630,000	9.75%, due 11/1/2028	750,086	(q)
	166,667	Ukreximbank Via Biz Finance PLC, 9.63%, due 4/27/2022	173,333	(q)
	1,295,300	Venezuela Government International Bond, 8.25%, due 10/13/2024	134,387	(q)(u)(w)
		Total Foreign Government Securities (Cost $67,412,119)	67,437,470
	Developed Markets Ex- U.S. 0.1%
	Regional (state/province) 0.1%
	1,409,007	Brazil Loan Trust 1, 5.48%, due 7/24/2023	1,463,621	(q)
	200,000	Provincia de Cordoba, 7.13%, due 6/10/2021	149,002	(q)
		Total Developed Markets Ex- U.S. (Cost $1,690,026)	1,612,623
	NUMBER OF SHARES
	Short-Term Investments 0.4%
	Investment Companies 0.4%
	13,057,103	State Street Institutional U.S. Government Money Market Fund Premier Class, 1.75%(x) (Cost $13,057,103)	13,057,103	(i)
		Total Investments 117.7% (Cost $3,336,228,495)	3,391,003,890
		Liabilities Less Other Assets (17.7)%	(509,440,307	)(y)
		Net Assets 100.0%	$2,881,563,583

(a)  Principal amount is stated in the currency in which the security is denominated.

(b)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2019 and changes periodically.

(c)  Value determined using significant unobservable inputs.

(d)  Represents less than 0.05% of net assets of the Fund.

(e)  All or a portion of this security was purchased on a delayed delivery basis.

(f)  All or a portion of this security had not settled as of October 31, 2019 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(g)  The stated interest rate represents the weighted average interest rate at October 31, 2019 of the underlying contracts within the Loan Assignment. Interest rates on the underlying contracts are primarily determined by reference to the indicated base lending rate and spread, which are indicated in the security description, and the reset period, which is generally weekly, monthly or quarterly.

(h)  Rate shown was the discount rate at the date of purchase.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

(i)  All or a portion of this security is segregated in connection with obligations for to be announced securities, when-issued securities, futures, forward foreign currency contracts, bond forward contracts and/or delayed delivery securities with a total value of $598,062,261.

(j)  All or a portion of the security is pledged as collateral for futures.

(k)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(l)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2019, these securities amounted to $618,858,219, which represents 21.5% of net assets of the Fund. Securities denoted with (l) but without (u), if any, have been deemed by the investment manager to be liquid.

(m)  Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of October 31, 2019.

(n)  Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(o)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at October 31, 2019, amounted to $474,930,497, which represents 16.5% of net assets of the Fund.

(p)  When-issued security. Total value of all such securities at October 31, 2019, amounted to $20,381,045, which represents 0.7% of net assets of the Fund.

(q)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at October 31, 2019 amounted to $91,655,726, which represents 3.2% of net assets of the Fund.

(r)  Payment-in-kind (PIK) security.

(s)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(t)  Perpetual Bond Security. The rate reflected was the rate in effect on October 31, 2019. The maturity date reflects the next call date.

(u)  Illiquid security.

(v)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of October 31, 2019.

(w)  Defaulted security.

(x)  Represents 7-day effective yield as of October 31, 2019.

(y)  Includes the impact of the Fund's open positions in derivatives at October 31, 2019.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

Derivative Instruments

Futures contracts ("futures")

At October 31, 2019, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2019	4	Australian Dollar	$275,840	$700
12/2019	25	Canadian Dollar	1,899,375	3,000
12/2019	483	Euro-Bobl	72,518,414	(366,512)
12/2019	5	Euro-Buxl Bond, 30 Year	1,170,842	(65,795)
12/2019	21	Pound Sterling	1,700,606	77,175
12/2019	132	United Kingdom Long Gilt Bond	22,713,810	(36,404)
12/2019	728	U.S. Treasury Note, 2 Year	156,957,937	(269,047)
12/2019	334	U.S. Treasury Note, 5 Year	39,813,844	(148,981)
12/2019	284	U.S. Treasury Note, 10 Year	37,004,312	(306,339)
12/2019	73	U.S. Treasury Long Bond	11,780,375	(161,781)
12/2019	4	U.S. Treasury Ultra Long Bond	759,000	(8,379)
Total Long Positions			$346,594,355	$(1,282,363)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2019	563	Euro-Bobl	$(84,529,745)	$1,267,042
12/2019	60	Euro-Bund	(11,493,832)	301,820
12/2019	4	Euro-Buxl Bond, 30 Year	(936,673)	52,634
12/2019	23	Euro	(3,213,244)	(25,587)
12/2019	147	United Kingdom Long Gilt Bond	(25,294,925)	138,581
12/2019	1,143	U.S. Treasury Note, Ultra 10 Year	(162,431,016)	2,380,512
12/2019	1,221	U.S. Treasury Ultra Long Bond	(231,684,750)	2,654,154
Total Short Positions			$(519,584,185)	$6,769,156
Total Futures				$5,486,793

The Fund had securities pledged in the amount of $8,143,202 to cover collateral requirements on open futures. For the year ended October 31, 2019, the average notional value of futures for the Fund was $631,922,852 for long positions and $(809,090,116) for short positions.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

Forward foreign currency contracts ("forward contracts")

At October 31, 2019, open forward contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
1,908,950	BRL	463,472	USD	GSI	11/4/2019	$12,516
252,211	BRL	62,374	USD	JPM	11/4/2019	514
425,658	BRL	102,701	USD	SCB	11/4/2019	3,435
909,059	BRL	223,328	USD	SCB	11/4/2019	3,342
51,781,647	BRL	12,368,129	USD	GSI	11/5/2019	542,645
51,781,647	BRL	12,847,769	USD	GSI	12/3/2019	40,014
932,528	BRL	228,673	USD	SCB	12/11/2019	3,328
476,749	USD	1,908,950	BRL	GSI	11/4/2019	761
62,988	USD	252,211	BRL	JPM	11/4/2019	101
875,524	USD	3,495,878	BRL	MS	11/4/2019	3,842
227,032	USD	909,059	BRL	SCB	11/4/2019	362
106,306	USD	425,658	BRL	SCB	11/4/2019	170
12,124,623	USD	8,899,473,162	CLP	GSI	11/5/2019	124,255
12,107,303	USD	8,899,473,162	CLP	GSI	11/5/2019	106,935
724,175	USD	520,247,282	CLP	JPM	12/18/2019	21,899
287,536	USD	205,424,527	CLP	SCB	12/18/2019	10,236
43,505,066,972	COP	12,595,196	USD	GSI	11/5/2019	276,125
43,505,066,972	COP	12,858,805	USD	GSI	11/5/2019	12,516
43,505,066,972	COP	12,809,171	USD	GSI	12/3/2019	49,727
1,497,365,369	COP	435,759	USD	GSI	12/17/2019	6,576
538,991,008	COP	153,749	USD	SCB	12/17/2019	5,474
146,614	CZK	5,639	EUR	MS	12/17/2019	103
6,331,176	DKK	939,926	USD	GSI	1/22/2020	11,116
285,534	EUR	315,089	USD	JPM	11/5/2019	3,388
364,132	EUR	402,866	USD	JPM	11/5/2019	3,276
286,917	EUR	319,381	USD	JPM	11/5/2019	638
295,409	EUR	327,679	USD	MS	11/5/2019	1,812
462,330	EUR	508,893	USD	SCB	11/5/2019	6,777
285,535	EUR	314,501	USD	SCB	11/5/2019	3,977
117,582	EUR	128,317	USD	SCB	11/5/2019	2,831
181,953	EUR	200,230	USD	SCB	11/5/2019	2,716
117,691	EUR	128,688	USD	SCB	11/5/2019	2,581
52,112	EUR	57,421	USD	SCB	11/5/2019	703
26,134	EUR	28,651	USD	SCB	11/5/2019	498
240,000	EUR	264,974	USD	SCB	12/4/2019	3,216
42,542	EUR	47,597	USD	CITI	1/22/2020	114
40,237,520	EUR	44,583,172	USD	GSI	1/22/2020	543,519
4,808,232	EUR	5,327,896	USD	GSI	1/22/2020	64,573
13,298,942	EUR	14,885,506	USD	GSI	1/22/2020	29,361
791,117	EUR	876,620	USD	GSI	1/22/2020	10,625
329,493	EUR	364,823	USD	GSI	1/22/2020	4,706

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
200,033	EUR	221,115	USD	GSI	1/22/2020	$3,224
1,164,628	EUR	1,304,597	USD	GSI	1/22/2020	1,543
198,024	USD	177,375	EUR	JPM	11/5/2019	185
1,454,492	USD	1,300,318	EUR	GSI	12/4/2019	1,439
3,405,986	GBP	4,214,676	USD	GSI	1/22/2020	208,949
129,627,956	HUF	390,702	EUR	GSI	12/18/2019	3,949
9,679,364,178	IDR	675,462	USD	SCB	1/23/2020	5,835
1,682,608	ILS	477,112	USD	SCB	12/10/2019	1,152
52,091,761	INR	722,393	USD	GSI	1/17/2020	4,242
15,739,693,383	KRW	13,130,636	USD	GSI	11/5/2019	388,004
858,441,827	KRW	725,286	USD	SCB	12/5/2019	8,684
500,951,525	KRW	421,000	USD	SCB	12/5/2019	7,316
848,103,104	KRW	721,471	USD	SCB	12/5/2019	3,660
8,419,591	MXN	430,890	USD	GSI	11/1/2019	6,798
11,135	USD	216,596	MXN	GSI	2/5/2020	31
1,308,029	PEN	386,808	USD	CITI	12/18/2019	3,750
21,604,991	PHP	415,305	USD	GSI	11/5/2019	10,451
37,586,317	PHP	729,732	USD	SCB	11/5/2019	10,958
2,750,920	PLN	627,477	EUR	GSI	11/7/2019	20,060
4,343,818	PLN	1,006,422	EUR	JPM	11/7/2019	14,263
57,996	PLN	13,600	EUR	JPM	11/7/2019	9
1,933	RON	405	EUR	GSI	12/17/2019	1
28,623,866	RUB	427,131	USD	GSI	12/4/2019	17,370
421,650	RUB	6,272	USD	GSI	12/4/2019	275
39,864,643	RUB	589,378	USD	SCB	12/4/2019	29,681
577,366	SGD	419,000	USD	MS	11/4/2019	5,394
989,666	SGD	722,759	USD	SCB	11/4/2019	4,696
21,865,323	THB	718,266	USD	MS	12/18/2019	6,198
5,813,742	TRY	1,012,847	USD	JPM	11/6/2019	2,726
1,373,144	TRY	229,907	USD	SCB	11/6/2019	9,960
292,213	TRY	49,917	USD	SCB	11/6/2019	1,128
3,758,758	TRY	643,009	USD	GSI	12/18/2019	6,375
954,614	TRY	156,843	USD	SCB	12/18/2019	8,081
22,346,045	TWD	722,518	USD	SCB	11/21/2019	12,015
412,565	USD	6,064,156	ZAR	GSI	11/6/2019	11,352
189,835	USD	2,852,939	ZAR	JPM	11/6/2019	1,081
64,356	USD	948,049	ZAR	MS	11/6/2019	1,631
357,206	USD	5,210,963	ZAR	SCB	11/6/2019	12,442
686,068	USD	10,190,893	ZAR	SCB	11/6/2019	11,823
12,216,903	ZAR	792,534	USD	SCB	11/6/2019	15,754
1,429,956	ZAR	93,130	USD	SCB	11/6/2019	1,478
Total unrealized appreciation						$2,785,266
3,495,878	BRL	873,075	USD	MS	11/4/2019	(1,395)
3,495,878	BRL	871,834	USD	MS	1/22/2020	(3,959)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
12,868,203	USD	51,781,647	BRL	GSI	11/5/2019	$(42,572)
8,899,473,162	CLP	12,107,303	USD	GSI	11/5/2019	(106,936)
8,899,473,162	CLP	12,241,029	USD	GSI	11/5/2019	(240,661)
8,899,473,162	CLP	12,132,888	USD	GSI	12/3/2019	(123,835)
300,686,082	CLP	414,781	USD	GSI	12/18/2019	(8,888)
309,703,598	CLP	428,211	USD	GSI	12/18/2019	(10,145)
217,091,574	CLP	300,914	USD	MS	12/18/2019	(7,865)
207,894,153	CLP	288,926	USD	MS	12/18/2019	(8,292)
5,888,316,386	COP	1,746,917	USD	GSI	12/17/2019	(7,455)
478,399,316	COP	141,790	USD	SCB	12/17/2019	(466)
12,858,805	USD	43,505,066,972	COP	GSI	11/5/2019	(12,516)
12,817,851	USD	43,505,066,972	COP	GSI	11/5/2019	(53,471)
1,446,258	USD	4,969,662,061	COP	GSI	12/17/2019	(21,825)
432,926	USD	1,467,186,959	COP	SCB	12/17/2019	(494)
7,840	USD	52,806	DKK	GSI	1/22/2020	(92)
1,300,318	EUR	1,451,768	USD	GSI	11/5/2019	(1,429)
35,464	EUR	11,901,279	HUF	GSI	12/18/2019	(818)
650,092	EUR	216,519,537	HUF	MS	12/18/2019	(9,398)
400,447	EUR	131,740,478	HUF	MS	12/18/2019	(235)
389,049	EUR	129,698,710	HUF	GSI	1/8/2020	(5,949)
361,726	EUR	1,561,724	PLN	GSI	11/7/2019	(5,251)
642,569	EUR	2,782,597	PLN	GSI	11/7/2019	(11,516)
646,349	EUR	2,808,413	PLN	GSI	11/7/2019	(14,055)
13,542	EUR	57,996	PLN	JPM	1/14/2020	(9)
390,428	EUR	1,876,893	RON	JPM	2/3/2020	(1,435)
651,256	EUR	3,145,025	RON	GSI	4/2/2020	(1,733)
144,467	USD	131,323	EUR	GSI	11/5/2019	(2,007)
100,982	USD	91,219	EUR	JPM	11/5/2019	(761)
177,818	USD	160,329	EUR	JPM	11/5/2019	(1,009)
115,701	USD	105,056	EUR	JPM	11/5/2019	(1,476)
143,780	USD	130,302	EUR	JPM	11/5/2019	(1,556)
288,140	USD	260,628	EUR	JPM	11/5/2019	(2,557)
227,565	USD	207,333	EUR	JPM	11/5/2019	(3,689)
722,226	USD	653,374	EUR	JPM	11/5/2019	(6,529)
1,672,580	USD	1,530,000	EUR	JPM	11/5/2019	(33,939)
28,864	USD	26,162	EUR	MS	11/5/2019	(316)
133,736	USD	120,343	EUR	MS	11/5/2019	(491)
356,237	USD	320,678	EUR	MS	11/5/2019	(1,438)
213,340	USD	194,219	EUR	MS	11/5/2019	(3,286)
163,055	USD	146,968	EUR	SCB	11/5/2019	(869)
326,153	USD	293,970	EUR	SCB	11/5/2019	(1,732)
256,096	USD	233,563	EUR	SCB	11/5/2019	(4,414)
577,319	USD	522,805	EUR	SCB	11/5/2019	(5,803)
120,746	USD	110,000	EUR	SCB	12/4/2019	(2,175)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
3,620,478	USD	3,287,268	EUR	SCB	12/4/2019	$(52,911)
244,545	USD	218,134	EUR	GSI	1/22/2020	(94)
235,748	USD	210,473	EUR	GSI	1/22/2020	(299)
338,249	USD	303,354	EUR	GSI	1/22/2020	(1,964)
421,051	USD	378,814	EUR	GSI	1/22/2020	(3,792)
1,528,654	USD	1,367,697	EUR	GSI	1/22/2020	(5,228)
3,868,818	USD	3,491,713	EUR	GSI	1/22/2020	(47,165)
11,560,935	USD	10,433,322	EUR	GSI	1/22/2020	(140,117)
28,090,808	USD	25,352,715	EUR	GSI	1/22/2020	(342,458)
393,074	USD	305,469	GBP	GSI	1/22/2020	(3,663)
258,459	USD	205,124	GBP	GSI	1/22/2020	(7,952)
288,063	USD	228,619	GBP	GSI	1/22/2020	(8,863)
1,440,741	USD	1,164,770	GBP	GSI	1/22/2020	(72,038)
2,146,039	USD	1,734,969	GBP	GSI	1/22/2020	(107,304)
4,815,289	USD	3,891,357	GBP	GSI	1/22/2020	(238,726)
669,132	USD	9,638,843,689	IDR	SCB	1/23/2020	(9,313)
1,105,142	ILS	316,456	USD	MS	12/10/2019	(2,331)
1,405,565	ILS	401,933	USD	SCB	12/10/2019	(2,416)
15,739,693,383	KRW	13,479,804	USD	GSI	12/3/2019	(22,905)
13,469,999	USD	15,739,693,383	KRW	GSI	11/5/2019	(48,641)
733,059	USD	858,201,229	KRW	GSI	12/5/2019	(706)
1,114,219	USD	1,349,054,629	KRW	MS	12/5/2019	(39,227)
216,596	MXN	11,300	USD	GSI	11/1/2019	(41)
3,620,979	MXN	188,362	USD	GSI	11/1/2019	(127)
52,914	USD	1,052,823	MXN	GSI	11/1/2019	(1,816)
471,595	USD	9,295,272	MXN	GSI	11/1/2019	(11,615)
97,648	USD	1,909,071	MXN	JPM	11/1/2019	(1,594)
1,135,746	USD	59,237,108	PHP	GSI	11/5/2019	(31,603)
25,910,052	RUB	404,508	USD	SCB	12/4/2019	(2,151)
28,648,110	RUB	448,220	USD	SCB	12/4/2019	(3,343)
46,922,903	RUB	733,614	USD	SCB	12/4/2019	(4,947)
47,778,240	RUB	748,112	USD	SCB	12/4/2019	(6,163)
285,593	USD	18,549,993	RUB	GSI	12/4/2019	(2,470)
514,807	USD	33,462,110	RUB	GSI	12/4/2019	(4,826)
406,195	USD	26,519,908	RUB	GSI	12/4/2019	(5,633)
739,637	USD	47,987,768	RUB	MS	12/4/2019	(5,566)
424,306	USD	27,840,855	RUB	MS	12/4/2019	(8,035)
427,872	USD	591,405	SGD	MS	11/4/2019	(6,841)
706,045	USD	975,656	SGD	SCB	11/4/2019	(11,111)
718,876	USD	21,865,323	THB	GSI	12/18/2019	(5,589)
737,066	USD	4,234,249	TRY	GSI	11/6/2019	(2,593)
190,168	USD	1,090,590	TRY	JPM	11/6/2019	(341)
270,442	USD	1,563,427	TRY	JPM	11/6/2019	(2,665)
101,747	USD	590,833	TRY	SCB	11/6/2019	(1,463)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
356,004	USD	2,071,528	TRY	SCB	12/9/2019	$(2,712)
989,093	USD	5,813,742	TRY	JPM	2/6/2020	(2,793)
717,254	USD	22,346,045	TWD	GSI	11/21/2019	(17,280)
11,620,141	ZAR	780,761	USD	MS	11/6/2019	(11,956)
2,852,939	ZAR	187,520	USD	JPM	2/6/2020	(1,071)
Total unrealized depreciation						$(2,091,200)
Total net unrealized appreciation						$694,066

For the year ended October 31, 2019, the Fund's investments in forward contracts had an average notional value of $499,743,032.

Bond forward contracts ("bond forwards")

At October 31, 2019, open bond forwards for the Fund were as follows:

Counterparty	Reference Entity	Notional Amount		Expiration Date	Unrealized Appreciation/ (Depreciation)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.88%, due 2/15/2047	USD	2,756,289	11/20/2019	$6,289
Total unrealized appreciation					$6,289
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.13%, due 4/15/2022	USD	6,743,532	11/20/2019	$(6,468)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.63%, due 4/15/2023	USD	5,740,518	11/20/2019	(9,482)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.63%, due 1/15/2024	USD	4,487,210	11/20/2019	(12,791)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.25%, due 1/15/2025	USD	5,819,441	11/20/2019	(5,559)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.38%, due 4/15/2027	USD	4,724,279	11/20/2019	(5,721)
GSI	U.S. Treasury Inflation-Indexed Bonds, 3.63%, due 4/15/2028	USD	4,687,656	11/20/2019	(12,344)
GSI	U.S. Treasury Inflation-Indexed Bonds, 2.13%, due 2/15/2040	USD	1,071,115	11/20/2019	(3,885)
GSI	U.S. Treasury Inflation-Indexed Bonds, 1.38%, due 2/15/2044	USD	2,298,656	11/20/2019	(1,344)
Total unrealized depreciation					$(57,594)
Total net unrealized depreciation					$(51,305)

For the year ended October 31, 2019, the Fund's investments in bond forward contracts had an average notional value of $37,277,420.

At October 31, 2019, the Fund had cash collateral of $50,000 deposited in a segregated account for JPMorgan Chase Bank N.A. and received cash collateral of $660,000 from Goldman Sachs International to cover collateral requirements on over-the-counter derivatives.

Credit default swap contracts ("credit default swaps")

At October 31, 2019, the Fund did not have any outstanding credit default swap contracts.

For the year ended October 31, 2019, the average notional value of credit default swaps for the Fund was $24,888,049 for buy protection and $14,196,360 for sell protection.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2019:

Asset Valuation Inputs

	Level 1	Level 2	Level 3(b)	Total
Investments:
Loan Assignments
Aerospace & Defense	$—	$1,321,444	$920,700	$2,242,144
Business Equipment & Services	—	18,964,942	1,525,000	20,489,942
Cable & Satellite Television	—	13,728,887	344,138	14,073,025
Conglomerates	—	—	1,175,120	1,175,120
Leisure Goods—Activities—Movies	—	9,138,479	1,259,615	10,398,094
Radio & Television	—	2,600,881	1,828,503	4,429,384
Steel	—	1,030,255	2,584,867	3,615,122
Utilities	—	6,419,071	1,732,193	8,151,264
Other Loan Assignments(a)	—	133,529,790	—	133,529,790
Total Loan Assignments	—	186,733,749	11,370,136	198,103,885
U.S. Treasury Obligations	—	799,811,547	—	799,811,547
U.S. Government Agency Securities	—	3,017,368	—	3,017,368
Mortgage-Backed Securities(a)	—	739,828,048	—	739,828,048
Corporate Bonds(a)	—	1,315,858,800	—	1,315,858,800
Municipal Notes(a)	—	49,545,937	—	49,545,937
Asset-Backed Securities	—	202,731,109	—	202,731,109
Foreign Government Securities	—	67,437,470	—	67,437,470
Developed Markets Ex- U.S.(a)	—	1,612,623	—	1,612,623
Short-Term Investments	—	13,057,103	—	13,057,103
Total Investments	$—	$3,379,633,754	$11,370,136	$3,391,003,890

(a)  The Schedule of Investments provides information on the industry, state/territory or sector categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2018	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2019	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2019
Investments in Securities:
Loan Assignments(c)
Aerospace & Defense	$—	$—	$—	$—	$921	$—	$—	$—	$921	$—
Building & Development	434	—	(11)	—	—	(423)	—	—	—	—
Business Equipment & Services	621	—	—	4	1,521	—	—	(621)	1,525	4
Cable & Satellite Television	—	—	—	(1)	345	—	—	—	344	(1)
Chemicals & Plastics	70	—	—	—	—	(70)	—	—	—	—
Conglomerates	—	—	(16)	(13)	1,282	(1,378)	1,300	—	1,175	(13)
Electronics— Electrical	175	—	(1)	(1)	—	(173)	—	—	—	—
Food Products	209	—	—	—	—	(209)	—	—	—	—
Food Service	459	—	—	—	—	—	—	(459)	—	—
Health Care	103	—	(6)	1	—	(98)	—	—	—	—
Leisure Goods— Activities— Movies	—	1	(16)	(66)	1,330	(969)	980	—	1,260	(66)
Oil & Gas	511	—	(24)	1	—	(488)	—	—	—	—
Radio & Television	—	4	(95)	49	1,349	(1,332)	1,854	—	1,829	49
Steel	1,195	—	(15)	(93)	2,095	(597)	—	—	2,585	(93)
Utilities	—	1	—	(24)	1,023	(43)	775	—	1,732	(24)
Total	$3,777	$6	$(184)	$(143)	$9,866	$(5,780)	$4,909	$(1,080)	$11,371	$(144)

(c)  Securities categorized as Level 3 are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2019:

Other Financial Instruments

	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$6,875,618	$—	$—	$6,875,618
Liabilities	(1,388,825)	—	—	(1,388,825)
Forward Contracts(a)
Assets	—	2,785,266	—	2,785,266
Liabilities	—	(2,091,200)	—	(2,091,200)
Bond Forwards(a)
Assets	—	6,289	—	6,289
Liabilities	—	(57,594)	—	(57,594)
Total	$5,486,793	$642,761	$—	$6,129,554

(a)  Futures, forward contracts and bond forwards are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ October 31, 2019

	PRINCIPAL AMOUNT(a)		VALUE
	U.S. Treasury Obligations 13.6%
	$1,245,000	U.S. Treasury Bill, 2.34%, due 1/2/2020	$1,241,676	(b)(c)
		U.S. Treasury Inflation-Indexed Bonds(q)
	3,328,367	0.13%, due 4/15/2022	3,301,607
	1,210,740	2.13%, due 2/15/2040	1,592,450
	897,177	1.38%, due 2/15/2044	1,065,916
		Total U.S. Treasury Obligations (Cost $7,253,030)	7,201,649
	Mortgage-Backed Securities 9.2%
	Collateralized Mortgage Obligations 6.5%
		Fannie Mae Connecticut Avenue Securities
	575,000	Ser. 2017-C02, Class 2M2, (1M USD LIBOR + 3.65%), 5.47%, due 9/25/2029	602,825	(d)
	635,000	Ser. 2017-C03, Class 1M2, (1M USD LIBOR + 3.00%), 4.82%, due 10/25/2029	660,822	(d)
	631,000	Ser. 2017-C04, Class 2M2, (1M USD LIBOR + 2.85%), 4.67%, due 11/25/2029	648,938	(d)
		Freddie Mac Structured Agency Credit Risk Debt Notes
	850,000	Ser. 2017-DNA2, Class M2, (1M USD LIBOR + 3.45%), 5.27%, due 10/25/2029	902,529	(d)
	600,000	Ser. 2017-HQA2, Class M2, (1M USD LIBOR + 2.65%), 4.47%, due 12/25/2029	615,860	(d)
			3,430,974
	Commercial Mortgage-Backed 0.6%
	936,264	Citigroup Commercial Mortgage Trust, Ser. 2015-GC27, Class XA, 1.36%, due 2/10/2048	52,027	(e)(f)
		Commercial Mortgage Trust
	651,002	Ser. 2014-CR16, Class XA, 0.98%, due 4/10/2047	24,167	(e)(f)
	738,041	Ser. 2014-LC15, Class XA, 1.10%, due 4/10/2047	29,945	(e)(f)
	682,647	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2014-C16, Class XA, 1.01%, due 6/15/2047	24,091	(e)(f)
		WF-RBS Commercial Mortgage Trust
	876,569	Ser. 2014-LC14, Class XA, 1.22%, due 3/15/2047	35,375	(e)(f)
	3,487,321	Ser. 2014-C21, Class XA, 1.04%, due 8/15/2047	139,838	(e)(f)
			305,443
	Uniform Mortgage-Backed Securities 2.1%
		Pass-Through Certificates
	660,000	3.00%, TBA, 30 Year Maturity	670,673	(g)
	450,000	3.50%, TBA, 30 Year Maturity	462,059	(g)
			1,132,732
		Total Mortgage-Backed Securities (Cost $4,990,794)	4,869,149
	Corporate Bonds 47.2%
	Airlines 0.3%
	147,784	American Airlines, Inc., 4.38%, due 10/1/2022	152,088
	Apparel 0.2%
EUR	100,000	Levi Strauss & Co., 3.38%, due 3/15/2027	119,192

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Auto Manufacturers 2.1%
EUR	107,000	Jaguar Land Rover Automotive PLC, 4.50%, due 1/15/2026	$112,482	(h)
EUR	455,000	Volkswagen Bank GmbH, 1.25%, due 12/15/2025	522,971	(h)(i)
EUR	400,000	Volkswagen Int'l Finance NV, 2.50%, due 3/20/2022	456,729	(h)(j)(k)
			1,092,182
Auto Parts & Equipment 1.0%
EUR	237,000	Grupo Antolin-Irausa SA, 3.38%, due 4/30/2026	224,364	(h)
EUR	100,000	IHO Verwaltungs GmbH, 3.75% Cash/4.50% PIK, due 9/15/2026	112,945	(h)(l)
EUR	150,000	LKQ Italia Bondco SpA, 3.88%, due 4/1/2024	187,194	(h)
			524,503
Banks 1.2%
	$425,000	HSBC Holdings PLC, 6.00%, due 5/22/2027	441,150	(i)(j)(k)
EUR	150,000	Lloyds Banking Group PLC, 1.00%, due 11/9/2023	171,881	(h)
			613,031
Beverages 0.9%
	$270,000	Anheuser-Busch InBev Worldwide, Inc., 4.75%, due 1/23/2029	313,716
EUR	150,000	Sunshine Mid BV, 6.50%, due 5/15/2026	171,606	(h)
			485,322
Building Materials 0.3%
EUR	152,000	Cemex SAB de CV, 3.13%, due 3/19/2026	173,953	(h)
Chemicals 2.3%
EUR	100,000	Arkema SA, 2.75%, due 6/17/2024	116,967	(h)(j)(k)
EUR	100,000	Axalta Coating Systems Dutch Holding B BV, 3.75%, due 1/15/2025	114,513	(h)
EUR	100,000	Axalta Coating Systems LLC, 4.25%, due 8/15/2024	114,597	(h)
EUR	203,000	CeramTec BondCo GmbH, 5.25%, due 12/15/2025	233,429	(h)
EUR	250,000	Ineos Group Holdings SA, 5.38%, due 8/1/2024	284,922	(h)
EUR	109,000	Kronos Int'l, Inc., 3.75%, due 9/15/2025	119,744	(h)
EUR	100,000	SGL Carbon SE, 4.63%, due 9/30/2024	100,957	(h)
EUR	100,000	Solvay Finance SA, 5.87%, due 6/3/2024	131,605	(h)(j)(k)
			1,216,734
Commercial Services 2.3%
EUR	100,000	Avis Budget Finance PLC, 4.50%, due 5/15/2025	115,027	(h)
EUR	190,000	Europcar Mobility Group, 4.13%, due 11/15/2024	200,071	(h)
EUR	125,000	House of Finance NV, 4.38%, due 7/15/2026	136,478	(h)
EUR	332,000	Intertrust Group BV, 3.38%, due 11/15/2025	386,566	(h)
EUR	121,000	La Financiere Atalian SAS, 4.00%, due 5/15/2024	89,838	(h)
EUR	100,000	Loxam SAS, 6.00%, due 4/15/2025	111,731	(h)
EUR	136,000	Techem Verwaltungsgesellschaft 674 mbH, 6.00%, due 7/30/2026	164,548	(h)
			1,204,259

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Computers 0.9%
EUR	100,000	Banff Merger Sub, Inc., 8.38%, due 9/1/2026	$104,544	(h)
	$320,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.02%, due 6/15/2026	365,193	(i)(m)
			469,737
Diversified Financial Services 0.4%
EUR	206,000	Lincoln Financing S.a.r.l., (3M EURIBOR + 3.88%, Floor 3.88%), 3.88%, due 4/1/2024	229,085	(d)(h)
Electric 3.5%
		EnBW Energie Baden-Wuerttemberg AG
EUR	100,000	3.63%, due 4/2/2076	116,302	(h)(k)
EUR	100,000	3.38%, due 4/5/2077	118,085	(h)(k)
	$200,000	Eskom Holdings SOC Ltd., 7.13%, due 2/11/2025	205,571	(h)
GBP	417,000	NGG Finance PLC, 5.63%, due 6/18/2073	604,536	(h)(i)(k)
GBP	155,000	NWEN Finance PLC, 5.88%, due 6/21/2021	208,308	(h)
EUR	50,000	Orano SA, 3.50%, due 3/22/2021	58,024	(h)
	$525,000	SSE PLC, 4.75%, due 9/16/2077	531,510	(h)(i)(k)
			1,842,336
Electrical Components & Equipment 0.6%
EUR	196,000	Belden, Inc., 3.38%, due 7/15/2027	222,284	(h)
EUR	100,000	Energizer Gamma Acquisition BV, 4.63%, due 7/15/2026	117,595	(h)
			339,879
Engineering & Construction 1.4%
GBP	100,000	BAA SH PLC, 3.88%, due 3/1/2027	129,918	(h)
EUR	200,000	Cellnex Telecom SA, 2.88%, due 4/18/2025	243,625	(h)
	$200,000	China Minmetals Corp., 3.75%, due 11/13/2022	201,473	(h)(j)(k)
EUR	134,000	Swissport Financing S.a.r.l., 9.00%, due 2/15/2025	153,257	(h)
			728,273
Entertainment 1.5%
GBP	100,000	AMC Entertainment Holdings, Inc., 6.38%, due 11/15/2024	123,852
EUR	200,000	Cirsa Finance Int'l S.a.r.l., 4.75%, due 5/22/2025	231,371	(h)
EUR	171,000	Int'l Game Technology PLC, 3.50%, due 6/15/2026	202,356	(h)
EUR	100,000	Scientific Games Int'l, Inc., 3.38%, due 2/15/2026	112,608	(h)
EUR	130,000	WMG Acquisition Corp., 3.63%, due 10/15/2026	152,947	(h)
			823,134
Environmental Control 0.6%
GBP	100,000	Kelda Finance No. 3 PLC, 5.75%, due 2/17/2020	130,246	(h)
EUR	185,000	Paprec Holding SA, 4.00%, due 3/31/2025	185,699	(h)
			315,945
Food 1.1%
EUR	300,000	Casino Guichard Perrachon SA, 4.50%, due 3/7/2024	288,574	(h)
GBP	100,000	Co-operative Group Holdings 2011 Ltd., 7.50%, due 7/8/2026	147,558	(h)(n)
GBP	100,000	Premier Foods Finance PLC, 6.25%, due 10/15/2023	133,903	(h)
			570,035

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Forest Products & Paper 0.4%
EUR	155,000	Smurfit Kappa Acquisitions, 2.75%, due 2/1/2025	$188,424	(h)
Gas 0.9%
		Centrica PLC
GBP	200,000	6.40%, due 9/4/2026	335,203	(h)
EUR	132,000	3.00%, due 4/10/2076	150,167	(h)(k)
			485,370
Hand - Machine Tools 0.2%
EUR	100,000	Colfax Corp., 3.25%, due 5/15/2025	114,314	(h)
Healthcare - Products 0.3%
EUR	136,000	Avantor, Inc., 4.75%, due 10/1/2024	161,216	(h)
Healthcare - Services 0.4%
EUR	165,000	Catalent Pharma Solutions, Inc., 4.75%, due 12/15/2024	189,086	(h)
Home Builders 0.4%
GBP	145,000	Miller Homes Group Holdings PLC, 5.50%, due 10/15/2024	194,138	(h)
Household Products - Wares 0.4%
EUR	200,000	Spectrum Brands, Inc., 4.00%, due 10/1/2026	234,906	(h)
Insurance 0.3%
GBP	125,000	Phoenix Group Holdings, 5.75%, due 7/7/2021	172,103	(h)
Internet 0.4%
EUR	200,000	Netflix, Inc., 3.63%, due 5/15/2027	234,737
Lodging 0.4%
GBP	170,000	TVL Finance PLC, (3M GBP LIBOR + 5.38%), 6.16%, due 7/15/2025	212,502	(d)(h)
Machinery-Diversified 0.4%
EUR	225,000	Platin 1426 GmbH, 5.38%, due 6/15/2023	235,745	(h)
Media 3.3%
		Altice Finco SA
EUR	100,000	9.00%, due 6/15/2023	115,556	(h)
EUR	115,000	4.75%, due 1/15/2028	124,495	(h)
		Altice Luxembourg SA
EUR	175,000	6.25%, due 2/15/2025	202,740	(h)
EUR	100,000	8.00%, due 5/15/2027	121,703	(h)
	$355,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.20%, due 3/15/2028	376,913	(i)
EUR	100,000	Summer BidCo BV, 9.00% Cash/9.75% PIK, due 11/15/2025	116,071	(h)(l)
EUR	180,000	UPCB Finance IV Ltd., 4.00%, due 1/15/2027	210,792	(h)
GBP	180,000	Virgin Media Secured Finance PLC, 6.25%, due 3/28/2029	248,027	(h)
EUR	191,000	Ziggo BV, 4.25%, due 1/15/2027	229,471	(h)
			1,745,768

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Mining 0.3%
EUR	130,000	Anglo American Capital PLC, 3.25%, due 4/3/2023	$159,292	(h)
Miscellaneous Manufacturers 0.5%
	$275,000	General Electric Co., Ser. D, 5.00%, due 1/21/2021	265,226	(i)(j)(k)
Multi-National 0.4%
	200,000	Banque Ouest Africaine de Developpement, 5.00%, due 7/27/2027	211,960	(h)
Oil & Gas 2.6%
	460,000	Apache Corp., 4.38%, due 10/15/2028	456,568	(i)
	200,000	KazMunayGas National Co. JSC, 6.38%, due 10/24/2048	251,560	(h)
		Petrobras Global Finance BV
	150,000	5.38%, due 10/1/2029	213,481
	101,000	6.90%, due 3/19/2049	117,392
		Petroleos de Venezuela SA
GBP	21,649	6.00%, due 5/16/2024	1,299	(h)(o)(p)
	$251,399	6.00%, due 11/15/2026	15,084	(h)(o)(p)
	362,400	5.38%, due 4/12/2027	21,744	(h)(o)(p)
		Petroleos Mexicanos
	16,000	6.50%, due 1/23/2029	16,688
	12,000	6.84%, due 1/23/2030	12,815	(m)
	133,000	7.69%, due 1/23/2050	145,023	(m)
EUR	100,000	Repsol Int'l Finance BV, 4.50%, due 3/25/2075	127,996	(h)(k)
			1,379,650
Packaging & Containers 2.0%
EUR	250,000	ARD Finance SA, 6.63% Cash/7.38% PIK, due 9/15/2023	288,584	(l)
GBP	150,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.75%, due 7/15/2027	200,086	(h)
EUR	253,000	BWAY Holding Co., 4.75%, due 4/15/2024	290,902	(h)
EUR	220,000	Crown European Holdings SA, 3.38%, due 5/15/2025	269,926	(h)
			1,049,498
Pharmaceuticals 2.0%
	$365,000	CVS Health Corp., 4.30%, due 3/25/2028	396,215	(i)
EUR	200,000	Nidda BondCo GmbH, 5.00%, due 9/30/2025	227,579	(h)
EUR	103,000	Rossini S.a.r.l., 6.75%, due 10/30/2025	126,971	(h)
EUR	200,000	Teva Pharmaceutical Finance Netherlands II BV, 1.88%, due 3/31/2027	168,197	(h)
EUR	110,000	Valeant Pharmaceuticals Int'l, Inc., 4.50%, due 5/15/2023	124,104	(h)
			1,043,066
Pipelines 2.5%
	$200,000	Abu Dhabi Crude Oil Pipeline LLC, 4.60%, due 11/2/2047	230,874	(m)
	440,000	Energy Transfer Operating L.P., Ser. B, 6.63%, due 2/15/2028	419,650	(i)(j)(k)
	365,000	MPLX LP, 4.00%, due 3/15/2028	379,296	(i)
	280,000	Southern Gas Corridor CJSC, 6.88%, due 3/24/2026	326,200	(h)
			1,356,020

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Private Equity 0.4%
EUR	200,000	Vivion Investments S.a.r.l., 3.00%, due 8/8/2024	$222,050	(h)
Real Estate 0.2%
EUR	100,000	Summit Properties Ltd., 2.00%, due 1/31/2025	106,630	(h)
Real Estate Investment Trusts 0.9%
GBP	198,000	Iron Mountain UK PLC, 3.88%, due 11/15/2025	256,108	(h)
EUR	200,000	MPT Operating Partnership L.P./MPT Finance Corp., 3.33%, due 3/24/2025	247,420
			503,528
Retail 2.0%
EUR	103,000	eG Global Finance PLC, 3.63%, due 2/7/2024	112,326	(h)
GBP	550,000	Next Group PLC, 4.38%, due 10/2/2026	798,336	(h)(i)
EUR	130,000	Tasty Bondco 1 SA, 6.25%, due 5/15/2026	150,168	(h)
			1,060,830
Software 1.0%
EUR	190,000	InterXion Holding NV, 4.75%, due 6/15/2025	230,438	(h)
EUR	169,000	IQVIA, Inc., 3.25%, due 3/15/2025	192,726	(h)
EUR	109,000	Playtech PLC, 4.25%, due 3/7/2026	129,102	(h)
			552,266
Telecommunications 3.6%
EUR	145,000	Altice France SA, 5.88%, due 2/1/2027	178,272	(h)
	$420,000	AT&T, Inc., 4.35%, due 3/1/2029	465,173	(i)
EUR	123,000	DKT Finance ApS, 7.00%, due 6/17/2023	145,068	(h)
EUR	35,000	Olivetti Finance SA, Ser. 14, 7.75%, due 1/24/2033	57,917
EUR	100,000	SoftBank Group Corp., 5.00%, due 4/15/2028	122,409	(h)
		Telecom Italia SpA
EUR	50,000	5.25%, due 2/10/2022	62,198	(h)
EUR	350,000	3.63%, due 1/19/2024	428,667	(h)
EUR	200,000	3.00%, due 9/30/2025	239,476	(h)
GBP	170,000	Vodafone Group PLC, 4.88%, due 10/3/2078	234,250	(h)(k)
			1,933,430
Water 0.4%
GBP	150,000	Anglian Water Osprey Financing PLC, 5.00%, due 4/30/2023	196,615	(h)
		Total Corporate Bonds (Cost $24,948,416)	25,108,058
Asset-Backed Securities 7.8%
	$280,000	AM Capital Funding LLC, Ser. 2018-1, Class A, 4.98%, due 12/15/2023	293,985	(m)
	250,000	Ares XLV CLO Ltd., Ser. 2017-45A, Class E, (3M USD LIBOR + 6.10%), 8.10%, due 10/15/2030	225,278	(d)(m)
	300,000	Assurant CLO I Ltd., Ser. 2017-1A, Class E, (3M USD LIBOR + 6.46%), 8.43%, due 10/20/2029	287,655	(d)(m)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
		Bear Stearns Asset-Backed Securities Trust
	$229,321	Ser. 2004-SD3, Class M2, (1M USD LIBOR + 1.88%), 3.70%, due 9/25/2034	$232,333	(d)
	482,704	Ser. 2005-SD2, Class 1M2, (1M USD LIBOR + 1.00%), 2.82%, due 3/25/2035	487,876	(d)
	250,000	Benefit Street Partners CLO XII Ltd., Ser. 2017-12A, Class D, (3M USD LIBOR + 6.41%), 8.41%, due 10/15/2030	221,992	(d)(m)
	251,579	Carrington Mortgage Loan Trust, Ser. 2006-RFC1, Class A4, (1M USD LIBOR + 0.24%), 2.06%, due 3/25/2036	250,769	(d)
	500,000	Dewolf Park CLO Ltd., Ser. 2017-1A, Class E, (3M USD LIBOR + 6.20%), 8.20%, due 10/15/2030	440,072	(d)(m)
	250,000	Dryden 54 Senior Loan Fund, Ser. 2017-54A, Class E, (3M USD LIBOR + 6.20%), 8.17%, due 10/19/2029	220,116	(d)(m)
	300,000	Flatiron CLO Ltd., Ser. 2017-1A, Class E, (3M USD LIBOR + 6.00%), 8.16%, due 5/15/2030	266,673	(d)(m)
	250,000	Milos CLO Ltd., Ser. 2017-1A, Class E, (3M USD LIBOR + 6.30%), 8.27%, due 10/20/2030	226,113	(d)(m)
	330,000	Newcastle Mortgage Securities Trust, Ser. 2006-1, Class M2, (1M USD LIBOR + 0.37%), 2.19%, due 3/25/2036	330,469	(d)
	90,113	Securitized Asset Backed Receivables LLC Trust, Ser. 2004-DO1, Class M1, (1M USD LIBOR + 0.98%), 2.80%, due 7/25/2034	90,674	(d)
	15,289	Structured Asset Securities Corp., Ser. 2006-AM1, Class A4, (1M USD LIBOR + 0.16%), 1.98%, due 4/25/2036	15,280	(d)
	580,000	Trafigura Securitisation Finance PLC, Ser. 2017-1A, Class B, (1M USD LIBOR + 1.70%), 3.62%, due 12/15/2020	580,574	(d)(m)
		Total Asset-Backed Securities (Cost $4,144,798)	4,169,859
Foreign Government Securities 10.0%
	200,000	Angolan Government International Bond, 8.25%, due 5/9/2028	209,092	(h)
		Argentine Republic Government International Bond
EUR	137,610	7.82%, due 12/31/2033	73,300
EUR	450,000	3.38%, due 12/31/2038	196,377	(n)
	$80,000	Belize Government International Bond, 4.94%, due 2/20/2034	48,800	(h)(n)
	243,000	Brazil Minas SPE via State of Minas Gerais, 5.33%, due 2/15/2028	258,190	(h)
	200,000	Costa Rica Government International Bond, 7.16%, due 3/12/2045	199,002	(h)
EUR	15,000	Cyprus Government International Bond, 2.75%, due 2/26/2034	20,863	(h)
EUR	35,835	Deutsche Bundesrepublik Inflation Linked Bond, 0.10%, due 4/15/2026	43,836	(h)(q)
	$200,000	Development Bank of Mongolia LLC, 7.25%, due 10/23/2023	209,692	(m)
	100,000	Dominican Republic International Bond, 6.85%, due 1/27/2045	112,751	(h)
	200,000	Ecuador Government International Bond, 8.88%, due 10/23/2027	186,300	(h)
	200,000	Egypt Government International Bond, 7.90%, due 2/21/2048	200,520	(h)
	70,000	El Salvador Government International Bond, 7.75%, due 1/24/2023	76,476	(h)
		French Republic Government Bond OAT
EUR	37,184	0.25%, due 7/25/2024	44,694	(h)
EUR	26,171	0.10%, due 3/1/2029	32,576	(h)
	$200,000	Ghana Government International Bond, 10.75%, due 10/14/2030	252,587	(h)
	200,000	Indonesia Government International Bond, 5.13%, due 1/15/2045	237,535	(h)
		Ireland Government Bond
EUR	10,000	2.40%, due 5/15/2030	13,893	(h)
EUR	26,000	1.35%, due 3/18/2031	32,940	(h)
		Italy Buoni Poliennali Del Tesoro
EUR	39,290	0.25%, due 11/20/2023	43,880	(h)
EUR	30,094	0.40%, due 4/11/2024	33,639	(h)
EUR	35,017	0.65%, due 10/28/2027	39,067	(h)
EUR	33,000	3.00%, due 8/1/2029	43,895	(h)
EUR	30,365	0.40%, due 5/15/2030	34,011	(h)
		Ivory Coast Government International Bond
	$264,000	5.75%, due 12/31/2032	260,498	(h)(n)
	96,800	5.75%, due 12/31/2032	95,629	(h)(n)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
EUR	34,000	Kingdom of Belgium Government Bond, 5.00%, due 3/28/2035	$65,379	(h)
	$140,000	Mexico Government International Bond, 5.75%, due 10/12/2110	162,576
	270,000	Nigeria Government International Bond, 7.88%, due 2/16/2032	278,423	(h)
	200,000	Qatar Government International Bond, 4.00%, due 3/14/2029	222,175	(h)
	200,000	Republic of South Africa Government International Bond, 4.85%, due 9/27/2027	203,259
		Russian Foreign Bond - Eurobond
	200,000	4.75%, due 5/27/2026	220,241	(h)
	200,000	4.25%, due 6/23/2027	214,675	(h)
		Sri Lanka Government International Bond
	200,000	5.88%, due 7/25/2022	201,795	(h)
	200,000	6.75%, due 4/18/2028	195,462	(h)
	200,000	Turkey Government International Bond, 6.13%, due 10/24/2028	197,117
		Ukraine Government International Bond
	100,000	7.75%, due 9/1/2025	107,250	(h)
EUR	100,000	6.75%, due 6/20/2026	123,232	(h)
	$100,000	7.75%, due 9/1/2027	107,490	(h)
	93,700	Venezuela Government International Bond, 8.25%, due 10/13/2024	9,721	(h)(o)(p)
		Total Foreign Government Securities (Cost $5,402,582)	5,308,838
NUMBER OF SHARES
Exchange-Traded Funds 6.7%
	105,147	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (Cost $4,044,711)	3,568,689
Short-Term Investments 0.6%
Investment Companies 0.6%
	328,683	State Street Institutional U.S. Government Money Market Fund Premier Class, 1.75%(r) (Cost $328,683)	328,683	(i)
		Total Investments 95.1% (Cost $51,113,014)	50,554,925
		Other Assets Less Liabilities 4.9%	2,615,094	(s)
		Net Assets 100.0%	$53,170,019

(a)  Principal amount is stated in the currency in which the security is denominated.

(b)  Rate shown was the discount rate at the date of purchase.

(c)  All or a portion of the security is pledged as collateral for futures.

(d)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2019 and changes periodically.

(e)  Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of October 31, 2019.

(f)  Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (cont'd)

(g)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at October 31, 2019, amounted to $1,132,732, which represents 2.1% of net assets of the Fund.

(h)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at October 31, 2019 amounted to $23,535,412, which represents 44.3% of net assets of the Fund.

(i)  All or a portion of this security is segregated in connection with obligations for to be announced securities, futures, forward foreign currency contracts and/or swaps with a total value of $6,351,421.

(j)  Perpetual Bond Security. The rate reflected was the rate in effect on October 31, 2019. The maturity date reflects the next call date.

(k)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(l)  Payment-in-kind (PIK) security.

(m)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2019, these securities amounted to $3,726,055, which represents 7.0% of net assets of the Fund. Securities denoted with (m) but without (o), if any, have been deemed by the investment manager to be liquid.

(n)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of October 31, 2019.

(o)  Illiquid security.

(p)  Defaulted security.

(q)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(r)  Represents 7-day effective yield as of October 31, 2019.

(s)  Includes the impact of the Fund's open positions in derivatives at October 31, 2019.

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (cont'd)

Derivative Instruments

Futures contracts ("futures")

At October 31, 2019, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2019	65	Euro-Bund	$12,451,652	$(328,163)
12/2019	25	U.S. Treasury Ultra Long Bond	4,743,750	(80,471)
12/2019	179	U.S. Treasury Note, 2 Year	38,592,680	(66,153)
12/2019	147	U.S. Treasury Note, 5 Year	17,522,859	(65,569)
Total Long Positions			$73,310,941	$(540,356)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2019	34	Euro-Bobl	$(5,104,816)	$76,598
12/2019	83	Euro-Bund	(15,899,801)	431,187
12/2019	4	Euro-Buxl Bond, 30 Year	(936,673)	52,642
12/2019	11	Euro-OAT	(2,065,736)	45,883
12/2019	8	U.S. Treasury Long Bond	(1,291,000)	27,075
12/2019	177	U.S. Treasury Note, 10 Year	(23,062,547)	149,172
12/2019	126	U.S. Treasury Note, Ultra 10 Year	(17,905,781)	265,885
12/2019	40	U.S. Treasury Ultra Long Bond	(7,590,000)	126,736
12/2019	14	United Kingdom Long Gilt Bond	(2,409,041)	13,236
Total Short Positions			$(76,265,395)	$1,188,414

Options on exchange-traded futures contracts

Long Positions:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
11/2019	1	Put Options Exercise Price EUR 169.5 on German Euro-Bund Futures	$191,564	$(323)
Total Long Positions			$191,564	$(323)
Total Futures				$647,735

The Fund had securities pledged in the amount of $892,611 to cover collateral requirements on open futures.

For the year ended October 31, 2019, the average notional value of futures for the Fund was $120,226,356 for long positions and $(129,798,790) for short positions.

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (cont'd)

Forward foreign currency contracts ("forward contracts")

At October 31, 2019, open forward contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
310,161	AUD	209,684	USD	CITI	1/22/2020	$4,552
405,164	AUD	276,018	USD	CITI	1/22/2020	3,840
13,991,165	AUD	9,464,114	USD	GSI	1/22/2020	199,964
2,815,196	AUD	1,904,297	USD	GSI	1/22/2020	40,235
47,114	AUD	31,870	USD	GSI	1/22/2020	673
208,304	AUD	143,198	USD	RBC	1/22/2020	683
2,119,932	AUD	1,434,070	USD	SG	1/22/2020	30,224
797,251	AUD	539,316	USD	SG	1/22/2020	11,367
324,260	AUD	219,535	USD	SSB	1/22/2020	4,440
4,385,067	BRL	1,065,475	USD	GSI	1/22/2020	23,148
3,558,368	BRL	861,987	USD	GSI	1/22/2020	21,402
463,255	BRL	112,220	USD	GSI	1/22/2020	2,786
10,876,163	CAD	8,181,441	USD	CITI	1/22/2020	79,871
10,494,566	CAD	7,894,391	USD	CITI	1/22/2020	77,069
783,024	CAD	589,132	USD	CITI	1/22/2020	5,637
759,103	CAD	574,771	USD	CITI	1/22/2020	1,828
363,347	CAD	275,952	USD	CITI	1/22/2020	39
1,692,350	CAD	1,272,772	USD	RBC	1/22/2020	12,703
12,502	CAD	9,402	USD	RBC	1/22/2020	94
17,255,286	CAD	12,980,048	USD	SG	1/22/2020	126,718
295,763	USD	386,162	CAD	GSI	1/22/2020	2,443
344,569	USD	451,246	CAD	RBC	1/22/2020	1,811
3,050,588	CHF	3,100,160	USD	CITI	1/22/2020	11,906
277,197	CHF	282,444	USD	CITI	1/22/2020	339
1,354,088	CHF	1,377,365	USD	GSI	1/22/2020	4,011
44,214	CHF	44,843	USD	GSI	1/22/2020	262
64,726	CHF	65,979	USD	RBC	1/22/2020	51
8,617,804	CHF	8,754,017	USD	SSB	1/22/2020	37,459
12,028	USD	8,663,409	CLP	CITI	1/22/2020	322
13,493,854	CZK	575,431	USD	CITI	1/22/2020	15,129
2,034,403	CZK	86,787	USD	GSI	1/22/2020	2,249
13,209,190	CZK	563,917	USD	SSB	1/22/2020	14,184
10,750,906	DKK	1,594,567	USD	SSB	1/22/2020	20,387
5,637,545	EUR	6,218,945	USD	CITI	1/22/2020	103,605
3,944,806	EUR	4,358,616	USD	CITI	1/22/2020	65,514
372,899	EUR	416,675	USD	CITI	1/22/2020	1,534
9,142	EUR	10,172	USD	CITI	1/22/2020	81
13,003,670	EUR	14,393,190	USD	GSI	1/22/2020	190,527
4,895,605	EUR	5,418,730	USD	GSI	1/22/2020	71,729
3,005,315	EUR	3,326,451	USD	GSI	1/22/2020	44,033
264,576	EUR	293,072	USD	GSI	1/22/2020	3,652
104,436	EUR	116,388	USD	GSI	1/22/2020	738
14,045	EUR	15,492	USD	GSI	1/22/2020	260
See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
9,803,941	EUR	10,851,335	USD	JPM	1/22/2020	$143,861
282,348	EUR	312,512	USD	JPM	1/22/2020	4,143
33,188	EUR	36,612	USD	JPM	1/22/2020	608
417,154	EUR	460,135	USD	RBC	1/22/2020	7,707
1,654,124	EUR	1,828,138	USD	SCB	1/22/2020	26,975
148,278	EUR	163,877	USD	SCB	1/22/2020	2,418
2,296,957	EUR	2,533,843	USD	SSB	1/22/2020	42,213
37,809	EUR	41,848	USD	SSB	1/22/2020	555
180,959	EUR	202,466	USD	SSB	1/22/2020	481
22,663	EUR	25,000	USD	SSB	1/22/2020	416
46,222	EUR	51,613	USD	SSB	1/22/2020	225
6,055,715	GBP	7,417,997	USD	CITI	1/22/2020	447,043
728,164	GBP	892,481	USD	GSI	1/22/2020	53,243
116,516	GBP	147,900	USD	GSI	1/22/2020	3,428
201,251	GBP	258,789	USD	GSI	1/22/2020	2,592
9,157	GBP	11,548	USD	GSI	1/22/2020	345
553	GBP	678	USD	GSI	1/22/2020	41
4,859,743	GBP	5,962,803	USD	JPM	1/22/2020	348,933
98,890	GBP	121,336	USD	JPM	1/22/2020	7,100
37,164	GBP	45,523	USD	JPM	1/22/2020	2,744
2,472,324	GBP	3,029,465	USD	RBC	1/22/2020	181,540
505,681	GBP	619,637	USD	RBC	1/22/2020	37,131
71,266	GBP	87,316	USD	SG	1/22/2020	5,243
97,594	GBP	125,866	USD	SCB	1/22/2020	887
8,080	GBP	9,897	USD	SCB	1/22/2020	597
2,527,065	GBP	3,112,275	USD	SSB	1/22/2020	169,826
751,536	GBP	920,867	USD	SSB	1/22/2020	55,212
47,852	GBP	58,659	USD	SSB	1/22/2020	3,490
33,613	GBP	41,187	USD	SSB	1/22/2020	2,469
204,513,636	HUF	675,989	USD	GSI	1/22/2020	21,271
28,408,400	JPY	263,921	USD	CITI	1/22/2020	555
35,108,432	JPY	325,161	USD	GSI	1/22/2020	1,692
5,296,979	JPY	48,910	USD	GSI	1/22/2020	403
5,613,509	JPY	52,146	USD	GSI	1/22/2020	114
26,668,692	JPY	247,158	USD	RBC	1/22/2020	1,122
37,269,397	JPY	344,235	USD	SSB	1/22/2020	2,735
28,833,304	JPY	266,790	USD	SSB	1/22/2020	1,642
147,333	USD	15,652,626	JPY	CITI	1/22/2020	1,610
1,614,195	USD	171,386,381	JPY	GSI	1/22/2020	18,624
2,401,009	USD	254,813,079	JPY	JPM	1/22/2020	28,753
2,696,886	USD	286,363,438	JPY	RBC	1/22/2020	30,903
2,596,085	USD	275,597,827	JPY	SG	1/22/2020	30,328
3,480,765	USD	370,425,818	JPY	SSB	1/22/2020	32,179
431,791	USD	45,869,166	JPY	SSB	1/22/2020	4,759
231,372	USD	24,622,816	JPY	SSB	1/22/2020	2,139
63,011,198	KRW	52,928	USD	GSI	1/22/2020	1,011

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
3,255,886	MXN	163,666	USD	GSI	1/22/2020	$3,602
34,665,528	MXN	1,744,862	USD	RBC	1/22/2020	36,043
31,480,791	MXN	1,584,561	USD	RBC	1/22/2020	32,731
23,933,722	MXN	1,204,334	USD	SSB	1/22/2020	25,236
22,283,006	MXN	1,121,270	USD	SSB	1/22/2020	23,496
248,668	USD	4,840,190	MXN	GSI	1/22/2020	8
788,522	NOK	85,682	USD	GSI	1/22/2020	106
65,505	USD	598,166	NOK	GSI	1/22/2020	427
2,725,046	USD	24,892,652	NOK	JPM	1/22/2020	16,822
1,776,712	USD	16,231,240	NOK	SCB	1/22/2020	10,816
4,076,228	USD	37,197,574	NOK	SSB	1/22/2020	29,276
202,795	USD	1,848,594	NOK	SSB	1/22/2020	1,675
322,393	USD	2,957,397	NOK	SSB	1/22/2020	639
9,835,286	NZD	6,225,736	USD	CITI	1/22/2020	89,075
378,402	NZD	239,528	USD	CITI	1/22/2020	3,427
532,977	NZD	338,828	USD	CITI	1/22/2020	3,373
9,411,107	NZD	5,961,183	USD	GSI	1/22/2020	81,281
5,131,934	NZD	3,250,670	USD	GSI	1/22/2020	44,323
201,732	NZD	128,055	USD	GSI	1/22/2020	1,468
4,912,279	NZD	3,112,779	USD	JPM	1/22/2020	41,183
1,573,333	NZD	996,162	USD	RBC	1/22/2020	14,007
4,855,106	NZD	3,075,467	USD	SG	1/22/2020	41,786
235,666	NZD	149,728	USD	SCB	1/22/2020	1,583
151,182	USD	235,250	NZD	RBC	1/22/2020	138
2,002,931	PLN	508,448	USD	CITI	1/22/2020	16,085
26,020,674	RUB	393,707	USD	GSI	1/22/2020	7,847
2,399,786	SEK	245,892	USD	CITI	1/22/2020	3,794
2,742,847	SEK	283,798	USD	GSI	1/22/2020	1,583
1,040,056	SEK	105,811	USD	JPM	1/22/2020	2,402
42,463,887	SEK	4,320,363	USD	RBC	1/22/2020	97,806
15,258,283	SEK	1,551,719	USD	SCB	1/22/2020	35,834
3,428,990	SEK	355,870	USD	SCB	1/22/2020	900
97,032,471	SEK	9,886,544	USD	SSB	1/22/2020	209,232
694,768	SEK	70,789	USD	SSB	1/22/2020	1,498
264,933	USD	2,544,854	SEK	SSB	1/22/2020	153
466,615	TRY	77,562	USD	GSI	1/22/2020	2,346
1,062,559	TRY	176,314	USD	SSB	1/22/2020	5,650
547,415	USD	8,129,275	ZAR	GSI	1/22/2020	15,073
5,713,091	ZAR	370,187	USD	CITI	1/22/2020	3,932
35,784,902	ZAR	2,313,539	USD	GSI	1/22/2020	29,818
872,728	ZAR	56,423	USD	GSI	1/22/2020	727
31,966,871	ZAR	2,067,362	USD	RBC	1/22/2020	25,973
7,699,280	ZAR	497,707	USD	SG	1/22/2020	6,477
Total unrealized appreciation						$3,940,456

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
260,970	USD	378,057	AUD	CITI	1/22/2020	$(164)
129,893	USD	189,080	AUD	CITI	1/22/2020	(709)
145,848	USD	215,736	AUD	CITI	1/22/2020	(3,166)
273,153	USD	398,205	AUD	GSI	1/22/2020	(1,898)
271,545	USD	397,135	AUD	GSI	1/22/2020	(2,767)
2,694,246	USD	3,983,503	AUD	JPM	1/22/2020	(57,267)
2,127,740	USD	3,146,427	AUD	RBC	1/22/2020	(45,583)
3,233,511	USD	4,781,602	AUD	RBC	1/22/2020	(69,272)
179,202	USD	261,796	AUD	SCB	1/22/2020	(1,628)
1,155,128	USD	1,708,871	AUD	SCB	1/22/2020	(25,235)
276,280	USD	403,559	AUD	SSB	1/22/2020	(2,469)
262,134	USD	387,697	AUD	SSB	1/22/2020	(5,658)
4,533,527	USD	6,696,149	AUD	SSB	1/22/2020	(91,685)
41,343	USD	169,929	BRL	GSI	1/22/2020	(843)
52,495	USD	216,049	BRL	GSI	1/22/2020	(1,141)
52,844	USD	218,145	BRL	GSI	1/22/2020	(1,312)
451,911	USD	1,865,533	BRL	GSI	1/22/2020	(11,221)
264,191	CAD	202,078	USD	CITI	1/22/2020	(1,404)
5,058,154	USD	6,726,764	CAD	GSI	1/22/2020	(51,359)
2,743,829	USD	3,649,715	CAD	JPM	1/22/2020	(28,421)
11,048,711	USD	14,690,996	CAD	RBC	1/22/2020	(110,272)
68,720	USD	91,354	CAD	SG	1/22/2020	(671)
370,662	USD	492,925	CAD	SCB	1/22/2020	(3,754)
49,407	USD	65,706	CAD	SSB	1/22/2020	(502)
4,780,711	USD	6,352,638	CAD	SSB	1/22/2020	(44,624)
9,114,885	USD	12,111,914	CAD	SSB	1/22/2020	(85,079)
83,053	USD	81,965	CHF	CITI	1/22/2020	(564)
261,554	USD	257,487	CHF	CITI	1/22/2020	(1,122)
158,676	USD	155,796	CHF	GSI	1/22/2020	(260)
243,625	USD	241,403	CHF	GSI	1/22/2020	(2,643)
875,923	USD	861,358	CHF	JPM	1/22/2020	(2,794)
4,829,650	USD	4,748,314	CHF	RBC	1/22/2020	(14,355)
8,458,201	USD	8,312,255	CHF	SG	1/22/2020	(21,567)
225,257	USD	222,736	CHF	SCB	1/22/2020	(1,968)
837,171	USD	823,751	CHF	SCB	1/22/2020	(3,181)
41,662	USD	40,936	CHF	SSB	1/22/2020	(99)
8,665,864	CLP	12,013	USD	GSI	1/22/2020	(304)
86,781	USD	2,034,244	CZK	GSI	1/22/2020	(2,248)
465,853	USD	10,920,181	CZK	GSI	1/22/2020	(12,069)
1,571,248	USD	10,615,822	DKK	CITI	1/22/2020	(23,414)
278,201	EUR	312,578	USD	CITI	1/22/2020	(574)
59,636	USD	53,596	EUR	CITI	1/22/2020	(472)
284,608	USD	256,408	EUR	CITI	1/22/2020	(2,956)
249,110	USD	225,196	EUR	CITI	1/22/2020	(3,449)
2,918,585	USD	2,641,492	EUR	CITI	1/22/2020	(43,869)
5,092,642	USD	4,609,143	EUR	CITI	1/22/2020	(76,548)
534	USD	483	EUR	GSI	1/22/2020	(7)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
30,532	USD	27,364	EUR	GSI	1/22/2020	$(157)
49,283	USD	44,103	EUR	GSI	1/22/2020	(178)
269,709	USD	240,663	EUR	GSI	1/22/2020	(197)
32,119	USD	28,917	EUR	GSI	1/22/2020	(312)
129,126	USD	115,421	EUR	GSI	1/22/2020	(319)
265,881	USD	239,554	EUR	GSI	1/22/2020	(2,780)
9,976,631	USD	9,045,046	EUR	GSI	1/22/2020	(167,458)
895,139	USD	809,245	EUR	RBC	1/22/2020	(12,435)
3,357,034	USD	3,034,906	EUR	RBC	1/22/2020	(46,637)
15,034,795	USD	13,592,114	EUR	RBC	1/22/2020	(208,866)
67,766	USD	61,232	EUR	SG	1/22/2020	(906)
1,034,694	USD	938,108	EUR	SG	1/22/2020	(17,402)
2,743,104	USD	2,478,623	EUR	SG	1/22/2020	(36,690)
58	USD	53	EUR	SSB	1/22/2020	(1)
12,151	USD	10,882	EUR	SSB	1/22/2020	(53)
353,224	USD	316,257	EUR	SSB	1/22/2020	(1,460)
535,312	USD	482,624	EUR	SSB	1/22/2020	(5,955)
608,645	USD	550,000	EUR	SSB	1/22/2020	(8,184)
2,221,506	USD	2,000,000	EUR	SSB	1/22/2020	(21,510)
10,294,314	USD	9,299,794	EUR	SSB	1/22/2020	(135,477)
11,457,761	USD	10,350,842	EUR	SSB	1/22/2020	(150,789)
26,933	USD	21,154	GBP	CITI	1/22/2020	(541)
240,388	USD	186,183	GBP	CITI	1/22/2020	(1,422)
873,661	USD	713,216	GBP	CITI	1/22/2020	(52,649)
5,267,116	USD	4,299,827	GBP	CITI	1/22/2020	(317,411)
12	USD	10	GBP	GSI	1/22/2020	(1)
9,679	USD	7,483	GBP	GSI	1/22/2020	(40)
34,555	USD	27,401	GBP	GSI	1/22/2020	(1,033)
184,783	USD	149,339	GBP	GSI	1/22/2020	(9,175)
3,493,036	USD	2,851,500	GBP	GSI	1/22/2020	(210,434)
4,072,228	USD	3,322,478	GBP	GSI	1/22/2020	(242,938)
55,174	USD	42,513	GBP	RBC	1/22/2020	(41)
7,096,485	USD	5,792,122	GBP	RBC	1/22/2020	(426,205)
683,564	USD	557,770	GBP	SG	1/22/2020	(40,856)
1,395,065	USD	1,138,336	GBP	SG	1/22/2020	(83,383)
1,421,878	USD	1,160,802	GBP	SCB	1/22/2020	(85,748)
407	USD	331	GBP	SSB	1/22/2020	(23)
2,462,297	USD	1,999,304	GBP	SSB	1/22/2020	(134,359)
623,421	USD	188,771,776	HUF	CITI	1/22/2020	(20,170)
187,500	USD	56,647,043	HUF	SSB	1/22/2020	(5,630)
24,297,808	JPY	227,925	USD	CITI	1/22/2020	(1,718)
234,077,575	JPY	2,203,290	USD	CITI	1/22/2020	(24,077)
16,577,922	JPY	156,138	USD	GSI	1/22/2020	(1,801)
220,724,118	JPY	2,078,714	USD	RBC	1/22/2020	(23,819)
431,147,790	JPY	4,060,422	USD	RBC	1/22/2020	(46,527)
152,196,142	JPY	1,433,662	USD	SG	1/22/2020	(16,748)
300,911,736	JPY	2,833,150	USD	SCB	1/22/2020	(31,725)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
5,478,233	JPY	51,600	USD	SSB	1/22/2020	$(599)
286,090,078	JPY	2,688,291	USD	SSB	1/22/2020	(24,853)
271,667	USD	29,421,434	JPY	GSI	1/22/2020	(2,241)
136,689	USD	163,104,026	KRW	GSI	1/22/2020	(2,934)
186,848	USD	222,647,539	KRW	SSB	1/22/2020	(3,746)
2,389,937	USD	47,442,634	MXN	CITI	1/22/2020	(47,378)
406,712	USD	8,090,922	MXN	GSI	1/22/2020	(8,951)
2,075,667	USD	41,292,284	MXN	GSI	1/22/2020	(45,680)
697,148	USD	13,852,329	MXN	SG	1/22/2020	(14,501)
1,337,222	USD	26,574,606	MXN	SSB	1/22/2020	(28,021)
77,806,679	NOK	8,522,090	USD	CITI	1/22/2020	(57,024)
2,172,753	NOK	237,680	USD	GSI	1/22/2020	(1,293)
2,605,802	NOK	285,219	USD	RBC	1/22/2020	(1,718)
22,325,401	NOK	2,445,249	USD	RBC	1/22/2020	(16,332)
27,419,673	NOK	3,003,184	USD	SG	1/22/2020	(20,030)
1,088,381	NOK	119,182	USD	SSB	1/22/2020	(770)
232,981	USD	368,165	NZD	CITI	1/22/2020	(3,402)
3,479,824	USD	5,491,514	NZD	JPM	1/22/2020	(46,039)
1,637,168	USD	2,585,735	NZD	RBC	1/22/2020	(23,020)
7,647,825	USD	12,078,934	NZD	RBC	1/22/2020	(107,535)
169,478	USD	267,548	NZD	SG	1/22/2020	(2,303)
4,806,618	USD	7,587,999	NZD	SG	1/22/2020	(65,308)
132,491	USD	209,346	NZD	SCB	1/22/2020	(1,921)
4,182,250	USD	6,608,283	NZD	SCB	1/22/2020	(60,642)
87,419	USD	138,040	NZD	SSB	1/22/2020	(1,211)
1,734,330	USD	2,738,625	NZD	SSB	1/22/2020	(24,022)
508,263	USD	2,002,812	PLN	GSI	1/22/2020	(16,239)
5,985	USD	395,550	RUB	SG	1/22/2020	(119)
505,466	USD	33,257,828	RUB	SSB	1/22/2020	(7,772)
484,518	SEK	50,536	USD	RBC	1/22/2020	(125)
401,174	USD	3,886,813	SEK	CITI	1/22/2020	(3,231)
7,163,929	USD	70,410,675	SEK	CITI	1/22/2020	(161,973)
96,241	USD	945,406	SEK	GSI	1/22/2020	(2,124)
4,310,168	USD	42,340,115	SEK	GSI	1/22/2020	(95,124)
952,616	USD	9,363,601	SEK	JPM	1/22/2020	(21,623)
5,234	USD	51,439	SEK	RBC	1/22/2020	(118)
1,598	USD	15,705	SEK	SG	1/22/2020	(36)
2,529,277	USD	24,853,945	SEK	SG	1/22/2020	(56,660)
60,624	USD	595,901	SEK	SSB	1/22/2020	(1,377)
678,846	USD	10,476,628	ZAR	CITI	1/22/2020	(7,211)
141,622	USD	2,193,944	ZAR	JPM	1/22/2020	(2,047)
3,880,286	USD	59,999,442	ZAR	RBC	1/22/2020	(48,749)
159,442	USD	2,451,309	ZAR	SSB	1/22/2020	(1,081)
186,770	USD	2,871,465	ZAR	SSB	1/22/2020	(1,266)
4,083,084	ZAR	271,671	USD	GSI	1/22/2020	(4,293)
Total unrealized depreciation						$(4,501,449)
Total net unrealized depreciation						$(560,993)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (cont'd)

At October 31, 2019, the Fund had cash collateral of $210,000 and $590,000 deposited in segregated accounts for Goldman Sachs International and Royal Bank of Canada, respectively, to cover collateral requirements on over-the-counter derivatives.

For the year ended October 31, 2019, the Fund's investments in forward contracts had an average notional value of $549,939,120.

Credit default swap contracts ("credit default swaps")

At October 31, 2019, the Fund had outstanding credit default swaps as follows:

Centrally Cleared Credit Default Swaps—Buy Protection

Clearinghouse	Reference Entity	Notional Amount		Financing Rate Paid by the Fund	Payment Frequency	Maturity Date	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
ICE CC	CDX Emerging Markets Index, Ser. 32 V.1	USD	2,805,000	1.00%	3M	12/20/2024	$139,958	$(10,397)	$(3,273)	$126,288
ICE CC	iTraxx Europe Crossover Index, Ser. 32 V.1	EUR	11,230,000	5.00%	3M	12/20/2024	(1,602,071)	57,986	(73,061)	(1,617,146)
Total							$(1,462,113)	$47,589	$(76,334)	$(1,490,858)

For the year ended October 31, 2019, the average notional value of credit default swaps for the Fund was $19,334,265 for buy protection.

Interest rate swap contracts ("interest rate swaps")

At October 31, 2019, the Fund had outstanding interest rate swaps as follows:

Centrally cleared interest rate swaps

Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
LCH	SEK	85,000,000	Receive	3M STIBOR	(0.17)%	3M/1Y	12/23/2019	$1,391	$11,796	$13,187
LCH	SEK	30,000,000	Receive	3M STIBOR	(0.01)%	3M/1Y	7/18/2020	2,476	22	2,498
LCH	SEK	27,000,000	Receive	3M STIBOR	0.01%	3M/1Y	8/29/2020	2,705	(33)	2,672
LCH	SEK	9,000,000	Receive	3M STIBOR	0.15%	3M/1Y	1/15/2021	(370)	(1,188)	(1,558)
LCH	SEK	16,480,000	Receive	3M STIBOR	0.10%	3M/1Y	8/9/2021	904	(524)	380
CME	USD	550,000	Receive	3M USD LIBOR	2.43%	3M/6M	12/7/2027	(37,080)	(3,647)	(40,727)
	Total							$(29,974)	$6,426	$(23,548)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (cont'd)

At October 31, 2019, the Fund had $2,060,861 deposited in a segregated account to cover margin requirements for centrally cleared swaps.

For the year ended October 31, 2019, the average notional value of interest rate swaps was $18,413,540 when the Fund paid the fixed rate.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2019:

Asset Valuation Inputs

	Level 1	Level 2	Level 3(b)	Total
Investments:
U.S. Treasury Obligations	$—	$7,201,649	$—	$7,201,649
Mortgage-Backed Securities(a)	—	4,869,149	—	4,869,149
Corporate Bonds(a)	—	25,108,058	—	25,108,058
Asset-Backed Securities	—	4,169,859	—	4,169,859
Foreign Government Securities	—	5,308,838	—	5,308,838
Exchange-Traded Funds	3,568,689	—	—	3,568,689
Short-Term Investments	—	328,683	—	328,683
Total Investments	$3,568,689	$46,986,236	$—	$50,554,925

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining the value:

(000's omitted)	Beginning balance, as of 11/1/2018	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2019	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2019
Investments in Securities:
Corporate Bonds(c)
Airlines	$173	$—	$—	$—	$—	$—	$—	$(173)	$—	$—
Total	$173	$—	$—	$—	$—	$—	$—	$(173)	$—	$—

(c)  At the beginning of the year, these investments were valued based on a single quotation obtained from a dealer. The Fund held no Level 3 investments at October 31, 2019.

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2019:

Other Financial Instruments

	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$1,188,414	$—	$—	$1,188,414
Liabilities	(540,679)	—	—	(540,679)
Forward Contracts(a)
Assets	—	3,940,456	—	3,940,456
Liabilities	—	(4,501,449)	—	(4,501,449)
Swaps
Assets	—	145,025	—	145,025
Liabilities	—	(1,659,431)	—	(1,659,431)
Total	$647,735	$(2,075,399)	$—	$(1,427,664)

(a)  Futures and forward contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

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Statements of Assets and Liabilities

Neuberger Berman Income Funds

	CORE BOND FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND	MUNICIPAL IMPACT FUND
	October 31, 2019	October 31, 2019	October 31, 2019	October 31, 2019	October 31, 2019	October 31, 2019
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$378,908,704	$155,704,717	$230,932,197	$2,311,872,195	$127,579,365	$58,110,131
Cash	9,340	—	—	64,475	64,627	1,051,696
Foreign currency(b)	21,406	2,878,199	—	—	—	—
Cash collateral segregated for futures contracts (Note A)	196,708	136,568	—	—	—	—
Cash collateral segregated for centrally cleared swap contracts (Note A)	—	—	—	—	—	—
Cash collateral segregated for over-the-counter derivatives (Note A)	—	—	—	—	—	—
Dividends and interest receivable	1,957,057	2,447,815	800,277	32,504,076	1,528,884	653,936
Receivable for securities sold	2,815,452	1,716,616	1,753,189	25,051,075	—	1,301,063
Receivable for accumulated variation margin on futures contracts (Note A)	—	221,178	—	—	—	—
Receivable from Management—net (Note B)	—	—	—	—	13,038	13,199
Receivable for Fund shares sold	520,116	87,690	118,356	1,686,195	114,500	60,000
Receivable for accumulated variation margin on centrally cleared swap contracts(c)(d) (Note A)	—	373,789	—	—	—	—
Receivable for bond forward contracts (Note A)	—	—	—	—	—	—
Receivable for forward foreign currency contracts (Note A)	—	1,222,677	—	—	—	—
Over-the-counter swap contracts, at value(e) (Note A)	—	879,168	—	—	—	—
Receivable for unfunded loan commitments (Note A)	—	—	312	—	—	—
Prepaid expenses and other assets	43,957	28,615	22,603	102,391	28,631	14,708
Total Assets	384,472,740	165,697,032	233,626,934	2,371,280,407	129,329,045	61,204,733
Liabilities
Over-the-counter swap contracts, at value(e) (Note A)	—	771,950	—	—	—	—
Cash collateral segregated for centrally cleared swap contracts due to broker (Note A)	—	135,001	—	—	—	—
Cash collateral segregated for over-the-counter derivatives due to broker (Note A)	—	270,000	—	—	—	—
Cash collateral segregated for futures contracts due to broker (Note A)	—	—	—	—	—	—
Payable to investment manager—net (Note B)	77,359	74,632	96,315	946,423	41,317	12,543
Due to custodian	—	—	—	—	—	—
Payable for securities purchased	15,031,864	831,801	8,099,746	18,836,827	4,581,576	1,984,173
Payable for Fund shares redeemed	152,681	210,018	270,688	2,723,269	151,430	4,851
Payable for accumulated variation margin on futures contracts (Note A)	128,316	—	—	—	—	—
Payable for bond forward contracts (Note A)	—	—	—	—	—	—
Payable for forward foreign currency contracts (Note A)	—	1,061,948	—	—	—	—
Payable for accumulated variation margin on centrally cleared swap contracts(c)(d) (Note A)	—	—	—	—	—	—
Payable to administrator—net (Note B)	25,876	4,380	19,209	255,180	—	—
Payable to trustees	2,917	2,917	2,917	2,917	2,917	2,917
Payable for audit fees	33,900	54,190	40,900	64,296	28,950	28,900
Payable for custodian fees	36,471	16,525	82,251	98,036	20,221	18,319
Interest payable (Note A)	—	—	142	—	—	—
Distributions payable	363,307	3,763	28,642	1,634,401	786	9,094
Accrued capital gains taxes (Note A)	—	80,977	—	—	—	—
Other accrued expenses and payables	52,926	89,598	43,728	225,868	24,149	41,667
Total Liabilities	15,905,617	3,607,700	8,684,538	24,787,217	4,851,346	2,102,464
Net Assets	$368,567,123	$162,089,332	$224,942,396	$2,346,493,190	$124,477,699	$59,102,269
Net Assets consist of:
Paid-in capital	$362,906,530	$169,541,605	$254,255,994	$2,450,883,979	$122,228,348	$56,117,156
Total distributable earnings/(losses)	5,660,593	(7,452,273)	(29,313,598)	(104,390,789)	2,249,351	2,985,113
Net Assets	$368,567,123	$162,089,332	$224,942,396	$2,346,493,190	$124,477,699	$59,102,269
Net Assets
Investor Class	$11,347,686	$—	$—	$86,030,436	$—	$—
Trust Class	—	—	—	—	—	—
Institutional Class	332,275,036	158,485,764	206,802,872	1,471,789,093	122,701,996	58,997,209
Class A	19,380,891	3,246,884	6,547,919	25,141,354	1,121,321	78,927
Class C	2,197,833	356,684	11,591,605	11,961,909	654,382	26,133
Class R3	—	—	—	4,191,128	—	—
Class R6	3,365,677	—	—	747,379,270	—	—
See Notes to Financial Statements

	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND	UNCONSTRAINED BOND FUND
	October 31, 2019	October 31, 2019	October 31, 2019	October 31, 2019	October 31, 2019
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$201,438,538	$85,237,227	$30,286,235	$3,391,003,890	$50,554,925
Cash	—	—	225	79,431	—
Foreign currency(b)	—	—	—	1,088,900	2,817,519
Cash collateral segregated for futures contracts (Note A)	—	240,272	—	—	—
Cash collateral segregated for centrally cleared swap contracts (Note A)	—	—	—	—	2,060,861
Cash collateral segregated for over-the-counter derivatives (Note A)	—	—	—	50,000	800,000
Dividends and interest receivable	2,326,521	407,794	381,847	22,479,362	398,951
Receivable for securities sold	170,098	—	201,114	25,254,860	315,516
Receivable for accumulated variation margin on futures contracts (Note A)	—	—	—	5,486,793	647,735
Receivable from Management—net (Note B)	1,475	9,970	13,550	—	36,315
Receivable for Fund shares sold	42,316	2,659	—	6,579,613	—
Receivable for accumulated variation margin on centrally cleared swap contracts(c)(d) (Note A)	—	—	—	—	—
Receivable for bond forward contracts (Note A)	—	—	—	6,289	—
Receivable for forward foreign currency contracts (Note A)	—	—	—	2,785,266	3,940,456
Over-the-counter swap contracts, at value(e) (Note A)	—	—	—	—	—
Receivable for unfunded loan commitments (Note A)	—	—	—	—	—
Prepaid expenses and other assets	28,531	33,687	22,679	92,766	11,574
Total Assets	204,007,479	85,931,609	30,905,650	3,454,907,170	61,583,852
Liabilities
Over-the-counter swap contracts, at value(e) (Note A)	—	—	—	—	—
Cash collateral segregated for centrally cleared swap contracts due to broker (Note A)	—	—	—	—	—
Cash collateral segregated for over-the-counter derivatives due to broker (Note A)	—	—	—	660,000	—
Cash collateral segregated for futures contracts due to broker (Note A)	—	—	—	8,833,626	733,618
Payable to investment manager—net (Note B)	23,797	14,090	10,902	965,508	20,374
Due to custodian	18,946	—	—	—	—
Payable for securities purchased	3,444,425	3,406,049	110,698	553,311,742	1,481,029
Payable for Fund shares redeemed	28,431	65,902	55,613	5,051,461	25,960
Payable for accumulated variation margin on futures contracts (Note A)	—	42,141	—	—	—
Payable for bond forward contracts (Note A)	—	—	—	57,594	—
Payable for forward foreign currency contracts (Note A)	—	—	—	2,091,200	4,501,449
Payable for accumulated variation margin on centrally cleared swap contracts(c)(d) (Note A)	—	—	—	—	1,514,406
Payable to administrator—net (Note B)	—	—	—	434,432	—
Payable to trustees	2,917	2,917	2,917	2,917	2,917
Payable for audit fees	57,973	60,323	31,400	69,171	62,936
Payable for custodian fees	22,413	21,385	33,585	192,113	45,790
Interest payable (Note A)	—	—	—	—	—
Distributions payable	370,295	3,965	202	1,457,408	242
Accrued capital gains taxes (Note A)	—	—	—	2,654	—
Other accrued expenses and payables	40,663	36,969	23,908	213,761	25,112
Total Liabilities	4,009,860	3,653,741	269,225	573,343,587	8,413,833
Net Assets	$199,997,619	$82,277,868	$30,636,425	$2,881,563,583	$53,170,019
Net Assets consist of:
Paid-in capital	$191,798,268	$87,097,807	$45,745,659	$2,916,616,940	$66,926,500
Total distributable earnings/(losses)	8,199,351	(4,819,939)	(15,109,234)	(35,053,357)	(13,756,481)
Net Assets	$199,997,619	$82,277,868	$30,636,425	$2,881,563,583	$53,170,019
Net Assets
Investor Class	$13,271,975	$21,829,500	$—	$—	$—
Trust Class	—	1,962,722	—	8,632,460	—
Institutional Class	182,260,792	56,348,495	28,512,104	2,357,538,726	21,174,767
Class A	1,833,785	767,972	1,078,754	113,513,971	151,733
Class C	2,631,067	1,369,179	1,045,567	100,460,271	28,245
Class R3	—	—	—	—	—
Class R6	—	—	—	301,418,155	31,815,274

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Income Funds (cont'd)

	CORE BOND FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND	MUNICIPAL IMPACT FUND
	October 31, 2019	October 31, 2019	October 31, 2019	October 31, 2019	October 31, 2019	October 31, 2019
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	1,079,500	—	—	10,095,333	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	31,544,895	18,369,303	21,656,789	172,458,803	11,591,690	3,340,276
Class A	1,846,075	376,728	685,719	2,950,451	106,003	4,467
Class C	209,113	41,372	1,214,104	1,401,219	61,809	1,479
Class R3	—	—	—	491,269	—	—
Class R6	319,480	—	—	87,545,703	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$10.51	$—	$—	$8.52	$—	$—
Trust Class	—	—	—	—	—	—
Institutional Class	10.53	8.63	9.55	8.53	10.59	17.66
Class R3	—	—	—	8.53	—	—
Class R6	10.53	—	—	8.54	—	—
Net Asset Value and redemption price per share
Class A	$10.50	$8.62	$9.55	$8.52	$10.58	$17.67
Offering Price per share
Class A‡	$10.97	$9.00	$9.97	$8.90	$11.05	$18.45
Net Asset Value and offering price per share
Class C^	$10.51	$8.62	$9.55	$8.54	$10.59	$17.67
*Cost of Investments:
(a) Unaffiliated issuers	$368,983,370	$156,531,763	$237,339,732	$2,265,818,293	$124,127,723	$55,510,118
(b) Total cost of foreign currency	$20,825	$2,881,317	$—	$—	$—	$—
(c) Unamortized upfront receipts on centrally cleared swap contracts	$—	$—	$—	$—	$—	$—
(d) Unamortized upfront payments on centrally cleared swap contracts	$—	$—	$—	$—	$—	$—
(e) Unamortized upfront payments on over-the-counter swap contracts	$—	$39,875	$—	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND	UNCONSTRAINED BOND FUND
	October 31, 2019	October 31, 2019	October 31, 2019	October 31, 2019	October 31, 2019
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	1,102,585	2,800,073	—	—	—
Trust Class	—	264,111	—	785,693	—
Institutional Class	15,155,858	7,233,002	2,986,908	214,503,054	2,399,744
Class A	152,618	103,425	112,894	10,318,233	17,182
Class C	218,847	184,331	109,508	9,141,404	3,200
Class R3	—	—	—	—	—
Class R6	—	—	—	27,447,186	3,603,354
Net Asset Value, offering and redemption price per share
Investor Class	$12.04	$7.80	$—	$—	$—
Trust Class	—	7.43	—	10.99	—
Institutional Class	12.03	7.79	9.55	10.99	8.82
Class R3	—	—	—	—	—
Class R6	—	—	—	10.98	8.83
Net Asset Value and redemption price per share
Class A	$12.02	$7.43	$9.56	$11.00	$8.83
Offering Price per share
Class A‡	$12.55	$7.62	$9.98	$11.49	$9.22
Net Asset Value and offering price per share
Class C^	$12.02	$7.43	$9.55	$10.99	$8.83
*Cost of Investments:
(a) Unaffiliated issuers	$194,295,897	$85,207,394	$30,055,355	$3,336,228,495	$51,113,014
(b) Total cost of foreign currency	$—	$—	$—	$1,081,406	$2,797,397
(c) Unamortized upfront receipts on centrally cleared swap contracts	$—	$—	$—	$—	$(1,602,071)
(d) Unamortized upfront payments on centrally cleared swap contracts	$—	$—	$—	$—	$139,958
(e) Unamortized upfront payments on over-the-counter swap contracts	$—	$—	$—	$—	$—

Statements of Operations

Neuberger Berman Income Funds

	CORE BOND FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND		HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND	MUNICIPAL IMPACT FUND
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2019	For the Year Ended October 31, 2019		For the Year Ended October 31, 2019	For the Year Ended October 31, 2019	For the Year Ended October 31, 2019
Investment Income:
Income (Note A):
Interest and other income—unaffiliated issuers	$12,922,785	$12,306,845	$16,706,392		$141,184,777	$3,704,887	$1,621,355
Dividend income—unaffiliated issuers	—	—	—		—	—	—
Foreign taxes withheld	—	(120,381)	—		—	—	—
Total income	$12,922,785	$12,186,464	$16,706,392		$141,184,777	$3,704,887	$1,621,355
Expenses:
Investment management fees (Note B)	939,850	1,089,951	1,421,498		10,766,390	374,087	141,434
Administration fees (Note B):
Investor Class	28,238	—	—		242,111	—	—
Trust Class	—	—	—		—	—	—
Institutional Class	515,474	286,131	391,518		2,125,181	137,900	84,736
Class A	52,273	18,938	24,878		89,625	2,808	154
Class C	6,051	1,093	37,999		37,871	1,481	69
Class R3	—	—	—		10,849	—	—
Class R6	116	—	—		363,024	—	—
Distribution fees (Note B):
Investor Class	26,147	—	—		—	—	—
Trust Class	—	—	—		—	—	—
Class A	48,401	17,535	23,036		82,986	2,600	142
Class C	22,412	4,048	140,735		140,261	5,486	256
Class R3	—	—	—		20,092	—	—
Shareholder servicing agent fees:
Investor Class	20,458	—	—		39,396	—	—
Trust Class	—	—	—		—	—	—
Institutional Class	3,871	2,019	1,688		36,425	290	50,258
Class A	1,191	587	2,206		36,543	644	74
Class C	280	69	589		1,846	57	74
Class R6	52	—	—		23,886	—	—
Audit fees	33,900	60,206	40,900		64,296	28,950	28,900
Custodian and accounting fees	164,027	316,680	358,180		402,974	81,065	74,539
Insurance expense	12,812	7,125	11,509		81,429	2,900	1,878
Legal fees	64,591	59,859	56,247		78,113	58,901	117,647
Registration and filing fees	118,159	61,010	92,162		207,940	51,577	61,671
Shareholder reports	78,493	12,511	23,593		335,510	7,864	9,017
Trustees' fees and expenses	47,657	47,240	47,485		51,830	46,987	46,903
Interest expense	1,123	3,750	25,646	(Note E)	1,151	972	1,879
Miscellaneous	41,070	21,793	37,588		190,756	13,683	10,918
Total expenses	2,226,646	2,010,545	2,737,457		15,430,485	818,252	630,549
Expenses reimbursed by Management (Note B)	(371,913)	(423,189)	(515,444)		(16,174)	(336,104)	(382,758)
Total net expenses	1,854,733	1,587,356	2,222,013		15,414,311	482,148	247,791
Net investment income/(loss)	$11,068,052	$10,599,108	$14,484,379		$125,770,466	$3,222,739	$1,373,564

See Notes to Financial Statements

	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND	UNCONSTRAINED BOND FUND
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2019	For the Year Ended October 31, 2019	For the Year Ended October 31, 2019	For the Year Ended October 31, 2019
Investment Income:
Income (Note A):
Interest and other income—unaffiliated issuers	$6,041,844	$2,447,000	$2,733,471	$121,012,230	$3,170,551
Dividend income—unaffiliated issuers	—	—	—	—	241,349
Foreign taxes withheld	—	—	—	(6,468)	—
Total income	$6,041,844	$2,447,000	$2,733,471	$121,005,762	$3,411,900
Expenses:
Investment management fees (Note B)	444,609	176,994	227,882	10,913,266	367,822
Administration fees (Note B):
Investor Class	35,661	58,597	—	—	—
Trust Class	—	9,680	—	42,382	—
Institutional Class	275,712	92,709	72,797	3,294,108	45,215
Class A	10,760	4,574	2,760	310,908	394
Class C	8,146	3,666	2,934	296,089	74
Class R3	—	—	—	—	—
Class R6	—	—	—	158,353	27,256
Distribution fees (Note B):
Investor Class	—	—	—	—	—
Trust Class	—	—	—	10,596	—
Class A	9,963	4,235	2,555	287,877	364
Class C	30,170	13,579	10,868	1,096,625	275
Class R3	—	—	—	—	—
Shareholder servicing agent fees:
Investor Class	9,747	27,945	—	—	—
Trust Class	—	448	—	5,155	—
Institutional Class	985	465	605	14,365	228
Class A	239	264	661	19,077	279
Class C	221	249	212	3,877	25
Class R6	—	—	—	4,854	140
Audit fees	57,973	60,323	31,400	69,171	62,936
Custodian and accounting fees	90,689	89,271	141,167	837,629	181,415
Insurance expense	7,223	2,984	2,043	92,171	3,072
Legal fees	58,780	53,691	57,664	57,251	53,606
Registration and filing fees	70,162	102,547	50,908	218,609	66,473
Shareholder reports	16,883	9,855	5,858	318,576	7,092
Trustees' fees and expenses	47,272	46,971	46,924	53,095	46,985
Interest expense	4,794	182	20	22,124	1,072
Miscellaneous	24,450	15,043	11,927	244,169	14,183
Total expenses	1,204,439	774,272	669,185	18,370,327	878,906
Expenses reimbursed by Management (Note B)	(281,947)	(354,525)	(270,553)	(728,772)	(392,124)
Total net expenses	922,492	419,747	398,632	17,641,555	486,782
Net investment income/(loss)	$5,119,352	$2,027,253	$2,334,839	$103,364,207	$2,925,118

Statements of Operations (cont'd)

Neuberger Berman Income Funds (cont'd)

	CORE BOND FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND	MUNICIPAL IMPACT FUND
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2019	For the Year Ended October 31, 2019	For the Year Ended October 31, 2019	For the Year Ended October 31, 2019	For the Year Ended October 31, 2019
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	5,437,437	(2,691,542)*	(6,302,285)	(21,842,323)	206,883	263,062
Redemption in-kind	—	—	—	—	—	—
Settlement of bond forward contracts	—	—	—	—	—	—
Settlement of forward foreign currency contracts	—	(378,541)	—	—	—	—
Settlement of foreign currency transactions	9,943	(30,803)	—	—	—	—
Expiration or closing of futures contracts	(1,085,473)	(801,668)	—	—	—	—
Expiration or closing of swap contracts	—	(268,122)	—	—	—	—
Change in net unrealized appreciation/ (depreciation) in value of:
Investment securities of unaffiliated issuers	24,757,326	16,605,509 **	(3,711,463)	68,454,711	4,734,468	3,126,668
Unfunded loan commitments	—	—	1,042	—	—	—
Forward foreign currency contracts	—	581,479	—	—	—	—
Bond forward contracts	—	—	—	—	—	—
Foreign currency translations	17,704	42,504	—	—	—	—
Futures contracts	(323,536)	219,635	—	—	—	—
Swap contracts	—	1,073,882	—	—	—	—
Net gain/(loss) on investments	28,813,401	14,352,333	(10,012,706)	46,612,388	4,941,351	3,389,730
Net increase/(decrease) in net assets resulting from operations	$39,881,453	$24,951,441	$4,471,673	$172,382,854	$8,164,090	$4,763,294

*  Net of foreign capital gains tax of $6,898 for Emerging Markets Debt Fund and $3,788 for Strategic Income Fund.

**  Change in accrued foreign capital gains tax amounted to $(72,079) for Emerging Market Debt Fund and $(2,654) for Strategic Income Fund.

See Notes to Financial Statements

	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND	UNCONSTRAINED BOND FUND
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2019	For the Year Ended October 31, 2019	For the Year Ended October 31, 2019	For the Year Ended October 31, 2019
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	706,336	676,672	(582,620)	26,311,106 *	(737,815)
Redemption in-kind	—	—	—	(1,794,284)	—
Settlement of bond forward contracts	—	—	—	368,492	—
Settlement of forward foreign currency contracts	—	—	—	14,608,706	2,691,516
Settlement of foreign currency transactions	—	—	—	(868,680)	(608,233)
Expiration or closing of futures contracts	—	298,521	—	(86,663,619)	(7,218,044)
Expiration or closing of swap contracts	—	—	—	220,213	(656,829)
Change in net unrealized appreciation/ (depreciation) in value of:
Investment securities of unaffiliated issuers	11,202,697	973,941	1,281,354	162,498,660 **	3,574,276
Unfunded loan commitments	—	—	(413)	230	—
Forward foreign currency contracts	—	—	—	(3,389,038)	(1,309,061)
Bond forward contracts	—	—	—	(51,305)	—
Foreign currency translations	—	—	—	132,239	82,365
Futures contracts	—	(15,766)	—	(12,992,889)	(453,807)
Swap contracts	—	—	—	—	(21,726)
Net gain/(loss) on investments	11,909,033	1,933,368	698,321	98,379,831	(4,657,358)
Net increase/(decrease) in net assets resulting from operations	$17,028,385	$3,960,621	$3,033,160	$201,744,038	$(1,732,240)

Statements of Changes in Net Assets

Neuberger Berman Income Funds

	CORE BOND FUND		EMERGING MARKETS DEBT FUND		FLOATING RATE INCOME FUND
	Fiscal Year Ended October 31, 2019	Fiscal Year Ended October 31, 2018	Fiscal Year Ended October 31, 2019	Fiscal Year Ended October 31, 2018	Fiscal Year Ended October 31, 2019	Fiscal Year Ended October 31, 2018
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$11,068,052	$10,740,407	$10,599,108	$11,487,649	$14,484,379	$15,317,224
Net realized gain/(loss) on investments	4,361,907	(6,113,390)	(4,170,676)	(4,875,071)	(6,302,285)	(402,942)
Change in net unrealized appreciation/ (depreciation) of investments	24,451,494	(14,790,506)	18,523,009	(20,947,861)	(3,710,421)	(3,000,702)
Net increase/(decrease) in net assets resulting from operations	39,881,453	(10,163,489)	24,951,441	(14,335,283)	4,471,673	11,913,580
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(253,152)	(226,566)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(9,630,153)	(9,544,610)	(6,084,654)	(7,108,565)	(13,480,972)	(13,978,560)
Class A	(467,959)	(456,374)	(197,926)	(197,084)	(443,114)	(753,246)
Class C	(37,340)	(39,926)	(8,401)	(12,314)	(573,832)	(571,520)
Class R3	—	—	—	—	—	—
Class R6	(6,292)	—	—	—	—	—
Tax return of capital:
Investor Class	(59,291)	(31,251)	—	—	—	—
Institutional Class	(1,949,134)	(1,107,274)	(3,945,557)	(4,001,607)	—	—
Class A	(109,931)	(63,061)	(145,583)	(128,467)	—	—
Class C	(12,718)	(8,401)	(8,381)	(10,505)	—	—
Class R6	(1,614)	—	—	—	—	—
Total distributions to shareholders	(12,527,584)	(11,477,463)	(10,390,502)	(11,458,542)	(14,497,918)	(15,303,326)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	1,324,925	828,571	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	118,807,560	173,592,111	61,315,025	90,516,430	152,168,862	171,455,587
Class A	5,550,368	2,092,066	2,131,472	10,647,571	1,582,981	8,427,161
Class C	711,546	254,670	25,299	471,946	265,956	1,530,878
Class R3	—	—	—	—	—	—
Class R6	3,385,955	—	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	284,777	234,621	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	7,105,915	7,129,832	9,941,289	10,733,998	13,208,218	13,227,919
Class A	533,687	497,036	335,922	323,006	353,838	566,565
Class C	35,723	38,455	14,419	18,618	384,090	381,061
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	(828,003)	(1,653,280)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(192,017,094)	(125,525,240)	(121,706,299)	(129,637,534)	(282,893,763)	(183,994,957)
Class A	(6,381,585)	(5,637,014)	(8,506,123)	(1,203,287)	(15,217,548)	(5,948,837)
Class C	(928,780)	(1,223,060)	(188,106)	(473,360)	(5,310,584)	(5,688,734)
Class R3	—	—	—	—	—	—
Class R6	(4,283)	—	—	—	—	—
Net increase/(decrease) from Fund share transactions	(62,419,289)	50,628,768	(56,637,102)	(18,602,612)	(135,457,950)	(43,357)
Net Increase/(Decrease) in Net Assets	(35,065,420)	28,987,816	(42,076,163)	(44,396,437)	(145,484,195)	(3,433,103)
Net Assets:
Beginning of year	403,632,543	374,644,727	204,165,495	248,561,932	370,426,591	373,859,694
End of year	$368,567,123	$403,632,543	$162,089,332	$204,165,495	$224,942,396	$370,426,591

See Notes to Financial Statements

	HIGH INCOME BOND FUND		MUNICIPAL HIGH INCOME FUND		MUNICIPAL IMPACT FUND
	Fiscal Year Ended October 31, 2019	Fiscal Year Ended October 31, 2018	Fiscal Year Ended October 31, 2019	Fiscal Year Ended October 31, 2018	Fiscal Year Ended October 31, 2019	Fiscal Year Ended October 31, 2018
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$125,770,466	$133,388,892	$3,222,739	$3,316,441	$1,373,564	$1,345,510
Net realized gain/(loss) on investments	(21,842,323)	(1,932,147)	206,883	(34,213)	263,062	(45,851)
Change in net unrealized appreciation/ (depreciation) of investments	68,454,711	(134,280,078)	4,734,468	(1,859,064)	3,126,668	(2,230,292)
Net increase/(decrease) in net assets resulting from operations	172,382,854	(2,823,333)	8,164,090	1,423,164	4,763,294	(930,633)
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(4,874,294)	(5,422,349)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(79,294,224)	(72,816,234)	(3,177,326)	(3,287,513)	(1,372,101)	(1,443,780)
Class A	(1,734,014)	(2,673,205)	(32,234)	(17,287)	(1,135)	(236)
Class C	(627,957)	(828,514)	(12,732)	(11,641)	(328)	(165)
Class R3	(199,809)	(495,622)	—	—	—	—
Class R6	(38,976,423)	(51,152,375)	—	—	—	—
Tax return of capital:
Investor Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Total distributions to shareholders	(125,706,721)	(133,388,299)	(3,222,292)	(3,316,441)	(1,373,564)	(1,444,181)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	5,550,693	6,947,368	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	1,098,520,829	297,994,293	49,388,141	18,281,478	6,390,443	117,859
Class A	72,800,536	50,258,078	1,520,083	993,763	51,600	25,000
Class C	639,343	485,571	402,974	176,994	—	25,000
Class R3	2,148,689	2,601,101	—	—	—	—
Class R6	184,071,040	109,461,329	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	4,590,454	5,134,051	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	62,063,355	61,548,532	3,177,326	3,287,163	1,252,176	1,302,870
Class A	1,529,427	2,358,947	23,380	14,218	610	—
Class C	379,715	504,395	12,119	10,964	—	—
Class R3	186,999	474,730	—	—	—	—
Class R6	38,201,120	51,034,547	—	—	—	—
Payments for shares redeemed:
Investor Class	(19,317,111)	(25,981,873)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(922,417,021)	(605,988,407)	(22,364,490)	(28,135,064)	(4,338,660)	(6,284,465)
Class A	(86,983,742)	(88,898,895)	(1,305,985)	(428,095)	(563)	—
Class C	(5,313,543)	(7,601,966)	(253,812)	(438,255)	—	—
Class R3	(1,720,932)	(11,400,746)	—	—	—	—
Class R6	(200,607,639)	(895,187,336)	—	—	—	—
Net increase/(decrease) from Fund share transactions	234,322,212	(1,046,256,281)	30,599,736	(6,236,834)	3,355,606	(4,813,736)
Net Increase/(Decrease) in Net Assets	280,998,345	(1,182,467,913)	35,541,534	(8,130,111)	6,745,336	(7,188,550)
Net Assets:
Beginning of year	2,065,494,845	3,247,962,758	88,936,165	97,066,276	52,356,933	59,545,483
End of year	$2,346,493,190	$2,065,494,845	$124,477,699	$88,936,165	$59,102,269	$52,356,933

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Income Funds

	MUNICIPAL INTERMEDIATE BOND FUND		SHORT DURATION BOND FUND		SHORT DURATION HIGH INCOME FUND
	Fiscal Year Ended October 31, 2019	Fiscal Year Ended October 31, 2018	Fiscal Year Ended October 31, 2019	Fiscal Year Ended October 31, 2018	Fiscal Year Ended October 31, 2019	Fiscal Year Ended October 31, 2018
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$5,119,352	$5,385,813	$2,027,253	$1,382,450	$2,334,839	$3,507,351
Net realized gain/(loss) on investments	706,336	394,041	975,193	(528,251)	(582,620)	(616,131)
Change in net unrealized appreciation/ (depreciation) of investments	11,202,697	(8,093,658)	958,175	(678,978)	1,280,941	(2,446,823)
Net increase/(decrease) in net assets resulting from operations	17,028,385	(2,313,804)	3,960,621	175,221	3,033,160	444,397
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(341,134)	(332,693)	(543,998)	(423,220)	—	—
Trust Class	—	—	(46,548)	(43,247)	—	—
Institutional Class	(5,025,234)	(5,623,892)	(1,668,703)	(1,205,726)	(2,255,053)	(3,406,763)
Class A	(97,963)	(158,732)	(38,076)	(34,737)	(43,541)	(64,942)
Class C	(48,880)	(49,027)	(21,580)	(13,382)	(38,238)	(33,421)
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Tax return of capital:
Investor Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Total distributions to shareholders	(5,513,211)	(6,164,344)	(2,318,905)	(1,720,312)	(2,336,832)	(3,505,126)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	2,673,297	862,997	2,295,757	1,138,004	—	—
Trust Class	—	—	173,455	809,716	—	—
Institutional Class	26,733,857	46,378,636	34,487,723	32,614,223	10,524,818	36,893,274
Class A	213,843	1,974,554	3,626,142	3,182,157	220,766	206,496
Class C	218,268	645,544	595,261	184,349	302,430	105,402
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	282,271	274,435	513,869	393,371	—	—
Trust Class	—	—	46,494	43,113	—	—
Institutional Class	784,427	1,977,904	1,668,558	1,193,248	2,122,723	3,402,460
Class A	87,409	138,245	35,328	22,468	43,279	64,200
Class C	31,588	31,538	16,880	9,600	37,079	32,423
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	(3,198,034)	(1,633,021)	(2,272,690)	(4,254,735)	—	—
Trust Class	—	—	(366,026)	(1,025,943)	—	—
Institutional Class	(59,849,074)	(36,596,803)	(35,639,765)	(50,873,041)	(63,190,184)	(73,662,349)
Class A	(5,275,378)	(2,086,570)	(4,373,616)	(4,216,077)	(269,884)	(1,701,288)
Class C	(1,034,366)	(518,961)	(430,313)	(580,956)	(294,682)	(234,427)
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Net increase/(decrease) from Fund share transactions	(38,331,892)	11,448,498	377,057	(21,360,503)	(50,503,655)	(34,893,809)
Net Increase/(Decrease) in Net Assets	(26,816,718)	2,970,350	2,018,773	(22,905,594)	(49,807,327)	(37,954,538)
Net Assets:
Beginning of year	226,814,337	223,843,987	80,259,095	103,164,689	80,443,752	118,398,290
End of year	$199,997,619	$226,814,337	$82,277,868	$80,259,095	$30,636,425	$80,443,752

See Notes to Financial Statements

	STRATEGIC INCOME FUND		UNCONSTRAINED BOND FUND
	Fiscal Year Ended October 31, 2019	Fiscal Year Ended October 31, 2018	Fiscal Year Ended October 31, 2019	Fiscal Year Ended October 31, 2018
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$103,364,207	$105,194,467	$2,925,118	$3,027,562
Net realized gain/(loss) on investments	(47,818,066)	(4,510,012)	(6,529,405)	4,192,046
Change in net unrealized appreciation/ (depreciation) of investments	146,197,897	(128,393,528)	1,872,047	(5,898,198)
Net increase/(decrease) in net assets resulting from operations	201,744,038	(27,709,073)	(1,732,240)	1,321,410
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	—	—	—	—
Trust Class	(352,311)	(666,656)	—	—
Institutional Class	(79,965,455)	(89,950,897)	(882,144)	(1,051,783)
Class A	(3,745,676)	(6,442,351)	(2,959)	(8,719)
Class C	(2,800,544)	(4,041,756)	(419)	(340)
Class R3	—	—	—	—
Class R6	(11,106,490)	(13,390,292)	(1,447,692)	(1,335,252)
Tax return of capital:
Investor Class	(56,210)	—	—	—
Institutional Class	(11,550,914)	—	(285,343)	—
Class A	(609,707)	—	(1,380)	—
Class C	(577,578)	—	(260)	—
Class R6	(1,563,839)	—	(486,767)	—
Total distributions to shareholders	(112,328,724)	(114,491,952)	(3,106,964)	(2,396,094)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—
Trust Class	2,901,774	6,900,607	—	—
Institutional Class	879,370,988	915,494,401	11,948,133	18,574,275
Class A	60,999,530	56,054,640	85,233	74,866
Class C	14,049,457	15,262,480	2,408	3,219
Class R3	—	—	—	—
Class R6	79,664,923	56,909,714	527,659	1,603,489
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—
Trust Class	378,573	653,788	—	—
Institutional Class	72,400,190	69,587,423	1,157,053	1,043,971
Class A	3,427,640	5,736,595	1,256	7,523
Class C	2,600,637	3,126,914	98	26
Class R3	—	—	—	—
Class R6	12,641,352	13,389,897	1,933,596	1,334,728
Payments for shares redeemed:
Investor Class	—	—	—	—
Trust Class	(14,409,674)	(7,203,953)	—	—
Institutional Class	(886,525,556)	(696,395,584)	(33,856,766)	(21,155,287)
Class A	(114,938,262)	(85,486,267)	(309,224)	(142,769)
Class C	(42,130,513)	(39,754,532)	(8)	(11,452)
Class R3	—	—	—	—
Class R6	(149,256,458)	(16,455,779)	(21,998,104)	(820,566)
Net increase/(decrease) from Fund share transactions	(78,825,399)	297,820,344	(40,508,666)	512,023
Net Increase/(Decrease) in Net Assets	10,589,915	155,619,319	(45,347,870)	(562,661)
Net Assets:
Beginning of year	2,870,973,668	2,715,354,349	98,517,889	99,080,550
End of year	$2,881,563,583	$2,870,973,668	$53,170,019	$98,517,889

Notes to Financial Statements Income Funds

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Income Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Each of Neuberger Berman Core Bond Fund ("Core Bond"), Neuberger Berman Emerging Markets Debt Fund ("Emerging Markets Debt"), Neuberger Berman Floating Rate Income Fund ("Floating Rate Income"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Municipal High Income Fund ("Municipal High Income"), Neuberger Berman Municipal Impact Fund ("Municipal Impact"), Neuberger Berman Municipal Intermediate Bond Fund ("Municipal Intermediate Bond"), Neuberger Berman Short Duration Bond Fund ("Short Duration"), Neuberger Berman Short Duration High Income Fund ("Short Duration High Income"), Neuberger Berman Strategic Income Fund ("Strategic Income") and Neuberger Berman Unconstrained Bond Fund ("Unconstrained Bond") (each individually a "Fund," and collectively, the "Funds") is a separate operating series of the Trust. Each Fund (except Emerging Markets Debt) is diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund (Unconstrained Bond became diversified in December 2017). Additionally, Municipal Impact became diversified in June 2018 in connection with its investment strategy change. Four Funds offer Investor Class shares, two offer Trust Class shares, eleven offer Institutional Class shares, eleven offer Class A shares, eleven offer Class C shares, one offers Class R3 shares and four offer Class R6 shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management" or "NBIA") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in equity securities, exchange-traded funds ("ETFs") and exchange-traded options purchased for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Funds' investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available ("Other Market Information").

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information, which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

Municipal Debt Securities. Inputs used to value municipal debt securities include current trades, bid-wanted lists (which informs the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, and specific data on specialty issues.

Emerging Markets Debt, Sovereign Debt, and Quasi-Sovereign Debt. Inputs used to value emerging markets debt, sovereign debt and quasi-sovereign debt generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of forward contracts is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of futures is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of bond forwards is determined by Management by obtaining valuations from independent pricing services using a model that considers the current price of the underlying bond and the forward curve (Level 2 inputs).

The value of interest rate swaps is determined by Management primarily by obtaining valuations from independent pricing services based on references to the underlying rates including the local overnight index swap rate and the respective interbank offered forward rate to produce the daily price. The present value is calculated based off of expected cash flows based on swap parameters along with reference to the underlying yield curve and reference rate (generally Level 2 inputs).

The value of credit default swaps is determined by Management by obtaining valuations from independent pricing services using a model that considers a number of factors, which may include default probabilities, credit curves, recovery rates and cash flows (Level 2 inputs).

The value of cross currency swaps is determined by Management by obtaining valuations from independent pricing services based on present value of expected cash flows based on swap parameters along with reference to the underlying yield curve and reference rate (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of ICE Data Pricing and Reference Data LLC ("ICE") to evaluate the prices of foreign debt securities as of the time as of which a Fund's share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the absence of precise information about the market values of these foreign securities as of the time as of which a Fund's share price is calculated, the Board has determined on the basis of available data that prices evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: Core Bond, Emerging Markets Debt, Floating Rate Income, High Income, Short Duration, Short Duration High Income, Strategic Income and Unconstrained Bond may invest in foreign securities denominated in foreign currencies. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as a Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which certain of the Funds participated as a class member. The amounts of such proceeds for the year ended October 31, 2019, were $5,211, $19,428 and $150 for Core Bond, Short Duration and Strategic Income, respectively.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2019, the Funds did not have any unrecognized tax positions.

At October 31, 2019, selected Fund information for all long security positions and derivative instruments, if any, for U.S. federal income tax purposes was as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Core Bond	$369,180,986	$12,747,417	$3,019,699	$9,727,718
Emerging Markets Debt	157,806,292	9,965,240	11,056,715	(1,091,475)
Floating Rate Income	237,405,606	833,004	7,306,101	(6,473,097)
High Income	2,268,612,534	70,443,416	27,183,755	43,259,661
Municipal High Income	123,876,976	4,305,713	603,324	3,702,389
Municipal Impact	55,397,920	2,722,965	10,754	2,712,211
Municipal Intermediate Bond	193,182,249	8,407,210	150,921	8,256,289
Short Duration	85,366,602	293,198	422,573	(129,375)
Short Duration High Income	30,109,996	428,646	252,407	176,239
Strategic Income	3,342,010,123	92,335,814	43,410,589	48,925,225
Unconstrained Bond	51,180,784	5,286,269	5,945,454	(659,185)

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Funds. For the year ended October 31, 2019, the Funds recorded the following permanent reclassifications primarily related to one or more of the following: gains (losses) & tax adjustments on securities redeemed in kind; adjustments to the prior period accumulated balances, distribution in excess and expiration of capital loss carryforwards. For the year ended October 31, 2019, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Distributable Earnings
Core Bond	$—	$—
Emerging Markets Debt	(61,268)	61,268
Floating Rate Income	(835,287)	835,287
High Income	—	—
Municipal High Income	(259,704)	259,704
Municipal Impact	(156,098)	156,098
Municipal Intermediate Bond	(351,020)	351,020
Short Duration	(1,276,932)	1,276,932
Short Duration High Income	—	—
Strategic Income	(1,794,895)	1,794,895
Unconstrained Bond	—	—

The tax character of distributions paid during the years ended October 31, 2019, and October 31, 2018, was as follows:

	Distributions Paid From:
	Taxable Income		Tax-Exempt Income		Long-Term Capital Gain		Return of Capital		Total
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
Core Bond	$10,394,896	$10,267,476	$—	$—	$—	$—	$2,132,688	$1,209,987	$12,527,584	$11,477,463
Emerging Markets Debt	6,290,981	7,317,963	—	—	—	—	4,099,521	4,140,579	10,390,502	11,458,542
Floating Rate Income	14,497,918	15,303,326	—	—	—	—	—	—	14,497,918	15,303,326
High Income	125,706,721	133,388,300	—	—	—	—	—	—	125,706,721	133,388,300
Municipal High Income	9,859	3,005	3,212,433	3,313,436	—	—	—	—	3,222,292	3,316,441
Municipal Impact	18,138	68	1,250,658	1,345,559	104,768	98,554	—	—	1,373,564	1,444,181
Municipal Intermediate Bond	644,458	—	4,450,231	5,385,850	418,522	778,494	—	—	5,513,211	6,164,344
Short Duration	2,318,905	1,720,312	—	—	—	—	—	—	2,318,905	1,720,312
Short Duration High Income	2,336,832	3,505,126	—	—	—	—	—	—	2,336,832	3,505,126
Strategic Income	97,970,476	114,491,952	—	—	—	—	14,358,248	—	112,328,724	114,491,952
Unconstrained Bond	2,333,214	2,396,094	—	—	—	—	773,750	—	3,106,964	2,396,094

As of October 31, 2019, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income/(Loss)	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Core Bond	$—	$—	$—	$9,754,503	$(2,341,288)	$(1,752,622)	$5,660,593
Emerging Markets Debt	—	—	—	(1,086,785)	(6,330,274)	(35,214)	(7,452,273)
Floating Rate Income	49,875	—	—	(6,473,097)	(22,828,969)	(61,407)	(29,313,598)
High Income	1,880,603	—	—	43,259,661	(147,896,652)	(1,634,401)	(104,390,789)
Municipal High Income	—	—	—	3,702,389	(1,437,421)	(15,617)	2,249,351
Municipal Impact	—	—	281,996	2,712,211	—	(9,094)	2,985,113
Municipal Intermediate Bond	—	—	313,357	8,256,289	—	(370,295)	8,199,351
Short Duration	176,037	—	—	(129,375)	(4,862,634)	(3,967)	(4,819,939)
Short Duration High Income	1,453	—	—	176,239	(15,284,605)	(2,321)	(15,109,234)
Strategic Income	—	—	—	48,852,284	(68,714,232)	(15,191,409)	(35,053,357)
Unconstrained Bond	—	—	—	(600,115)	(13,137,826)	(18,540)	(13,756,481)

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and/or recognized on wash sales and straddles; timing differences of fund level distributions, mark-to-market adjustments on swaps, futures and forwards; amortization of bond premium, bank loan tax adjustments, loss limitation due to ownership change, unamortized organization expenses and tax adjustments related to treasury inflation protection securities, ("TIPS"), swap contracts and other investments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2019, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Capital Loss Carryforwards
	Long-Term		Short-Term
Core Bond	$2,341,288		$—
Emerging Markets Debt	4,464,800		1,865,474
Floating Rate Income	16,232,079		6,596,890
High Income	136,964,311		10,932,341
Municipal High Income	589,877		847,544
Municipal Impact	—		—
Municipal Intermediate Bond	—		—
Short Duration	4,342,151		520,483
Short Duration High Income	11,720,663	*	3,563,942	*
Strategic Income	68,714,232		—
Unconstrained Bond	3,789,876		9,347,950

*  Future utilization is limited under current tax regulation.

During the year ended October 31, 2019, Core Bond, Emerging Markets Debt, Municipal High Income, Municipal Impact and Short Duration, utilized capital loss carryforwards of $5,960,710, $532,754, $183,838, $45,851 and $583,440, respectively.

During the year ended October 31, 2019, Floating Rate Income and Short Duration had capital loss carryforwards expire of $835,287 and $1,276,932, respectively.

6  Distributions to shareholders: Each Fund earns income, net of expenses, daily on its investments. Ordinarily, distributions from net investment income are declared on each business day and paid monthly, and distributions from net realized capital gains, if any, are generally distributed once a year (usually in December). Distributions to shareholders are recorded on the ex-date.

7  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.

8  Dollar rolls: Core Bond, Emerging Markets Debt, Floating Rate Income, High Income, Short Duration, Short Duration High Income, Strategic Income and Unconstrained Bond may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, a Fund forgoes principal and interest payments on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

9  When-issued/delayed delivery securities: Each Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to a Fund until payment takes place. At the time a Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued and delayed delivery transactions can have a leverage-like effect on a Fund, which can increase fluctuations in the Fund's NAV. Certain risks may arise upon entering into when-issued or delayed delivery securities transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

10  Foreign taxes: Foreign taxes withheld pertaining to interest or dividends, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Emerging Markets Debt and Strategic Income accrue capital gains tax on unrealized and realized gains for certain securities. At October 31, 2019, Emerging Markets Debt and Strategic Income had accrued capital gains taxes of $80,977 and $2,654 respectively, which is reflected in the Statements of Assets and Liabilities. For the year ended October 31, 2019, Emerging Markets Debt and Strategic Income had realized capital gains taxes of $6,898 and $3,788, respectively, which is reflected in the Statements of Operations.

11  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

12  Securities lending: Each Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statements of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.

The initial cash collateral received by a Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and a Fund until the close of the transaction. A Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

As of October 31, 2019, the Funds did not participate in securities lending.

13  Derivative instruments: Certain Funds' use of derivatives during the year ended October 31, 2019, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at October 31, 2019. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Futures contracts: During the year ended October 31, 2019, Core Bond used futures to manage or adjust the risk profile and investment exposure of the Fund, including to adjust the duration and yield curve exposure of the Fund's portfolio. During the year ended October 31, 2019, Emerging Markets Debt and Short Duration used futures for economic hedging purposes, including as a maturity or duration management device. During the year ended October 31, 2019, Strategic Income and Unconstrained Bond used futures to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets, currencies or securities, adjust the duration of the Fund's portfolio and to enhance total return.

At the time a Fund enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

Bond forward contracts: During the year ended October 31, 2019, Strategic Income used bond forwards to obtain economic exposure in the Fund to certain markets and securities. A bond forward is a contractual agreement between a Fund and another party to buy or sell an underlying asset at an agreed-upon future price and date. In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward. If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed-upon period. Generally, the value of the bond forward will change based on changes in the value of the underlying asset. Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract). If there is no cash exchanged at the time a Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to-market profit on the contract and any delays or limitations on the Fund's ability to sell or otherwise use the investments posted as collateral for the bond forward.

Forward foreign currency contracts: During the year ended October 31, 2019, Emerging Markets Debt used forward contracts to manage or adjust views on foreign exchange rate movements and currency exposure, to apply foreign exchange leverage, and to gain exposure to the markets where the portfolio managers believe these instruments provide better liquidity and value than bonds. During the year ended October 31, 2019, Strategic Income used forward contracts to manage or adjust the risk profile for foreign currency exposures in the Fund, to obtain or reduce economic exposure, to establish net short or long positions for markets or securities and to enhance total return. During the year ended October 31, 2019, Unconstrained Bond used forward contracts to obtain or reduce exposure to certain markets, to establish net short or long positions for currencies, hedge risk and to enhance total return.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) on settlement of forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund's Statement of Assets and Liabilities. In addition, a Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.

Credit default swap contracts: During the year ended October 31, 2019, Emerging Markets Debt used credit default swaps to manage or adjust credit risk of the Fund, to take advantage of the portfolio managers' views on credit risk, market pricing of credit events and in an effort to leverage risk exposures by selling protection. During the year ended October 31, 2019, Strategic Income and Unconstrained Bond used credit default swaps for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return. When a Fund is the buyer of a credit default swap contract, it is entitled to receive the notional amount of the swap from the counterparty if a credit event occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make (or the risk of loss) would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may add economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The net periodic payments paid or received on the swap contract are accrued daily as a component of unrealized appreciation/(depreciation) and are recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation/(depreciation) in an amount equal to the daily valuation of swaps. For financial reporting purposes, unamortized upfront payments/(receipts), if any, are netted with unrealized appreciation or (depreciation) and net interest received or paid on swap contracts to determine the fair value of swaps.

Interest rate swap contracts: During the year ended October 31, 2019, Emerging Markets Debt used interest rate swaps to manage or adjust interest rate risk of the Fund, to take advantage of the portfolio managers' views on interest rates and market pricing of future monetary policy, to obtain exposure on a maturity horizon where bonds are illiquid or are unavailable, and to obtain leveraged rate positions. During the year ended October 31, 2019, Unconstrained Bond used interest rate swaps to hedge risk, manage or adjust the risk profile of the Fund, obtain or reduce exposure to certain markets, establish net short positions for individual markets, adjust the duration of the Fund's portfolio, alter the Fund's exposure to interest rates and to enhance total return. Under the terms of interest rate swaps, the Fund agrees to pay the swap counterparty a fixed-rate payment in exchange for the counterparty's paying the Fund a variable-rate payment, or the Fund agrees to pay the swap counterparty a variable-rate payment in exchange for the counterparty's paying the Fund a fixed-rate payment. The fixed-rate and variable-rate payment flows are paid by one party to the other on a periodic basis and netted against each other when applicable. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any interest rate swaps, marked to market daily. There is no guarantee that these interest rate swap transactions will be successful in reducing or limiting risk.

Risks may arise if the counterparty to an interest rate swap contract fails to comply with the terms of its contract. The loss incurred due to the failure of a counterparty is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/losses in conjunction with the actual net payment or receipt of such amounts. The reclassifications do not impact the Fund's total net assets or its total net increase (decrease) in net assets resulting from operations.

Centrally cleared swap contracts: Certain clearinghouses currently offer clearing for limited types of derivative transactions. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty that is then cleared through a central clearinghouse. Upon acceptance of a swap by a central clearinghouse, the original swap is extinguished and replaced with a swap with the clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of the original counterparty. A Fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse. The daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the centrally clearing party. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation and net interest received or paid on swap contracts to determine the fair value of swaps.

Cross currency swap contracts: During the year ended October 31, 2019, Emerging Markets Debt used cross currency swaps to manage or adjust interest rate risk of the Fund, to take advantage of the portfolio managers' views on interest rates and market pricing of future monetary policy, to obtain exposure on a maturity horizon where bonds are illiquid or are unavailable, and to obtain leveraged rate positions. Cross currency swaps are interest rate swaps in which interest payments and principal amounts are exchanged in two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. The entire principal value of a cross currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management. Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/losses in conjunction with the actual net payment or receipt of such amounts. The reclassifications do not impact the Fund's total net assets or its total net increase/(decrease) in net assets resulting from operations.

Options: During the year ended October 31, 2019, Unconstrained Bond used options on exchange-traded futures contracts ("futures option") to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets, currencies or securities, adjust the duration of the Fund's portfolio and to enhance total return.

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated. For purchased call options, a Fund's loss is limited to the amount of the option premium paid.

Premiums received by a Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.

When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that a Fund has written expires unexercised, a Fund will realize a gain for the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

A Fund may write or purchase futures option to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A futures option is an option contract in which the underlying instrument is a specific futures contract.

At October 31, 2019, the Funds listed below had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives
Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Credit Risk	Total
Core Bond
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$33,427	$13,517	$—	$46,944
Total Value—Assets		$33,427	$13,517	$—	$46,944
Emerging Markets Debt
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$316,927	$—	$—	$316,927
Forward contracts	Receivable for forward foreign currency contracts	—	1,222,677	—	1,222,677
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	770,178	—	—	770,178
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	879,168	—	—	879,168
Total Value—Assets		$1,966,273	$1,222,677	$—	$3,188,950

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Credit Risk	Total
Short Duration
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$13,078	$—	$—	$13,078
Total Value—Assets		$13,078	$—	$—	$13,078
Strategic Income
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$6,794,743	$80,875	$—	$6,875,618
Bond forward contracts	Receivable for bond forward contracts	6,289	—	—	6,289
Forward contracts	Receivable for forward foreign currency contracts	—	2,785,266	—	2,785,266
Total Value—Assets		$6,801,032	$2,866,141	$—	$9,667,173
Unconstrained Bond
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$1,188,414	$—	$—	$1,188,414
Forward contracts	Receivable for forward foreign currency contracts	—	3,940,456	—	3,940,456
Centrally cleared swaps	Receivable/Payable for variation margin on centrally cleared swap contracts(a)	18,737	—	126,288	145,025
Total Value—Assets		$1,207,151	$3,940,456	$126,288	$5,273,895
Liability Derivatives
Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Credit Risk	Total
Core Bond
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(175,260)	$—	$—	$(175,260)
Total Value—Liabilities		$(175,260)	$—	$—	$(175,260)
Emerging Markets Debt
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(95,749)	$—	$—	$(95,749)
Forward contracts	Payable for forward foreign currency contracts	—	(1,061,948)	—	(1,061,948)
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	(396,389)	—	—	(396,389)

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Credit Risk	Total
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	$(101,363)	$(236,961)	$(433,626)	$(771,950)
Total Value—Liabilities		$(593,501)	$(1,298,909)	$(433,626)	$(2,326,036)
Short Duration
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(55,219)	$—	$—	$(55,219)
Total Value—Liabilities		$(55,219)	$—	$—	$(55,219)
Strategic Income
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(1,363,238)	$(25,587)	$—	$(1,388,825)
Bond forward contracts	Payable for bond forward contracts	(57,594)	—	—	(57,594)
Forward contracts	Payable for forward foreign currency contracts	—	(2,091,200)	—	(2,091,200)
Total Value—Liabilities		$(1,420,832)	$(2,116,787)	$—	$(3,537,619)
Unconstrained Bond
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(540,679)	$—	$—	$(540,679)
Forward contracts	Payable for forward foreign currency contracts	—	(4,501,449)	—	(4,501,449)
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	(42,285)	—	(1,617,146)	(1,659,431)
Total Value—Liabilities		$(582,964)	$(4,501,449)	$(1,617,146)	$(6,701,559)

(a)  "Centrally cleared swaps" and "over-the-counter swaps" reflect the cumulative unrealized appreciation/(depreciation) of the centrally cleared swap or over-the-counter swap contracts plus accrued interest as of October 31, 2019, which are reflected in the Statements of Assets and Liabilities under the captions "Receivable/Payable for accumulated variation margin on centrally cleared swap contracts" and "Over-the-counter swap contracts, at value", respectively.

The impact of the use of these derivative instruments on the Statements of Operations during the year ended October 31, 2019, was as follows:

Realized Gain/(Loss)
Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Credit Risk	Total
Core Bond
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	$(859,357)	$(226,116)	$—	$(1,085,473)
Total Realized Gain/(Loss)		$(859,357)	$(226,116)	$—	$(1,085,473)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Credit Risk	Total
Emerging Markets Debt
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	$(801,668)	$—	$—	$(801,668)
Forward contracts	Net realized gain/(loss) on: Settlement of forward foreign currency contracts	—	(378,541)	—	(378,541)
Swaps	Net realized gain/(loss) on: Expiration or closing of swap contracts	(166,175)	(80,485)	(21,462)	(268,122)
Total Realized Gain/(Loss)		$(967,843)	$(459,026)	$(21,462)	$(1,448,331)
Short Duration
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	$298,521	$—	$—	$298,521
Total Realized Gain/(Loss)		$298,521	$—	$—	$298,521
Strategic Income
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	$(86,753,398)	$89,779	$—	$(86,663,619)
Bond forward contracts	Net realized gain/(loss) on: Settlement of bond forward contracts	368,492	—	—	368,492
Forward contracts	Net realized gain/(loss) on: Settlement of forward foreign currency contracts	—	14,608,706	—	14,608,706
Swaps	Net realized gain/(loss) on: Expiration or closing of swap contracts	—	—	220,213	220,213
Total Realized Gain/(Loss)		$(86,384,906)	$14,698,485	$220,213	$(71,466,208)
Unconstrained Bond
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	$(7,218,044)	$—	$—	$(7,218,044)
Forward contracts	Net realized gain/(loss) on: Settlement of forward foreign currency contracts	—	2,691,516	—	2,691,516
Swaps	Net realized gain/(loss) on: Expiration or closing of swap contracts	—	—	(656,829)	(656,829)
Total Realized Gain/(Loss)		$(7,218,044)	$2,691,516	$(656,829)	$(5,183,357)

Change in Appreciation/(Depreciation)
Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Credit Risk	Total
Core Bond
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	$(306,287)	$(17,249)	$—	$(323,536)
Total Change in Appreciation/(Depreciation)		$(306,287)	$(17,249)	$—	$(323,536)
Emerging Markets Debt
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	$219,635	$—	$—	$219,635
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: Forward foreign currency contracts	—	581,479	—	581,479
Swaps	Change in net unrealized appreciation/(depreciation) in value of: Swap contracts	1,648,249	(175,693)	(398,674)	1,073,882
Total Change in Appreciation/(Depreciation)		$1,867,884	$405,786	$(398,674)	$1,874,996
Short Duration
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	$(15,766)	$—	$—	$(15,766)
Total Change in Appreciation/(Depreciation)		$(15,766)	$—	$—	$(15,766)
Strategic Income
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	$(13,018,223)	$25,334	$—	$(12,992,889)
Bond forward contracts	Change in net unrealized appreciation/(depreciation) in value of: Bond forward contracts	(51,305)	—	—	(51,305)
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: Forward foreign currency contracts	—	(3,389,038)	—	(3,389,038)
Total Change in Appreciation/(Depreciation)		$(13,069,528)	$(3,363,704)	$—	$(16,433,232)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Credit Risk	Total
Unconstrained Bond
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	$(453,807)	$—	$—	$(453,807)
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: Forward foreign currency contracts	—	(1,309,061)	—	(1,309,061)
Swaps	Change in net unrealized appreciation/(depreciation) in value of: Swap contracts	(57,796)	—	36,070	(21,726)
Total Change in Appreciation/(Depreciation)		$(511,603)	$(1,309,061)	$36,070	$(1,784,594)

While the Funds may receive redeemable preference shares, rights and warrants in connection with their investments in securities, these preference shares, rights and warrants are not considered "derivative instruments" under ASC 815.

Management has concluded that the Funds, except Core Bond, Emerging Markets Debt, Short Duration, Strategic Income and Unconstrained Bond, did not hold any derivative instruments during the year ended October 31, 2019, that require additional disclosures pursuant to ASC 815.

The Funds are required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. Emerging Markets Debt, Strategic Income and Unconstrained Bond held investments in these securities at October 31, 2019. The Funds' derivative assets and liabilities at fair value by type are reported gross in the Statements of Assets and Liabilities. The following tables present derivative assets and liabilities, by counterparty, net of amounts available for offset under a master netting or similar agreement and net of the related collateral received by a Fund for assets and pledged by a Fund for liabilities as of October 31, 2019.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Emerging Markets Debt
Over-the-counter swap contracts	$879,168	$—	$879,168
Forward contracts	1,222,677	—	1,222,677
Total	$2,101,845	$—	$2,101,845
Strategic Income
Bond forward contracts	$6,289	$—	$6,289
Forward contracts	2,785,266	—	2,785,266
Total	$2,791,555	$—	$2,791,555
Unconstrained Bond
Forward contracts	$3,940,456	$—	$3,940,456
Total	$3,940,456	$—	$3,940,456

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
Emerging Markets Debt
CITI	$225,636	$(225,636)	$—	$—
GSI	762,866	(568,517)	(194,349)	—
HSBC	4,137	(4,137)	—	—
JPM	646,975	(646,975)	—	—
MS	89,275	(39,045)	—	50,230
SCB	245,764	(133,237)	—	112,527
SSB	127,192	(127,192)	—	—
Total	$2,101,845	$(1,744,739)	$(194,349)	$162,757
Strategic Income
CITI	$3,864	$—	$—	$3,864
GSI	2,526,322	(1,864,256)	(660,000)	2,066
JPM	48,080	(48,080)	—	—
MS	18,980	(18,980)	—	—
SCB	194,309	(112,483)	—	81,826
Total	$2,791,555	$(2,043,799)	$(660,000)	$87,756
Unconstrained Bond
CITI	$940,160	$(856,618)	$—	$83,542
GSI	899,485	(899,485)	—	—
JPM	596,549	(158,191)	—	438,358
RBC	480,443	(480,443)	—	—
SCB	80,010	(80,010)	—	—
SG	252,143	(252,143)	—	—
SSB	691,666	(691,666)	—	—
Total	$3,940,456	$(3,418,556)	$—	$521,900

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Emerging Markets Debt Fund
Over-the-counter swap contracts	$(771,950)	$—	$(771,950)
Forward contracts	(1,061,948)	—	(1,061,948)
Total	$(1,833,898)	$—	$(1,833,898)
Strategic Income
Bond forward contracts	$(57,594)	$—	$(57,594)
Forward contracts	(2,091,200)	—	(2,091,200)
Total	$(2,148,794)	$—	$(2,148,794)
Unconstrained Bond
Forward contracts	$(4,501,449)	$—	$(4,501,449)
Total	$(4,501,449)	$—	$(4,501,449)

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Cash Collateral Pledged(a)	Net Amount(c)
Emerging Markets Debt
CITI	$(237,947)	$225,636	$—	$(12,311)
GSI	(568,517)	568,517	—	—
HSBC	(13,242)	4,137	—	(9,105)
JPM	(678,685)	646,975	—	(31,710)
MS	(39,045)	39,045	—	—
SCB	(133,237)	133,237	—	—
SSB	(163,225)	127,192	—	(36,033)
Total	$(1,833,898)	$1,744,739	$—	$(89,159)
Strategic Income
GSI	$(1,864,256)	$1,864,256	$—	$—
JPM	(61,424)	48,080	13,344	—
MS	(110,631)	18,980	—	(91,651)
SCB	(112,483)	112,483	—	—
Total	$(2,148,794)	$2,043,799	$13,344	$(91,651)
Unconstrained Bond
CITI	$(856,618)	$856,618	$—	$—
GSI	(903,774)	899,485	4,289	—
JPM	(158,191)	158,191	—	—
RBC	(1,201,609)	480,443	590,000	(131,166)
SCB	(215,802)	80,010	—	(135,792)
SG	(377,180)	252,143	—	(125,037)
SSB	(788,275)	691,666	—	(96,609)
Total	$(4,501,449)	$3,418,556	$594,289	$(488,604)

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of October 31, 2019, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized to each counterparty as of October 31, 2019.

14  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

15  Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including ETFs, within the limitations prescribed by (a) the 1940 Act, (b) the exemptive order from the Securities and Exchange Commission ("SEC") that permits the Funds to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, subject to the terms and conditions of such order, or (c) the ETF's exemptive order or other relief. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will decrease returns.

16  Unfunded loan commitments: The Funds may enter into certain credit agreements all or a portion of which may be unfunded. The Funds are obligated to fund these commitments at the borrower's discretion. As of October 31, 2019, the value of unfunded loan commitments was $53,612 for Floating Rate Income pursuant to the following loan agreement:

Floating Rate Income

Borrower	Principal Amount	Value
Merlin Entertainments PLC, Term Loan B DD, due 10/17/2026(a)	$53,434	$53,612

(a)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2019 and changes periodically.

17  In-kind redemptions: In accordance with guidelines described in a Fund's prospectus and in accordance with procedures adopted by the Board, a Fund may distribute portfolio securities rather than cash as payment for a redemption of Fund shares ("in-kind redemption"). For financial reporting purposes, a Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended October 31, 2019, Strategic Income realized a net loss of $(1,794,284) on $31,646,140 of in-kind redemptions.

18  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, each Fund pays NBIA an investment management fee as a percentage of average daily net assets according to the following table:

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Thereafter
For Core Bond and Municipal Impact:
0.25%	0.25%	0.225%	0.225%	0.20%	0.175%	0.15%
For Emerging Markets Debt:
0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
For Floating Rate Income:
0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
For High Income:
0.48%	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%
For Municipal High Income:
0.40%	0.40%	0.375%	0.375%	0.35%	0.325%	0.30%
For Municipal Intermediate Bond(a):
0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Thereafter
For Short Duration:
0.20%	0.20%	0.20%	0.20%	0.20%	0.175%	0.15%
For Short Duration High Income and Unconstrained Bond:
0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
For Strategic Income:
0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%

(a)  0.23% of the first $500 million, 0.225% for the next $500 million, 0.20% for the next $500 million, 0.175% for the next $500 million and 0.15% in excess of $2 billion prior to September 12, 2019.

Accordingly, for the year ended October 31, 2019, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets, as follows:

Effective Rate
Core Bond	0.25%
Municipal High Income	0.40%
Municipal Impact	0.25%
Municipal Intermediate Bond	0.22%
Short Duration	0.20%

Each Fund retains NBIA as its administrator under an Administration Agreement. The administration fee is assessed at the Class level and each share class of a Fund, as applicable, pays NBIA an annual administration fee equal to the following: 0.27% for each of Investor Class, Class A, Class C and Class R3; 0.50% for Trust Class of Short Duration; 0.40% for Trust Class of Strategic Income; 0.15% for Institutional Class; and 0.05% for Class R6 (0.08% prior to December 6, 2018), each as a percentage of its average daily net assets. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.

NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations.

At October 31, 2019, contingent liabilities to NBIA under the agreements were as follows:

			Expenses Reimbursed in Year Ended October 31,
			2017	2018	2019
			Subject to Repayment until October 31,
Class	Contractual Expense Limitation(a)	Expiration	2020	2021	2022
Core Bond Investor Class	0.85%	10/31/22	$29,581	$27,349	$27,317
Core Bond Institutional Class	0.45%	10/31/22	302,617	325,526	328,676
Core Bond Class A	0.85%	10/31/22	16,842	13,557	13,844

				Expenses Reimbursed in Year Ended October 31,
				2017	2018		2019
				Subject to Repayment until October 31,
Class	Contractual Expense Limitation(a)		Expiration	2020	2021		2022
Core Bond Class C	1.60%		10/31/22	$2,798	$1,869		$1,746
Core Bond Class R6	0.35%		10/31/22	—	—		330 (b)
Emerging Markets Debt Institutional Class	0.78	%(c)	10/31/22	347,032	457,406		406,354
Emerging Markets Debt Class A	1.15	%(c)	10/31/22	1,400	15,759		15,905
Emerging Markets Debt Class C	1.90	%(c)	10/31/22	499	1,301		930
Floating Rate Income Institutional Class	0.70%		10/31/22	400,905	475,802		469,596
Floating Rate Income Class A	1.07%		10/31/22	28,087	30,445		19,217
Floating Rate Income Class C	1.82%		10/31/22	28,361	26,854		26,631
High Income Investor Class	1.00%		10/31/22	—	—		—
High Income Institutional Class	0.75%		10/31/22	—	—		—
High Income Class A	1.12%		10/31/22	9,011	11,115		16,174
High Income Class C	1.87%		10/31/22	—	—		—
High Income Class R3	1.37%		10/31/22	—	—		—
High Income Class R6	0.65	%(c)	10/31/22	—	—		—
Municipal High Income Institutional Class	0.50%		10/31/22	343,644	341,403		329,680
Municipal High Income Class A	0.87%		10/31/22	2,162	2,546		4,413
Municipal High Income Class C	1.62%		10/31/22	1,262	1,802		2,011
Municipal Impact Institutional Class	0.43	%(c)	10/31/22	—	162,783		382,133
Municipal Impact Class A	0.80%		10/31/22	—	89	(d)	400
Municipal Impact Class C	1.55%		10/31/22	—	91	(d)	225
Municipal Intermediate Bond Investor Class	0.45	%(c)	10/31/22	17,913	18,441		23.657
Municipal Intermediate Bond Institutional Class	0.30	%(c)	10/31/22	150,041	202,676		248,495
Municipal Intermediate Bond Class A	0.67	%(c)	10/31/22	4,415	6,691		5,508
Municipal Intermediate Bond Class C	1.42	%(c)	10/31/22	3,184	3,285		4,287
Short Duration Investor Class	0.59	%(c)	10/31/22	99,584	102,348		94,340
Short Duration Trust Class	0.69	%(c)	10/31/22	10,328	11,423		8,902
Short Duration Institutional Class	0.39	%(c)	10/31/22	204,660	232,853		239,009
Short Duration Class A	0.76	%(c)	10/31/22	12,847	8,714		6,786
Short Duration Class C	1.51	%(c)	10/31/22	7,070	5,866		5,488
Short Duration High Income Institutional Class	0.75%		10/31/22	209,217	234,823		256,499
Short Duration High Income Class A	1.12%		10/31/22	6,750	5,713		7,033
Short Duration High Income Class C	1.87%		10/31/22	2,485	3,512		7,021
Strategic Income Trust Class	0.94	%(c)	10/31/22	9,016	9,494		7,844
Strategic Income Institutional Class	0.59	%(c)	10/31/22	305,847	540,043		573,799
Strategic Income Class A	0.99	%(c)	10/31/22	18,909	20,071		13,789
Strategic Income Class C	1.69	%(c)	10/31/22	66,990	63,520		53,704
Strategic Income Class R6	0.49	%(c)	10/31/22	40,217	81,957		79,636

				Expenses Reimbursed in Year Ended October 31,
				2017	2018	2019
				Subject to Repayment until October 31,
Class	Contractual Expense Limitation(a)		Expiration	2020	2021	2022
Unconstrained Bond Institutional Class	0.65%		10/31/22	$114,474	$173,383	$143,135
Unconstrained Bond Class A	1.02%		10/31/22	3,521	1,991	980
Unconstrained Bond Class C	1.77%		10/31/22	266	125	161
Unconstrained Bond Class R6	0.55	%(c)	10/31/22	329,830	213,488	247,848

(a)  Expense limitation per annum of the respective class's average daily net assets.

(b)  Period from January 18, 2019 (Commencement of Operations) to October 31, 2019.

(c)  Classes that have had changes to their respective limitations are noted below.

Class	Expense Limitation	Prior to
Emerging Markets Debt Institutional Class	0.90%	2/28/17
Emerging Markets Debt Class A	1.27%	2/28/17
Emerging Markets Debt Class C	2.02%	2/28/17
High Income Class R6	0.68%	12/6/18
Municipal Impact Institutional Class	1.00%	6/18/18
Municipal Intermediate Bond Investor Class	0.65%	2/28/18
Municipal Intermediate Bond Institutional Class	0.50%	2/28/18
Municipal Intermediate Bond Class A	0.87%	2/28/18
Municipal Intermediate Bond Class C	1.62%	2/28/18
Municipal Intermediate Bond Investor Class	0.58%	9/12/19
Municipal Intermediate Bond Institutional Class	0.43%	9/12/19
Municipal Intermediate Bond Class A	0.80%	9/12/19
Municipal Intermediate Bond Class C	1.55%	9/12/19
Short Duration Investor Class	0.70%	2/28/18
Short Duration Trust Class	0.80%	2/28/18
Short Duration Institutional Class	0.50%	2/28/18
Short Duration Class A	0.87%	2/28/18
Short Duration Class C	1.62%	2/28/18
Strategic Income Trust Class	1.10%	12/1/16
Strategic Income Institutional Class	0.75%	12/1/16
Strategic Income Class A	1.15%	12/1/16
Strategic Income Class C	1.85%	12/1/16
Strategic Income Class R6	0.68%	12/1/16
Strategic Income Class R6	0.52%	12/6/18
Unconstrained Bond Class R6	0.58%	12/6/18

(d)  Period from June 19, 2018 (Commencement of Operations) to October 31, 2018.

Each Fund has agreed that each of its respective classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.

During the year ended October 31, 2019, there was no repayment to NBIA under these agreements.

Neuberger Berman Europe Limited ("NBEL"), as the sub-adviser to Emerging Markets Debt and Unconstrained Bond, is retained by NBIA to choose each Fund's investments and handle its day-to-day business for the portion of each Fund's assets allocated to it by NBIA, and receives a monthly fee paid by NBIA. As investment manager, NBIA is responsible for overseeing the investment activities of NBEL. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBEL and/or NBIA.

Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below, and bears the advertising and promotion expenses.

However, the Distributor receives fees from Core Bond's Investor Class, Strategic Income's Trust Class, High Income's Class R3, and each Fund's Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these respective classes a fee at the annual rate of 0.25% of Core Bond Investor Class', Core Bond Class A's, Emerging Markets Debt Class A's, Floating Rate Income Class A's, High Income Class A's, Municipal High Income Class A's, Municipal Impact Class A's, Municipal Intermediate Bond Class A's, Short Duration Class A's, Short Duration High Income Class A's, Strategic Income Class A's and Unconstrained Bond Class A's average daily net assets; 0.10% of Strategic Income Trust Class' average daily net assets; 0.50% of High Income Class R3's average daily net assets; and 1.00% of Core Bond Class C's, Emerging Markets Debt Class C's, Floating Rate Income Class C's, High Income Class C's, Municipal High Income Class C's, Municipal Impact Class C's, Municipal Intermediate Bond Class C's, Short Duration Class C's, Short Duration High Income Class C's, Strategic Income Class C's and Unconstrained Bond Class C's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund (except Short Duration) are generally sold with an initial sales charge of up to 4.25%. Class A shares of Short Duration are generally sold with an initial sales charge of up to 2.50%. Class A shares of each Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended October 31, 2019, Neuberger Berman, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charges	Net Initial Sales Charges
Core Bond Class A	$155	$—	$—	$—
Core Bond Class C	—	416	—	—

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charges	Net Initial Sales Charges
Emerging Markets Debt Class A	$289	$—	$—	$—
Emerging Markets Debt Class C	—	—	—	—
Floating Rate Income Class A	396	—	—	—
Floating Rate Income Class C	—	567	—	—
High Income Class A	219	—	—	—
High Income Class C	—	1,436	—	—
Municipal High Income Class A	817	—	—	—
Municipal High Income Class C	—	1,753	—	—
Municipal Impact Class A	115	—	—	—
Municipal Impact Class C	—	—	—	—
Municipal Intermediate Bond Class A	—	—	—	—
Municipal Intermediate Bond Class C	—	1,818	—	—
Short Duration Class A	393	—	—	—
Short Duration Class C	—	—	—	—
Short Duration High Income Class A	—	—	—	—
Short Duration High Income Class C	—	—	—	—
Strategic Income Class A	32,909	—	—	—
Strategic Income Class C	—	29,691	—	—
Unconstrained Bond Class A	—	—	—	—
Unconstrained Bond Class C	—	—	—	—

Note C—Securities Transactions:

During the year ended October 31, 2019, there were purchase and sale transactions of long-term securities (excluding swaps, bond forwards, forward contracts and futures) as follows:

	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
Core Bond	$566,401,703	$159,355,527	$618,770,385	$176,405,362
Emerging Markets Debt	—	120,819,953	—	154,393,301
Floating Rate Income	—	162,076,948	—	303,309,776
High Income	—	2,306,671,480	—	2,064,891,929
Municipal High Income	—	142,787,649	—	107,223,920
Municipal Impact	—	58,980,052	—	56,090,727
Municipal Intermediate Bond	—	187,896,304	—	221,165,082
Short Duration	30,365,454	82,557,727	30,354,664	78,222,006
Short Duration High Income	—	30,926,776	—	79,106,458
Strategic Income	8,631,974,442	1,744,092,483	8,820,270,506	2,098,686,089
Unconstrained Bond	41,929,354	25,331,920	55,350,229	55,876,163

During the year ended October 31, 2019, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended October 31, 2019, and October 31, 2018, was as follows:

	For the Year Ended October 31, 2019				For the Year Ended October 31, 2018
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Core Bond
Investor Class	129,288	27,784	(81,520)	75,552	82,477	23,386	(163,920)	(58,057)
Institutional Class	11,669,819	693,274	(18,958,065)	(6,594,972)	17,163,495	708,830	(12,431,092)	5,441,233
Class A	544,560	52,162	(623,991)	(27,269)	207,834	49,606	(562,776)	(305,336)
Class C	69,568	3,489	(90,610)	(17,553)	25,131	3,831	(121,673)	(92,711)
Class R6(a)	319,888	—	(408)	319,480	—	—	—	—
Emerging Markets Debt
Institutional Class	7,343,891	1,181,758	(14,437,586)	(5,911,937)	10,084,579	1,231,630	(14,503,409)	(3,187,200)
Class A	254,996	40,054	(1,016,665)	(721,615)	1,167,464	37,820	(147,859)	1,057,425
Class C	2,973	1,715	(22,545)	(17,857)	51,212	2,148	(53,869)	(509)
Floating Rate Income
Institutional Class	15,712,965	1,367,567	(29,270,410)	(12,189,878)	17,295,268	1,336,506	(18,565,746)	66,028
Class A	163,715	36,745	(1,573,396)	(1,372,936)	850,847	57,243	(600,153)	307,937
Class C	27,499	39,781	(548,500)	(481,220)	154,712	38,496	(574,130)	(380,922)
High Income
Investor Class	661,267	546,182	(2,302,538)	(1,095,089)	810,778	601,850	(3,041,624)	(1,628,996)
Institutional Class	130,670,292	7,364,804	(109,461,663)	28,573,433	34,807,312	7,202,408	(70,709,757)	(28,700,037)
Class A	8,715,029	182,231	(10,448,641)	(1,551,381)	5,862,345	276,327	(10,381,148)	(4,242,476)
Class C	77,119	45,135	(631,901)	(509,647)	56,654	59,002	(886,365)	(770,709)
Class R3	253,610	22,174	(203,094)	72,690	302,105	55,536	(1,340,945)	(983,304)
Class R6	21,665,740	4,536,329	(23,859,026)	2,343,043	12,775,937	5,957,557	(104,223,985)	(85,490,491)
Municipal High Income
Institutional Class	4,714,758	306,240	(2,195,158)	2,825,840	1,800,198	323,981	(2,775,585)	(651,406)
Class A	147,521	2,256	(126,447)	23,330	98,084	1,402	(42,363)	57,123
Class C	39,174	1,166	(24,777)	15,563	17,352	1,081	(42,984)	(24,551)
Municipal Impact
Institutional Class	369,153	72,147	(250,539)	190,761	6,964	76,973	(371,954)	(288,017)
Class A	2,985	35	(32)	2,988	1,479	—	—	1,479 (b)
Class C	—	—	—	—	1,479	—	—	1,479 (b)

	For the Year Ended October 31, 2019				For the Year Ended October 31, 2018
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Municipal Intermediate Bond
Investor Class	222,174	23,837	(266,656)	(20,645)	74,609	23,669	(140,571)	(42,293)
Institutional Class	2,275,975	66,834	(5,143,138)	(2,800,329)	3,995,544	169,707	(3,172,491)	992,760
Class A	18,211	7,453	(446,656)	(420,992)	169,612	11,947	(179,398)	2,161
Class C	18,865	2,677	(87,660)	(66,118)	55,735	2,723	(44,542)	13,916
Short Duration
Investor Class	297,520	66,255	(293,763)	70,012	147,859	51,115	(552,273)	(353,299)
Trust Class	23,502	6,290	(49,886)	(20,094)	110,271	5,879	(139,859)	(23,709)
Institutional Class	4,467,502	215,326	(4,596,654)	86,174	4,232,778	155,183	(6,588,355)	(2,200,394)
Class A	494,831	4,791	(594,127)	(94,505)	431,181	3,062	(572,912)	(138,669)
Class C	81,042	2,283	(58,438)	24,887	25,227	1,310	(79,339)	(52,802)
Short Duration High Income
Institutional Class	1,110,991	223,973	(6,662,034)	(5,327,070)	3,878,638	355,700	(7,680,206)	(3,445,868)
Class A	23,186	4,552	(28,574)	(836)	21,586	6,703	(177,501)	(149,212)
Class C	32,490	3,903	(31,114)	5,279	10,900	3,395	(24,398)	(10,103)
Strategic Income
Trust Class	269,644	35,070	(1,354,937)	(1,050,223)	634,575	60,075	(655,803)	38,847
Institutional Class	81,372,377	6,680,421	(82,606,322)	5,446,476	83,678,291	6,394,883	(63,966,130)	26,107,044
Class A	5,651,265	317,392	(10,781,417)	(4,812,760)	5,113,702	526,205	(7,800,265)	(2,160,358)
Class C	1,294,692	240,429	(3,900,160)	(2,365,039)	1,390,919	287,177	(3,638,900)	(1,960,804)
Class R6	7,388,299	1,168,591	(13,979,131)	(5,422,241)	5,242,469	1,231,503	(1,504,001)	4,969,971
Unconstrained Bond
Institutional Class	1,321,192	129,007	(3,762,920)	(2,312,721)	1,971,052	111,188	(2,236,591)	(154,351)
Class A	9,546	139	(34,285)	(24,600)	7,938	803	(15,168)	(6,427)
Class C	267	11	(1)	277	340	3	(1,215)	(872)
Class R6	58,414	215,515	(2,496,965)	(2,223,036)	168,935	142,056	(87,112)	223,879

(a)  Period from January 18, 2019 (Commencement of Operations) to October 31, 2019.

(b)  Period from June 19, 2018 (Commencement of Operations) to October 31, 2018.

Note E—Line of Credit:

At October 31, 2019, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund that is a participant has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at October 31, 2019.

During the year ended October 31, 2019, the following Fund had borrowings under the Credit Facility:

Fund	Number of Days Borrowed	Greatest Amount Borrowed	Average Interest Rate	Interest Paid(1)
Floating Rate Income	11	$40,000,000	3.37%	$25,503

(1)  Interest paid is reflected in the Statements of Operations under the caption "Interest expense."

Note F—Investments in Affiliates(a):

At October 31, 2019, the following Funds were held by other affiliated funds which are also managed by NBIA:

	Held by	Percentage of Outstanding Shares Held
Emerging Markets Debt	Neuberger Berman Global Allocation Fund	0.13%
Emerging Markets Debt	Neuberger Berman Multi-Asset Income Fund	0.40%
Floating Rate Income	Neuberger Berman Global Allocation Fund	0.17%
Floating Rate Income	Neuberger Berman Multi-Asset Income Fund	0.57%
High Income	Neuberger Berman Global Allocation Fund	0.03%
High Income	Neuberger Berman Multi-Asset Income Fund	0.06%
Short Duration High Income	Neuberger Berman Global Allocation Fund	0.59%

In addition, at October 31, 2019, affiliated persons, as defined in the 1940 Act, owned 0.34%, 8.02%, 6.83%, 2.63%, 0.04%, 0.09%, 0.00%, 13.84%, 0.48% and 0.17% of the outstanding shares of Core Bond, Emerging Markets Debt, Floating Rate Income, High Income, Municipal High Income, Municipal Impact, Municipal Intermediate Bond, Short Duration High Income, Strategic Income, and Unconstrained Bond, respectively.

(a)  Affiliated persons, as defined in the 1940 Act.

Note G—Legal Matters:

On June 1, 2015, High Income was served with a lawsuit filed in the United States Bankruptcy Court for the Southern District of New York, entitled Motors Liquidation Company Avoidance Action Trust vs. JPMorgan Chase Bank, N.A. et al. and numbered Adv. No. 09-00504 (MG). In addition to the Fund, the lawsuit also named over five hundred other institutional investors as defendants. The lawsuit did not allege any misconduct by the defendants, but sought to recover payments made by General Motors Corporation (n/k/a Motors Liquidation Company) and its affiliates (collectively, "GM") to the defendants shortly prior to and after GM's Chapter 11 bankruptcy filing on June 1, 2009 (the "Petition Date"). The complaint alleged that GM made the payments to the defendants under a certain term loan agreement, dated as of November 29, 2006, as amended by that first amendment dated as of March 4, 2009 (the "Term Loan Agreement"); that the payments occurred both during the ninety (90) days prior to the Petition Date (the "Prepetition Transfer") and after the Petition Date when all amounts due under the Term Loan Agreement were paid in full in connection with GM's postpetition financing (the "Postpetition Transfer"); that the lien purportedly securing the Term Loan Agreement was not perfected as of the Petition Date; and that the lenders under the Term Loan Agreement should therefore have been treated as unsecured creditors rather than paid in full as secured creditors. The plaintiff sought avoidance of the lien securing the Term Loan Agreement as unperfected under Section 544(a) of the Bankruptcy Code; disgorgement of all amounts paid to the defendants as Postpetition Transfer (plus interest) under Section 549 of the Bankruptcy Code; and disallowance of any bankruptcy claims of the defendants against GM until they repay all such amounts under Section 502(d) of the Bankruptcy Code. On February 1, 2019, the parties informed the Bankruptcy Court that they reached an agreement on terms to resolve the lawsuit. On May 10, 2019, the settlement agreement was signed by all the parties necessary to commence the Bankruptcy Court approval process. The Bankruptcy Court entered an order approving the settlement agreement on June 13, 2019 and as part of the settlement the Fund was reimbursed a percentage of the legal expenses incurred in defending the lawsuit (approximately $23,416).

Note H—Recent Accounting Pronouncements:

In March 2017, FASB issued Accounting Standards Update No. 2017-08, "Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"). ASU 2017-08 shortens the amortization period to the earliest call date for certain purchased callable debt securities held at a premium. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact of applying this guidance.

In August 2018, FASB issued Accounting Standards Update No. 2018-13, "Fair Value Measurement (Topic 820: Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement") ("ASU 2018-13"). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the disclosure requirements. Management has elected to adopt early the provisions that eliminate the disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

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Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Core Bond Fund
Investor Class
10/31/2019	$9.77	$0.26	$0.78	$1.04	$(0.24)	$—	$(0.06)	$(0.30)
10/31/2018	$10.31	$0.23	$(0.52)	$(0.29)	$(0.22)	$—	$(0.03)	$(0.25)
10/31/2017	$10.54	$0.20	$(0.15)	$0.05	$(0.19)	$(0.06)	$(0.03)	$(0.28)
10/31/2016	$10.37	$0.21	$0.22	$0.43	$(0.22)	$(0.04)	$—	$(0.26)
10/31/2015	$10.50	$0.22	$(0.09)	$0.13	$(0.19)	$(0.07)	$—	$(0.26)
Institutional Class
10/31/2019	$9.79	$0.30	$0.79	$1.09	$(0.29)	$—	$(0.06)	$(0.35)
10/31/2018	$10.34	$0.28	$(0.54)	$(0.26)	$(0.26)	$—	$(0.03)	$(0.29)
10/31/2017	$10.57	$0.24	$(0.15)	$0.09	$(0.23)	$(0.06)	$(0.03)	$(0.32)
10/31/2016	$10.39	$0.25	$0.23	$0.48	$(0.26)	$(0.04)	$—	$(0.30)
10/31/2015	$10.52	$0.26	$(0.08)	$0.18	$(0.24)	$(0.07)	$—	$(0.31)
Class A
10/31/2019	$9.76	$0.26	$0.78	$1.04	$(0.24)	$—	$(0.06)	$(0.30)
10/31/2018	$10.30	$0.23	$(0.52)	$(0.29)	$(0.22)	$—	$(0.03)	$(0.25)
10/31/2017	$10.53	$0.20	$(0.15)	$0.05	$(0.19)	$(0.06)	$(0.03)	$(0.28)
10/31/2016	$10.35	$0.21	$0.23	$0.44	$(0.22)	$(0.04)	$—	$(0.26)
10/31/2015	$10.49	$0.22	$(0.10)	$0.12	$(0.19)	$(0.07)	$—	$(0.26)
Class C
10/31/2019	$9.77	$0.19	$0.78	$0.97	$(0.17)	$—	$(0.06)	$(0.23)
10/31/2018	$10.31	$0.16	$(0.52)	$(0.36)	$(0.15)	$—	$(0.03)	$(0.18)
10/31/2017	$10.54	$0.13	$(0.16)	$(0.03)	$(0.11)	$(0.06)	$(0.03)	$(0.20)
10/31/2016	$10.36	$0.13	$0.23	$0.36	$(0.14)	$(0.04)	$—	$(0.18)
10/31/2015	$10.50	$0.14	$(0.09)	$0.05	$(0.12)	$(0.07)	$—	$(0.19)
Class R6
Period from 1/18/2019^ to 10/31/2019	$9.93	$0.24	$0.65	$0.89	$(0.23)	$—	$(0.06)	$(0.29)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Core Bond Fund
Investor Class
10/31/2019	$—	$10.51	10.81%[b]		$11.3	1.12%	0.85%	2.60%	147%[c]
10/31/2018	$—	$9.77	(2.83)%[b]		$9.8	1.12%	0.86%	2.32%	136%[c]
10/31/2017	$—	$10.31	0.54%[b]		$11.0	1.13%	0.86%	1.97%	175%[c]
10/31/2016	$—	$10.54	4.16%[b]		$12.1	1.15%	0.86%	2.00%	148%[c]
10/31/2015	$—	$10.37	1.28%		$12.5	1.14%	0.85%	2.08%	125%[c]
Institutional Class
10/31/2019	$—	$10.53	11.24%[b]		$332.3	0.55%	0.45%	2.98%	147%[c]
10/31/2018	$—	$9.79	(2.52)%[b]		$373.3	0.54%	0.46%	2.73%	136%[c]
10/31/2017	$—	$10.34	0.95%[b]		$338.0	0.55%	0.46%	2.37%	175%[c]
10/31/2016	$—	$10.57	4.67%[b]		$320.6	0.59%	0.46%	2.40%	148%[c]
10/31/2015	$—	$10.39	1.69%		$240.3	0.61%	0.45%	2.49%	125%[c]
Class A
10/31/2019	$—	$10.50	10.82%[b]		$19.4	0.93%	0.85%	2.60%	147%[c]
10/31/2018	$—	$9.76	(2.83)%[b]		$18.3	0.92%	0.86%	2.32%	136%[c]
10/31/2017	$—	$10.30	0.54%[b]		$22.4	0.93%	0.86%	1.96%	175%[c]
10/31/2016	$—	$10.53	4.26%[b]		$25.9	0.98%	0.86%	2.01%	148%[c]
10/31/2015	$—	$10.35	1.18%		$30.5	1.00%	0.85%	2.08%	125%[c]
Class C
10/31/2019	$—	$10.51	9.99%[b]		$2.2	1.68%	1.60%	1.85%	147%[c]
10/31/2018	$—	$9.77	(3.55)%[b]		$2.2	1.67%	1.61%	1.56%	136%[c]
10/31/2017	$—	$10.31	(0.21)%[b]		$3.3	1.68%	1.61%	1.22%	175%[c]
10/31/2016	$—	$10.54	3.49%[b]		$4.9	1.72%	1.61%	1.25%	148%[c]
10/31/2015	$—	$10.36	0.43%		$3.4	1.75%	1.60%	1.33%	125%[c]
Class R6
Period from 1/18/2019^ to 10/31/2019	$—	$10.53	9.06	%[b]*	$3.4	0.50%**	0.36%**	2.94%**	147	%c^^

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Emerging Markets Debt Fund
Institutional Class
10/31/2019	$8.03	$0.45	$0.59	$1.04	$(0.27)	$—	$(0.17)	$(0.44)
10/31/2018	$9.02	$0.46	$(0.99)	$(0.53)	$(0.29)	$—	$(0.17)	$(0.46)
10/31/2017	$8.90	$0.48	$0.10	$0.58	$(0.42)	$—	$(0.04)	$(0.46)
10/31/2016	$8.41	$0.51	$0.48	$0.99	$—	$—	$(0.50)	$(0.50)
10/31/2015	$9.94	$0.48	$(1.52)	$(1.04)	$(0.08)	$(0.01)	$(0.40)	$(0.49)
Class A
10/31/2019	$8.02	$0.42	$0.59	$1.01	$(0.24)	$—	$(0.17)	$(0.41)
10/31/2018	$9.01	$0.42	$(0.98)	$(0.56)	$(0.26)	$—	$(0.17)	$(0.43)
10/31/2017	$8.90	$0.46	$0.08	$0.54	$(0.39)	$—	$(0.04)	$(0.43)
10/31/2016	$8.41	$0.47	$0.49	$0.96	$—	$—	$(0.47)	$(0.47)
10/31/2015	$9.94	$0.45	$(1.52)	$(1.07)	$(0.08)	$(0.01)	$(0.37)	$(0.46)
Class C
10/31/2019	$8.02	$0.36	$0.59	$0.95	$(0.18)	$—	$(0.17)	$(0.35)
10/31/2018	$9.01	$0.36	$(0.99)	$(0.63)	$(0.19)	$—	$(0.17)	$(0.36)
10/31/2017	$8.90	$0.38	$0.09	$0.47	$(0.32)	$—	$(0.04)	$(0.36)
10/31/2016	$8.41	$0.41	$0.49	$0.90	$—	$—	$(0.41)	$(0.41)
10/31/2015	$9.94	$0.38	$(1.52)	$(1.14)	$(0.06)	$(0.01)	$(0.32)	$(0.39)
Floating Rate Income Fund
Institutional Class
10/31/2019	$9.85	$0.50	$(0.30)	$0.20	$(0.50)	$—	$—	$(0.50)
10/31/2018	$9.94	$0.43	$(0.09)	$0.34	$(0.43)	$—	$—	$(0.43)
10/31/2017	$9.90	$0.36	$0.04	$0.40	$(0.36)	$—	$(0.00)	$(0.36)
10/31/2016	$9.86	$0.39	$0.04	$0.43	$(0.39)	$—	$(0.00)	$(0.39)
10/31/2015	$10.11	$0.40	$(0.25)	$0.15	$(0.40)	$—	$—	$(0.40)
Class A
10/31/2019	$9.85	$0.46	$(0.29)	$0.17	$(0.47)	$—	$—	$(0.47)
10/31/2018	$9.94	$0.39	$(0.09)	$0.30	$(0.39)	$—	$—	$(0.39)
10/31/2017	$9.90	$0.32	$0.05	$0.37	$(0.33)	$—	$(0.00)	$(0.33)
10/31/2016	$9.85	$0.35	$0.05	$0.40	$(0.35)	$—	$(0.00)	$(0.35)
10/31/2015	$10.11	$0.36	$(0.26)	$0.10	$(0.36)	$—	$—	$(0.36)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Emerging Markets Debt Fund
Institutional Class
10/31/2019	$—	$8.63	13.26%	$158.5	1.00%	0.79%	5.36%	68%
10/31/2018	$—	$8.03	(6.15)%	$194.8	1.00%	0.79%	5.28%	86%
10/31/2017	$—	$9.02	6.77%	$247.7	1.02%	0.81%	5.41%	64%
10/31/2016	$—	$8.90	12.17%	$120.2	1.21%	0.91%	5.92%	80%
10/31/2015	$0.00	$8.41	(10.64)%[d]	$168.7	1.07%	0.90%	5.35%	100%
Class A
10/31/2019	$—	$8.62	12.85%	$3.2	1.38%	1.16%	5.01%	68%
10/31/2018	$—	$8.02	(6.51)%	$8.8	1.39%	1.16%	4.88%	86%
10/31/2017	$—	$9.01	6.26%	$0.4	1.42%	1.16%	5.04%	64%
10/31/2016	$—	$8.90	11.76%	$0.1	1.73%	1.28%	5.56%	80%
10/31/2015	$0.00	$8.41	(10.96)%[d]	$0.2	1.53%	1.27%	5.04%	100%
Class C
10/31/2019	$—	$8.62	12.01%	$0.4	2.14%	1.91%	4.25%	68%
10/31/2018	$—	$8.02	(7.21)%	$0.5	2.14%	1.91%	4.15%	86%
10/31/2017	$—	$9.01	5.47%	$0.5	2.13%	1.90%	4.31%	64%
10/31/2016	$—	$8.90	10.93%	$0.3	2.36%	2.03%	4.80%	80%
10/31/2015	$0.00	$8.41	(11.64)%[d]	$0.3	2.21%	2.02%	4.23%	100%
Floating Rate Income Fund
Institutional Class
10/31/2019	$—	$9.55	2.12%	$206.8	0.89%	0.71%	5.16%	60%
10/31/2018	$—	$9.85	3.45%	$333.4	0.85%	0.70%	4.31%	55%
10/31/2017	$—	$9.94	4.14%	$335.8	0.82%	0.70%	3.67%	76%
10/31/2016	$—	$9.90	4.52%	$254.4	0.92%	0.70%	4.01%	64%
10/31/2015	$—	$9.86	1.48%	$294.0	0.84%	0.70%	3.96%	44%
Class A
10/31/2019	$—	$9.55	1.75%	$6.5	1.29%	1.08%	4.80%	60%
10/31/2018	$—	$9.85	3.07%	$20.3	1.23%	1.07%	3.94%	55%
10/31/2017	$—	$9.94	3.76%	$17.4	1.21%	1.07%	3.27%	76%
10/31/2016	$—	$9.90	4.24%	$23.3	1.31%	1.07%	3.65%	64%
10/31/2015	$—	$9.85	1.00%	$21.1	1.22%	1.07%	3.61%	44%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Floating Rate Income Fund (cont'd)
Class C
10/31/2019	$9.85	$0.39	$(0.30)	$0.09	$(0.39)	$—	$—	$(0.39)
10/31/2018	$9.94	$0.31	$(0.08)	$0.23	$(0.32)	$—	$—	$(0.32)
10/31/2017	$9.90	$0.25	$0.04	$0.29	$(0.25)	$—	$(0.00)	$(0.25)
10/31/2016	$9.86	$0.28	$0.04	$0.32	$(0.28)	$—	$(0.00)	$(0.28)
10/31/2015	$10.11	$0.29	$(0.25)	$0.04	$(0.29)	$—	$—	$(0.29)
High Income Bond Fund
Investor Class
10/31/2019	$8.35	$0.46	$0.17	$0.63	$(0.46)	$—	$—	$(0.46)
10/31/2018	$8.79	$0.45	$(0.44)	$0.01	$(0.45)	$—	$—	$(0.45)
10/31/2017	$8.68	$0.47	$0.11	$0.58	$(0.47)	$—	$—	$(0.47)
10/31/2016	$8.50	$0.46	$0.18	$0.64	$(0.46)	$—	$—	$(0.46)
10/31/2015	$9.28	$0.48	$(0.72)	$(0.24)	$(0.48)	$(0.06)	$—	$(0.54)
Institutional Class
10/31/2019	$8.36	$0.47	$0.17	$0.64	$(0.47)	$—	$—	$(0.47)
10/31/2018	$8.80	$0.47	$(0.44)	$0.03	$(0.47)	$—	$—	$(0.47)
10/31/2017	$8.70	$0.48	$0.10	$0.58	$(0.48)	$—	$—	$(0.48)
10/31/2016	$8.51	$0.48	$0.18	$0.66	$(0.47)	$—	$—	$(0.47)
10/31/2015	$9.29	$0.50	$(0.72)	$(0.22)	$(0.50)	$(0.06)	$—	$(0.56)
Class A
10/31/2019	$8.35	$0.44	$0.16	$0.60	$(0.43)	$—	$—	$(0.43)
10/31/2018	$8.79	$0.43	$(0.44)	$(0.01)	$(0.43)	$—	$—	$(0.43)
10/31/2017	$8.68	$0.44	$0.11	$0.55	$(0.44)	$—	$—	$(0.44)
10/31/2016	$8.50	$0.44	$0.18	$0.62	$(0.44)	$—	$—	$(0.44)
10/31/2015	$9.28	$0.47	$(0.73)	$(0.26)	$(0.46)	$(0.06)	$—	$(0.52)
Class C
10/31/2019	$8.36	$0.38	$0.18	$0.56	$(0.38)	$—	$—	$(0.38)
10/31/2018	$8.81	$0.37	$(0.45)	$(0.08)	$(0.37)	$—	$—	$(0.37)
10/31/2017	$8.70	$0.38	$0.11	$0.49	$(0.38)	$—	$—	$(0.38)
10/31/2016	$8.51	$0.38	$0.19	$0.57	$(0.38)	$—	$—	$(0.38)
10/31/2015	$9.29	$0.40	$(0.72)	$(0.32)	$(0.40)	$(0.06)	$—	$(0.46)
See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Floating Rate Income Fund (cont'd)
Class C
10/31/2019	$—	$9.55	0.99%		$11.6	2.02%	1.84%	4.07%	60%
10/31/2018	$—	$9.85	2.30%		$16.7	1.97%	1.82%	3.17%	55%
10/31/2017	$—	$9.94	2.99%		$20.6	1.95%	1.82%	2.53%	76%
10/31/2016	$—	$9.90	3.36%		$24.6	2.05%	1.82%	2.91%	64%
10/31/2015	$—	$9.86	0.35%		$27.2	1.96%	1.82%	2.86%	44%
High Income Bond Fund
Investor Class
10/31/2019	$—	$8.52	7.72%		$86.0	0.86%	0.86%	5.44%	96%
10/31/2018	$—	$8.35	0.14%[b]		$93.4	0.85%	0.85%	5.28%	46%
10/31/2017	$—	$8.79	6.84	%bf	$112.7	0.84%	0.80%[e]	5.38%[e]	62%
10/31/2016	$—	$8.68	7.90%[b]		$134.8	0.83%	0.83%	5.54%	72%
10/31/2015	$—	$8.50	(2.61)%		$182.1	0.83%	0.83%	5.42%	54%
Institutional Class
10/31/2019	$—	$8.53	7.89%		$1,471.8	0.70%	0.70%	5.60%	96%
10/31/2018	$—	$8.36	0.31%[b]		$1,202.7	0.69%	0.69%	5.44%	46%
10/31/2017	$—	$8.80	6.82	%bf	$1,519.4	0.70%	0.70%[e]	5.49%[e]	62%
10/31/2016	$—	$8.70	8.17%[b]		$3,067.9	0.69%	0.69%	5.67%	72%
10/31/2015	$—	$8.51	(2.46)%		$2,056.5	0.69%	0.69%	5.56%	54%
Class A
10/31/2019	$—	$8.52	7.43%		$25.1	1.17%	1.12%	5.23%	96%
10/31/2018	$—	$8.35	(0.13)%[b]		$37.6	1.14%	1.12%	4.98%	46%
10/31/2017	$—	$8.79	6.49	%bf	$76.8	1.14%	1.12%[e]	5.05%[e]	62%
10/31/2016	$—	$8.68	7.65%[b]		$93.3	1.07%	1.07%	5.30%	72%
10/31/2015	$—	$8.50	(2.86)%		$102.1	1.08%	1.08%	5.18%	54%
Class C
10/31/2019	$—	$8.54	6.81%		$12.0	1.83%	1.83%	4.48%	96%
10/31/2018	$—	$8.36	(0.93)%[b]		$16.0	1.82%	1.82%	4.31%	46%
10/31/2017	$—	$8.81	5.77	%bf	$23.6	1.81%	1.81%[e]	4.38%[e]	62%
10/31/2016	$—	$8.70	6.98%[b]		$31.2	1.81%	1.81%	4.57%	72%
10/31/2015	$—	$8.51	(3.55)%		$40.7	1.81%	1.81%	4.45%	54%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
High Income Bond Fund (cont'd)
Class R3
10/31/2019	$8.35	$0.42	$0.18	$0.60	$(0.42)	$—	$—	$(0.42)
10/31/2018	$8.80	$0.41	$(0.45)	$(0.04)	$(0.41)	$—	$—	$(0.41)
10/31/2017	$8.69	$0.42	$0.11	$0.53	$(0.42)	$—	$—	$(0.42)
10/31/2016	$8.50	$0.42	$0.19	$0.61	$(0.42)	$—	$—	$(0.42)
10/31/2015	$9.28	$0.44	$(0.72)	$(0.28)	$(0.44)	$(0.06)	$—	$(0.50)
Class R6
10/31/2019	$8.36	$0.48	$0.18	$0.66	$(0.48)	$—	$—	$(0.48)
10/31/2018	$8.81	$0.47	$(0.45)	$0.02	$(0.47)	$—	$—	$(0.47)
10/31/2017	$8.70	$0.49	$0.11	$0.60	$(0.49)	$—	$—	$(0.49)
10/31/2016	$8.51	$0.48	$0.19	$0.67	$(0.48)	$—	$—	$(0.48)
10/31/2015	$9.29	$0.50	$(0.72)	$(0.22)	$(0.50)	$(0.06)	$—	$(0.56)
Municipal High Income Fund
Institutional Class
10/31/2019	$10.00	$0.36	$0.59	$0.95	$(0.36)	$—	$—	$(0.36)
10/31/2018	$10.20	$0.36	$(0.20)	$0.16	$(0.36)	$—	$—	$(0.36)
10/31/2017	$10.42	$0.36	$(0.14)	$0.22	$(0.36)	$(0.08)	$—	$(0.44)
10/31/2016	$10.10	$0.35	$0.32	$0.67	$(0.35)	$(0.00)	$—	$(0.35)
Period from 6/22/2015^ to 10/31/2015	$10.00	$0.13	$0.10	$0.23	$(0.13)	$—	$—	$(0.13)
Class A
10/31/2019	$10.00	$0.32	$0.58	$0.90	$(0.32)	$—	$—	$(0.32)
10/31/2018	$10.20	$0.33	$(0.20)	$0.13	$(0.33)	$—	$—	$(0.33)
10/31/2017	$10.42	$0.32	$(0.14)	$0.18	$(0.32)	$(0.08)	$—	$(0.40)
10/31/2016	$10.11	$0.30	$0.32	$0.62	$(0.31)	$(0.00)	$—	$(0.31)
Period from 6/22/2015^ to 10/31/2015	$10.00	$0.12	$0.10	$0.22	$(0.11)	$—	$—	$(0.11)
Class C
10/31/2019	$10.00	$0.24	$0.59	$0.83	$(0.24)	$—	$—	$(0.24)
10/31/2018	$10.21	$0.25	$(0.21)	$0.04	$(0.25)	$—	$—	$(0.25)
10/31/2017	$10.42	$0.24	$(0.13)	$0.11	$(0.24)	$(0.08)	$—	$(0.32)
10/31/2016	$10.10	$0.23	$0.32	$0.55	$(0.23)	$(0.00)	$—	$(0.23)
Period from 6/22/2015^ to 10/31/2015	$10.00	$0.09	$0.10	$0.19	$(0.09)	$—	$—	$(0.09)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
High Income Bond Fund (cont'd)
Class R3
10/31/2019	$—	$8.53	7.37%		$4.2	1.30%		1.30%		4.98%		96%
10/31/2018	$—	$8.35	(0.49)%[b]		$3.5	1.37%		1.37%		4.77%		46%
10/31/2017	$—	$8.80	6.20	%bf	$12.3	1.37%		1.37	%e§	4.81%[e]		62%
10/31/2016	$—	$8.69	7.48%[b]		$6.6	1.41%		1.37%		4.99%		72%
10/31/2015	$—	$8.50	(3.08)%		$7.5	1.32%		1.32%		4.93%		54%
Class R6
10/31/2019	$—	$8.54	8.12%		$747.4	0.60%		0.60%		5.69%		96%
10/31/2018	$—	$8.36	0.26%[b]		$712.4	0.63%		0.63%		5.48%		46%
10/31/2017	$—	$8.81	7.03	%bf	$1,503.1	0.61%		0.61%[e]		5.56%[e]		62%
10/31/2016	$—	$8.70	8.26%[b]		$908.2	0.61%		0.61%		5.75%		72%
10/31/2015	$—	$8.51	(2.39)%		$805.9	0.61%		0.61%		5.64%		54%
Municipal High Income Fund
Institutional Class
10/31/2019	$—	$10.59	9.62%		$122.7	0.86%		0.50%		3.46%		112%
10/31/2018	$—	$10.00	1.61%		$87.6	0.88%		0.51%		3.58%		106%
10/31/2017	$—	$10.20	2.24%		$96.1	0.86%		0.50%		3.53%		107%
10/31/2016	$—	$10.42	6.70%		$122.4	0.93%		0.50%		3.36%		75%
Period from 6/22/2015^ to 10/31/2015	$—	$10.10	2.27	%*	$22.9	2.34	%‡**	0.50	%‡**	3.64	%‡**	37%*
Class A
10/31/2019	$—	$10.58	9.13%		$1.1	1.30%		0.87%		3.10%		112%
10/31/2018	$—	$10.00	1.24%		$0.8	1.35%		0.88%		3.23%		106%
10/31/2017	$—	$10.20	1.87%		$0.3	1.40%		0.87%		3.20%		107%
10/31/2016	$—	$10.42	6.21%		$0.8	1.47%		0.87%		2.90%		75%
Period from 6/22/2015^ to 10/31/2015	$—	$10.11	2.24	%*	$5.0	2.94	%‡**	0.86	%‡**	3.41	%‡**	37%*
Class C
10/31/2019	$—	$10.59	8.41%		$0.7	1.99%		1.62%		2.32%		112%
10/31/2018	$—	$10.00	0.38%		$0.5	2.01%		1.63%		2.46%		106%
10/31/2017	$—	$10.21	1.20%		$0.7	1.99%		1.62%		2.41%		107%
10/31/2016	$—	$10.42	5.52%		$0.3	2.15%		1.62%		2.21%		75%
Period from 6/22/2015^ to 10/31/2015	$—	$10.10	1.87	%*	$0.5	4.28	%‡**	1.58	%‡**	2.38	%‡**	37%*

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Municipal Impact Fund
Institutional Class
10/31/2019	$16.61	$0.42	$1.05	$1.47	$(0.42)	$—	$—	$(0.42)
10/31/2018	$17.32	$0.40	$(0.68)	$(0.28)	$(0.40)	$(0.03)	$—	$(0.43)
10/31/2017	$17.76	$0.39	$(0.25)	$0.14	$(0.39)	$(0.19)	$—	$(0.58)
10/31/2016	$17.60	$0.39	$0.20	$0.59	$(0.39)	$(0.04)	$—	$(0.43)
10/31/2015	$17.72	$0.43	$(0.08)	$0.35	$(0.43)	$(0.04)	$—	$(0.47)
Class A
10/31/2019	$16.61	$0.35	$1.06	$1.41	$(0.35)	$—	$—	$(0.35)
Period from 6/19/2018^ to 10/31/2018	$16.90	$0.16	$(0.29)	$(0.13)	$(0.16)	$—	$—	$(0.16)
Class C
10/31/2019	$16.61	$0.23	$1.05	$1.28	$(0.22)	$—	$—	$(0.22)
Period from 6/19/2018^ to 10/31/2018	$16.90	$0.11	$(0.29)	$(0.18)	$(0.11)	$—	$—	$(0.11)
Municipal Intermediate Bond Fund
Investor Class
10/31/2019	$11.39	$0.28	$0.68	$0.96	$(0.29)	$(0.02)	$—	$(0.31)
10/31/2018	$11.81	$0.25	$(0.38)	$(0.13)	$(0.25)	$(0.04)	$—	$(0.29)
10/31/2017	$11.97	$0.23	$(0.08)	$0.15	$(0.23)	$(0.08)	$—	$(0.31)
10/31/2016	$11.86	$0.23	$0.13	$0.36	$(0.23)	$(0.02)	$—	$(0.25)
10/31/2015	$11.92	$0.26	$(0.05)	$0.21	$(0.26)	$(0.01)	$—	$(0.27)
Institutional Class
10/31/2019	$11.38	$0.30	$0.67	$0.97	$(0.30)	$(0.02)	$—	$(0.32)
10/31/2018	$11.80	$0.27	$(0.38)	$(0.11)	$(0.27)	$(0.04)	$—	$(0.31)
10/31/2017	$11.96	$0.25	$(0.09)	$0.16	$(0.24)	$(0.08)	$—	$(0.32)
10/31/2016	$11.85	$0.25	$0.13	$0.38	$(0.25)	$(0.02)	$—	$(0.27)
10/31/2015	$11.91	$0.28	$(0.05)	$0.23	$(0.28)	$(0.01)	$—	$(0.29)
Class A
10/31/2019	$11.37	$0.25	$0.68	$0.93	$(0.26)	$(0.02)	$—	$(0.28)
10/31/2018	$11.79	$0.23	$(0.38)	$(0.15)	$(0.23)	$(0.04)	$—	$(0.27)
10/31/2017	$11.96	$0.20	$(0.09)	$0.11	$(0.20)	$(0.08)	$(0.00)	$(0.28)
10/31/2016	$11.84	$0.21	$0.14	$0.35	$(0.21)	$(0.02)	$—	$(0.23)
10/31/2015	$11.91	$0.24	$(0.06)	$0.18	$(0.24)	$(0.01)	$—	$(0.25)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Municipal Impact Fund
Institutional Class
10/31/2019	$—	$17.66	8.93%	$59.0	1.11%		0.44%		2.43%		100%
10/31/2018	$—	$16.61	(1.61)%	$52.3	1.16	%‡	0.87	%‡	2.38	%‡	92%
10/31/2017	$—	$17.32	0.84%[f]	$59.5	0.92%		0.92%[e]		2.24%[e]		46%
10/31/2016	$—	$17.76	3.38%	$62.3	0.96%		0.96%		2.19%		28%
10/31/2015	$—	$17.60	1.99%	$63.6	0.89%		0.89%		2.42%		17%
Class A
10/31/2019	$—	$17.67	8.58%	$0.1	1.51%		0.81%		2.01%		100%
Period from 6/19/2018^ to 10/31/2018	$—	$16.61	(0.78)%*	$0.0	1.77	%‡**	0.81	%‡**	2.47	%‡**	92%^^
Class C
10/31/2019	$—	$17.67	7.75%	$0.0	2.43%		1.55%		1.31%		100%
Period from 6/19/2018^ to 10/31/2018	$—	$16.61	(1.06)%*	$0.0	2.55	%‡**	1.56	%‡**	1.71	%‡**	92%^^
Municipal Intermediate Bond Fund
Investor Class
10/31/2019	$—	$12.04	8.46%	$13.3	0.75%		0.57%		2.40%		92%
10/31/2018	$—	$11.39	(1.10)%	$12.8	0.75%		0.61%		2.17%		98%
10/31/2017	$—	$11.81	1.28%	$13.8	0.78%		0.65%		1.94%		71%
10/31/2016	$—	$11.97	3.09%	$15.8	0.84%		0.65%		1.95%		44%
10/31/2015	$—	$11.86	1.82%	$16.2	0.84%		0.65%		2.21%		22%
Institutional Class
10/31/2019	$—	$12.03	8.63%	$182.3	0.55%		0.42%		2.54%		92%
10/31/2018	$—	$11.38	(0.95)%	$204.3	0.55%		0.46%		2.32%		98%
10/31/2017	$—	$11.80	1.43%	$200.1	0.58%		0.50%		2.10%		71%
10/31/2016	$—	$11.96	3.24%	$170.1	0.65%		0.50%		2.10%		44%
10/31/2015	$—	$11.85	1.97%	$137.0	0.66%		0.50%		2.36%		22%
Class A
10/31/2019	$—	$12.02	8.24%	$1.8	0.94%		0.80%		2.15%		92%
10/31/2018	$—	$11.37	(1.32)%	$6.5	0.93%		0.83%		1.95%		98%
10/31/2017	$—	$11.79	0.96%	$6.7	0.96%		0.87%		1.72%		71%
10/31/2016	$—	$11.96	2.95%	$10.1	1.03%		0.87%		1.70%		44%
10/31/2015	$—	$11.84	1.51%	$3.7	1.04%		0.87%		2.00%		22%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Municipal Intermediate Bond Fund (cont'd)
Class C
10/31/2019	$11.37	$0.17	$0.67	$0.84	$(0.17)	$(0.02)	$—	$(0.19)
10/31/2018	$11.80	$0.14	$(0.39)	$(0.25)	$(0.14)	$(0.04)	$—	$(0.18)
10/31/2017	$11.96	$0.11	$(0.08)	$0.03	$(0.11)	$(0.08)	$—	$(0.19)
10/31/2016	$11.84	$0.12	$0.14	$0.26	$(0.12)	$(0.02)	$—	$(0.14)
10/31/2015	$11.91	$0.15	$(0.06)	$0.09	$(0.15)	$(0.01)	$—	$(0.16)
Short Duration Bond Fund
Investor Class
10/31/2019	$7.66	$0.17	$0.16	$0.33	$(0.19)	$—	$—	$(0.19)
10/31/2018	$7.79	$0.12	$(0.10)	$0.02	$(0.15)	$—	$—	$(0.15)
10/31/2017	$7.86	$0.07	$(0.04)	$0.03	$(0.10)	$—	$—	$(0.10)
10/31/2016	$7.87	$0.06	$0.02	$0.08	$(0.09)	$—	$—	$(0.09)
10/31/2015	$7.92	$0.01	$0.02	$0.03	$(0.08)	$—	$—	$(0.08)
Trust Class
10/31/2019	$7.30	$0.15	$0.16	$0.31	$(0.18)	$—	$—	$(0.18)
10/31/2018	$7.43	$0.10	$(0.10)	$0.00	$(0.13)	$—	$—	$(0.13)
10/31/2017	$7.49	$0.06	$(0.03)	$0.03	$(0.09)	$—	$—	$(0.09)
10/31/2016	$7.50	$0.04	$0.03	$0.07	$(0.08)	$—	$—	$(0.08)
10/31/2015	$7.55	$0.00	$0.02	$0.02	$(0.07)	$—	$—	$(0.07)
Institutional Class
10/31/2019	$7.65	$0.18	$0.17	$0.35	$(0.21)	$—	$—	$(0.21)
10/31/2018	$7.79	$0.13	$(0.11)	$0.02	$(0.16)	$—	$—	$(0.16)
10/31/2017	$7.85	$0.09	$(0.03)	$0.06	$(0.12)	$—	$—	$(0.12)
10/31/2016	$7.87	$0.07	$0.01	$0.08	$(0.10)	$—	$—	$(0.10)
10/31/2015	$7.92	$0.03	$0.02	$0.05	$(0.10)	$—	$—	$(0.10)
Class A
10/31/2019	$7.30	$0.14	$0.16	$0.30	$(0.17)	$—	$—	$(0.17)
10/31/2018	$7.42	$0.09	$(0.08)	$0.01	$(0.13)	$—	$—	$(0.13)
10/31/2017	$7.49	$0.05	$(0.04)	$0.01	$(0.08)	$—	$—	$(0.08)
10/31/2016	$7.49	$0.04	$0.03	$0.07	$(0.07)	$—	$—	$(0.07)
10/31/2015	$7.55	$0.00	$0.01	$0.01	$(0.07)	$—	$—	$(0.07)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Municipal Intermediate Bond Fund (cont'd)
Class C
10/31/2019	$—	$12.02	7.43%	$2.6	1.68%	1.54%	1.43%	92%
10/31/2018	$—	$11.37	(2.14)%	$3.2	1.68%	1.58%	1.20%	98%
10/31/2017	$—	$11.80	0.30%	$3.2	1.71%	1.62%	0.97%	71%
10/31/2016	$—	$11.96	2.18%	$4.1	1.78%	1.62%	0.96%	44%
10/31/2015	$—	$11.84	0.76%	$2.2	1.80%	1.62%	1.24%	22%
Short Duration Bond Fund
Investor Class
10/31/2019	$—	$7.80	4.40%[b]	$21.8	1.03%	0.59%	2.18%	131%
10/31/2018	$—	$7.66	0.22%[b]	$20.9	1.09%	0.63%	1.50%	99%
10/31/2017	$—	$7.79	0.41%[b]	$24.0	1.10%	0.70%	0.88%	107%
10/31/2016	$—	$7.86	0.98%[b]	$28.9	1.21%	0.70%	0.70%	104%
10/31/2015	$—	$7.87	0.44%	$29.9	1.27%	0.70%	0.13%	75%
Trust Class
10/31/2019	$—	$7.43	4.25%[b]	$2.0	1.15%	0.69%	2.07%	131%
10/31/2018	$—	$7.30	0.04%[b]	$2.1	1.21%	0.73%	1.42%	99%
10/31/2017	$—	$7.43	0.40%[b]	$2.3	1.23%	0.80%	0.78%	107%
10/31/2016	$—	$7.49	0.88%[b]	$2.6	1.36%	0.80%	0.60%	104%
10/31/2015	$—	$7.50	0.30%	$3.0	1.43%	0.80%	0.03%	75%
Institutional Class
10/31/2019	$—	$7.79	4.62%[b]	$56.3	0.78%	0.39%	2.37%	131%
10/31/2018	$—	$7.65	0.29%[b]	$54.7	0.84%	0.43%	1.71%	99%
10/31/2017	$—	$7.79	0.74%[b]	$72.8	0.84%	0.50%	1.10%	107%
10/31/2016	$—	$7.85	1.06%[b]	$48.3	0.99%	0.50%	0.91%	104%
10/31/2015	$—	$7.87	0.64%	$30.3	1.04%	0.50%	0.32%	75%
Class A
10/31/2019	$—	$7.43	4.18%[b]	$0.8	1.17%	0.76%	1.92%	131%
10/31/2018	$—	$7.30	0.11%[b]	$1.4	1.24%	0.81%	1.28%	99%
10/31/2017	$—	$7.42	0.20%[b]	$2.5	1.24%	0.87%	0.69%	107%
10/31/2016	$—	$7.49	0.94%[b]	$4.9	1.36%	0.87%	0.54%	104%
10/31/2015	$—	$7.49	0.10%	$4.1	1.41%	0.87%	(0.03)%	75%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Short Duration Bond Fund (cont'd)
Class C
10/31/2019	$7.29	$0.09	$0.17	$0.26	$(0.12)	$—	$—	$(0.12)
10/31/2018	$7.42	$0.04	$(0.10)	$(0.06)	$(0.07)	$—	$—	$(0.07)
10/31/2017	$7.49	$(0.00)	$(0.04)	$(0.04)	$(0.03)	$—	$—	$(0.03)
10/31/2016	$7.50	$(0.02)	$0.02	$0.00	$(0.01)	$—	$—	$(0.01)
10/31/2015	$7.55	$(0.06)	$0.02	$(0.04)	$(0.01)	$—	$—	$(0.01)
Short Duration High Income Fund
Institutional Class
10/31/2019	$9.43	$0.44	$0.12	$0.56	$(0.44)	$—	$—	$(0.44)
10/31/2018	$9.75	$0.41	$(0.32)	$0.09	$(0.41)	$—	$—	$(0.41)
10/31/2017	$9.69	$0.41	$0.06	$0.47	$(0.41)	$—	$—	$(0.41)
10/31/2016	$9.63	$0.40	$0.06	$0.46	$(0.40)	$—	$—	$(0.40)
10/31/2015	$10.05	$0.40	$(0.42)	$(0.02)	$(0.40)	$—	$—	$(0.40)
Class A
10/31/2019	$9.43	$0.40	$0.14	$0.54	$(0.41)	$—	$—	$(0.41)
10/31/2018	$9.76	$0.38	$(0.33)	$0.05	$(0.38)	$—	$—	$(0.38)
10/31/2017	$9.70	$0.38	$0.05	$0.43	$(0.37)	$—	$—	$(0.37)
10/31/2016	$9.63	$0.36	$0.07	$0.43	$(0.36)	$—	$—	$(0.36)
10/31/2015	$10.05	$0.36	$(0.42)	$(0.06)	$(0.36)	$—	$—	$(0.36)
Class C
10/31/2019	$9.42	$0.33	$0.13	$0.46	$(0.33)	$—	$—	$(0.33)
10/31/2018	$9.75	$0.31	$(0.33)	$(0.02)	$(0.31)	$—	$—	$(0.31)
10/31/2017	$9.69	$0.30	$0.06	$0.36	$(0.30)	$—	$—	$(0.30)
10/31/2016	$9.63	$0.29	$0.06	$0.35	$(0.29)	$—	$—	$(0.29)
10/31/2015	$10.05	$0.29	$(0.42)	$(0.13)	$(0.29)	$—	$—	$(0.29)
Strategic Income Fund
Trust Class
10/31/2019	$10.61	$0.38	$0.41	$0.79	$(0.35)	$—	$(0.06)	$(0.41)
10/31/2018	$11.15	$0.37	$(0.51)	$(0.14)	$(0.40)	$—	$—	$(0.40)
10/31/2017	$11.06	$0.33	$0.11	$0.44	$(0.34)	$—	$(0.01)	$(0.35)
10/31/2016	$10.79	$0.32	$0.30	$0.62	$(0.34)	$—	$(0.01)	$(0.35)
10/31/2015	$11.32	$0.32	$(0.43)	$(0.11)	$(0.32)	$(0.06)	$(0.04)	$(0.42)
See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Short Duration Bond Fund (cont'd)
Class C
10/31/2019	$—	$7.43	3.55%[b]	$1.4	1.92%	1.51%	1.26%	131%
10/31/2018	$—	$7.29	(0.78)%[b]	$1.2	1.98%	1.55%	0.57%	99%
10/31/2017	$—	$7.42	(0.55)%[b]	$1.6	1.99%	1.62%	(0.06)%	107%
10/31/2016	$—	$7.49	0.05%[b]	$3.0	2.11%	1.62%	(0.20)%	104%
10/31/2015	$—	$7.50	(0.49)%	$2.0	2.17%	1.62%	(0.79)%	75%
Short Duration High Income Fund
Institutional Class
10/31/2019	$—	$9.55	6.06%	$28.5	1.28%	0.76%	4.64%	64%
10/31/2018	$—	$9.43	0.98%	$78.4	1.05%	0.75%	4.30%	78%
10/31/2017	$—	$9.75	4.94%	$114.7	0.94%	0.75%	4.20%	84%
10/31/2016	$—	$9.69	4.92%	$107.0	0.87%	0.75%	4.20%	51%
10/31/2015	$—	$9.63	(0.22)%	$235.0	0.81%	0.75%	4.05%	45%
Class A
10/31/2019	$—	$9.56	5.78%	$1.1	1.82%	1.13%	4.26%	64%
10/31/2018	$—	$9.43	0.51%	$1.1	1.47%	1.12%	3.92%	78%
10/31/2017	$—	$9.76	4.55%	$2.6	1.35%	1.12%	3.86%	84%
10/31/2016	$—	$9.70	4.64%	$3.4	1.30%	1.12%	3.82%	51%
10/31/2015	$—	$9.63	(0.59)%	$2.8	1.21%	1.12%	3.68%	45%
Class C
10/31/2019	$—	$9.55	5.00%	$1.0	2.52%	1.88%	3.52%	64%
10/31/2018	$—	$9.42	(0.24)%	$1.0	2.21%	1.88%	3.20%	78%
10/31/2017	$—	$9.75	3.78%	$1.1	2.09%	1.87%	3.10%	84%
10/31/2016	$—	$9.69	3.77%	$1.2	2.05%	1.87%	3.10%	51%
10/31/2015	$—	$9.63	(1.33)%	$0.3	1.99%	1.87%	2.93%	45%
Strategic Income Fund
Trust Class
10/31/2019	$—	$10.99	7.60%[b]	$8.6	1.02%	0.94%	3.53%	113%[c]
10/31/2018	$—	$10.61	(1.24)%[b]	$19.5	1.00%	0.94%	3.37%	116%[c]
10/31/2017	$—	$11.15	4.09%[b]	$20.0	1.00%	0.94%	3.03%	136%[c]
10/31/2016	$—	$11.06	5.91%	$27.7	1.14%	1.09%	2.99%	141%[c]
10/31/2015	$—	$10.79	(1.03)%[b]	$53.1	1.14%	1.06%	2.90%	103%[c]

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Strategic Income Fund (cont'd)
Institutional Class
10/31/2019	$10.62	$0.42	$0.40	$0.82	$(0.39)	$—	$(0.06)	$(0.45)
10/31/2018	$11.16	$0.41	$(0.51)	$(0.10)	$(0.44)	$—	$—	$(0.44)
10/31/2017	$11.07	$0.37	$0.11	$0.48	$(0.38)	$—	$(0.01)	$(0.39)
10/31/2016	$10.79	$0.36	$0.31	$0.67	$(0.38)	$—	$(0.01)	$(0.39)
10/31/2015	$11.32	$0.36	$(0.43)	$(0.07)	$(0.35)	$(0.07)	$(0.04)	$(0.46)
Class A
10/31/2019	$10.63	$0.37	$0.41	$0.78	$(0.35)	$—	$(0.06)	$(0.41)
10/31/2018	$11.17	$0.36	$(0.50)	$(0.14)	$(0.40)	$—	$—	$(0.40)
10/31/2017	$11.08	$0.33	$0.11	$0.44	$(0.34)	$—	$(0.01)	$(0.35)
10/31/2016	$10.80	$0.32	$0.31	$0.63	$(0.34)	$—	$(0.01)	$(0.35)
10/31/2015	$11.33	$0.32	$(0.43)	$(0.11)	$(0.32)	$(0.06)	$(0.04)	$(0.42)
Class C
10/31/2019	$10.62	$0.30	$0.40	$0.70	$(0.27)	$—	$(0.06)	$(0.33)
10/31/2018	$11.15	$0.29	$(0.50)	$(0.21)	$(0.32)	$—	$—	$(0.32)
10/31/2017	$11.06	$0.25	$0.11	$0.36	$(0.26)	$—	$(0.01)	$(0.27)
10/31/2016	$10.79	$0.24	$0.30	$0.54	$(0.26)	$—	$(0.01)	$(0.27)
10/31/2015	$11.32	$0.24	$(0.43)	$(0.19)	$(0.24)	$(0.06)	$(0.04)	$(0.34)
Class R6
10/31/2019	$10.61	$0.43	$0.40	$0.83	$(0.40)	$—	$(0.06)	$(0.46)
10/31/2018	$11.15	$0.42	$(0.51)	$(0.09)	$(0.45)	$—	$—	$(0.45)
10/31/2017	$11.06	$0.38	$0.11	$0.49	$(0.39)	$—	$(0.01)	$(0.40)
10/31/2016	$10.79	$0.37	$0.30	$0.67	$(0.39)	$—	$(0.01)	$(0.40)
10/31/2015	$11.32	$0.37	$(0.43)	$(0.06)	$(0.36)	$(0.07)	$(0.04)	$(0.47)
Unconstrained Bond Fund
Institutional Class
10/31/2019	$9.30	$0.32	$(0.47)	$(0.15)	$(0.24)	$—	$(0.09)	$(0.33)
10/31/2018	$9.41	$0.29	$(0.17)	$0.12	$(0.23)	$—	$—	$(0.23)
10/31/2017	$9.18	$0.23	$0.14	$0.37	$(0.10)	$—	$(0.04)	$(0.14)
10/31/2016	$9.38	$0.27	$(0.20)	$0.07	$—	$—	$(0.27)	$(0.27)
10/31/2015	$9.89	$0.27	$(0.49)	$(0.22)	$(0.16)	$—	$(0.13)	$(0.29)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Strategic Income Fund (cont'd)
Institutional Class
10/31/2019	$—	$10.99	7.87%[b]	$2,357.5	0.62%	0.59%	3.84%	113%[c]
10/31/2018	$—	$10.62	(0.89)%[b]	$2,219.8	0.62%	0.59%	3.75%	116%[c]
10/31/2017	$—	$11.16	4.45%[b]	$2,041.0	0.63%	0.59%	3.37%	136%[c]
10/31/2016	$—	$11.07	6.38%	$1,436.8	0.78%	0.74%	3.33%	141%[c]
10/31/2015	$—	$10.79	(0.69)%[b]	$1,355.2	0.78%	0.71%	3.25%	103%[c]
Class A
10/31/2019	$—	$11.00	7.44%[b]	$113.5	1.01%	0.99%	3.45%	113%[c]
10/31/2018	$—	$10.63	(1.29)%[b]	$160.8	1.01%	0.99%	3.32%	116%[c]
10/31/2017	$—	$11.17	4.03%[b]	$193.1	1.02%	1.00%	2.98%	136%[c]
10/31/2016	$—	$11.08	5.95%	$290.5	1.18%	1.14%	2.96%	141%[c]
10/31/2015	$—	$10.80	(1.08)%[b]	$360.8	1.17%	1.11%	2.84%	103%[c]
Class C
10/31/2019	$—	$10.99	6.70%[b]	$100.5	1.74%	1.69%	2.75%	113%[c]
10/31/2018	$—	$10.62	(1.89)%[b]	$122.2	1.74%	1.69%	2.62%	116%[c]
10/31/2017	$—	$11.15	3.31%[b]	$150.2	1.75%	1.69%	2.28%	136%[c]
10/31/2016	$—	$11.06	5.13%	$183.9	1.91%	1.84%	2.45%	141%[c]
10/31/2015	$—	$10.79	(1.77)%[b]	$202.9	1.91%	1.81%	2.14%	103%[c]
Class R6
10/31/2019	$—	$10.98	7.98%[b]	$301.4	0.52%	0.50%	3.94%	113%[c]
10/31/2018	$—	$10.61	(0.83)%[b]	$348.7	0.55%	0.52%	3.82%	116%[c]
10/31/2017	$—	$11.15	4.52%[b]	$311.0	0.56%	0.52%	3.43%	136%[c]
10/31/2016	$—	$11.06	6.36%	$206.5	0.71%	0.67%	3.43%	141%[c]
10/31/2015	$—	$10.79	(0.62)%[b]	$230.9	0.71%	0.64%	3.32%	103%[c]
Unconstrained Bond Fund
Institutional Class
10/31/2019	$—	$8.82	(1.66)%	$21.2	1.13%	0.66%	3.52%	61%[c]
10/31/2018	$—	$9.30	1.24%[b]	$43.8	1.06%	0.67%	3.03%	57%[c]
10/31/2017	$—	$9.41	4.05%	$45.8	1.30%	0.68%	2.48%	73%[c]
10/31/2016	$—	$9.18	0.79%	$4.7	1.24%	0.66%	3.01%	50%[c]
10/31/2015	$—	$9.38	(2.28)%	$189.1	1.27%	0.67%	2.80%	75%[c]

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Unconstrained Bond Fund (cont'd)
Class A
10/31/2019	$9.28	$0.28	$(0.44)	$(0.16)	$(0.20)	$—	$(0.09)	$(0.29)
10/31/2018	$9.41	$0.25	$(0.19)	$0.06	$(0.19)	$—	$—	$(0.19)
10/31/2017	$9.17	$0.20	$0.15	$0.35	$(0.07)	$—	$(0.04)	$(0.11)
10/31/2016	$9.37	$0.22	$(0.19)	$0.03	$—	$—	$(0.23)	$(0.23)
10/31/2015	$9.89	$0.26	$(0.53)	$(0.27)	$(0.12)	$—	$(0.13)	$(0.25)
Class C
10/31/2019	$9.31	$0.21	$(0.47)	$(0.26)	$(0.13)	$—	$(0.09)	$(0.22)
10/31/2018	$9.42	$0.18	$(0.17)	$0.01	$(0.12)	$—	$—	$(0.12)
10/31/2017	$9.18	$0.13	$0.15	$0.28	$(0.00)	$—	$(0.04)	$(0.04)
10/31/2016	$9.38	$0.17	$(0.20)	$(0.03)	$—	$—	$(0.17)	$(0.17)
10/31/2015	$9.89	$0.19	$(0.52)	$(0.33)	$(0.05)	$—	$(0.13)	$(0.18)
Class R6
10/31/2019	$9.31	$0.33	$(0.48)	$(0.15)	$(0.24)	$—	$(0.09)	$(0.33)
10/31/2018	$9.42	$0.29	$(0.17)	$0.12	$(0.23)	$—	$—	$(0.23)
10/31/2017	$9.19	$0.24	$0.14	$0.38	$(0.11)	$—	$(0.04)	$(0.15)
10/31/2016	$9.38	$0.25	$(0.17)	$0.08	$—	$—	$(0.27)	$(0.27)
10/31/2015	$9.89	$0.31	$(0.53)	$(0.22)	$(0.16)	$—	$(0.13)	$(0.29)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Unconstrained Bond Fund (cont'd)
Class A
10/31/2019	$—	$8.83	(1.70)%	$0.2	1.70%	1.03%	3.13%	61%[c]
10/31/2018	$—	$9.28	0.65%[b]	$0.4	1.50%	1.04%	2.67%	57%[c]
10/31/2017	$—	$9.41	3.78%	$0.5	1.78%	1.06%	2.13%	73%[c]
10/31/2016	$—	$9.17	0.41%	$0.6	1.61%	1.03%	2.48%	50%[c]
10/31/2015	$—	$9.37	(2.74)%	$0.1	1.76%	1.14%	2.73%	75%[c]
Class C
10/31/2019	$—	$8.83	(2.75)%	$0.0	2.36%	1.77%	2.36%	61%[c]
10/31/2018	$—	$9.31	0.12%[b]	$0.0	2.26%	1.78%	1.94%	57%[c]
10/31/2017	$—	$9.42	3.02%	$0.0	2.56%	1.81%	1.38%	73%[c]
10/31/2016	$—	$9.18	(0.34)%	$0.0	2.40%	1.78%	1.86%	50%[c]
10/31/2015	$—	$9.38	(3.36)%	$0.2	2.50%	1.87%	1.96%	75%[c]
Class R6
10/31/2019	$—	$8.83	(1.56)%	$31.8	1.04%	0.56%	3.62%	61%[c]
10/31/2018	$—	$9.31	1.31%[b]	$54.3	0.99%	0.60%	3.12%	57%[c]
10/31/2017	$—	$9.42	4.12%	$52.8	1.26%	0.62%	2.57%	73%[c]
10/31/2016	$—	$9.19	0.97%	$49.7	1.13%	0.59%	2.66%	50%[c]
10/31/2015	$—	$9.38	(2.21)%	$0.2	1.32%	0.70%	3.19%	75%[c]

Notes to Financial Highlights Income Funds

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee and if High Income and Municipal Impact had not received refunds, plus interest, from State Street noted in (f) below for custodian out-of-pocket expenses previously paid during the year ended October 31, 2017.

@  Calculated based on the average number of shares outstanding during each fiscal period.

**  Annualized.

*  Not annualized.

^  The date investment operations commenced.

‡  Organization expense and/or proxy-related expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average net assets would have been:

Year Ended October 31, 2017
High Income Class R3	1.35%

^^  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2019, for Core Bond and for the year ended October 31, 2018, for Municipal Impact.

a  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

b  The class action proceeds listed in Note A of the Notes to Financial Statements, if any, had no impact on the Funds' total returns for the year ended October 31, 2019. The class action proceeds received in 2018, 2017, 2016 and 2015 had no impact on the Funds' total returns for the years ended October 31, 2018, 2017, 2016 and 2015, respectively.

c  Excluding mortgage dollar roll transactions. Had mortgage dollar roll transactions been included, the portfolio turnover rate would have been:

	Year Ended October 31,
	2019	2018	2017	2016	2015
Core Bond	187%	224%	269%	222%	240%
Strategic Income	325%	345%	352%	363%	357%
Unconstrained Bond	86%	77%	88%	65%	86%

d  The voluntary contribution received in 2015 for Emerging Markets Debt had no impact on the Fund's total returns for the year ended October 31, 2015.

Notes to Financial Highlights Income Funds (cont'd)

e  The custodian expenses refund noted in (f) below is non-recurring and is included in these ratios. Had High Income and Municipal Impact not received the refund, the annualized ratios of net expenses to average net assets and the annualized ratios of net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/(Loss) to Average Net Assets
	Year Ended October 31, 2017
High Income Bond Investor Class	0.84%	5.34%
High Income Bond Institutional Class	0.70%	5.49%
High Income Bond Class A	1.14%	5.05%
High Income Bond Class C	1.81%	4.38%
High Income Bond Class R3	1.37%	4.81%
High Income Bond Class R6	0.61%	5.56%
Municipal Impact Institutional Class	0.92%	2.23%

f  In May 2016, the Funds' custodian, State Street, announced that it had identified inconsistencies in the way in which certain Funds were invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015, and refunded to High Income and Municipal Impact Funds certain expenses, plus interest, determined to be payable to those Funds for the period in question. These amounts were refunded to those Funds by State Street during the year ended October 31, 2017. These amounts had no impact on High Income's and Municipal Impact's total returns for the year ended October 31, 2017.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Neuberger Berman Income Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Municipal High Income Fund, Neuberger Berman Municipal Impact Fund, and Neuberger Berman Short Duration High Income Fund (the "Funds"), each a series of Neuberger Berman Income Funds (the "Trust"), including the schedule of investments, as of October 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (with respect to Neuberger Berman Municipal High Income Fund, for each of the four years in the period then ended and for the period June 22, 2015 to October 31, 2015), and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods stated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2005.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds' internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, agent banks, companies and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
December 20, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders of Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, Neuberger Berman Strategic Income Fund and Neuberger Berman Unconstrained Bond Fund and the Board of Trustees of Neuberger Berman Income Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, Neuberger Berman Strategic Income Fund, and Neuberger Berman Unconstrained Bond Fund (collectively referred to as the "Funds"), six of the series constituting Neuberger Berman Income Funds (the "Trust"), including the schedules of investments, as of October 31, 2019 and the related statements of operations, the statements of changes in net assets for each of the two years in the period ended, and the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (six of the series constituting Neuberger Berman Income Funds) at October 31, 2019, the results of their operations, the changes in net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
December 20, 2019

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Adviser

Neuberger Berman Europe Limited
Lansdowne House
57 Berkeley Square
London, United Kingdom W1J 6ER

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Shareholder Servicing Agent

DST Asset Manager Solutions Inc.
430 West 7th Street, Suite 219189
Kansas City, MO 64105-1407

For Investor, Trust & Institutional Class Shareholders
address correspondence to:

Neuberger Berman Funds
P.O. Box 219189
Kansas City, MO 64121-9189
Shareholder Services 800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

For Class A, Class C, Class R3 and Class R6 Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of each of the Funds. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Investment Advisers LLC ("NBIA"). Each Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	51

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; formerly, Director, Fordham University, 2001 to 2018; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014; formerly, Member of Board of Governors, Investment Company Institute.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	51

Trustee, Jewish Theological Seminary, since 2015; Director, Legility, Inc. (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007

President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

			51

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	51

Director, 1 William Street Credit Income Fund, since 2018; Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	51

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	51

Director, 1 William Street Credit Income Fund, since 2018; Director and Chair, Thrivent Church Loan and Income Fund, since 2018; formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	51

Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Operating Executive, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	51

Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1993	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	51

Director, ERA Coalition (not-for-profit), since January 2019; Director, Re belle Media (a privately held TV and film production company), since 2018; formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	51	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC ("Neuberger Berman") and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), Neuberger Berman Investment Advisers LLC ("NBIA") (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

51

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Trustee since 2008; prior thereto, Chief Executive Officer and President from 2008 to 2018	Retired; formerly, Managing Director, Neuberger Berman, 2007 to 2018; formerly, President — Mutual Funds, NBIA, 2008 to 2018; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003.	51

Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011; formerly, Member of the Board of Governors, Investment Company Institute.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the Trust's Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates. Mr. Conti is an interested person of the Trust by virtue of the fact that he was an officer of NBIA and/or its affiliates until June 2018.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President — Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018

Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

General Counsel and Head of Compliance — Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer — Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018

Senior Vice President and Associate General Counsel, Neuberger Berman, since July 2018; Assistant United States Attorney, Southern District of New York, 2009 to 2018; Anti-Money Laundering Compliance Officer, four registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Neuberger Berman's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2019). The Trust's Forms N-Q and N-PORT are available on the SEC's website at www.sec.gov. The portfolio holdings information on Form N-Q or Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).

Board Consideration of the Management Agreements

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Income Funds (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreements with Management (the "Management Agreements") with respect to each series and the sub-advisory agreements between Management and Neuberger Berman Europe Limited ("NBEL") (the "Sub-Advisory Agreements" and collectively with the Management Agreement, the "Agreements") with respect to Neuberger Berman Emerging Markets Debt Fund and Neuberger Berman Unconstrained Bond Fund. Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 12, 2019, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for each Fund.

In evaluating the Agreements with respect to each Fund, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations, and financial condition as they relate to the Funds. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and NBEL have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for each Fund, including the use of derivatives if used as part of the Fund's strategy, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management, NBEL, and their affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its deliberations regarding the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to them by Independent Counsel; their own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management and NBEL.

Provided below is a description of the Board's contract approval process and material factors that the Board considered at its meetings regarding renewals of the Agreements and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund, and whether the Agreements were in the best interests of each Fund and Fund shareholders. The Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered each Fund's investment management and sub-advisory agreements separately from those of the other Funds.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreements to each Fund and, through the Fund, its shareholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management and NBEL who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's and NBEL's policies and practices regarding trade execution, transaction costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between the Funds' investments and those of other funds or accounts managed by Management or NBEL. The Board also noted that Management had increased its research capabilities with respect to environmental, social, and corporate governance matters and how those factors may relate to investment performance.

The Board noted the extensive range of services that Management provides to the Funds beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing risks with respect to all Funds, for which it is entitled to reasonable compensation. Specifically, Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Funds, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.

The Board also noted Management's activities under its contractual obligation to oversee the Funds' various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management and NBEL, as no significant compliance problems were reported to the Board with respect to either firm. The Board also considered the general structure of the portfolio managers' compensation and whether this structure provides appropriate incentives to act in the best interests of the Funds. The Board also considered the ability of Management and NBEL to attract and retain qualified personnel to service the Funds.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and NBEL in response to recent market conditions, such as regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management and NBEL in this context.

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared each Fund's performance, along with its fees and other expenses, to a group of industry peers and a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective. The Board considered each Fund's performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups.

With respect to investment performance, the Board considered information regarding each Fund's short-, intermediate- and long-term performance, as applicable, net of the Fund's fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of the industry peer group and a broader universe of funds, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

In the case of underperformance for any periods, the Board considered the magnitude and duration of that underperformance relative to the broader universe and/or the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). For those Funds that the Board identified as having underperformed their benchmark indices, industry peer groups, and/or a broader universe of funds to an extent, or over a period of time, that the Board felt warranted additional inquiry, the Board discussed with Management each such Fund's performance, potential reasons for the relative performance, and, if necessary, steps that Management had taken, or intended to take, to improve performance. The Board also met with the portfolio managers of certain Funds during the 12 months prior to voting on the contract renewal to discuss the Funds' performance. The Board also considered Management's responsiveness with respect to the relative performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding a Fund's relative performance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreements, the Board considered the fee structure for each Fund under the Agreements as compared to the peer group provided by the consulting firm. The Board reviewed a comparison of each Fund's management fee to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in each Fund's management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the peer group pay directly from fund assets for certain services that Management covers out of the administration fees for the Funds. Accordingly, the Board also considered each Fund's total expense ratio as compared with its peer group as a way of taking account of these differences.

The Board compared each Fund's contractual and actual management fees to the median of the contractual and actual management fees, respectively, of that Fund's peer group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared each Fund's total expenses to the median of the total expenses of that Fund's peer group. Where a Fund's management fee or total expenses were higher than the peer group median, the Board considered whether specific portfolio management, administration or oversight needs contributed to the Fund's management fee or total expenses. The Board also noted that for some classes of certain Funds, the overall expense ratio is maintained through a contractual or voluntary fee cap and/or expense reimbursements by Management.

In concluding that the benefits accruing to Management and its affiliates, including NBEL, by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to that Fund, the Board reviewed specific data as to Management's estimated profit or loss on each Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's estimated profit or loss on each Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In recent years, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its estimated profit or loss was not unreasonable.

Recognizing that there is no uniform methodology within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board, in recent years, requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management's representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with each Fund. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to each Fund and, based on its review, concluded that Management's reported level of estimated profitability, if any, on each Fund was reasonable.

Information Regarding Services to Other Clients

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies, and strategies that were similar to those of any of the Funds. In the cases where such funds or separate accounts exist, the Board compared the fees charged to the Fund to the fees charged to such comparable funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts were lower than the fee rates paid by the corresponding Funds, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to creation and sponsorship of the Funds.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in each Fund's advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the peer group. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduce many Funds' expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if a Fund's assets decline. In addition, for Funds that do not have breakpoints, the Board considered that setting competitive fee rates and pricing a Fund to scale before it has actually experienced an increase in assets are other means of sharing potential economies of scale with shareholders. The Board also considered that Management has provided, at no added cost to the Funds, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Funds and their shareholders.

Fund-by-Fund Analysis

With regard to the investment performance of each Fund and the fees charged to each Fund, the Board considered the following information. The broader universes of funds referenced in this section are those identified by the consulting firm, as discussed above, and the risk/return ratios referenced are the Sharpe ratios provided by the consulting firm. With respect to performance quintile rankings for a Fund compared to its broader universe ("Performance Universe"), the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for a Fund compared to its peer group ("Expense Group"), the first quintile represents the lowest fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. Where a Fund has more than one class of shares outstanding, information for Institutional Class has been provided as identified below. The Board reviewed the expense structures of all the other classes of shares of the Funds, some of which have higher fees and expenses that reflect their separate distribution and servicing arrangements and the differing needs of different investors. As a proxy for the class expense structure, the Board reviewed the expenses of each class for one Fund in the Trust in comparison to Expense Groups for those classes. The Board noted the effect of higher expenses on the performance of the other classes of shares.

•  Neuberger Berman Core Bond Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, and 5-year periods and higher for the 10-year period; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1- and 3-year periods, the third quintile for the 5-year period, and the second quintile for the 10-year period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, the actual management fee net of fees waived by Management, and total expenses each ranked in the third quintile. The Board took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 5-year period, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for that period. The Board also met with a member of the portfolio management team in December 2018 to discuss the Fund's performance. The Board also noted the Fund's outperformance versus its benchmark during the 7-month period ending July 31, 2019.

•  Neuberger Berman Emerging Markets Debt Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund's performance was higher for the 1-year period and lower for the 3- and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1- and 5-year periods and the second quintile for the 3-year period. The Fund was launched in 2013 and therefore does not have 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee and total expenses each ranked in the third quintile and the actual management fee net of fees waived by Management ranked in the first quintile.

•  Neuberger Berman Floating Rate Income Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1- and 3-year periods and the third quintile for the 5-year period. The Fund was launched in 2009 and therefore does not have 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee and total expenses each ranked in the third quintile and the actual management fee net of fees waived by Management ranked in the second quintile. In addition, the Board met with a member of the portfolio management team in June 2019 to discuss the Fund's performance. The Board also noted the Fund's second quintile ranking against its Morningstar peer category for the 7-month period ending July 31, 2019.

•  Neuberger Berman High Income Bond Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the second quintile for the 1-year period and the third quintile for the 3- and 5-year periods. The Fund's Institutional Class was launched in 2009 and therefore does not have 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee and the actual management fee each ranked in the fifth quintile and total expenses ranked in the third quintile. In determining to renew the Agreement, the Board took into account Management's representations regarding the effect that the composition of the Fund's Performance Universe had on the Fund's performance relative to its peers due to, among other matters, the Fund's positioning in the higher quality portion of the high income bond market, which positioning also affected its performance versus its benchmark. In addition, the Board met with the Fund's portfolio managers in June 2019 to discuss the Fund's performance and positioning in the market. The Board also noted that Management added a new portfolio manager to the Fund in May 2019. The Board also considered Management's representations regarding the relatively small spread between the Fund's contractual management fee and the median of its Expense Group and the competitiveness of its relative total expenses.

•  Neuberger Berman Municipal High Income Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund's performance was higher for the 1-year period and lower for the 3-year period; and (2) as compared to its Performance Universe, the Fund's performance was in the second quintile for the 1- and 3-year periods. The Fund was launched in 2015 and therefore does not have 5- or 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the second quintile and the actual management fee net of fees waived by Management and total expenses each ranked in the first quintile. The Board also took into account that Management reduced the Fund's expense limitations for each share class in 2019.

•  Neuberger Berman Municipal Impact Fund (Institutional Class)—The Board took into account that the Fund adopted a new investment strategy and benchmark on June 16, 2018, and that the management fee was substantially reduced at that time; accordingly, the fee and performance information for earlier periods does not reflect the current strategy or fee arrangement and therefore the utility of such comparisons is limited until the Fund's new investment strategy has a longer track record. The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the second quintile for the 1-year period, the fourth quintile for the 3-year period, and the fifth quintile for the 5-year period. The Board noted that the performance comparison data for the periods prior to the date of the investment strategy change includes the performance of the Fund's prior investment strategy. NBIA assumed the management of the Fund in 2013; therefore, the Fund does not have does not have 10-year performance under NBIA's management. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the first quintile, the actual management fee net of fees waived by Management ranked in the second quintile, and total expenses ranked in the fifth quintile. The Board further noted that the Total Expense Ratio reflected organizational expenses and/or proxy-related expenses associated with the Fund's change in investment strategy, which are non-recurring expense.

•  Neuberger Berman Municipal Intermediate Bond Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund's performance was lower for the 1- year period and higher for the 3- and 5-year period; and (2) as compared to its Performance Universe, the Fund's performance was in the second quintile for the 1-, 3-, and 5-year periods. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the first quintile and the actual management fee net of fees waived by Management and total expenses each ranked in the second quintile.

•  Neuberger Berman Short Duration Bond Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the second quintile for the 1-year period, the fifth quintile for the 3-year period, and the fourth quintile for the 5-year period. The Fund's Institutional Class was launched in 2010 and therefore does not have 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee and total expenses each ranked in the second quintile and the actual management fee net of fees waived by Management ranked in the first quintile.

•  Neuberger Berman Short Duration High Income Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the first quintile for the 1-year period, the fifth quintile for the 3-year period, and the fourth quintile for the 5-year period. The Fund was launched in 2012 and therefore does not have 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee and total expenses each ranked in the third quintile and the actual management fee net of fees waived by Management ranked in the first quintile. In determining to renew the Agreement, the Board took into account Management's representations regarding the effect that the composition of the Fund's Performance Universe had on the Fund's performance relative to its peers due to, among other matters, the Fund's positioning in the higher quality portion of the high income bond market, which positioning also affected its performance versus its benchmark. In addition, The Board also met with a member of the portfolio management team in June 2019 to discuss the Fund's performance. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3-year period, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for that period.

•  Neuberger Berman Strategic Income Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund's performance was lower for the 1-year period and higher for the 3-year period; and (2) as compared to its Performance Universe, the Fund's performance was in the third quintile for the 1-, 3-, and 5-year periods and the fourth quintile for the 10-year period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, the actual management fee net of fees waived by Management, and total expenses each ranked in the second quintile.

•  Neuberger Berman Unconstrained Bond Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund's performance was lower for the 1-year period and higher for the 3-year period; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1-year period and the fifth quintile for the 3-year period. The Fund was launched in 2014 and therefore does not have 5- or 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the third quintile, the actual management fee net of fees waived by Management ranked in the first quintile, and total expenses ranked in the second quintile. In addition, the Board met with a member of the portfolio management team in December 2018 to discuss the Fund's performance.

Conclusions

In approving the continuation of the Agreements, the Board concluded that, in its business judgment, the terms of each Agreement are fair and reasonable to each Fund and that approval of the continuation of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management and NBEL could be expected to continue to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of an underperforming Fund, that the Board retained confidence in Management's and NBEL's capabilities to manage the Fund; that each Fund's fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

Notice to Shareholders

For the fiscal period ended October 31, 2019 the percentages representing the portion of distributions from net investment income that is exempt from federal tax, other than alternative minimum tax are as follows:

Municipal High Income	99.69%
Municipal Impact	99.40%
Municipal Intermediate Bond	100.00%

For the fiscal year ended October 31, 2019, each Fund makes the following designation, or up to the maximum amount of such qualified interest income, as Capital Gains Distributions, Ordinary Income and Short-Term Capital Gains.

Capital Gains Distributions	Ordinary Income	Short-Term Capital Gains
Core Bond $—	$13,405,221	$—
Floating Rate Income —	15,483,338	—
High Income —	116,826,812	—
Municipal Impact 112,302	—	—
Municipal Intermediate Bond 418,522	—	—
Strategic Income —	93,798,119	—

In January 2020, you will receive information to be used in filing your 2019 tax returns, which will include a notice of the exact tax status of all dividends paid to you by each Fund during calendar year 2019. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which you can obtain by calling 1.877.628.2583. An investor should consider a Fund's investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

H0648 12/19

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Income Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Municipal Fund Inc.’s Form N-CSR, Investment Company Act file number 811-21168 (filed January 7, 2019). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee.  The Registrant’s audit committee financial experts are Michael J. Cosgrove, Martha C. Goss, and Deborah C. McLean.  Mr. Cosgrove, Ms. Goss, and Ms. McLean are independent trustees as defined by Form N-CSR.
Item 4.  Principal Accountant Fees and Services.

Ernst & Young LLP (“E&Y”) serves as independent registered public accounting firm to Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, Neuberger Berman Strategic Income Fund and Neuberger Berman Unconstrained Bond Fund.  Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, Neuberger Berman Strategic Income Fund and Neuberger Berman Unconstrained Bond Fund commenced operations on September 27, 2013, February 1, 1992, July 9, 1987, June 9, 1986, July 11, 2003, and February 13, 2014, respectively.

Tait, Weller & Baker LLP (“Tait Weller”) serves as independent registered public accounting firm to Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Municipal High Income Fund, Neuberger Berman Municipal Impact Fund and Neuberger Berman Short Duration High Income Fund.  Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Municipal High Income Fund, Neuberger Berman Municipal Impact Fund and Neuberger Berman Short Duration High Income Fund commenced operations on October 1, 1995, December 29, 2009, June 22, 2015, March 11, 2013, and September 28, 2012, respectively.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $317,020 and $309,095 for the fiscal years ended 2018 and 2019, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $169,900 and $134,050 for the fiscal years ended 2018 and 2019, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2018 and 2019, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2018 and 2019, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2018 and 2019, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2018 and 2019, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $67,500 and $65,820 for the fiscal years ended 2018 and 2019, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with the identification of Passive Foreign Investment Companies ("PFICs"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2018 and 2019, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $36,120 and $30,000 for the fiscal years ended 2018 and 2019, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with the identification of PFICs, assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2018 and 2019, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2018 and 2019, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2018 and 2019, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2018 and 2019, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2018 and 2019, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.
(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $67,500 and $65,820 for the fiscal years ended 2018 and 2019, respectively.
Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2018 and 2019, respectively.
Non-audit fees billed by Tait Weller for services rendered to the Registrant were $0 and $0 for the fiscal years ended 2018 and 2019, respectively.
Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2018 and 2019, respectively.
(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.
Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s annual report, which is included in Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the most recent fiscal half-year period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Municipal Fund Inc.’s Form N-CSR, Investment Company Act file number 811-21168 (filed January 7, 2019).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Income Funds

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: January 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: January 2, 2020

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: January 2, 2020